united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22865

Forethought Variable Insurance Trust

(Exact name of registrant as specified in charter)

10 West Market Street, Suite 2300, Indianapolis, Indiana 46204

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street Wilmington, DE 19801

(Name and address of agent for service)

Registrant's telephone number, including area code: 317-223-2703

Date of fiscal year end: 12/31

Date of reporting period: 12/31/17

Item 1. Reports to Stockholders.

Annual Report

December 31, 2017

Global Atlantic Portfolios

Global Atlantic American Funds® Managed Risk Portfolio

Global Atlantic Balanced Managed Risk Portfolio

Global Atlantic BlackRock Global Allocation Managed Risk Portfolio

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio

Global Atlantic Growth Managed Risk Portfolio

Global Atlantic Moderate Growth Managed Risk Portfolio

Global Atlantic Motif Aging of America Portfolio

Global Atlantic Motif Real Estate Trends Portfolio

Global Atlantic Motif Technological Innovations Portfolio

Global Atlantic PIMCO Tactical Allocation Portfolio

Global Atlantic Select Advisor Managed Risk Portfolio

Global Atlantic Wellington Research Managed Risk Portfolio

Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio

Global Atlantic Wilshire Dynamic Global Allocation Portfolio

Global Atlantic Wilshire Dynamic Growth Allocation Portfolio

Global Atlantic Wilshire Dynamic Moderate Allocation Portfolio

Class II shares

Each a separate series of the Forethought Variable Insurance Trust

Distributed by Northern Lights Distributors, LLC

Member FINRA

Dear Shareholders/Contract Owners:

Amidst low equity market volatility, the rally that began in 2016 continued during 2017. Equity market volatility, as measured by the Chicago Board Options Exchange S&P 500 Volatility Index, averaged only 11.10 in 2017, and even reached a 28-year intraday low of 8.56 on November 24, 2017. This compares to averages of 15.84 in 2016 and 20.39 over the past 20 years. The “risk-on” position taken by investors following the U.S. election was largely rewarded as the Trump Administration sought to roll back existing regulations and introduce significant tax reforms. These initiatives, combined with strong corporate earnings, improving economic data, and low inflation sustained the equity market rally in 2017. In contrast to 2016 however, when U.S. equity markets returns were stronger than international equity market returns, 2017 saw international equities outperform domestic equities, led by emerging markets. For much of 2017, international equities benefitted from low oil prices, a weak U.S. dollar, and low U.S. government bond yields. From a geopolitical perspective, tensions on the Korean Peninsula rose significantly in 2017 as North Korea repeatedly tested its missile capabilities. While these tests drew condemnation from many global leaders, they did not produce a meaningful negative reaction in the financial markets.

The MSCI Emerging Markets was up 37.28% during 2017, while international equities (in U.S. dollar terms), as measured by the MSCI EAFE, were up 25.03% (as compared to up 1.00% in 2016). Regionally, European equities, as measured by the Euro Stoxx 50, were up 24.27% in 2017 (as compared to up 0.70% in 2016), while the UK and Japanese equity markets, as measured by the FTSE 100 and Nikkei 225, respectively, rose 22.56% and 23.12%, respectively (as compared to down -0.11% and up 1.33% in 2016, respectively). Domestically, the S&P 500 was up 21.83% in 2017, while the S&P MidCap 400 and Russell 2000 were up 16.24% and 14.65%, respectively (as compared to up 20.74% and 21.31% in 2016, respectively).

As employment figures improved throughout the year, the U.S. Federal Reserve (the “Fed”) began unwinding its $4.5 trillion financial crisis-era balance sheet in 2017 while also raising interest rates on three occasions during the year despite low inflation. The Fed has forecast three interest rate hikes for 2018 and two additional interest hikes for 2019. From a leadership perspective, Fed Chair Janet Yellen’s term expires in February 2018, and she will be replaced, pending Senate confirmation, by Jerome Powell. Furthermore, over half of the seven seats on the Fed’s Board of Governors will need to be filled in 2018, which leaves uncertainty regarding the Fed’s direction on monetary policy.

Similar to 2016, domestic investment grade bonds, as measured by the Bloomberg Barclays US Aggregate Bond Index, trailed most equity markets in 2017, but were up 3.54% for the year. The ICE BofAML U.S. High Yield Index was up 7.48% during 2017, while commodities were positive in 2017 with the S&P GSCI Index up 5.77%, led by gold (up 12.81%) and oil (up 6.17%). The U.S. dollar was down -9.87% in 2017 after rising 3.63% in 2016.

For asset allocation funds, these disparate returns meant that asset allocation decisions, and the timing of those decisions, were important drivers of performance in 2017. The following pages contain management’s discussion of recent Portfolio performance. Thank you for investing in the Global Atlantic Portfolios.

Sincerely,

Eric D. Todd, CFA	Cameron Jeffreys, CFA
President	Senior Vice President
Global Atlantic Investment Advisors, LLC	Global Atlantic Investment Advisors, LLC

Portfolio	Benchmark
Global Atlantic American Funds® Managed Risk Portfolio	S&P Target Risk® Moderate Index
Global Atlantic Balanced Managed Risk Portfolio	S&P Target Risk® Conservative Index
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	S&P Target Risk® Moderate Index
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	S&P Target Risk® Moderate Index
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	S&P Target Risk® Conservative Index
Global Atlantic Growth Managed Risk Portfolio	S&P Target Risk® Growth Index
Global Atlantic Moderate Growth Managed Risk Portfolio	S&P Target Risk® Moderate Index
Global Atlantic Motif Aging of America Portfolio	Russell 3000 Index
Global Atlantic Motif Real Estate Trends Portfolio	Dow Jones U.S. Real Estate Index
Global Atlantic Motif Technological Innovations Portfolio	Russell 3000 Technology Index
Global Atlantic PIMCO Tactical Allocation Portfolio	S&P Target Risk® Moderate Index
Global Atlantic Select Advisor Managed Risk Portfolio	S&P Target Risk® Moderate Index
Global Atlantic Wellington Research Managed Risk Portfolio	S&P Target Risk® Moderate Index
Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio	S&P Target Risk® Moderate Index
Global Atlantic Wilshire Dynamic Global Allocation Portfolio	S&P Target Risk® Growth Index
Global Atlantic Wilshire Dynamic Growth Allocation Portfolio	S&P Target Risk® Aggressive Index
Global Atlantic Wilshire Dynamic Moderate Allocation Portfolio	S&P Target Risk® Growth Index

The indices shown are for informational purposes only and are not reflective of any investment. As it is not possible to invest directly in the indices, the data shown does not reflect or compare features of an actual investment, such as its objectives, costs and expenses, liquidity, safety, guarantees or insurance, fluctuation of principal or return, or tax features. Past performance is no guarantee of future results.

This report contains the current opinions of Global Atlantic Investment Advisors, LLC and/or sub-advisers at the time of its publication and should not be considered to be investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, a Portfolio’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed to be reliable, but not guaranteed.

Index Definitions:

S&P Target Risk Aggressive Index. An index that offers significant exposure to equities, while also providing limited fixed income exposure to diversify risk.

S&P Target Risk Conservative Index. An index that emphasizes exposure to fixed income in order to produce a consistent income stream and avoid excessive volatility of return.

S&P Target Risk Moderate Index. An index that offers significant exposure to fixed income, while also providing increased opportunity for capital growth through equities.

S&P Target Risk Growth Index. An index that increases exposure to equities, while also providing limited fixed income exposure to diversify risk.

Bloomberg Barclays US Aggregate Bond Index (“Bbg Barclays US Agg Bond”). An index weighted according to market capitalization and includes, among other categories, Treasury securities, mortgage backed securities, government agency bonds and corporate bonds. To be included in the index, bonds must be rated investment grade by Moody’s and Standard and Poor’s.

ICE BofA ML High Yield Cash Pay MV USI Index (“ICE BofAML U.S. High Yield”) . An index that tracks the performance of US dollar denominated, below investment grade corporate debt, currently in a coupon paying period, which is publically issued in the US domestic market.

Chicago Board Options Exchange S&P 500 Volatility Index (“VIX”). An index that reflects a market estimate of future volatility, based on the weighted average of the implied volatilities for a wide range of strikes.

Dow Jones U.S. Real Estate Index. A subset of the Dow Jones U.S. Index that comprises real estate investment trusts and other companies that invest directly or indirectly in real estate through development, management or ownership, including property agencies.

Euro Stoxx 50 Index (“Euro Stoxx 50”) . An index of 50 blue-chip stocks representing supersector leaders from 12 Eurozone countries.

FTSE 100 Index (“FTSE 100”). A share index of the 100 companies listed on the London Stock Exchange with the highest market capitalization. The index is maintained by the FTSE Group, a subsidiary of the London Stock Exchange Group. The index is unmanaged and not available for direct investment.

MSCI EAFE Total Return Index (“MSCI EAFE”). An index created by Morgan Stanley Capital International (MSCI) that serves as a benchmark of the performance in major developed international equity markets as represented by 21 major MSCI indexes from Europe, Australasia and the Far East.

MSCI Emerging Markets Total Return Index (“MSCI Emerging Markets”). An index created by MSCI that is designed to measure equity market performance in global emerging markets. The index is unmanaged and not available for direct investment. The Emerging Markets Index is a float-adjusted market capitalization index that consists of indices in 24 emerging economies: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates.

Nikkei 225 Index (“Nikkei 225”). A price-weighted average of the 225 top-rated Japanese companies listed in the First Section of the Tokyo Stock Exchange.

Russell 2000 Total Return Index (“Russell 2000”). An index measuring the performance approximately 2,000 small-cap companies in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. stocks. The Russell 2000 serves as a benchmark for small-cap stocks in the United States.

Russell 3000 Index. An index measuring the performance of approximately 3,000 of the largest U.S. companies.

Russell 3000 Technology Index. A capitalization-weighted index measuring the performance of companies that serve the electronics and computer industries or that manufacture products based on the latest applied science.

S&P MidCap 400 Total Return Index (“S&P MidCap 400”) . A capitalization-weighted index which measures the performance of the mid-range sector of the U.S. stock market.

S&P 500 Index (“S&P 500”) A market capitalization weighted price index composed of 500 widely held U.S. common stocks. Frequently. used as a measure of U.S. stock market performance.

S&P GSCI Total Return Index (“S&P GSCI”). A broad based, production weighted index meant to be representative of the global commodity market beta. The S&P Goldman Sachs Commodity Index (GSCI) consists of 24 commodity futures on physical commodities across five sectors; energy, agriculture, livestock, industrial metals, and precious metals.

U.S. Dollar Index. An index that indicates the general international value of the U.S. Dollar by averaging the exchange rates between the U.S. Dollar and major world currencies.

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Table of Contents

■	Global Atlantic Portfolio Reviews	5 – 43

■	Financial Statements:

	Portfolios of Investments	44 – 104

	Statements of Assets and Liabilities	105 – 109

	Statements of Operations	110 – 114

	Statements of Changes in Net Assets	115 – 123

	Financial Highlights	124 – 140

■	Notes to Financial Statements	141 – 174

■	Report of Independent Registered Public Accounting Firm	175

■	Expense Examples	176 – 177

■	Supplemental Information	178 – 188

■	Privacy Notice	189 – 190

■	Proxy Voting Policy	Back Cover

■	Portfolio Holdings	Back Cover

Global Atlantic American Funds® Managed Risk Portfolio
Portfolio Review (Unaudited)
December 31, 2017

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

The capital appreciation and income component is sub-advised by Wilshire Associates Incorporated (“Wilshire”), while the managed risk component is sub-advised by Milliman Financial Risk Management, LLC (“Milliman”).

How did the Portfolio perform during the period?

During 2017, the Portfolio outperformed its reference benchmark, the S&P Target Risk® Moderate Index. The Portfolio posted a return of 14.16% compared to a benchmark return of 11.78%, a difference of 238 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

The Portfolio was overweight equities versus fixed income during 2017, which contributed to performance. Within equities, the Portfolio was materially underweight international equities versus the benchmark, which weighed on results as international and emerging markets equities performed exceptionally well. For the year, the MSCI EAFE Index returned 25.03% and the MSCI Emerging Markets Index returned 37.28%, while domestic equities, as represented by the S&P 500 Index, returned 21.83%.

The Portfolio’s strongest performing underlying fund was the American Funds Insurance Series® International Fund, which returned 32.46% for the year as developed non-U.S. and emerging markets equities outpaced other asset classes due to a combination of currency appreciation, improved economic growth and outlook, and improved political stability. The Portfolio has been underweight duration all year, which has been a drag on performance as treasury yields were mostly unchanged throughout 2017, leading to outperformance by longer duration fixed income instruments (which have a relatively higher yield). Manager selection has been a material contribution to the Portfolio, adding an estimated 0.85% to the performance of the Portfolio during 2017. American Funds Insurance Series® Blue Chip Income & Growth Fund was the strongest contributor of alpha and posted a return of 17.30%, versus 13.66% for the Russell 1000 Value TR Index, and contributing an estimated 0.53% of manager alpha.

From a managed risk perspective, the Portfolio had a minimal hedge position in place throughout the year due to the relatively calm nature of the markets. Consequently, Portfolio performance was driven primarily by the underlying portfolio holdings. Volatility has been low, with the CBOE Volatility Index (“VIX”) averaging 11.1 during 2017, and even reaching a 28-year intraday low of 8.6 in November. This compared to an average of 15.8 in 2016, during which there were five spikes above 20, and to an average of 20.4 over the past 20 years.

How was the Portfolio positioned at period end?

At year end, the Portfolio remains overweight equities. Within equities, the Portfolio remains underweight foreign equities. Improvements in the global Purchasing Managers’ Index showed positive sentiment across most major markets. Although this would typically bode well for foreign equities, and foreign equities substantially outpaced domestic equities during 2017, foreign equities continued to lag domestic equities over the longer term. Since the equity market hit its lowest point in 2009, the S&P 500 Index has returned 295%, while foreign equities, as measured by the MSCI ACWI ex USA Index, have returned 127%. Given the improving economic and political outlook in Europe, Wilshire materially increased the Portfolio’s allocation to foreign equities during the year.

Wilshire reduced the duration of the Portfolio during early 2017, due in part to its concern with the level of duration present within core fixed income indexes, rather than due to concerns that interest rates are poised to rise rapidly. From 1989 through 2011, the average modified adjusted duration of the Bloomberg Barclays U.S. Aggregate Bond Index (“Index”) was 4.55 years, whereas the Index duration is nearly 6 years today. Therefore, even with an underweight duration stance, Wilshire believed that the Portfolio was likely to have at least as much interest rate risk as has historically existed within the Index.

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Global Atlantic American Funds®Managed Risk Portfolio
Portfolio Review (Continued)
December 31, 2017 (Unaudited)

The Portfolio’s performance figures* for the periods ended December 31, 2017 as compared to its benchmark:

		Annualized
	One	Three	Performance
	Year	Years	Since Inception**
Global Atlantic American Funds® Managed Risk Portfolio
Class II	14.16%	5.81%	6.25%
S&P Target Risk® Moderate Index (Total Return)	11.78%	5.37%	5.35%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Prior to October 1, 2016, the Capital Appreciation and Income Component of the Portfolio was managed by the Adviser without the use of a sub-adviser. The performance prior to that date is attributable to the Adviser’s asset allocation decisions. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 1.24% for Class II shares per the April 28, 2017 prospectus.

**	Commencement of operations is October 31, 2013.

The S&P Target Risk® Moderate Index (Total Return) provides significant exposure to fixed income, while also providing increased opportunity for capital growth through equities. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Variable Insurance Trusts - Equity Funds	61.8%
Variable Insurance Trusts - Debt Funds	33.4%
Money Market Fund	4.9%
Other Assets Less Liabilities - Net	(0.1)%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio’s holdings as of December 31, 2017.

Global Atlantic Balanced Managed Risk Portfolio
Portfolio Review (Unaudited)
December 31, 2017

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

The capital appreciation and income component is sub-advised by BlackRock Financial Management, Inc. (“BlackRock”), while the managed risk component is sub-advised by Milliman Financial Risk Management, LLC (“Milliman”).

How did the Portfolio perform during the period?

During 2017, the Portfolio outperformed its reference benchmark, the S&P Target Risk® Conservative Index. The Portfolio posted a return of 11.80% compared to a benchmark return of 9.70%, a difference of 210 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

An overweight to equities and corresponding underweight to fixed income throughout the year, relative to the benchmark, were the primary drivers of outperformance. While risk premia on risk assets remained attractive relative to core sovereign bonds amid a healthy growth and earnings environment, this valuation gap has closed following strong equity market performance this year. The Eurozone and Japanese economies were two standouts in 2017, with growth averaging around 2%. Partly offsetting this outperformance was an underweight to emerging market (“EM”) equities relative to the benchmark, as EM posted particularly strong returns in 2017. BlackRock preferred to express EM exposure in the Portfolio through an overweight to EM debt over EM equity, as a constructive EM growth backdrop has been supportive of EM yield assets.

Within fixed income, an overweight to EM debt was a positive contributor to overall fixed income performance, as this asset class was among the best performers in fixed income in 2017. An overweight to U.S. corporate credit relative to treasuries also contributed favorably, as credit spreads tightened to historic lows during the year. Conversely, a tilt toward shorter duration fixed income assets in the Portfolio partly detracted from performance relative to the benchmark, with long rates remaining stubbornly range-bound as the market remained unsure about inflation in light of the U.S. Federal Reserve’s (the “Fed”) rate hike rhetoric.

From a managed risk perspective, the Portfolio had in place a minimal hedge position throughout the year due to the relatively calm nature of the markets. Consequently, Portfolio performance was driven primarily by the underlying portfolio holdings. Volatility has been low, with the CBOE Volatility Index (“VIX”) averaging 11.1 during 2017, even reaching a 28-year intraday low of 8.6 in November. This compares to an average of 15.8 in 2016, during which there were five spikes above 20, and to an average of 20.4 over the past 20 years.

How was the Portfolio positioned at period end?

The Portfolio remained overweight equities relative to fixed income at year end, as BlackRock believes that the positive growth backdrop in 2017 is likely to continue in 2018, causing developed market output gaps to narrow further, albeit towards lower potential growth rates. In the U.S., economic indicators remain strong, with real domestic demand growing above 2.5%. BlackRock believes that the fiscal policy expansion in 2018 will keep growth momentum strong, and with growth persisting above trend, sees inflation pressures gradually building. From a valuation perspective, BlackRock continues to see more upside in non-U.S. equities and has positioned the Portfolio accordingly. In BlackRock’s view, Europe (ex-UK) and Japan in particular appear poised to benefit from above-trend economic expansion, solid earnings, and improving domestic demand.

In fixed income, the Portfolio maintained a lower duration profile than the benchmark at year end. BlackRock sees upside to government bond yields in 2018, but believes that structural forces would temper this rise. In the U.S., BlackRock believes that the market appears to be underpricing the Fed’s policy path. As this gap narrows, BlackRock expects U.S. Treasury yields to rise, but believes that the key to a steeper curve is rising longer duration term premiums The fixed income portion of the Portfolio also remained overweight credit relative to U.S. Treasuries at year end, though BlackRock is becoming more cautious in this view as credit spreads have become more expensive. BlackRock believes that return upside appears to be particularly limited in high yield at current valuations.

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Global Atlantic Balanced Managed Risk Portfolio
Portfolio Review (Continued)
December 31, 2017 (Unaudited)

The Portfolio’s performance figures* for the periods ended December 31, 2017 as compared to its benchmark:

		Annualized
	One	Three	Performance
	Year	Years	Since Inception**
Global Atlantic Balanced Managed Risk Portfolio
Class II	11.80%	4.61%	5.28%
S&P Target Risk® Conservative Index (Total Return)	9.70%	4.54%	4.47%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Prior to October 1, 2016, the Capital Appreciation and Income Component of the Portfolio was managed by the Adviser without the use of a sub-adviser. The performance prior to that date is attributable to the Adviser’s asset allocation decisions. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 1.00% for Class II shares per the April 28, 2017 prospectus.

**	Commencement of operations is October 31, 2013.

The S&P Target Risk® Conservative Index (Total Return) emphasizes exposure to fixed income in order to produce a consistent income stream and avoid excessive volatility of returns. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Exchange Traded Equity Funds	51.4%
Exchange Traded Debt Funds	43.8%
Money Market Fund	4.9%
Other Assets Less Liabilities - Net	(0.1)%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio’s holdings as of December 31, 2017.

Global Atlantic BlackRock Global Allocation Managed Risk Portfolio
Portfolio Review (Unaudited)
December 31, 2017

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

The capital appreciation and income component is managed by the Global Atlantic Investment Advisors, LLC (the “Adviser”) while the managed risk component is sub-advised by Milliman Financial Risk Management, LLC (“Milliman”).

How did the Portfolio perform during the period?

During 2017, the Portfolio outperformed its reference benchmark, the S&P Target Risk® Moderate Index. The Portfolio posted a return of 12.54% compared to a benchmark return of 11.78%, a difference of 276 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

The Portfolio seeks to achieve its objective by investing under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in the BlackRock Global Allocation V.I. Fund. The Portfolio’s other holdings may include cash, a money market fund, and futures contracts. The BlackRock Global Allocation V.I. Fund outperformed the S&P Target Risk Moderate Index during the period.

From a managed risk perspective, the Portfolio had in place a minimal hedge position throughout the year due to the relatively calm nature of the markets. Consequently, Portfolio performance was driven primarily by the underlying portfolio holdings. Volatility has been low, with the CBOE Volatility Index (“VIX”) averaging 11.1 during 2017, even reaching a 28-year intraday low of 8.6 in November. This compares to an average of 15.8 in 2016, during which there were five spikes above 20, and to an average of 20.4 over the past 20 years.

How was the Portfolio positioned at period end?

At year end, the Portfolio’s primary investment remained the BlackRock Global Allocation V.I. Fund.

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Global Atlantic BlackRock Global Allocation Managed Risk Portfolio
Portfolio Review (Continued)
December 31, 2017 (Unaudited)

The Portfolio’s performance figures* for the periods ended December 31, 2017 as compared to its benchmark:

		Annualized
	One	Three	Performance
	Year	Years	Since Inception**
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio
Class II	12.54%	2.82%	2.72%
S&P Target Risk® Moderate Index (Total Return)	11.78%	5.37%	5.35%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 1.26% for Class II shares per the April 28, 2017 prospectus.

**	Commencement of operations is October 31, 2013.

The S&P Target Risk® Moderate Index (Total Return) provides significant exposure to fixed income, while also providing increased opportunity for capital growth through equities. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Variable Insurance Trust - Asset Allocation Fund	93.4%
Money Market Fund	6.7%
Other Assets Less Liabilities - Net	(0.1)%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio’s holdings as of December 31, 2017.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio
Portfolio Review (Unaudited)
December 31, 2017

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

The equity sleeve of the capital appreciation and income component is sub-advised by Franklin Advisory Services, LLC (“Franklin Advisory”). Effective July 6, 2017, the fixed income sleeve of the capital appreciation and income component is sub-advised by Franklin Advisers, Inc. (“Franklin Advisers”). Prior to July 6, 2017, the fixed income sleeve of the Capital Appreciation and Income Component was managed by Global Atlantic Investment Advisors, LLC (the “Adviser”) without the use of a sub-adviser. The managed risk component is sub-advised by Milliman Financial Risk Management, LLC

(“Milliman”).

How did the Portfolio perform during the period?

During 2017, the Portfolio outperformed its reference benchmark, the S&P Target Risk® Moderate Index. The Portfolio posted a return of 15.25% compared to a benchmark return of 11.78%, a difference of 347 basis points. The following discussion of relative performance pertains to this benchmark unless otherwise noted.

What factors and allocation decisions influenced the Portfolio’s performance?

Franklin Advisory employs a bottom-up stock selection process for the equity sleeve of the Portfolio’s capital appreciation and income component, whereby the portfolio managers invest in securities without regard to benchmark comparisons. As a result, the Portfolio frequently contains sector and security allocations that may be significantly different from those of the index. With respect to the equity sleeve’s performance versus the S&P 500 Index (gross of fees), the equity portfolio underperformed its reference benchmark, the S&P 500 Index (net of fees), posting a return of 21.19% compared to a benchmark return of 21.83%, a difference of -64 basis points.

Shares of Albemarle Corporation (3.35%), a specialty chemicals producer, experienced strong growth during the period, as the company continued to report solid performance in its lithium business. Periodic market concerns regarding the possibility of excess lithium supply were more than offset by the industry consensus that pointed to demand outpacing supply growth. Analysts believe that demand for lithium battery technology could benefit from growth in electric vehicles. Management continued to focus on expanding the company’s market-leading position in lithium. The company has increased its dividend for 23 consecutive years.

Roper Technologies, Inc. (2.46%), a diversified industrial company, enjoyed significant stock price performance in 2017 after reporting robust financial results during the period. The company posted strong organic growth across all four of its segments, with the industrial technology and energy segments leading the way. This performance drove better-than-expected operating results. The company has grown its dividend for 25 consecutive years.

Microsoft Corporation (2.56%), a software and information technology (“IT”) services company, saw its shares move higher in 2017 as the company’s cloud-based initiatives continued to deliver solid results, led by Office 365 subscriber growth and Azure revenue growth. Additionally, prudent expense management and better margins in the hardware business led to improved operating results and earnings-per-share growth, which exceeded consensus expectations. The company has raised its dividend for 14 consecutive years.

Underweight positions and stock selection in the IT sector detracted from the Portfolio’s relative performance, as did overweight and stock selection in the consumer staples sector. The Portfolio’s cash position also detracted from relative performance.

Shares of Schlumberger Limited (“Schlumberger”) (0.86%), a global oilfield services company, were weak during the period due to ongoing industry uncertainty about oil inventory surpluses and the prospect of a sustainable recovery in oil prices. Activity in the oil and gas services industry typically lags that of oil and gas producers, and the current concerns about the sustainability of production activity has led to cautious sentiment about services companies. Schlumberger continued to

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perform well despite a challenging environment, and Franklin Advisory believes that it could be well-positioned to benefit from the recent oil price recovery. The company has raised its dividend for five consecutive years.

Shares of Matthews International Corporation (“Matthews”) (0.36%), a small industrial conglomerate, declined steadily during the fiscal year. Mixed performance, with several lackluster quarters driven by weakness in casket sales and softer North American and European markets for the SGK segment hurt earnings. Franklin Advisory believes that possible stabilization in these markets, as well as possible innovation and new market-driven growth opportunities, could position Matthews for better performance going forward. In addition, Franklin Advisory believes the company’s lower operating expenses going forward could improve profitability. Matthews has raised its dividend for 23 consecutive years.

Shares of Target Corporation (“Target”) (0.73%), a general merchandise discount retailer, declined sharply during the first half of the period due to a reduction in full-year earnings guidance. Target’s management stated that it would intensify investments in price reductions, store renovations and e-commerce capabilities in response to online retail competition. Franklin Advisory feels that Target’s actions, including private label brand expansion, supply chain optimization and small-format store openings could improve sales growth. Target has increased its dividend for 46 consecutive years.

From January 1, 2017 through July 5, 2017, the Adviser managed the fixed income sleeve of the Portfolio’s capital appreciation and income component, investing in the Franklin Templeton Total Return Fund. During this period, the Franklin Templeton Total Return Fund outperformed its reference benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (net of fees), posting a return of 2.60% compared to a benchmark return of 2.16%, a difference of 44 basis points. From July 6, 2017 through December 31, 2017, Franklin Advisers sub-advised the fixed income sleeve of the Portfolio’s capital appreciation and income component. During this period, the fixed income portfolio outperformed its reference benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (net of fees), posting a return of 1.65% compared to a benchmark return of 1.51%, a difference of 14 basis points.

Broadly speaking, in fixed income markets, emerging markets, high yield and investment grade corporate credit, and commercial mortgage-backed securities (“MBS”) delivered notable positive excess returns over U.S. Treasuries of similar duration. In contrast, agency MBS, specifically Ginnie Maes, underperformed U.S. Treasuries. During the portion of the year that Franklin Advisers served as sub-adviser, the Portfolio’s exposure to high-yield corporate credit and non-agency residential MBS (“RMBS”) were significant contributors to the Portfolio’s performance relative to its benchmark. Treasury inflation-protected securities (“TIPS”) and collateralized loan obligations also benefited relative performance. In contrast, the Portfolio’s foreign currency and fixed-rate agency MBS exposure detracted from relative returns. The Portfolio’s defensive U.S. yield-curve positioning was also a detractor from performance, as yield curve movements had a negative impact on the Portfolio relative to its benchmark.

From a managed risk perspective, the Portfolio had in place a minimal hedge position throughout the year due to the relatively calm nature of the markets. Consequently, Portfolio performance was driven primarily by the underlying portfolio holdings. Volatility has been low, with the CBOE Volatility Index (“VIX”) averaging 11.1 during 2017, even reaching a 28-year intraday low of 8.6 in November. This compares to an average of 15.8 in 2016, during which there were five spikes above 20, and to an average of 20.4 over the past 20 years.

How was the Portfolio positioned at period end?

At period end, in the equity sleeve of the capital appreciation and income component, the Portfolio’s largest sector concentration was industrials, followed by health care and IT. The Portfolio initiated a new position in Comcast Corporation (0.77%). The Portfolio also added to several existing positions, including Analog Devices, Inc. (1.92%), Accenture Plc. (2.44%), and Texas Instruments Inc. (2.34%), among others. Conversely, the Portfolio exited its positions in Qualcomm Inc., as well as Yum China Holdings, Inc. and Adient plc, all of which were received as a result of spin-offs. Franklin Advisory also reduced the Portfolio’s positions in United Technologies Corporation (1.57%), Bunge Limited (1.05%), and Air Products and Chemicals, Inc. (2.12%), among others.

The Portfolio remained underweight fixed income vis-à-vis the benchmark. During the portion of the year that Franklin Advisers served as sub-adviser, the Portfolio increased its exposures to duration derivative securities, high yield corporate credit, sovereign emerging markets securities and RMBS. The Portfolio also pared down its exposure to certain U.S. Treasury positions, TIPS and fixed-rate agency MBS in favor of what Franklin Advisors believed to be better relative opportunities.

3137-NLD-1/30/2018

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio
Portfolio Review (Continued)
December 31, 2017 (Unaudited)

The Portfolio’s performance figures* for the periods ended December 31, 2017 as compared to its benchmark:

		Annualized
	One	Three	Performance
	Year	Years	Since Inception**
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio
Class II	15.14%	5.58%	6.02%
S&P Target Risk® Moderate Index (Total Return)	11.78%	5.37%	5.06%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Prior to October 1, 2016, the Fixed Income Component of the Portfolio was managed by the Adviser without the use of a sub-adviser. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 1.15% for Class II shares per the April 28, 2017 prospectus.

**	Commencement of operations is April 30, 2014.

The S&P Target Risk® Moderate Index (Total Return) provides significant exposure to fixed income, while also providing increased opportunity for capital growth through equities. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Common Stocks	70.7%
Corporate Bonds	9.2%
Money Market Fund	7.2%
Agency Mortgage Backed Securities	5.7%
Asset Backed Securities	4.1%
U.S. Treasury Securities	3.2%
Term Loans	0.8%
Sovereign Debt	0.2%
Municipal Bond	0.0	% ^
Other Assets Less Liabilities - Net	-1.1%
	100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio’s holdings as of December 31, 2017.

Derivative exposure and securities sold short are included in “Other Assets Less Liabilities - Net”.

^ Represents less than (0.05)%.

Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio
Portfolio Review (Unaudited)
December 31, 2017

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

The Portfolio is sub-advised by Goldman Sachs Asset Management, L.P. (“GSAM”).

How did the Portfolio perform during the period?

During 2017, the Portfolio underperformed its reference benchmark, the S&P Target Risk® Conservative Index. The Portfolio posted a return of 8.04% compared to a benchmark return of 9.70%, a difference of -166 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

Using a momentum-based methodology to dynamically allocate across global asset classes, the Portfolio seeks to manage risk and enhance long-term returns in changing market environments. Momentum investing seeks exposure to asset classes that have exhibited positive trends in price performance over selected time periods.

Relative to its benchmark, the Portfolio’s trend-based asset allocation was overweight equities during 2017 due to persistent positive trends in global equity markets. This overweight to equities contributed positively to performance, as the MSCI World Index (Net, Unhedged) returned 23.1% in 2017, versus 2.56% for the U.S. 7-10 Year Treasury Index.

Of the Portfolio’s equity exposures, U.S., Japanese, and European equity positions contributed most significantly to performance, while exposure to UK equities detracted from results. Given the significant, low volatility rally in global equity markets, the option-based overlay detracted from performance. More specifically, the drag on performance stemmed primarily from purchased put options on global equities designed to mitigate downside risk. While this drag was partially offset by the premiums generated from selling call options during the period, it was not sufficient to completely negate the impact of the put options.

How was the Portfolio positioned at period end?

At the end of 2017, the Portfolio had approximately 55% of its assets invested in U.S. equities, with an additional 15% in international equities. Furthermore, the Portfolio was allocated 30% to U.S. fixed income. The Portfolio is positioned to provide exposure to price momentum from underlying asset classes, while dynamically managing the volatility, or risk, of the overall Portfolio. In general, the Portfolio seeks to maintain between 50-70% of its assets in developed equity investments and 30-50% of its assets in U.S. fixed income investments. The Portfolio may make allocations at the higher-end of asset allocation ranges to those asset classes with strong momentum and at the lower-end to those asset classes with weak momentum.

The portfolio managers aim to reduce return volatility by employing a hedge overlay within the Portfolio. The overlay consists of utilizing hedge instruments to reduce the downside risk of the Portfolio’s equity and fixed income investments, while partially mitigating upside potential. As of year end, GSAM did not maintain an overlay on Europe or UK equity, given they were not present in the equity portfolio.

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Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio
Portfolio Review (Continued)
December 31, 2017 (Unaudited)

The Portfolio’s performance figures* for the periods ended December 31, 2017 as compared to its benchmark:

		Annualized
	One	Performance
	Year	Since Inception**
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio
Class II	8.04%	2.45%
S&P Target Risk® Conservative Index (Total Return)	9.70%	4.39%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 1.21% for Class II shares per the April 28, 2017 prospectus.

**	Commencement of operations is April 30, 2015.

The S&P Target Risk® Conservative Index (Total Return) provides significant exposure to fixed income in order to produce a consistent income stream and avoid excessive volatility of returns. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Money Market Fund	36.0%
U.S Treasury Note	28.4%
Exchange Traded Equity Funds	24.3%
Exchange Traded Debt Funds	9.5%
Purchased Options	0.5%
Other Assets Less Liabilities - Net	1.3%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio’s holdings as of December 31, 2017.

Derivative exposure is included in “Other Assets Less Liabilities - Net”.

Global Atlantic Growth Managed Risk Portfolio
Portfolio Review (Unaudited)
December 31, 2017

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

The capital appreciation and income component is sub-advised by BlackRock Financial Management, Inc. (“BlackRock”), while the managed risk component is sub-advised by Milliman Financial Risk Management, LLC (“Milliman”).

How did the Portfolio perform during the period?

During 2017, the Portfolio outperformed its reference benchmark, the S&P Target Risk® Growth Index. The Portfolio posted a return of 17.61% compared to a benchmark return of 15.93%, a difference of 168 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

An overweight to equities and corresponding underweight to fixed income throughout the year, relative to the benchmark, were the primary drivers of outperformance. While risk premia on risk assets remained attractive relative to core sovereign bonds amid a healthy growth and earnings environment, this valuation gap has closed following strong equity market performance this year. The Eurozone and Japanese economies were two standouts in 2017, with growth averaging around 2%. Partly offsetting this outperformance was an underweight to emerging market (“EM”) equities relative to the benchmark, as EM posted particularly strong returns in 2017. BlackRock preferred to express EM exposure in the Portfolio through an overweight to EM debt over EM equity, as a constructive EM growth backdrop has been supportive of EM yield assets.

Within fixed income, an overweight to EM debt was a positive contributor to overall fixed income performance, as this asset class was among the best performers in fixed income in 2017. An overweight to U.S. corporate credit relative to treasuries also contributed favorably, as credit spreads tightened to historic lows during the year. Conversely, a tilt toward shorter duration fixed income assets in the Portfolio partly detracted from performance relative to the benchmark, with long rates remaining stubbornly range-bound as the market remained unsure about inflation in light of the U.S. Federal Reserve’s (the “Fed”) rate hike rhetoric.

From a managed risk perspective, the Portfolio had in place a minimal hedge position throughout the year due to the relatively calm nature of the markets. Consequently, Portfolio performance was driven primarily by the underlying portfolio holdings. Volatility has been low, with the CBOE Volatility Index (“VIX”) averaging 11.1 during 2017, even reaching a 28-year intraday low of 8.6 in November. This compares to an average of 15.8 in 2016, during which there were five spikes above 20, and to an average of 20.4 over the past 20 years.

How was the Portfolio positioned at period end?

The Portfolio remained overweight equities relative to fixed income at year end, as BlackRock believes that the positive growth backdrop in 2017 is likely to continue in 2018, causing developed market output gaps to narrow further, albeit towards lower potential growth rates. In the U.S., economic indicators remain strong, with real domestic demand growing above 2.5%. BlackRock believes that the fiscal policy expansion in 2018 will keep growth momentum strong, and with growth persisting above trend, sees inflation pressures gradually building. From a valuation perspective, BlackRock continues to see more upside in non-U.S. equities and has positioned the Portfolio accordingly. In BlackRock’s view, Europe (ex-UK) and Japan in particular appear poised to benefit from above-trend economic expansion, solid earnings, and improving domestic demand.

In fixed income, the Portfolio maintained a lower duration profile than the benchmark at year end. BlackRock sees upside to government bond yields in 2018, but believes that structural forces will temper this rise. In the U.S., BlackRock believes that the market appears to be underpricing the Fed’s policy path. As this gap narrows, BlackRock expects U.S. Treasury yields to rise, but believes that the key to a steeper curve is rising longer duration term premiums. The fixed income portion of the Portfolio also remained overweight credit relative to U.S. Treasuries at year end, though BlackRock is becoming more cautious in this view as credit spreads have become more expensive. BlackRock believes that return upside appears to be particularly limited in high yield at current valuations.

3137-NLD-1/30/2018

Global Atlantic Growth Managed Risk Portfolio
Portfolio Review (Continued)
December 31, 2017 (Unaudited)

The Portfolio’s performance figures* for the periods ended December 31, 2017 as compared to its benchmark:

		Annualized
	One	Three	Performance
	Year	Years	Since Inception**
Global Atlantic Growth Managed Risk Portfolio
Class II	17.61%	4.44%	4.98%
S&P Target Risk® Growth Index (Total Return)	15.93%	7.03%	6.85%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Prior to October 1, 2016, the Capital Appreciation and Income Component of the Portfolio was managed by the Adviser without the use of a sub-adviser. The performance prior to that date is attributable to the Adviser’s asset allocation decisions. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 1.01% for Class II shares per the April 28, 2017 prospectus.

**	Commencement of operations is April 30, 2014.

The S&P Target Risk® Growth Index (Total Return) which offers increased exposure to equities, while also using some fixed income exposure to diversify risk. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Exchange Traded Equity Funds	80.0%
Exchange Traded Debt Funds	15.2%
Money Market Fund	4.9%
Other Assets Less Liabilities - Net	(0.1)%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio’s holdings as of December 31, 2017.

Global Atlantic Moderate Growth Managed Risk Portfolio
Portfolio Review (Unaudited)
December 31, 2017

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

The capital appreciation and income component is sub-advised by BlackRock Financial Management, Inc. (“BlackRock”), while the managed risk component is sub-advised by Milliman Financial Risk Management, LLC (“Milliman”).

How did the Portfolio perform during the period?

During 2017, the Portfolio outperformed its reference benchmark, the S&P Target Risk® Moderate Index. The Portfolio posted a return of 14.47% compared to a benchmark return of 11.78%, a difference of 269 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

An overweight to equities and corresponding underweight to fixed income throughout the year, relative to the benchmark, were the primary drivers of outperformance. While risk premia on risk assets remained attractive relative to core sovereign bonds amid a healthy growth and earnings environment, this valuation gap has closed following strong equity market performance this year. The Eurozone and Japanese economies were two standouts in 2017, with growth averaging around 2%. Partly offsetting this outperformance was an underweight to emerging market (“EM”) equities relative to the benchmark, as EM posted particularly strong returns in 2017. BlackRock preferred to express EM exposure in the Portfolio through an overweight to EM debt over EM equity, as a constructive EM growth backdrop has been supportive of EM yield assets.

Within fixed income, an overweight to EM debt was a positive contributor to overall fixed income performance, as this asset class was among the best performers in fixed income in 2017. An overweight to U.S. corporate credit relative to treasuries also contributed favorably, as credit spreads tightened to historic lows during the year. Conversely, a tilt toward shorter duration fixed income assets in the Portfolio partly detracted from performance relative to the benchmark, with long rates remaining stubbornly range-bound as the market remained unsure about inflation in light of the U.S. Federal Reserve’s (the “Fed”) rate hike rhetoric.

From a managed risk perspective, the Portfolio had in place a minimal hedge position throughout the year due to the relatively calm nature of the markets. Consequently, Portfolio performance was driven primarily by the underlying portfolio holdings. Volatility has been low, with the CBOE Volatility Index (“VIX”) averaging 11.1 during 2017, even reaching a 28-year intraday low of 8.6 in November. This compares to an average of 15.8 in 2016, during which there were five spikes above 20, and to an average of 20.4 over the past 20 years.

How was the Portfolio positioned at period end?

The Portfolio remained overweight equities relative to fixed income at year end, as BlackRock believes that the positive growth backdrop in 2017 is likely to continue in 2018, causing developed market output gaps to narrow further, albeit towards lower potential growth rates. In the U.S., economic indicators remain strong, with real domestic demand growing above 2.5%. BlackRock believes that the fiscal policy expansion in 2018 will keep growth momentum strong, and with growth persisting above trend, sees inflation pressures gradually building. From a valuation perspective, BlackRock continues to see more upside in non-U.S. equities and has positioned the Portfolio accordingly. In BlackRock’s view, Europe (ex-UK) and Japan in particular appear poised to benefit from above-trend economic expansion, solid earnings, and improving domestic demand.

In fixed income, the Portfolio maintained a lower duration profile than the benchmark at year end. BlackRock sees upside to government bond yields in 2018, but believes that structural forces will temper this rise. In the U.S., BlackRock believes that the market appears to be underpricing the Fed’s policy path. As this gap narrows, BlackRock expects U.S. Treasury yields to rise, but believes that the key to a steeper curve is rising longer duration term premiums. The fixed income portion of the Portfolio also remained overweight credit relative to U.S. Treasuries at year end, though BlackRock is becoming more cautious in this view as credit spreads have become more expensive. BlackRock believes that return upside appears to be particularly limited in high yield at current valuations.

3137-NLD-1/30/2018

Global Atlantic Moderate Growth Managed Risk Portfolio
Portfolio Review (Continued)
December 31, 2017 (Unaudited)

The Portfolio’s performance figures* for the periods ended December 31, 2017 as compared to its benchmark:

		Annualized
	One	Three	Performance
	Year	Year	Since Inception**
Global Atlantic Moderate Growth Managed Risk Portfolio
Class II	14.47%	5.08%	5.53%
S&P Target Risk® Moderate Index (Total Return)	11.78%	5.37%	5.06%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Prior to October 1, 2016, the Capital Appreciation and Income Component of the Portfolio was managed by the Adviser without the use of a sub-adviser. The performance prior to that date is attributable to the Adviser’s asset allocation decisions. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 1.00% for Class II shares per the April 28, 2017 prospectus.

**	Commencement of operations is April 30, 2014.

The S&P Target Risk® Moderate Index (Total Return) provides significant exposure to fixed income, while also providing increased opportunity for capital growth through equities. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Exchange Traded Equity Funds	65.6%
Exchange Traded Debt Funds	29.6%
Money Market Fund	5.0%
Other Assets Less Liabilities - Net	(0.2)%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio’s holdings as of December 31, 2017.

Global Atlantic Motif Aging of America Portfolio
Portfolio Review (Unaudited)
December 31, 2017

Investment Objective

The Portfolio seeks to provide long-term capital appreciation.

Management Review

The Portfolio is sub-advised by Motif Capital Management, Inc. (“Motif”).

How did the Portfolio perform during the period?

During 2017, the Portfolio outperformed its reference benchmark, the Russell 3000 Index. The Portfolio posted a return of 22.96% compared to a benchmark return of 21.13%, a difference of 183 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

The Portfolio invests in companies and real estate investment trusts (“REITs”) that support the aging U.S. population. Motif believes that companies that provide health care products or services related to oncology, cardiovascular care, and orthopedics, and REITS that provide senior housing, are likely to have significant opportunities as technological advances increase life expectancies and medical treatment intensity (i.e., more therapies, for longer periods of duration), and the size of the aging population grows. While the Portfolio’s sector allocations can vary over time based on the themes chosen by Motif, during the period the Portfolio had approximately 70% exposure to the health care sector and approximately 30% exposure to REITs. Given the Portfolio’s exposure profile during the period, it is worth noting that the Portfolio performed in-line with the Russell 3000 Healthcare Index and outperformed the Dow Jones U.S. Real Estate Index by 1,312 basis points in 2017.

Owing to growth in the aging population, volume of both inpatient and outpatient services continued to rise in 2017, driving up demand for healthcare services. The development of new medical products and services that seek to improve patient outcomes on a cost-effective basis had an overall positive impact on the industry. The health care services deal volume remained active across a variety of sub-sectors in 2017.

Significant overweight exposure to health care benefited the Portfolio, as it outperformed the benchmark, while its overweight position in the real estate sector hurt the Portfolio, as it underperformed the broader market. The information technology and materials sectors, in which the Portfolio has limited exposure relative to the benchmark, outperformed and had some of the strongest gains in the market over the year ended December 31, 2017.

While segment allocation detracted from performance, stock selection contributed positively to performance. Some of the most meaningful contributors to return in the Portfolio were Spectrum Pharmaceuticals, Inc., EXACT Sciences Corporation, and Foundation Medicine, Inc. Offsetting some of these gains were positions in Coherus Biosciences Inc., Five Prime Therapeutics, Inc., and Merrimack Pharmaceuticals, Inc. By design, the Portfolio seeks to invest in companies that have significant exposure to aging-related diseases, while trying to avoid others that have more general and diversified exposure to health care.

Top contributors to performance versus the benchmark were overweight positions in EXACT Sciences Corporation (EXAS) (1.56%), Foundation Medicine, Inc. (FMI) (1.60%), Spectrum Pharmaceuticals, Inc. (SPPI) (1.06%), Myokardia, Inc. (MYOK) (0.70%), and Novocure Ltd. (NVCR) (0.97%), all of which outperformed expectations.

Bottom contributors to performance versus the benchmark were overweight positions in Brookdale Senior Living Inc. (BKD) (1.96%), National HealthCare Corporation (NHC) (1.96%), Celgene Corporation (CELG) (2.73%) and Omega Healthcare Investors, Inc. (“Omega Healthcare”) (OHI) (2.52%) which underperformed. The Portfolio was underweight Apple Inc. (AAPL) (0.00%) which outperformed and hurt the portfolio.

EXACT Sciences Corporation (EXAS): A molecular diagnostics company, EXAS generated revenue of $72.6 million and completed approximately 161,000 Cologuard tests during the quarter ending 30th September, 2017. Third quarter 2017 revenue and completed Cologuard test volume grew 158% and 136%, respectively, as compared to the same period of

3138-NLD-1/30/2018

2016. Cologuard increasingly became a standard of care for colorectal cancer screening for individuals who preferred not to undergo a colonoscopy.

Spectrum Pharmaceuticals, Inc. (SPPI): In October 2017, the biotechnology company announced the oral presentation of interim data from a Phase 2 clinical study evaluating poziotinib in EGFR Exon 20 Mutant Non-Small-Cell Lung Cancer. The clinical study showed that all 11 study patients who received poziotinib at a 16mg daily dose and have reached their first scan, have seen some level of tumor shrinkage.

Foundation Medicine Inc. (FMI): A molecular information company, FMI reported revenue of $42.7 million for the third quarter 2017 which represented 45% year-over-year growth. It also reported 17,474 clinical tests in the third quarter, 50% year-over-year growth. FMI presented validation data for FoundationOne CDx which demonstrated high concordance with multiple FDA-approved companion diagnostics across multiple solid tumor cancer types. It also presented validation data for a novel assay measuring tumor mutational burden in blood (bTMB) providing evidence that response to immunotherapy can be predicted using a blood sample.

Brookdale Senior Living (BKD): The healthcare REIT company reported a net loss of $413.9 million for the third quarter of 2017 compared to $51.7 million for the third quarter of 2016. Resident fees were $922.9 million for the third quarter of 2017, a decrease of 11.5% as compared to the same period of 2016. The company’s financials were impacted by dispositions, non-cash impairment charges to goodwill and assets and natural disasters such as Harvey and Irma. The decrease in resident fees was as a result of the disposition of 136 communities through asset sales and lease terminations.

How was the Portfolio positioned at period end?

Top themes in the Portfolio are oncology (30%), assisted living (23%), retirement communities (13%) and cardiovascular and diabetic care (13%). Motif’s focus on pure play companies to the theme of Aging of America has led to relative overweight positions in retirement communities, assisted living facilities, and biotech drug companies that specialize in aging-related diseases. Subsequently, the Portfolio is underweight diversified pharmaceutical companies that are typically prevalent in broad based health care indices. Top holdings for the Portfolio at year end include Welltower Inc. (HCN) (3.72%), Humana Inc. (HUM) (2.81%), Omega Healthcare, and Amgen Inc. (AMGN) (2.57%). Welltower Inc. and Omega Healthcare are health care REITs specializing in caring for the elderly, and operate retirement homes and assisted living facilities. They have a broad geographic reach with a network that spans across the country. Humana Inc. is a managed health care company offering coordinated health care through health maintenance organizations, preferred provider organizations, point-of-service plans, and administrative services products to medical members located in the United States and Puerto Rico. Amgen Inc. is a biotechnology company focusing on human therapeutics and innovating novel medicines based on advances in cellular and molecular biology.

3138-NLD-1/30/2018

Global Atlantic Motif Aging of America Portfolio
Portfolio Review (Continued)
December 31, 2017 (Unaudited)

The Portfolio’s performance figures* for the periods ended December 31, 2017 as compared to its benchmark:

	One	Performance
	Year	Since Inception**
Global Atlantic Motif Aging of America Portfolio
Class II	22.96%	10.20%
Russell 3000 Index (Total Return)	21.13%	18.10%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses were 1.02% for Class II shares per the April 28, 2017 prospectus.

**	Commencement of operations is July 29, 2016.

The Russell 3000 Index (Total Return) measures the performance of approximately 3,000 of the largest U.S. companies. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Common Stocks	99.5%
Money Market Fund	0.5%
Other Assets Less Liabilities - Net	0.0	% ^
	100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio’s holdings as of December 31, 2017.

^	Represents less than 0.05%.

Global Atlantic Motif Real Estate Trends Portfolio
Portfolio Review (Unaudited)
December 31, 2017

Investment Objective

The Portfolio seeks to provide long-term capital appreciation and income.

Management Review

The Portfolio is sub-advised by Motif Capital Management, Inc. (“Motif”).

How did the Portfolio perform during the period?

During 2017, the Portfolio underperformed its reference benchmark, the Dow Jones U.S. Real Estate Index. The Portfolio posted a return of 8.58% compared to a benchmark return of 9.84%, a difference of -126 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

The Portfolio focuses on themes driven by secular trends such as urban infrastructure, senior and assisted living, and digital real estate, while limiting exposure to other traditional industries such as office, retail, and hotels. Motif believes certain industries are being threatened by technology and innovation, which has led to underweights in retail and hotels.

Specifically, Motif is concerned retail real estate investment trusts (“REITs”) will continue to be adversely affected as consumers continue to buy more goods online.

The U.S. tax reform bill that passed in the final days of 2017 is expected to benefit corporations that pay a full statutory tax rate versus those that are already tax-advantaged, such as REITs. This could, in our view, provide further positive momentum in the equity markets, despite late cycle concerns of slowing earnings growth. Rising interest rates continue to negatively impact the REIT sector, as the U.S. Federal Reserve’s three interest rate increases during the year had limited impact on the long end of the yield curve. Capitalization rates for institutional real estate remained stable, suggesting that worries over interest rates pressuring asset values were overdone. All the above factors contributed to a rotation out of REITs into other sectors.

Sector level contribution contributed positively to performance compared to the benchmark, as an overweight in health care services and specialized REITs benefitted the Portfolio, while an overweight in health care facilities detracted from the Portfolio’s relative performance. Moreover, an underweight in real estate services and mortgage REITs also detracted from Portfolio performance, as these segments saw positive returns. On theme level contribution, the digital real estate, urban infrastructure, industrial and logistics, and senior and assisted living themes contributed positively to performance, while the brick and mortar shopping and commercial spaces themes detracted from performance.

Overall stock selection detracted from performance, particularly within the residential REITs and health care REITs segments, where the Portfolio held larger positions than the benchmark in underperformers such as Bluerock Residential Growth REIT, Inc. (BRG) (0.60%), American Campus Communities Inc. (ACC) (1.76%), Education Realty Trust, Inc. (EDR) (1.39%), Sabra Health Care REIT, Inc. (SBRA) (0.95%), New Senior Investment Group Inc. (SNR) (0.66%) and Quality Care Properties, Inc. (QCP) (0.80%).

Stocks that contributed positively to performance versus the benchmark were overweight positions in SBA Communications Corporation (SBAC) (2.93%), Dupont Fabros Technology, Inc. (DFT) (acquired in 2017 by Digital Realty Trust, Inc.), and Coresite Realty Corp. (COR) (1.70%), as well as an underweight position in Kimco Realty Corp. (KIM) (0.00%), which underperformed expectations.

Stocks that detracted from performance versus the benchmark were overweight positions in Brookdale Senior Living Inc. (BKD) (1.05%), New York REIT, Inc. (NYRT) (0.35%), American Campus Communities Inc., (ACC) (1.76%)% and Education Realty Trust, Inc. (EDR, (1.39)%. The Portfolio was underweight American Tower Corp. (AMT) (2.98%), which outperformed, thus also hurting portfolio performance.

SBA Communications Corporation (SBAC): an owner and operator of wireless communications infrastructure, the company reported total revenue in the third quarter of 2017 of $433.9 million compared to $411.3 million in third quarter of 2016, an increase of 5.5%. Construction and acquisition of towers in the international markets such as Brazil is increasing, as the company recently announced the acquisition of 1,200 new towers representing approximately 10% of its portfolio.

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Dupont Fabros Technology (DFT): a data center REIT, DFT reported third quarter of 2017 revenues of $610 million, an 8% increase from the previous quarter. Digital Realty completed the previously announced acquisition of DuPont Fabros in an all-stock transaction. The addition of DuPont Fabros’ data center portfolio to Digital Realty’s existing footprint improves the company’s ability to serve its customers in the U.S. data center metro areas. The merger also provides meaningful customer and geographic diversification for DuPont Fabros shareholders from the combination with Digital Realty’s global platform.

American Campus Communities (ACC): a self-managed equity REIT, ACC reported a loss of $1.3 million in the third quarter of 2017 as a result of approximately $4.8 million in expenses related to hurricanes Harvey and Irma. The expenses also include transaction costs related to the acquisition of 7 select student housing properties totaling 3,776 beds for an aggregate $590.6 million from affiliates of Core Spaces and DRW Real Estate Investments.

How was the Portfolio positioned at period end?

The theme of urban infrastructure is driven by millennials who, in Motif’s opinion, are flocking to cities, driving apartment rentals higher, and increasing usage of self-storage facilities. At year end, the Portfolio was positioned towards the themes of urban infrastructure (34%) and digital real estate (21%), which Motif believes displayed attractive value, quality, growth, and momentum characteristics. Top segments for the Portfolio at year end include multi-family (23%), data centers (11%), assisted living (11%), and commercial REITs (10%).

Top holdings for the Portfolio at year end include Crown Castle International Corp. (CCI) (3.87%), Equinix, Inc. (EQIX) (3.61%), GGP Inc. (GGP) (3.00%), and Public Storage (PSA) (3.12%). Crown Castle International Corp. owns, operates and leases shared wireless infrastructure. Equinix, Inc. operates data centers and provides collocation and managed services. GGP Inc. operates as a holding company, which is engaged in the operation, development and management of retail and other rental properties, primarily regional malls. Public Storage operates self-storage facilities.

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Global Atlantic Motif Real Estate Trends Portfolio
Portfolio Review (Continued)
December 31, 2017 (Unaudited)

The Portfolio’s performance figures* for the periods ended December 31, 2017 as compared to its benchmark:

	One	Performance
	Year	Since Inception**
Global Atlantic Motif Real Estate Trends Portfolio
Class II	8.58%	0.54%
Dow Jones U.S. Real Estate Index (Total Return)	9.84%	0.97%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses were 1.02% for Class II shares per the April 28, 2017 prospectus.

**	Commencement of operations is July 29, 2016.

The Dow Jones U.S. Real Estate Index (Total Return) is a subset of the Dow Jones U.S. Index that comprises Real Estate Investment Trusts (REITs) and other companies that invest directly or indirectly in real estate through development, management or ownership, including property agencies. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Common Stocks	98.8%
Money Market Fund	0.9%
Other Assets Less Liabilities - Net	0.3%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio’s holdings as of December 31, 2017.

Global Atlantic Motif Technological Innovations Portfolio
Portfolio Review (Unaudited)
December 31, 2017

Investment Objective

The Portfolio seeks to provide long-term capital appreciation.

Management Review

The Portfolio is sub-advised by Motif Capital Management, Inc. (“Motif”).

How did the Portfolio perform during the period?

During 2017, the Portfolio outperformed its reference benchmark, the Russell 3000 Technology Index. The Portfolio posted a return of 43.09% compared to a benchmark return of 37.10%, a difference of 599 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

As users are increasingly accustomed to anytime, anywhere shopping, devices such as mobile and wearables remain important growth drivers for the technology sector. Moreover, Motif believes that as online commerce grows and consumers continue to adopt digital payments, more merchants will also turn away from cash. Technologies from Apple Inc. (“Apple”), Alphabet Inc. (“Google”), Samsung Electronics Co Ltd, Alibaba Holdings Group Ltd (“Alibaba”) and PayPal Holdings Inc., which assist consumers with paying digitally at stores, are expected to remain significant drivers.

In 2017, Facebook, Inc. (“Facebook”), Amazon.com, Inc. (“Amazon”), Netflix, Inc. (“Netflix”), and Alphabet, Inc. (the parent company of Google LLC) (“Alphabet”) to which the Portfolio has material exposure, outperformed the stock market. Not only did the these companies materially outperform the S&P 500 Index in 2017, which was up 21.82%, but Facebook, Amazon and Netflix outperformed technology stocks within the S&P 500 Index as well, which were up an average of 37%. Semiconductor companies posted strong returns for the second year in a row, benefitting from increased spending in the memory sector, primarily flash memory chip suppliers.

On theme level contribution, e-Commerce, software-as-a-service, and digital payments contributed most significantly to performance. Sector allocation detracted from performance, with the primary detractors being underweights to semiconductor equipment, technology, hardware and storage, and aerospace and defense, which were among the leading performers within the technology sector during the year.

Top contributors to Portfolio performance versus the benchmark were an underweight to International Business Machines Corp. (IBM) (0.00%), and an overweight to Alibaba (BABA) (2.30%), Weibo Corp. (WB) (1.09%), Square, Inc. (SQ) (0.88%), and YY Inc. (YY) (0.87%).

Top detractors from Portfolio performance versus the benchmark were underweights to Apple Inc. (AAPL) (0.00%), Nvidia Corp. (NVDA) (0.00%) and Facebook (FB) (3.23%), and overweights to Tesla, Inc. (TSLA) (0.88%) and Criteo SA (CRTO) (0.33%).

International Business Machines (IBM): revenues for nine month period decreased by 3% year-over-year however, the third quarter revenues were up by 11%. Achieved a double-digit growth for its strategic imperatives segment in its third quarter, cloud revenues rose by 25% year-over-year and the company was able to maintain its full-year EPS and cash flow expectations. Due to the strong free cash flows it has been able to invest in R&D which helped expand its cloud capabilities.

Alibaba Group (BABA): Q3 revenues grew 61% overall demonstrating a robust momentum in its core commerce business.

Company’s revenue from cloud computing grew by 99%, while core commerce segment grew by 63%, year-over-year. Alipay generated nearly US$12 billion of gross merchandise volume in the first two hours of Singles Day.

Weibo Corp (WB): Revenues for the third quarter of 2017 exceeded the company’s guidance totaling $320 million, an increase of 81% year-over-year. Monthly active users had a net addition of 79 million users, year-over-year. Development in areas of expanding ad customer base, improving ad system efficiency as well as developing innovative marketing solutions has helped the overall performance.

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Apple Inc. (AAPL): Reported Q4 earnings with an increase of 12% year-over-year which was above estimates. Despite iPhone 8 being up for sale just a few days prior to the Q4 results, sales by volume increased 14% as compared to the previous quarter. Revenues from iTunes and App store rose up by 36% as compared to Q4 2016.

NVIDIA Corp (NVDA): Delivering strong quarterly results and bullish sentiments of the investors about its AI and driverless car opportunities kept the stock rising. It has been continuously beating the consensus earnings estimate in every quarter of 2017. Its top line improved 32%, net income spiked 55%, and earnings popped 66%, besting management’s own guidance.

How was the Portfolio positioned at period end?

At year end, the focus of the Portfolio was on structural themes with secular momentum which led to relative overweight positions in growth technology companies across various sectors, although this focus was not limited to the traditional technology sector. The Portfolio was positioned at year end towards the themes of e-commerce (20%), software-as-a-service (16%), and digital payments (15%), which in Motif’s opinion displayed attractive value, quality, growth, and momentum characteristics. Top segments for the Portfolio included e-commerce retailers (9%), social networks (8%), enterprise applications (8%), card networks (6%), and search and web portals (5%).

At year end, top holdings for the Portfolio include Facebook (3.23%), Amazon (3.29%), Alphabet (2.96%), and Visa Inc. (V) (2.65%). Facebook and Alphabet are two leading technology companies that traditionally generate most of their revenues from advertising – one through a social networking platform and the other through a search portal. These companies continue to garner the lion’s share of revenue growth in the online advertising market. Facebook has made a remarkable transition to mobile with a variety of products and services on its core Facebook platform, including Facebook messaging, and Instagram. With over a billion users, Motif expects Facebook to maintain its dominant positioning and venture into other complementary products to spur future growth. In addition, Amazon has become the go-to marketplace for consumers, while its cloud business appears to have revolutionized the cloud computing world, which Motif believes has allowed Amazon to distinguish itself from its peers such as Microsoft and Google. Alibaba is engaged in online and mobile commerce through offering of products, services and technology that enable merchants, brands and other businesses to transform the way they market, sell and operate in China and internationally. Its businesses consist of core commerce, cloud computing, mobile media and entertainment, and other innovation initiatives.

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Global Atlantic Motif Technological Innovations Portfolio
Portfolio Review (Continued)
December 31, 2017 (Unaudited)

The Portfolio’s performance figures* for the periods ended December 31, 2017 as compared to its benchmark:

	One	Performance
	Year	Since Inception**
Global Atlantic Motif Technological Innovations Portfolio
Class II	43.09%	28.05%
Russell 3000 Technology Index (Total Return)	37.10%	28.68%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses were 1.01% for Class II shares per the April 28, 2017 prospectus.

**	Commencement of operations is July 29, 2016.

The Russell 3000 Technology Index (Total Return) is a capitalization-weighted index measuring the performance of companies that serve the electronics and computer industries or that manufacture products based on the latest applied science. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Common Stocks	99.5%
Money Market Fund	0.6%
Other Assets Less Liabilities - Net	(0.1)%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio’s holdings as of December 31, 2017.

Global Atlantic PIMCO Tactical Allocation Portfolio
Portfolio Review (Unaudited)
December 31, 2017

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

The Portfolio is sub-advised by Pacific Investment Management Company LLC (“PIMCO”).

How did the Portfolio perform during the period?

During 2017, the Portfolio outperformed its reference benchmark, the S&P Target Risk® Moderate Index. The Portfolio posted a return of 14.90% compared to a benchmark return of 11.78%, a difference of 312 basis points. The following discussion of relative performance pertains to this benchmark unless otherwise noted.

What factors and allocation decisions influenced the Portfolio’s performance?

Low volatility, high risk appetite, and generally stable market conditions characterized 2017. With the CBOE Volatility Index (“VIX”) spending the majority of the year near historic lows, global equities and risk assets rallied. Amid the subdued volatility, the Portfolio maintained its near-max equity exposure throughout the year. An overweight to equities was positive for absolute and relative performance as U.S. equities ended the period higher. However, a focus on non-U.S. developed market equities detracted from performance as they were outperformed by emerging market equities. The Portfolio’s investment in S&P 500 put options, used to hedge against equity market shocks, contributed negatively to performance as the S&P 500 delivered positive returns in every month of 2017, a first since the inception of the total return index.

The Portfolio’s fixed income allocations were positive relative to its benchmark. Duration and curve positioning within U.S. interest rates contributed to performance, as front-end yields rose and mid- to long-term rates rallied. Select positions of agency and non-agency mortgage-backed securities (“MBS”) were positive. A modest short position in core European interest rates detracted from performance as yields generally fell in the region.

How was the Portfolio positioned at period end?

At year end, the Portfolio remained overweight equities relative to the benchmark amid subdued volatility. Within equities, the Portfolio was overweight U.S. large cap equities, equal weight international developed equities, and underweight emerging markets equities. Within fixed income, the Portfolio remained slightly underweight duration overall with a preference for U.S. duration against rate exposure in other developed regions. PIMCO believes that the intermediate portion of the curve continues to offer attractive characteristics while longer-term rates may rise as the U.S. Federal Reserve continues to reduce accommodation and term premiums return. PIMCO believes attractive opportunities lie in specific credits that benefit from U.S. growth and a resurgent housing sector, though the Portfolio overall remains underweight investment grade credit at year end.

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Global Atlantic PIMCO Tactical Allocation Portfolio
Portfolio Review (Continued)
December 31, 2017 (Unaudited)

The Portfolio’s performance figures* for the periods ended December 31, 2017 as compared to its benchmark:

		Annualized
	One	Performance
	Year	Since Inception**
Global Atlantic PIMCO Tactical Allocation Portfolio
Class II	14.66%	4.87%
S&P Target Risk® Moderate Index (Total Return)	11.78%	5.12%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 1.20% for Class II shares per the April 28, 2017 prospectus.

**	Commencement of operations is April 30, 2015.

The S&P Target Risk® Moderate Index (Total Return) provides significant exposure to fixed income, while also providing increased opportunity for capital growth through equities. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
U.S. Treasury Securities	43.1%
Exchange Traded Equity Funds	29.9%
Agency Mortgage Backed Securities	19.4%
Short-Term Investments	11.5%
Corporate Bonds	9.8%
Asset Backed Securities	3.0%
Collateralized Mortgage Obligations	2.8%
Purchased Options on Indices	1.0%
Commercial Mortgage Backed Securities	0.6%
Municipal Bond	0.1%
Purchased Options on Futures	0.0	% ^
Other Assets Less Liabilities - Net	(21.2)%
	100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio’s holdings as of December 31, 2017.

Derivative exposure is included in “Other Assets Less Liabilities - Net”.

^	Represents less than (0.05)%.

Global Atlantic Select Advisor Managed Risk Portfolio
Portfolio Review (Unaudited)
December 31, 2017

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

The capital appreciation and income component is sub-advised by Wilshire Associates Incorporated (“Wilshire”), while the managed risk component is sub-advised by Milliman Financial Risk Management, LLC (“Milliman”).

How did the Portfolio perform during the period?

During 2017, the Portfolio outperformed its reference benchmark, the S&P Target Risk® Moderate Index. The Portfolio posted a return of 15.06% compared to a benchmark return of 11.78%, a difference of 328 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

The Portfolio was overweight equities versus fixed income during 2017, which contributed to performance. Within equities, the Portfolio was materially underweight international equities versus the benchmark, which weighed on results as international and emerging markets equities performed exceptionally well. For the year, the MSCI EAFE Index returned 25.03% and the MSCI Emerging Markets Index returned 37.28%, while domestic equities, as represented by the S&P 500 Index, returned 21.83%.

The Portfolio’s strongest performing underlying security was the iShares Core MSCI Emerging Markets ETF, which returned 37.40% for the year as emerging markets equities outpaced other asset classes due to a combination of currency appreciation, improved economic growth and outlook, and improved political stability. The Portfolio has been underweight duration all year, which has been a drag on performance as treasury yields were mostly unchanged throughout 2017, leading to outperformance by longer duration fixed income instruments (which have a relatively higher yield). Manager selection has been a material contribution to the Portfolio, adding an estimated 0.61% to the performance of the Portfolio during 2017. The Putnam VT Equity Income was the strongest contributor of alpha and posted a return of 21.27% versus 13.66% for the Russell 1000 Value TR Index, and contributing 1.03% of manager alpha.

From a managed risk perspective, the Portfolio had a minimal hedge position in place throughout the year due to the relatively calm nature of the markets. Consequently, Portfolio performance was driven primarily by the underlying portfolio holdings. Volatility has been low, with the CBOE Volatility Index (“VIX”) averaging 11.1 during 2017, and even reaching a 28-year intraday low of 8.6 in November. This compared to an average of 15.8 in 2016, during which there were five spikes above 20, and to an average of 20.4 over the past 20 years.

How was the Portfolio positioned at period end?

At year end, the Portfolio remains overweight equities. Within equities, the Portfolio remains underweight foreign equities. Improvements in the global Purchasing Managers’ Index showed positive sentiment across most major markets. Although this would typically bode well for foreign equities, and foreign equities substantially outpaced domestic equities during 2017, foreign equities continued to lag domestic equities over the longer term. Since the equity market hit its lowest point in 2009, the S&P 500 Index has returned 295%, while foreign equities, as measured by the MSCI ACWI ex USA Index, have returned 127%. Given the improving economic and political outlook in Europe, Wilshire materially increased the Portfolio’s allocation to foreign equities during the year.

Wilshire reduced the duration of the Portfolio during early 2017, due in part to its concern with the level of duration present within core fixed income indexes, rather than due to concerns that interest rates are poised to rise rapidly. From 1989 through 2011, the average modified adjusted duration of the Bloomberg Barclays U.S. Aggregate Bond Index (“Index”) was 4.55 years, whereas the Index duration is nearly 6 years today. Therefore, even with an underweight duration stance, Wilshire believed that the Portfolio was likely to have at least as much interest rate risk as has historically existed within the Index.

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Global Atlantic Select Advisor Managed Risk Portfolio
Portfolio Review (Continued)
December 31, 2017 (Unaudited)

The Portfolio’s performance figures* for the periods ended December 31, 2017 as compared to its benchmark:

		Annualized
	One	Three	Performance
	Year	Years	Since Inception**
Global Atlantic Select Advisor Managed Risk Portfolio
Class II	15.06%	5.53%	6.29%
S&P Target Risk® Moderate Index (Total Return)	11.78%	5.37%	5.35%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Prior to October 1, 2016, the Capital Appreciation and Income Component of the Portfolio was managed by the Adviser without the use of a sub-adviser. The performance prior to that date is attributable to the Adviser’s asset allocation decisions. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 1.21% for Class II shares per the April 28, 2017 prospectus.

**	Commencement of operations is October 31, 2013.

The S&P Target Risk® Moderate Index (Total Return) provides significant exposure to fixed income, while also providing increased opportunity for capital growth through equities. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Variable Insurance Trusts - Equity Funds	58.9%
Variable Insurance Trusts - Debt Fund	19.1%
Exchange Traded Equity Funds	12.4%
Exchange Traded Debt Funds	4.7%
Money Market Fund	4.8%
Other Assets Less Liabilities - Net	0.1%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio’s holdings as of December 31, 2017.

Global Atlantic Wellington Research Managed Risk Portfolio
Portfolio Review (Unaudited)
December 31, 2017

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

The capital appreciation and income component is sub-advised by Wellington Management Company LLP (“Wellington”) while the managed risk component is sub-advised by Milliman Financial Risk Management, LLC (“Milliman”).

How did the Portfolio perform during the period?

During 2017, the Portfolio outperformed its reference benchmark, the S&P Target Risk® Moderate Index. The Portfolio posted a return of 13.99% compared to a benchmark return of 11.78%, a difference of 221 basis points. The following discussion of relative performance pertains to this benchmark unless otherwise noted.

What factors and allocation decisions influenced the Portfolio’s performance?

Relative equity outperformance was driven by strong stock selection within the information technology and industrials sectors. This was partially offset by weaker security selection within the health care and financials sectors. Positive relative returns within the information technology sector were particularly driven by stock selection within the technology hardware and equipment as well as the software and services sub-sectors. Within the health care sector, holdings in health care equipment and services detracted the most from relative performance.

Top contributors of relative performance to the equity portion of the Portfolio during the period included Arista Networks (information technology) (0.21%), a supplier of cloud-networking switches, and Exxon Mobil Corporation (“Exxon Mobil”) (energy) (0.06%), one of the world’s largest integrated oil and gas companies contributed positively to results. Arista Networks delivered strong performance following a string of solid earnings reports with broad-based strength across customer verticals, product families, and geographies. Wellington continues to see considerable room for future growth as the company leverages partnerships, expands globally, and addresses new opportunities with new products. The Portfolio’s underweight to Exxon Mobil added to performance as the stock delivered negative performance, particularly in the first quarter of 2017. Exxon Mobil underperformed after reporting a 40% drop in fourth-quarter earnings, as low oil and natural-gas prices took a toll on the company. The company’s annual profit for 2016 totaled $7.8 billion, the lowest since 1996. Wellington continues to hold an underweight position in the stock and views it as a defensive holding in an uncertain oil industry environment.

Top detractors from relative performance of the equity portion of the Portfolio during the period included Advance Auto Parts (consumer discretionary), an automotive aftermarkets retailer, and Newfield Exploration Company (“Newfield”) (energy) (0.46%), an exploration and production company with assets in Oklahoma and West Texas. Advanced Auto Parts management cut guidance and sharply reset its outlook during the August earnings call, citing an industry slow-down and incremental costs to work through excess inventory built by its prior management. The Portfolio no longer holds the position. The Portfolio’s overweight to Newfield weighed on benchmark-relative results. During the second quarter, Newfield reported strong results with earnings and cash flow ahead of consensus. Production landed ahead of its revised range, and the company raised full-year production guidance. However, despite improvements in operations, oil price uncertainty weighed heavily not only on Newfield, but on other exploration and production companies as well.

The fixed income portion of the Portfolio outperformed the Bloomberg Barclays U.S. Aggregate Bond Index, net of fees, during the period. Security selection and sector allocation both contributed to outperformance. An overweight to, and security selection within, investment grade credit, particularly within taxable municipals and banking, contributed most to relative results. This more than offset small negative impacts from an overweight to industrials and underweight to sovereign issuers. Within securitized sectors, an out-of-benchmark position in collateralized loan obligations (“CLOs”), security selection within agency mortgage-backed securities (“MBS”) pass-throughs, and an overweight to high quality commercial mortgage-backed securities (“CMBS”) also contributed positively. The Portfolio’s inflation breakeven positioning through an allocation to Treasury inflation-protected securities (“TIPS”) contributed modestly to

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outperformance. During the period, the fixed income portion of the Portfolio was positioned with a short duration bias which contributed modestly to relative results.

From a managed risk perspective, the Portfolio employed a minimal hedge position throughout the year due to the relatively calm nature of the markets. Consequently, Portfolio performance was driven primarily by the underlying portfolio holdings. Volatility has been low, with the CBOE Volatility Index (“VIX”) averaging 11.1 during 2017, even reaching a 28-year intraday low of 8.6 in November. This compares to an average of 15.8 in 2016, during, which there were five spikes above 20, and to an average of 20.4 over the past 20 years.

How was the Portfolio positioned at period end?

The equity portion of the Portfolio, which consists of multiple sub-portfolios, is generally industry-neutral and is designed to add value through actively managed, fundamental, bottom up stock selection by one or more of Wellington’s global industry analysts. The allocation of assets to each sub-portfolio corresponds to the relative weight of the analysts’ coverage universe within the S&P 500 Index. However, within in an industry, an analyst’s stock selection may result in an overweight or underweight to certain sub-industries in his or her coverage area.

Looking ahead, Wellington’s global industry analysts remain focused on fundamental, bottom-up stock selection with an eye to how the macro-economic outlook will affect the companies in which they invest. Wellington continues to try to identify themes and opportunities that will shape future investment decisions.

Within information technology, Wellington continues to have major themes pertaining to companies that should benefit from the monetization of mobile access, cloud computing, and from the proliferation of software as a service (“SaaS”). In financials, the team continues to have exposure to U.S. banks that Wellington believes should benefit from the recently passed U.S. tax reform bill, potential additional interest rate hikes, and relief from regulatory pressures. The Portfolio’s top active bank investments include Bank of America Corporation (1.87%), PNC Financial Services Group, Inc. (0.82%), and Citigroup (0.75%).

Wellington still believes the broad health care sector is attractive, with several important themes driving structural growth longer term: demographic trends (aging population), spending (secular growth in expenditures), and innovation. The Portfolio’s top active positions in the health care sector include Allergan, Plc (0.69%), Boston Scientific Corporation (0.61%), and UnitedHealth Group Inc. (1.07%).

At the end of the period, the fixed income portion of the Portfolio was positioned with a short duration posture. The Portfolio continues to be moderately pro-cyclically positioned in credit markets. Within spread (non-government bond) sectors, the Portfolio was overweight taxable municipals, which Wellington believes offer diversification benefits, and overweight corporate bonds. The Portfolio is positioned with a modest overweight to the asset-backed securities and commercial MBS, as Wellington believes the consumer should benefit from the expected steady growth rate of the U.S. economy and a strong labor/housing market. Additionally, the Portfolio maintained long inflation break evens via an allocation to TIPS. The Portfolio maintained neutral positioning in agency MBS pass-throughs as Wellington expects modest interest rate volatility by the U.S. Federal Reserve. The Portfolio also owns Fannie Mae Delegated Underwriting and Servicing securities (“FNMA DUS”) due to their favorable prepayment profile, and favors select non-agency MBS issues on attractive valuation and the improving housing market environment.

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Global Atlantic Wellington Research Managed Risk Portfolio
Portfolio Review (Continued)
December 31, 2017 (Unaudited)

The Portfolio’s performance figures* for the periods ended December 31, 2017 as compared to its benchmark:

		Annualized
	One	Three	Performance
	Year	Years	Since Inception**
Global Atlantic Wellington Research Managed Risk Portfolio
Class II	13.99%	6.33%	7.56%
S&P Target Risk® Moderate Index (Total Return)	11.78%	5.37%	5.35%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 1.21% for Class II shares per the April 28, 2017 prospectus.

**	Commencement of operations is October 31, 2013.

The S&P Target Risk® Moderate Index (Total Return) provides significant exposure to fixed income, while also providing increased opportunity for capital growth through equities. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Common Stocks	64.1%
Corporate Bonds	12.2%
Agency Mortgage Backed Securities	7.5%
Money Market Fund	7.5%
U.S. Treasury Securities	4.9%
Asset Backed Securities	4.0%
Commercial Mortgage Backed Securities	1.4%
Municipal Securities	1.1%
Sovereign Debt	0.5%
Collateralized Mortgage Obligations	0.2%
Preferred Stock	0.0	% ^
Warrants	0.0	% ^
Other Assets Less Liabilities - Net	(3.4)%
	100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio’s holdings as of December 31, 2017.

Derivative exposure is included in “Other Assets Less Liabilities - Net”.

^ Represents less than 0.05%

Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio
Portfolio Review (Unaudited)
December 31, 2017

Investment Objective

The Portfolio seeks to provide current income and long-term capital appreciation.

Management Review

The Portfolio is sub-advised by Wilshire Associates Incorporated (“Wilshire”).

How did the Portfolio perform during the period?

During 2017, the Portfolio underperformed its reference benchmark, the S&P Target Risk Moderate Index. The Portfolio posted a return of 9.45% compared to a benchmark return of 11.78%, a difference of -233 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

The Portfolio was underweight equities versus fixed income during 2017, which meaningfully detracted from performance. Within equities, the Portfolio was materially underweight international equities during the year, which weighed on results, as international and emerging markets equities performed exceptionally well. Over that time period, the MSCI EAFE Index returned 25.03%, and the MSCI Emerging Markets Index returned 37.28%, while domestic equities, as represented by the S&P 500 Index, returned 21.83%. In addition, the Portfolio has been conservatively positioned, with a larger allocation to fixed income than exists within the benchmark. This positioning weighed on results, because although domestic fixed income, as represented by the Bloomberg Barclays U.S. Universal Index, had returns of 3.54% during the year, those results substantially lagged those recorded by equities.

The Portfolio’s strongest performing underlying portfolio was the iShares® Core MSCI Emerging Markets ETF, which returned 37.40% for the year, as emerging markets equities outpaced other asset classes due to a combination of currency appreciation, improved economic growth and outlook, and improved political stability. The Portfolio has been underweight duration all year, which has been a drag on performance, as treasury yields were mostly unchanged throughout 2017, leading to outperformance by longer duration fixed income instruments, which have a relatively higher yield. Despite more than 47% of the Portfolio being allocated to passively managed investment options, manager selection added value to the Portfolio, adding an estimated 0.43% to the performance of the Portfolio during 2017. American Funds Insurance Series® Blue Chip Income & Growth Fund was the strongest contributor of alpha, posting a return of 17.30%, versus 13.66% for the Russell 1000 Value TR Index, and contributing an estimated 0.18% of manager alpha.

How was the Portfolio positioned at period end?

At year end, the Portfolio remains underweight equities, and within equities, underweight foreign equities. Improvements in the global Purchasing Managers’ Index showed positive sentiment across most major markets. Although this would typically bode well for foreign equities, and foreign equities substantially outpaced domestic equities during 2017, foreign equities continued to lag domestic equities over the longer term. Since the equity market hit its lowest point in 2009, the S&P 500 Index has returned 295%, while foreign equities, as measured by the MSCI ACWI ex USA Index, have returned 127%. Given the improving economic and political outlook in Europe, Wilshire materially increased the Portfolio’s allocation to foreign equities during the year.

Wilshire reduced the duration of the Portfolio during early 2017, due in part to its concern with the level of duration present within core fixed income indexes, rather than due to concerns that interest rates are poised to rise rapidly. From 1989 through 2011, the average modified adjusted duration of the Bloomberg Barclays U.S. Aggregate Bond Index (“Index”) was 4.55 years, whereas the Index duration is nearly 6 years today. Therefore, even with an underweight stance, Wilshire believed that the Portfolio was likely to have at least as much interest rate risk as has historically existed within the Index.

3138-NLD-1/30/2018

Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio
Portfolio Review (Continued)
December 31, 2017 (Unaudited)

The Portfolio’s performance figures* for the periods ended December 31, 2017 as compared to its benchmark:

		Annualized
	One	Performance
	Year	Since Inception**
Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio
Class II	9.45%	7.11%
S&P Target Risk® Moderate Index (Total Return)	11.78%	8.67%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses were 1.12% for Class II shares per the April 28, 2017 prospectus.

**	Commencement of operations is April 29, 2016.

The S&P Target Risk® Moderate Index (Total Return) provides significant exposure to fixed income, while also providing increased opportunity for capital growth through equities. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Exchange Traded Debt Funds	33.2%
Variable Insurance Trusts - Debt Funds	27.5%
Exchange Traded Equity Funds	21.8%
Variable Insurance Trusts - Equity Funds	17.1%
Money Market Fund	0.4%
Other Assets Less Liabilities - Net	(0.0	)% ^
	100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio’s holdings as of December 31, 2017.

^	Represents less than 0.05%

Global Atlantic Wilshire Dynamic Global Allocation Portfolio
Portfolio Review (Unaudited)
December 31, 2017

Investment Objective

The Portfolio seeks to provide long-term capital appreciation and current income.

Management Review

The Portfolio is sub-advised by Wilshire Associates Incorporated (“Wilshire”).

How did the Portfolio perform during the period?

During 2017, the Portfolio underperformed its reference benchmark, the S&P Target Risk Growth Index. The Portfolio posted a return of 13.30% compared to a benchmark return of 15.93%, a difference of -263 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

The Portfolio was underweight equities versus fixed income during 2017, which meaningfully detracted from performance. Within equities, the Portfolio was modestly underweight international equities during the year, which weighed on results, as international and emerging markets equities performed exceptionally well. Over that time period, the MSCI EAFE Index returned 25.03%, and the MSCI Emerging Markets Index returned 37.28%, while domestic equities, as represented by the S&P 500 Index, returned 21.83%. In addition, the Portfolio has been conservatively positioned, with a larger allocation to fixed income than exists within the benchmark. This positioning weighed on results, because although domestic fixed income, as represented by the Bloomberg Barclays U.S. Universal Index, had returns of 3.54% during the year, those results substantially lagged those recorded by equities.

The Portfolio’s strongest performing underlying portfolio was the iShares® Core MSCI Emerging Markets ETF, which returned 37.40% for the year, as emerging markets equities outpaced other asset classes due to a combination of currency appreciation, improved economic growth and outlook, and improved political stability. The Portfolio has been underweight duration most of the year, which has been a drag on performance, as treasury yields were mostly unchanged throughout 2017, leading to outperformance by longer duration fixed income instruments, which have a relatively higher yield. Despite nearly 61% of the Portfolio being allocated to passively managed investment options, manager selection added value to the Portfolio, adding an estimated 0.13% to the performance of the Portfolio during 2017. American Funds Insurance Series® Blue Chip Income & Growth Fund was the strongest contributor of alpha by posting a return of 17.30% versus 13.66% for the Russell 1000 Value TR Index and contributing an estimated 0.15% of manager alpha.

How was the Portfolio positioned at period end?

At year end, the Portfolio remains underweight equities, and within equities, underweight foreign equities. Improvements in the global Purchasing Managers’ Index showed positive sentiment across most major markets. Although this would typically bode well for foreign equities, and foreign equities substantially outpaced domestic equities during 2017, foreign equities have continued to lag domestic equities over the longer term. Since the equity market hit its lowest point in 2009, the S&P 500 Index has returned 295% while foreign equities, as measured by the MSCI ACWI ex USA Index, have returned 127%. Given the improving economic and political outlook in Europe, Wilshire materially increased the Portfolio’s allocation to foreign equities during the year.

Wilshire reduced the duration of the Portfolio during early 2017, due in part to its concern with the level of duration present within core fixed income indexes, rather than due to concerns that interest rates are poised to rise rapidly. From 1989 through 2011, the average modified adjusted duration of the Bloomberg Barclays U.S. Aggregate Bond Index (“Index”) was 4.55 years, whereas the Index duration is nearly 6 years today. Therefore, even with an underweight stance, Wilshire believed that the Portfolio was likely to have at least as much interest rate risk as has historically existed within the Index.

3138-NLD-1/30/2018

Global Atlantic Wilshire Dynamic Global Allocation Portfolio
Portfolio Review (Continued)
December 31, 2017 (Unaudited)

The Portfolio’s performance figures* for the periods ended December 31, 2017 as compared to its benchmark:

		Annualized
	One	Performance
	Year	Since Inception**
Global Atlantic Wilshire Dynamic Global Allocation Portfolio
Class II	13.09%	9.67%
S&P Target Risk® Growth Index (Total Return)	15.93%	11.97%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses were 1.16% for Class II shares per the April 28, 2017 prospectus.

**	Commencement of operations is April 29, 2016.

The S&P Target Risk® Growth Index (Total Return) which offers increased exposure to equities, while also using some fixed income exposure to diversify risk. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Exchange Traded Equity Funds	36.1%
Exchange Traded Debt Funds	30.2%
Variable Insurance Trusts - Equity Funds	22.1%
Variable Insurance Trusts - Debt Funds	10.6%
Money Market Fund	1.1%
Other Assets Less Liabilities - Net	(0.1)%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio’s holdings as of December 31, 2017.

Global Atlantic Wilshire Dynamic Growth Allocation Portfolio
Portfolio Review (Unaudited)
December 31, 2017

Investment Objective

The Portfolio seeks to provide long-term capital appreciation.

Management Review

The Portfolio is sub-advised by Wilshire Associates Incorporated (“Wilshire”).

How did the Portfolio perform during the period?

During 2017, the Portfolio underperformed its reference benchmark, the S&P Target Risk Aggressive Index. The Portfolio posted a return of 16.37% compared to a benchmark return of 20.06%, a difference of -369 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

The Portfolio was underweight equities versus fixed income during 2017, which meaningfully detracted from performance. Within equities, the Portfolio was materially underweight international equities during the year, which weighed on results, as international and emerging markets equities performed exceptionally well. Over that time period, the MSCI EAFE Index returned 25.03%, and the MSCI Emerging Markets Index returned 37.28%, while domestic equities, as represented by the S&P 500 Index, returned 21.83%. In addition, the Portfolio has been conservatively positioned, with a larger allocation to fixed income than exists within the benchmark. This positioning weighed on results, because although domestic fixed income, as represented by the Bloomberg Barclays U.S. Universal Index, had returns of 3.54% during the year, those results substantially lagged those recorded by equities.

The Portfolio’s strongest performing underlying portfolio was the iShares® Core MSCI Emerging Markets ETF, which returned 37.40% for the year, as emerging markets equities outpaced other asset classes due to a combination of currency appreciation, improved economic growth and outlook, and improved political stability. The Portfolio has been underweight duration all year, which has been a drag on performance, as treasury yields were mostly unchanged throughout 2017, leading to outperformance by longer duration fixed income instruments, which have a relatively higher yield. Despite more than 53% of the Portfolio being allocated to passively managed investment options, manager selection added value to the Portfolio, adding an estimated 0.54% to the performance of the Portfolio during 2017. American Funds Insurance Series® Blue Chip Income & Growth Fund was the strongest contributor of alpha by posting a return of 17.30% versus 13.66% for the Russell 1000 Value TR Index and contributing an estimated 0.33% of manager alpha.

How was the Portfolio positioned at period end?

At year end, the Portfolio remains underweight equities, and within equities, underweight foreign equities. Improvements in the global Purchasing Managers’ Index showed positive sentiment across most major markets. Although this would typically bode well for foreign equities, and foreign equities substantially outpaced domestic equities during 2017, foreign equities continued to lag domestic equities over the longer term. Since the equity market hit its lowest point in 2009, the S&P 500 Index has returned 295% while foreign equities, as measured by the MSCI ACWI ex USA Index, have returned 127%. Given the improving economic and political outlook in Europe, Wilshire materially increased the Portfolio’s allocation to foreign equities during the year.

Wilshire reduced the duration of the Portfolio during early 2017, due in part to its concern with the level of duration present within core fixed income indexes, rather than due to concerns that interest rates are poised to rise rapidly. From 1989 through 2011, the average modified adjusted duration of the Bloomberg Barclays U.S. Aggregate Bond Index (“Index”) was 4.55 years, whereas the Index duration is nearly 6 years today. Therefore, even with an underweight stance, Wilshire believed that the Portfolio was likely to have at least as much interest rate risk as has historically existed within the Index.

3138-NLD-1/30/2018

Global Atlantic Wilshire Dynamic Growth Allocation Portfolio
Portfolio Review (Continued)
December 31, 2017 (Unaudited)

The Portfolio’s performance figures* for the periods ended December 31, 2017 as compared to its benchmark:

		Annualized
	One	Performance
	Year	Since Inception**
Global Atlantic Wilshire Dynamic Growth Allocation Portfolio
Class II	16.37%	12.52%
S&P Target Risk® Aggressive Index (Total Return)	20.06%	15.25%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses were 1.13% for Class II shares per the April 28, 2017 prospectus.

**	Commencement of operations is April 29, 2016.

The S&P Target Risk® Aggressive Index (Total Return) emphasizes exposure to equities, while also providing limited fixed income exposure to diversify risk. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Exchange Traded Equity Funds	41.9%
Variable Insurance Trusts - Equity Funds	36.0%
Exchange Traded Debt Funds	14.6%
Variable Insurance Trusts - Debt Funds	6.8%
Money Market Fund	0.8%
Other Assets Less Liabilities - Net	(0.1)%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio’s holdings as of December 31, 2017.

Global Atlantic Wilshire Dynamic Moderate Allocation Portfolio
Portfolio Review (Unaudited)
December 31, 2017

Investment Objective

The Portfolio seeks to provide long-term capital appreciation and current income.

Management Review

The Portfolio is sub-advised by Wilshire Associates Incorporated (“Wilshire”).

How did the Portfolio perform during the period?

During 2017, the Portfolio underperformed its reference benchmark, the S&P Target Risk Growth Index. The Portfolio posted a return of 12.76% compared to a benchmark return of 15.93%, a difference of -317 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

The Portfolio was underweight equities versus fixed income during 2017, which meaningfully detracted from performance. Within equities, the Portfolio was materially underweight international equities during the year, which weighed on results, as international and emerging markets equities performed exceptionally well. Over that time period, the MSCI EAFE Index returned 25.03%, and the MSCI Emerging Markets Index returned 37.28%, while domestic equities, as represented by the S&P 500 Index, returned 21.83%. In addition, the Portfolio has been conservatively positioned, with a larger allocation to fixed income than exists within the benchmark. This positioning weighed on results, because although domestic fixed income, as represented by the Bloomberg Barclays U.S. Universal Index, had returns of 3.54% during the year, those results substantially lagged those recorded by equities.

The Portfolio’s strongest performing underlying portfolio was the iShares® Core MSCI Emerging Markets ETF, which returned 37.40% for the year, as emerging markets equities outpaced other asset classes due to a combination of currency appreciation, improved economic growth and outlook, and improved political stability. The Portfolio has been underweight duration all year, which has been a drag on performance, as treasury yields were mostly unchanged throughout 2017, leading to outperformance by longer duration fixed income instruments, which have a relatively higher yield. Despite more than 50% of the Portfolio being allocated to passively managed investment options, manager selection added value to the Portfolio, adding an estimated 0.49% to the performance of the Portfolio during 2017. American Funds Insurance Series® Blue Chip Income & Growth Fund was the strongest contributor of alpha by posting a return of 17.30% versus 13.66% for the Russell 1000 Value TR Index and contributing an estimated 0.28% of manager alpha.

How was the Portfolio positioned at period end?

At year end, the Portfolio remains underweight equities, and within equities, underweight foreign equities. Improvements in the global Purchasing Managers’ Index showed positive sentiment across most major markets. Although this would typically bode well for foreign equities, and foreign equities substantially outpaced domestic equities during 2017, foreign equities have continued to lag domestic equities over the longer term. Since the equity market hit its lowest point in 2009, the S&P 500 Index has returned 295%, while foreign equities, as measured by the MSCI ACWI ex USA Index, have returned 127%. Given the improving economic and political outlook in Europe, Wilshire materially increased the Portfolio’s allocation to foreign equities during the year.

Wilshire reduced the duration of the Portfolio during early 2017, due in part to its concern with the level of duration present within core fixed income indexes, rather than due to concerns that interest rates are poised to rise rapidly. From 1989 through 2011, the average modified adjusted duration of the Bloomberg Barclays U.S. Aggregate Bond Index (“Index”) was 4.55 years, whereas the Index duration is nearly 6 years today. Therefore, even with an underweight stance, Wilshire believed that the Portfolio was likely to have at least as much interest rate risk as has historically existed within the Index.

3138-NLD-1/30/2018

Global Atlantic Wilshire Dynamic Moderate Allocation Portfolio
Portfolio Review (Continued)
December 31, 2017 (Unaudited)

The Portfolio’s performance figures* for the periods ended December 31, 2017 as compared to its benchmark:

		Annualized
	One	Performance
	Year	Since Inception**
Global Atlantic Wilshire Dynamic Moderate Allocation Portfolio
Class II	12.65%	9.54%
S&P Target Risk® Growth Index (Total Return)	15.93%	11.97%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses were 1.14% for Class II shares per the April 28, 2017 prospectus.

**	Commencement of operations is April 29, 2016.

The S&P Target Risk® Growth Index (Total Return) which offers increased exposure to equities, while also using some fixed income exposure to diversify risk. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Variable Insurance Trusts - Equity Funds	29.9%
Exchange Traded Equity Funds	29.5%
Exchange Traded Debt Funds	23.6%
Variable Insurance Trusts - Debt Funds	15.9%
Money Market Fund	1.1%
Other Assets Less Liabilities - Net	(0.0	)% ^
	100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio’s holdings as of December 31, 2017.

^	Represents less than 0.05%

Global Atlantic American Funds® Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS
December 31, 2017

Shares		Value
	VARIABLE INSURANCE TRUSTS - 95.2%
	DEBT FUNDS - 33.4%
1,313,433	American Funds Insurance - Mortgage Fund - Class I	$13,751,643
4,024,175	American Funds Insurance Series® - Bond Fund - Class 1	43,541,570
1,896,330	American Funds Insurance Series® - U.S. Government/AAA-Rated Securities Fund - Class I	22,907,672
		80,200,885
	EQUITY FUNDS - 61.8%
2,130,961	American Funds Insurance Series® - Blue Chip Income and Growth Fund - Class 1	31,879,175
1,888,120	American Funds Insurance Series® - Global Growth and Income Fund - Class 1	29,851,172
270,411	American Funds Insurance Series® - Global Small Capitalization Fund- Class 1	6,863,036
322,148	American Funds Insurance Series® - Growth Fund - Class 1	25,079,240
818,016	American Funds Insurance Series® - Growth-Income Fund - Class 1	41,080,755
423,991	American Funds Insurance Series® - International Fund - Class 1	9,204,853
181,782	American Funds Insurance Series® - New World Fund - Class 1	4,599,083
		148,557,314
	TOTAL VARIABLE INSURANCE TRUSTS (Cost - $209,121,165)	228,758,199

	SHORT-TERM INVESTMENTS - 4.9%
	MONEY MARKET FUND - 4.9%
11,842,322	Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class to yield 1.14% (a)(Cost - $11,842,322)	11,842,322

	TOTAL INVESTMENTS - 100.1% (Cost - $220,963,487)	$240,600,521
	OTHER ASSETS LESS LIABILITIES - NET - (0.1)%	(185,810)
	TOTAL NET ASSETS - 100.0%	$240,414,711

(a)	Money market rate shown represents the rate at December 31, 2017.

See accompanying notes to financial statements.

Global Atlantic Balanced Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS
December 31, 2017

Shares		Value
	EXCHANGE TRADED FUNDS - 95.2%
	DEBT FUNDS - 43.8%
37,902	iShares 1-3 Year Credit Bond ETF	$3,962,275
35,514	iShares 1-3 Year Treasury Bond ETF	2,977,849
232,335	iShares Core U.S. Aggregate Bond ETF	25,401,186
13,408	iShares iBoxx $ High Yield Corporate Bond ETF	1,169,982
13,314	iShares JP Morgan USD Emerging Markets Bond ETF	1,545,755
35,371	iShares US Credit Bond ETF	3,962,613
118,693	iShares US Treasury Bond ETF	2,976,821
		41,996,481
	EQUITY FUNDS - 51.4%
72,159	iShares Core MSCI EAFE ETF	4,768,988
20,137	iShares Core MSCI Emerging Markets ETF	1,145,795
102,405	iShares Core S&P 500 ETF	27,531,584
18,685	iShares Core S&P Mid-Cap ETF	3,546,039
23,350	iShares Core S&P Small-Cap ETF	1,793,514
68,028	iShares MSCI Eurozone ETF	2,951,055
45,230	iShares MSCI Japan ETF	2,710,634
32,502	iShares Russell 1000 ETF	4,830,122
		49,277,731
	TOTAL EXCHANGE TRADED FUNDS (Cost - $80,035,288)	91,274,212

	SHORT-TERM INVESTMENT - 4.9%
	MONEY MARKET FUND - 4.9%
4,751,454	Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class to yield 1.14% (a)(Cost - $4,751,454)	4,751,454

	TOTAL INVESTMENTS - 100.1% (Cost - $84,786,742)	$96,025,666
	OTHER ASSETS LESS LIABILITIES - NET - (0.1)%	(132,916)
	TOTAL NET ASSETS - 100.0%	$95,892,750

(a)	Money market rate shown represents the rate at December 31, 2017.

See accompanying notes to financial statements.

Global Atlantic BlackRock Global Allocation Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS
December 31, 2017

Shares		Value
	VARIABLE INSURANCE TRUST - 93.4%
	ASSET ALLOCATION FUND - 93.4%
15,465,242	BlackRock Global Allocation V.I. Fund - Class 1 (Cost - $259,214,885)	$266,930,077

	SHORT-TERM INVESTMENTS - 6.7%
	MONEY MARKET FUND - 6.7%
19,127,206	Fidelity Investments Money Market Funds - Government Portfolio Institutional Class to yield 1.14% (a)(Cost - $19,127,206)	19,127,206

	TOTAL INVESTMENTS - 100.1% (Cost - $278,342,091)	$286,057,283
	OTHER ASSETS LESS LIABILITIES - NET - (0.1)%	(187,917)
	TOTAL NET ASSETS - 100.0%	$285,869,366

(a)	Money market rate shown represents the rate at December 31, 2017.

See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS
December 31, 2017

Shares		Value
	COMMON STOCKS - 70.7%
	AEROSPACE/DEFENSE - 3.3%
26,070	General Dynamics Corp.	$5,303,941
36,800	United Technologies Corp.	4,694,576
		9,998,517
	AGRICULTURE - 1.9%
60,860	Archer-Daniels-Midland Co.	2,439,269
46,700	Bunge Ltd.	3,132,636
		5,571,905
	APPAREL - 1.2%
58,940	NIKE, Inc.	3,686,697

	BEVERAGES - 1.3%
33,300	PepsiCo, Inc.	3,993,336

	BUILDING MATERIALS - 1.0%
80,775	Johnson Controls International PLC	3,078,335

	CHEMICALS - 7.9%
38,500	Air Products & Chemicals, Inc.	6,317,080
78,200	Albemarle Corp.	10,000,998
45,650	Praxair, Inc.	7,061,142
15,350	Versum Materials, Inc.	580,998
		23,960,218
	COMMERCIAL SERVICES - 2.2%
21,600	Cintas Corp.	3,365,928
15,700	Ecolab, Inc.	2,106,626
20,400	Matthews International Corp.	1,077,120
		6,549,674
	COMPUTERS - 2.4%
47,500	Accenture PLC - Cl. A	7,271,775

	COSMETICS/PERSONAL CARE - 2.3%
45,966	Colgate-Palmolive Co.	3,468,135
38,900	Procter & Gamble Co. (The)	3,574,132
		7,042,267
	DISTRIBUTION/WHOLESALE - 0.6%
8,100	WW Grainger, Inc.	1,913,625

	DIVERSIFIED FINANCIAL SERVICES - 0.8%
21,690	Visa, Inc. - Cl. A	2,473,094

	ELECTRONICS - 2.5%
49,860	Honeywell International, Inc.	7,646,530

	FOOD - 0.8%
23,860	McCormick & Co., Inc. (The)	2,431,573

See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Shares		Value
	HEALTHCARE-PRODUCTS - 9.4%
65,800	Abbott Laboratories	$3,755,206
33,300	Becton Dickinson and Co.	7,128,198
30,200	Dentsply Sirona, Inc.	1,988,066
70,800	Medtronic PLC	5,717,100
47,300	Stryker Corp.	7,323,932
25,000	West Pharmaceutical Services, Inc.	2,466,750
		28,379,252
	HOME FURNISHINGS - 0.4%
24,600	Leggett & Platt, Inc.	1,174,158

	INSURANCE - 1.4%
21,600	Aflac, Inc.	1,896,048
15,093	Chubb Ltd.	2,205,540
3,200	RLI Corp.	194,112
		4,295,700
	IRON/STEEL - 0.7%
30,210	Nucor Corp.	1,920,752

	MACHINERY-DIVERSIFIED - 2.4%
28,340	Roper Technologies, Inc.	7,340,060

	MEDIA - 1.5%
57,400	Comcast Corp.	2,298,870
35,040	John Wiley & Sons, Inc.	2,303,880
		4,602,750
	MISCELLANEOUS MANUFACTURING - 4.8%
22,180	Carlisle Cos, Inc.	2,520,757
36,429	Donaldson Co., Inc.	1,783,200
55,700	Dover Corp.	5,625,143
66,470	Pentair PLC	4,694,111
		14,623,211
	OIL & GAS - 2.0%
9,900	Chevron Corp.	1,239,381
17,100	EOG Resources, Inc.	1,845,261
22,300	Exxon Mobil Corp.	1,865,172
13,500	Occidental Petroleum Corp.	994,410
		5,944,224
	OIL & GAS SERVICES - 0.9%
38,000	Schlumberger Ltd.	2,560,820

	PHARMACEUTICALS - 3.3%
22,560	AbbVie, Inc.	2,181,778
40,400	Johnson & Johnson	5,644,688
16,800	Perrigo Co. PLC	1,464,288
24,300	Roche Holding AG - ADR	767,394
		10,058,148

See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Shares				Value
	RETAIL - 7.9%
28,790	CVS Health Corp.			$2,087,275
52,690	Gap, Inc. (The)			1,794,621
20,570	McDonald’s Corp.			3,540,508
57,100	Ross Stores, Inc.			4,582,275
33,300	Target Corp.			2,172,825
23,900	Tiffany & Co.			2,484,405
35,870	Walgreens Boots Alliance, Inc.			2,604,879
28,900	Wal-Mart Stores, Inc.			2,853,875
23,000	Yum! Brands, Inc.			1,877,030
				23,997,693
	SEMICONDUCTORS - 4.2%
64,271	Analog Devices, Inc.			5,722,047
66,800	Texas Instruments, Inc.			6,976,592
				12,698,639
	SOFTWARE - 2.5%
89,410	Microsoft Corp.			7,648,131

	TRANSPORTATION - 1.0%
25,610	United Parcel Service, Inc.			3,051,431

	TOTAL COMMON STOCKS (Cost - $165,345,105)			213,912,515

Principal Amount		Coupon Rate (%)	Maturity
	ASSET BACKED SECURITIES - 4.1%
$300,000	AMMC CLO 21 Ltd. 3 Month LIBOR + 2.10 (a)^	3.487	11/2/2030	301,345
200,000	BlueMountain Fuji CLO 2017-2A B 3 Month LIBOR + 2.15 (a)^	3.481	10/20/2030	200,029
1,000,000	Carlyle Global Market Strategies CLO 2015-2A A1 3 Month LIBOR + 1.47 (a)^	2.844	4/27/2027	998,615
200,000	Carlyle Global Market Strategies CLO 2017-4 A1 3 Month LIBOR + 2.80 (a)^	4.287	1/15/2030	200,582
250,000	CD 2016-CD2 A4 ^	3.526	11/10/2049	258,080
346,349	Colony American Homes 1 Month LIBOR + 1.15 (a)^	2.627	5/17/2031	346,668
331,938	Colony American Homes 1 Month LIBOR + 1.20 (a)^	2.632	7/17/2032	332,276
300,000	Dryden Senior Loan Fund 3 Month LIBOR + 2.25 (a)^	3.507	7/15/2030	302,950
262,396	Emerson Park CLO Ltd. 3 Month LIBOR + 0.98 (a)^	2.339	7/15/2025	262,577
296,069	Fannie Mae Connecticut Avenue Securities 1 Month LIBOR + 2.60^	4.152	5/25/2024	310,253
285,626	Fannie Mae Connecticut Avenue Securities 1 Month LIBOR + 2.90^	4.452	7/25/2024	302,423
307,455	Fannie Mae Connecticut Avenue Securities 1 Month LIBOR + 3.00^	4.552	7/25/2024	328,640
235,820	Fannie Mae Connecticut Avenue Securities 1 Month LIBOR + 4.00^	5.552	5/25/2025	250,935
274,083	Fannie Mae Connecticut Avenue Securities 1 Month LIBOR + 4.90^	6.452	11/25/2024	313,594
257,847	Fannie Mae Connecticut Avenue Securities 1 Month LIBOR + 5.00^	6.552	7/25/2025	290,925
222,562	Fannie Mae Connecticut Avenue Securities 1 Month LIBOR +5.00^	6.552	7/25/2025	244,943
130,000	Fannie Mae Connecticut Avenue Securities 1 Month LIBOR +5.75^	7.302	7/25/2029	151,485
1,400,000	Flagship CLO 3 Month LIBOR + 1.25 (a)^	2.609	1/16/2026	1,406,287
250,000	Flagship CLO 3 Month LIBOR + 3.70 (a)^	5.059	1/16/2026	250,513
350,000	Freddie Mac - STACR 1 Month LIBOR + 3.25^	4.802	5/25/2025	397,094
300,000	Freddie Mac - STACR 1 Month LIBOR + 3.80^	5.179	3/25/2025	324,443
300,000	Freddie Mac - STACR 1 Month LIBOR + 3.90^	5.279	12/25/2027	333,075
278,541	Freddie Mac - STACR 1 Month LIBOR + 4.00^	5.327	8/25/2024	302,103
297,950	Freddie Mac - STACR 1 Month LIBOR + 4.15^	5.478	1/25/2025	322,330
250,000	Freddie Mac - STACR 1 Month LIBOR + 5.55^	6.878	7/25/2028	302,407
200,000	Gilbert Park CLO Ltd. 3 Month LIBOR + 2.95 (a)^	4.315	10/15/2030	201,548
332,428	Invitation Homes Trust (a)^	2.551	8/17/2032	334,506
307,794	Invitation Homes Trust 1 Month LIBOR + 1.45 (a)^	2.910	3/17/2032	308,373
500,000	LCM Ltd. 3 Month LIBOR + 2.30 (a)^	3.000	7/20/2030	506,517
250,000	MAD 2015-11MD A (a) ^	3.555	9/10/2035	258,244

See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Principal Amount		Coupon Rate (%)	Maturity	Value
	ASSET BACKED SECURITIES - 4.1% (Continued)
$283,928	Mill City Mortgage Loan Trust (a)^	2.500	4/25/2057	$284,198
300,000	Octagon Investment Partners 33 Ltd. 3 Month LIBOR + 1.50 (a)^	2.901	1/20/2031	300,597
100,000	Octagon Investment Partners 33 Ltd. 3 Month LBOR + 2.75 (a)^	4.151	1/20/2031	100,293
100,000	TCI-Flatiron CLO 2017-1 Ltd. 3 Month LIBOR + 2.75 (a)^	3.277	11/17/2030	100,267
296,030	Towd Point Mortgage Trust 2015-1 (a)^	2.750	11/25/2060	296,835
295,763	Towd Point Mortgage Trust 2016-4 (a)^	2.250	7/25/2056	291,880
283,739	Towd Point Mortgage Trust 2017-2 (a) ^	2.750	4/25/2057	282,992
185,216	Towd Point Mortgage Trust 2017-3 (a) ^	2.750	6/25/2057	184,709
	TOTAL ASSET BACKED SECURITIES (Cost - $12,437,373)			12,485,531

	CORPORATE BONDS - 9.2%
	AEROSPACE/DEFENSE - 0.3%
300,000	Lockheed Martin Corp.	4.700	5/15/2046	350,014
100,000	Transdigm, Inc.	6.500	7/15/2024	102,500
300,000	United Technologies Corp.	1.125	12/15/2021	371,853
				824,367
	AGRICULTURE - 0.1%
300,000	Reynolds American, Inc.	5.700	8/15/2035	357,596

	AUTO PARTS & EQUIPMENT - 0.1%
200,000	Delphi Corp.	4.150	3/15/2024	211,204

	BANKS - 2.1%
300,000	Banca Monte Dei Paschi	2.125	11/26/2025	385,548
700,000	Bank of America Corp.	3.500	4/19/2026	715,682
300,000	Barclays PLC	4.375	9/11/2024	307,395
700,000	Capital One Financial Corp.	3.200	2/5/2025	693,153
600,000	Citigroup, Inc.	3.400	5/1/2026	603,584
500,000	Goldman Sachs Group, Inc. (The)	3.750	2/25/2026	513,045
400,000	HSBC Holdings PLC	4.300	3/8/2026	425,272
200,000	ICICI Bank Ltd. (a)	3.800	12/14/2027	197,427
250,000	Industrial & Commercial Bank of China Ltd./New York	2.957	11/8/2022	247,683
500,000	JPMorgan Chase & Co.	3.200	6/15/2026	499,732
300,000	JPMorgan Chase & Co.	3.250	9/23/2022	307,156
500,000	Morgan Stanley	3.875	1/27/2026	521,183
400,000	Wells Fargo & Co.	2.500	3/4/2021	399,817
500,000	Wells Fargo & Co.	3.000	4/22/2026	490,550
				6,307,227
	BEVERAGES - 0.2%
500,000	Anheuser-Busch InBev Finance, Inc.	3.650	2/1/2026	515,989

	BIOTECHNOLOGY - 0.2%
200,000	Baxalta, Inc.	3.600	6/23/2022	204,549
200,000	Biogen, Inc.	5.200	9/15/2045	237,415
100,000	Celgene Corp.	3.450	11/15/2027	99,925
				541,889
	CHEMICALS - 0.2%
200,000	Chemours Co.	5.375	5/15/2027	207,000
300,000	LYB International Finance BV	4.000	7/15/2023	314,036
				521,036
	COAL - 0.0% **
100,000	SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp. (a)	7.500	6/15/2025	104,500

See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Principal Amount		Coupon Rate (%)	Maturity	Value
	COMMERICAL SERVICES - 0.0% **
$100,000	HIS Markit Ltd. (a)	4.000	3/1/2026	$99,875

	COMPUTERS - 0.1%
200,000	West Corp. (a)	8.500	10/15/2025	197,500

	DIVERSIFIED FINANCIAL SERVICES - 0.1%
200,000	Navient Corp.	6.750	6/25/2025	205,500
200,000	Tempo Acquisition LLC (a)	6.750	6/1/2025	202,000
				407,500
	ELECTRIC - 1.0%
600,000	Calpine Corp.	5.375	1/15/2023	583,500
200,000	Colbun SA (a)	3.950	10/11/2027	199,500
400,000	Dominion Energy, Inc.	3.900	10/1/2025	417,444
200,000	Dynegy, Inc. (a)	8.125	1/30/2026	218,500
400,000	Electricite De France SA 10 Year Swap Rate + 3.709 (a) ^	5.250	1/29/2049	408,000
500,000	Southern Co. (The)	3.250	7/1/2026	490,361
300,000	State Grid Overseas Investment (a)	3.500	5/4/2027	301,450
100,000	Talen Energy Supply LLC (a)	9.500	7/15/2022	102,500
100,000	Talen Energy Supply LLC (a)	10.500	1/15/2026	98,980
300,000	Three Gorges Finance Ltd. (a)	3.700	6/10/2025	307,680
				3,127,915
	ELECTRICAL COMPONENTS & EQUIPMENT - 0.0% **
100,000	Legrand France SA	8.500	2/15/2025	129,724

	ELECTRONICS - 0.0% **
100,000	Tech Data Corp.	4.950	2/15/2027	105,485

	FOOD - 0.3%
400,000	Kraft Heinz Foods Co.	3.500	7/15/2022	409,101
300,000	Kroger Co. (The)	4.000	2/1/2024	311,679
100,000	Lamb Weston HLD (a)	4.875	11/1/2026	104,500
				825,280
	HEALTHCARE-PRODUCTS - 0.1%
100,000	Avantor, Inc. (a)	6.000	10/1/2024	99,625
300,000	Stryker Corp.	3.500	3/15/2026	309,555
				409,180
	HEALTHCARE-SERVICES - 0.0% **
100,000	CHS/Community Health Systems, Inc.	6.250	3/31/2023	90,000

	HOME BUILDERS - 0.0% **
100,000	Pultegroup, Inc.	5.000	1/15/2027	104,500

	HOUSEHOLD PRODUCTS/WARES - 0.1%
200,000	Clorox Co. (The)	3.100	10/1/2027	198,650

	INSURANCE - 0.4%
300,000	Liberty Mutual Group, Inc. (a)	4.950	5/1/2022	323,712
100,000	MetLife, Inc.	3.000	3/1/2025	100,091
300,000	Prudential Financial, Inc.	3.500	5/15/2024	311,605
400,000	Teachers Insurance & Annuity Association of America (a)	4.900	9/15/2044	457,550
				1,192,958

See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Principal Amount		Coupon Rate (%)	Maturity	Value
	INTERNET - 0.1%
$100,000	Amazon.com, Inc. (a)	2.800	8/22/2024	$99,696
100,000	Symantec Corp. (a)	5.000	4/15/2025	104,000
				203,696
	LODGING - 0.2%
300,000	Marriott International, Inc.	3.750	10/1/2025	308,268
200,000	Wynn Las Vegas Capital Corp. LLC (a)	5.250	5/15/2027	202,750
				511,018
	MACHINERY - CONSTRUCTION AND MINING - 0.1%
200,000	Vertiv Group Corp. (a)	9.250	10/15/2024	213,500

	MACHINERY - DIVERSIFIED - 0.1%
100,000	CNH Industrial NV	3.850	11/15/2027	99,836
100,000	Tennant Co. (a)	5.625	5/1/2025	105,000
				204,836
	MEDIA - 0.4%
200,000	Altice U.S. Finance Corp. (a)	5.500	5/15/2026	203,750
200,000	CCO Holdings LLC (a)	5.125	5/1/2027	197,000
300,000	NBCUniversal Media, LLC	4.450	1/15/2043	327,365
100,000	Nexstar Broadcasting, Inc. (a)	5.625	8/1/2024	103,250
300,000	Time Warner, Inc.	5.375	10/15/2041	331,825
				1,163,190
	MINING - 0.2%
100,000	First Quantum Minerals Ltd. (a)	7.250	4/1/2023	107,750
300,000	Glencore Finance Canada (a)	4.950	11/15/2021	320,107
100,000	Northwest Acquistions ULC/Dominion Finco, Inc. (a)	7.125	11/1/2022	103,250
				531,107
	OIL & GAS - 0.3%
300,000	Anadarko Petroleum Corp.	6.450	9/15/2036	367,444
200,000	CNOOC Finance 2015 USA LLC	3.500	5/5/2025	201,581
400,000	Sinopec Group Overseas Development 2015 Ltd. (a)	3.250	4/28/2025	397,183
				966,208
	OIL & GAS SERVICES - 0.1%
200,000	Weatherford International Ltd.	8.250	6/15/2023	202,000

	PACKAGING & CONTAINERS - 0.3%
200,000	Ardagh Packaging Finance PLC (a)	6.000	2/15/2025	210,500
200,000	Bway Holding Co. (a)	7.250	4/15/2025	206,500
100,000	Multi-Color Corp. (a)	4.875	11/1/2025	100,375
100,000	OI European Group BV (a)	4.000	3/15/2023	100,135
100,000	Plastipak Holdings, Inc. (a)	6.250	10/15/2025	102,250
150,000	Reynolds Group Issuer, Inc. (a)	7.000	7/15/2024	160,500
				880,260
	PHARMACEUTICALS - 0.2%
300,000	Actavis Funding SCS	4.550	3/15/2035	317,450
100,000	Catalent Pharma Solutions, Inc. (a)	4.875	1/15/2026	100,375
200,000	Endo DAC/Endo Finance Ltd. (a)	6.000	2/1/2025	155,000
200,000	Valeant Pharmaceuticals International, Inc. (a)	7.500	7/15/2021	203,500
				776,325

See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Principal Amount		Coupon Rate (%)	Maturity	Value
	PIPELINES - 0.4%
$200,000	Cheniere Corpus Christi Holdings Ltd.	7.000	6/30/2024	$227,625
100,000	Cheniere Energy Partners LP (a)	5.250	10/1/2025	101,750
100,000	Energy Transfer Equity LP	4.250	3/15/2023	99,250
400,000	Enterprise Products Operating LLC	4.450	2/15/2043	414,078
100,000	Kinder Morgan Energy Partners LP	6.500	9/1/2039	118,020
400,000	Sabine Pass Liquefacation LLC	5.000	3/15/2027	429,230
				1,389,953
	REAL ESTATE INVESTMENT TRUSTS - 0.3%
300,000	American Tower Corp.	4.400	2/15/2026	315,475
100,000	MPT Operating Partnership LP	5.000	10/15/2027	101,875
100,000	Realty Income Corp.	3.250	10/15/2022	101,612
400,000	Realty Income Corp.	4.125	10/15/2026	415,865
				934,827
	RETAIL - 0.3%
200,000	Argos Merger Sub, Inc. (a)	7.125	3/15/2023	118,500
100,000	Beacon Escrow Corp. (a)	4.875	11/1/2025	100,375
300,000	Dollar General Corp.	4.150	11/1/2025	317,565
300,000	Home Depot, Inc. (The)	2.125	9/15/2026	280,878
100,000	New Red Finance, Inc. (a)	5.000	10/15/2025	100,750
100,000	Walgreen Co.	3.100	9/15/2022	100,400
				1,018,468
	SOFTWARE - 0.2%
100,000	Alpine Finance Merger (a)	6.875	8/1/2025	103,250
500,000	Microsoft Corp.	2.400	8/8/2026	482,183
				585,433
	TELECOMMUNICATIONS - 0.4%
200,000	Juniper Networks, Inc.	4.350	6/15/2025	206,286
250,000	Sprint Corp.	7.125	6/15/2024	254,375
300,000	Telefonica Emisiones, S.A.U.	4.570	4/27/2023	324,452
300,000	Verizon Communications, Inc.	4.812	3/15/2039	313,862
				1,098,975
	TRANSPORTATION - 0.2%
500,000	FedEx Corp.	3.250	4/1/2026	503,813

	TRUCKING & LEASING - 0.1%
200,000	DAE Funding LLC (a)	5.000	8/1/2024	197,500
100,000	Park Aerospace Holdings (a)	5.250	8/15/2022	99,375
				296,875

	TOTAL CORPORATE BONDS (Cost $27,670,028)			27,752,859

	MUNICIPAL BOND - 0.0% **
90,000	San Jose Redevelopment Agency Successor Agency (Cost $90,000)	3.226	8/1/2027	90,002

See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Principal Amount		Coupon Rate (%)	Maturity	Value
	TERM LOANS - 0.8%
$149,624	AMC Entertainment Holdings, Inc.	3.727	12/15/2023	$149,500
81,000	Aristocrat International Pty Ltd.	3.357	9/19/2024	81,101
98,591	Ascena Retail Group, Inc.	5.875	8/21/2022	81,296
199,500	Cablevision	3.741	7/17/2025	198,564
225,000	Car TL B 1L USD Corp.	3.340	3/15/2022	224,887
35,000	Chemours	0.000	5/12/2022	35,248
99,467	Eldorado Resorts, Inc.	3.625	3/16/2024	99,467
35,000	Endo International	5.625	4/12/2024	35,175
99,749	Felp TL B 1L USD Corp.	7.083	3/28/2022	93,390
100,000	Fieldwood Energy LLC	4.208	9/28/2018	96,333
150,000	General Nutrition Centers, Inc.	3.850	3/4/2019	122,750
35,000	Harbor Freight Tools	3.789	8/16/2023	35,211
99,747	Hertz Corp. (The)	4.100	6/30/2023	99,498
114,329	IMS	3.600	1/13/2025	114,737
249,373	JBS USA Lux SA	6.000	10/30/2022	244,822
20,947	Jo-Ann Stores	6.551	10/21/2023	20,179
149,624	Mallinckrodt International Finance SA	4.083	9/24/2024	149,277
149,623	Mueller Water Products, Inc.	3.833	11/25/2021	150,371
99,490	PetSmart, Inc.	4.340	3/10/2022	79,312
200,000	U.S. Renal Care, Inc.	5.583	11/16/2022	196,834
75,450	Valeant Pharmaceuticals International, Inc.	4.940	3/11/2022	76,470
50,000	Western Digital Corp.	3.313	4/29/2023	50,163
	TOTAL TERM LOANS (Cost - $2,470,241)			2,434,585

	AGENCY MORTGAGE BACKED SECURITIES - 5.7%
	FEDERAL HOME LOAN MORTGAGE CORP. - 2.6%
1,674,003	Freddie Mac Gold Pool	3.000	8/1/2047	1,674,721
300,000	Freddie Mac Gold Pool +	3.000	8/15/2047	300,000
700,000	Freddie Mac Gold Pool +	3.500	1/15/2047	718,922
1,473,584	Freddie Mac Gold Pool	3.500	8/1/2047	1,513,884
3,417,212	Freddie Mac Gold Pool	4.000	8/1/2047	3,578,443
				7,785,970
	FEDERAL NATIONAL MORTGAGE ASSOCIATION - 2.3%
1,710,000	Fannie Mae Pool +	3.000	8/25/2031	1,741,795
400,000	Fannie Mae Pool +	3.000	9/25/2046	400,000
490,000	Fannie Mae Pool +	3.500	11/1/2047	502,647
1,382,577	Fannie Mae Pool	3.000	9/1/2047	1,447,810
1,768,255	Fannie Mae Pool	3.500	9/1/2047	1,817,024
978,320	Fannie Mae Pool	4.000	9/1/2047	1,024,334
				6,933,610
	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 0.8%
986,898	Ginnie Mae II Pool	3.000	8/20/2047	996,811
300,000	Ginnie Mae II Pool +	3.500	6/20/2047	310,125
1,184,313	Ginnie Mae II Pool	3.500	8/20/2047	1,225,516
				2,532,452

	TOTAL AGENCY MORTGAGE BACKED SECURITIES (Cost - $17,276,159)			17,252,032

	SOVEREIGN DEBT - 0.2%
200,000	Export-Import Bank of China (a)	3.625	7/31/2024	206,441
300,000	Export-Import Bank of Korea	2.250	1/21/2020	296,843
	TOTAL SOVEREIGN DEBT (Cost - $507,870)			503,284

See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Principal Amount		Coupon Rate (%)	Maturity	Value
	U.S. TREASURY SECURITIES - 3.2%
$955,000	United States Treasury Bond	2.250	8/15/2046	$861,477
600,000	United States Treasury Bond	2.500	2/15/2045	571,992
825,000	United States Treasury Bond	2.500	2/15/2046	785,071
840,000	United States Treasury Bond	2.500	5/15/2046	799,050
150,000	United States Treasury Bond	2.750	8/15/2047	150,188
440,000	United States Treasury Bond	2.875	5/15/2043	452,427
250,000	United States Treasury Bond	3.000	11/15/2044	262,588
600,000	United States Treasury Bond	4.250	11/15/2040	762,000
700,000	United States Treasury Bond	4.375	2/15/2038	894,824
455,000	United States Treasury Inflation Index Note	0.125	7/15/2022	487,387
550,000	United States Treasury Inflation Index Note	0.125	7/15/2024	564,638
1,400,000	United States Treasury Note	2.000	11/30/2020	1,401,312
350,000	United States Treasury Note	2.375	8/15/2024	351,121
1,400,000	United States Treasury Note	2.625	11/15/2020	1,425,266
	TOTAL U.S. TREASURY SECURITIES (Cost - $9,649,522)			9,769,341

	SHORT-TERM INVESTMENTS - 7.2%
	MONEY MARKET FUND - 7.2%
21,762,241	Fidelity Investments Money Market - Money Market Portfolio, Institutional Class to yield 1.14% (b)			21,762,241
	TOTAL SHORT-TERM INVESTMENTS (Cost - $21,762,241)

	TOTAL INVESTMENTS - 101.1% (Cost - $257,208,539)			$305,962,390
	OTHER ASSETS LESS LIABILITIES - NET - (1.1)%			(3,355,120)
	TOTAL NET ASSETS - 100.0%			$302,607,270

Principal Amount		Coupon Rate (%)	Maturity	Value
	SECURITIES SOLD SHORT - (0.3)%
	AGENCY MORTGAGE BACKED SECURITIES - (0.3)%
	FEDERAL NATIONAL MORTGAGE ASSOCIATION - (0.3)%
$326,000	Fannie Mae TBA +	3.50	12/25/2045	$334,710
490,000	Fannie Mae TBA +	3.50	11/1/2047	502,647
	TOTAL SECURITIES SOLD SHORT (Cost - $839,933)			$837,357

+	All or a portion of these To Be Announced Securities (TBAs) are subject to dollar-roll transactions.

**	Represents less than 0.01%

^	Variable rate security.

Benchmark	Rate
1 Month LIBOR	-0.41%
3 Month LIBOR	-0.38%
10 Year Swap Rate	1.71%

ADR - American Depositary Receipt

ETF - Exchange Traded Fund

LP - Limited Partnership

REIT - Real Estate Investment Trust

(a)	144a - Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule, except to qualified institutional buyers. As of December 31, 2017, these securities amounted to $16,000,413 or 5.3% of net assets.

(b)	Money market rate shown represents the rate at December 31, 2017.

See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

					Unrealized
					Appreciation/
	Counterparty	Contracts	Expiration Date	Notional Value	(Depreciation)
SHORT FUTURES CONTRACTS
Euro Bund Future	Morgan Stanley	1	Mar-18	194,146	$2,227
U.S. 10 Year Ultra Bond Future	Morgan Stanley	3	Mar-18	400,688	(562)
					1,665

LONG FUTURES CONTRACT
Australian 10 Year Bond Future	Morgan Stanley	9	Mar-18	685,211	(6,632)
Canadian 10 Year Bond Future	Morgan Stanley	3	Mar-18	322,710	(3,612)
U.S. 5 Year Note Future	Morgan Stanley	60	Mar-18	6,969,844	(24,790)
U.S. Long Bond Future	Morgan Stanley	7	Mar-18	1,071,000	(875)
					(35,909)
NET UNREALIZED DEPRECIATION OF FUTURES CONTRACTS					$(34,244)

See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

INTEREST RATE SWAPS*

								Premiums	Unrealized
		Floating Rate	Pay/Receive		Expiration	Notional		Paid/	Appreciation/
Counterparty	Floating Rate Index	as of 12/31/17	Floating Rate	Fixed Rate	Date	Amount	Value	(Received)	(Depreciation)
JP Morgan Chase	USA-CPI-U*	246.524%	Receive	1.96%	8/31/2024	$1,800,000	$12,490	$—	$12,490

CREDIT DEFAULT SWAPS**

								Premiums	Unrealized
		Buy/Sell	Fixed Rate	Fixed Rate	Expiration	Notional		Paid/	Appreciation/
Counterparty	Index	Protection	Received	Paid	Date	Amount	Value	(Received)	(Depreciation)
Citibank NA	AES Corp.	Buy	0.00%	5.00%	6/20/2022	$400,000	$(59,764)	$(47,097)	$(12,667)
JPMorgan	Ally Financial, Inc.	Buy	0.00%	5.00%	12/20/2022	200,000	(36,264)	(36,230)	(34)
Citibank NA	Best Buy Co., Inc.	Buy	0.00%	5.00%	6/20/2022	250,000	(42,754)	(37,525)	(5,229)
Citibank NA	Bombardier, Inc.	Buy	0.00%	5.00%	6/20/2022	200,000	(9,931)	(11,651)	1,720
JPMorgan	Capital One Financial Corp.	Sell	1.00%	0.00%	12/20/2022	100,000	1,401	1,635	(234)
Citibank NA	CDX.EM.28	Sell	1.00%	0.00%	12/20/2022	700,000	9,008	(9,315)	18,323
Citibank NA	CDX.NA.IG.29	Sell	1.00%	0.00%	12/20/2022	2,000,000	44,555	36,793	7,762
Citibank NA	Gap, Inc.	Buy	0.00%	1.00%	6/20/2022	110,000	934	7,374	(6,440)
Citibank NA/JPMorgan	Goldman Sachs	Sell	1.00%	0.00%	12/20/2022	200,000	4,141	3,595	546
JPMorgan	ITRX.EUR.28	Buy	0.00%	1.00%	12/20/2022	1,750,000	(46,887)	(34,721)	(12,166)
Citibank NA	Kohl’s Corp.	Buy	0.00%	1.00%	6/20/2022	120,000	3,183	7,299	(4,116)
Citibank NA	L Brands, Inc.	Buy	0.00%	1.00%	6/20/2022	110,000	3,213	7,810	(4,597)
Citibank NA	Macy’s Retail Holdings, Inc.	Buy	0.00%	1.00%	6/20/2022	105,000	6,914	8,177	(1,263)
Citibank NA	MCDX.NA.29	Sell	1.00%	0.00%	12/20/2022	1,050,000	28,384	23,579	4,805
Citibank NA	Morgan Stanley	Sell	1.00%	0.00%	12/20/2022	100,000	2,190	2,031	159
Citibank NA	Nabors Inds, Inc.	Buy	0.00%	1.00%	6/20/2020	170,000	5,550	5,833	(283)
Citibank NA	Nabors Inds, Inc.	Sell	1.00%	0.00%	6/20/2022	170,000	(21,407)	(22,636)	1,229
Citibank NA	Republic of Columbia	Sell	1.00%	0.00%	12/20/2022	175,000	(736)	(2,132)	1,396
JPMorgan	Republic of Indonesia	Sell	1.00%	0.00%	12/20/2022	175,000	917	(313)	1,230
Citibank NA	Republic of Turkey	Buy	0.00%	1.00%	12/20/2022	105,000	3,210	4,091	(881)
Citibank NA	Simon Property Group LP	Sell	1.00%	0.00%	6/20/2022	480,000	6,274	2,255	4,019
Citibank NA	Target Corp.	Buy	0.00%	1.00%	6/20/2022	250,000	(5,100)	(2,991)	(2,109)
Citibank NA	United Mexican States	Sell	1.00%	0.00%	12/20/2022	175,000	(815)	(1,102)	287
								$(95,241)	$(8,543)

TOTAL RETURN SWAPS**

								Premiums	Unrealized
		Buy/Sell	Floating Rate	Floating Rate	Expiration	Notional		Paid/	Appreciation/
Counterparty	Index	Protection	Received	Paid	Date	Amount	Value	(Received)	(Depreciation)
Citibank NA	iBoxx $ Liquid	Buy	0.00%	1.33%	6/20/2018	$1,050,000	$19,183	$1,536	$17,647

								$(93,705)	$21,594

*	Pays at termination.

**	Pays quarterly.

See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Schedule of Forward Foreign Currency Contracts

Settlement		Currency Units to				Unrealized Appreciation
Date	Counterparty	Receive/Deliver		In Exchange For	U.S. $ Value	(Depreciation)
To Buy:
4/12/2018	JPMorgan	$1,500,000,000	IDR	$108,774	$109,510	$736
4/12/2018	JPMorgan	11,500,000	INR	172,052	177,914	5,862
4/12/2018	JPMorgan	3,640,000	MXN	190,896	182,678	(8,218)
4/19/2018	Deutsche Bank	630,000	BRL	194,805	187,700	(7,105)
4/19/2018	Deutsche Bank	90,000	EUR	106,290	108,811	2,521
4/19/2018	Deutsche Bank	2,000,000,000	IDR	145,613	145,910	297
4/19/2018	Deutsche Bank	13,000,000	INR	196,910	200,947	4,037
4/19/2018	Deutsche Bank	19,600,000	JPY	175,357	175,026	(331)
4/19/2018	JPMorgan	21,000,000	JPY	186,501	187,528	1,027
4/19/2018	Deutsche Bank	15,800,000	MXN	803,859	791,967	(11,892)
4/19/2018	Deutsche Bank	1,450,000	NOK	176,131	177,845	1,714
4/19/2018	Deutsche Bank	500,000	PLN	140,667	143,977	3,310
4/19/2018	JPMorgan	1,500,000	SEK	180,876	184,468	3,592
						(4,450)

To Sell:
4/19/2018	Deutsche Bank	770,000	AUD	603,357	602,122	1,235
4/19/2018	Deutsche Bank	340,000	CAD	271,046	271,712	(666)
4/19/2018	Citibank NA	430,000	CAD	342,758	343,635	(877)
4/19/2018	Deutsche Bank	1,140,000	EUR	1,353,054	1,378,276	(25,222)
4/19/2018	Deutsche Bank	230,000	GBP	304,327	312,297	(7,970)
4/19/2018	Deutsche Bank	100,000,000	JPY	902,039	892,991	9,048
4/19/2018	Deutsche Bank	165,000,000	KRW	146,150	154,403	(8,253)
4/19/2018	Deutsche Bank	200,000	SGD	148,324	149,917	(1,593)
9/13/2018	Deutsche Bank	300,000	EUR	367,050	366,494	556
						(33,742)

NET UNREALIZED DEPRECIATION ON FORWARD FOREIGN CURRENCY CONTRACTS						$(38,192)

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio
PORTFOLIO OF INVESTMENTS
December 31, 2017

Shares				Value
	EXCHANGE TRADED FUNDS - 33.8%
	DEBT FUNDS - 9.5%
27,557	iShares Short Maturity Bond ETF			$1,381,157
9,500	iShares Short Treasury Bond ETF			1,047,280
9,550	SPDR Bloomberg Barclays 1-3 Month T-Bill ETF			872,870
				3,301,307
	EQUITY FUNDS - 24.3%
7,836	iShares Core S&P 500 ETF			2,106,708
15,663	SPDR S&P 500 ETF Trust			4,179,828
8,637	Vanguard S&P 500 ETF			2,118,570
				8,405,106

	TOTAL EXCHANGE TRADED FUNDS (Cost $10,148,867)			11,706,413

Principal
Amount		Coupon Rate (%)	Maturity
	U.S. TREASURY NOTE - 28.4%
$10,160,000	United States Treasury Note (Cost $9,856,303)	2.00	11/15/2026	9,832,578

Contracts		Counterparty	Notional Value
	PURCHASED OPTIONS - 0.5%
4	Nikkei 225 Index, March 2018, Put @ $17,500	Morgan Stanley	70,000,000 JPY	426
13	Nikkei 225 Index, March 2018, Put @ $19,750	Morgan Stanley	256,750,000 JPY	7,213
13	Nikkei 225 Index, June 2018, Put @ $20,250	Morgan Stanley	263,250,000 JPY	35,486
36	S&P 500 Index, March 2018, Put @ $2,350	Morgan Stanley	$8,460,000	25,560
36	S&P 500 Index, June 2018, Put @ $2,350	Morgan Stanley	$8,460,000	88,380
	TOTAL PURCHASED OPTIONS (Cost - $235,520)			157,065

Shares
	SHORT-TERM INVESTMENTS - 36.0%
	MONEY MARKET FUND - 36.0%
12,456,621	Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class to yield 1.14% (a) (Cost - $12,456,621)			12,456,621

	TOTAL INVESTMENTS - 98.7% (Cost - $32,697,311)			$34,152,677
	OTHER ASSETS LESS LIABILITIES - NET - 1.3%			473,327
	TOTAL NET ASSETS - 100.0%			$34,626,004

ETF - Exchange Traded Fund

(a)	Money market rate shown represents the rate at December 31, 2017.

Contracts	Options Written	Counterparty	Notional Value	Value
26	Nikkei 225 Index, January 2018, Call @ $23,500	Morgan Stanley	611,000,000	$(5,770)
67	S&P 500 Index, January 2018, Call @ $2,760	Morgan Stanley	18,492,000	(2,278)
	TOTAL OPTIONS WRITTEN (Premiums received - $46,071)			$(8,048)

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

	Counterparty	Contracts	Expiration Date	Notional Value	Unrealized Appreciation
LONG FUTURES CONTRACTS
Nikkei 225 Index Future	Credit Suisse	26	3/31/2018	5,250,777	$31,526
S&P 500 E-Mini Future	Credit Suisse	41	3/31/2018	5,485,800	23,985
S&P Midcap 400 E-Mini Future	Credit Suisse	27	3/31/2018	5,136,480	9,135
TOTAL UNREALIZED APPRECIATION OF FUTURES CONTRACTS					$64,646

See accompanying notes to financial statements.

Global Atlantic Growth Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS
December 31, 2017

Shares		Value
	EXCHANGE TRADED FUNDS - 95.2%
	DEBT FUNDS - 15.2%
67,171	iShares 1-3 Year Credit Bond ETF	$7,022,056
62,660	iShares 1-3 Year Treasury Bond ETF	5,254,041
413,749	iShares Core U.S. Aggregate Bond ETF	45,235,178
24,017	iShares iBoxx $ High Yield Corporate Bond ETF	2,095,724
23,722	iShares JP Morgan USD Emerging Markets Bond ETF	2,754,124
63,071	iShares US Credit Bond ETF	7,065,844
210,464	iShares US Treasury Bond ETF	5,278,437
		74,705,404
	EQUITY FUNDS - 80.0%
576,703	iShares Core MSCI EAFE ETF	38,114,301
161,627	iShares Core MSCI Emerging Markets ETF	9,196,576
812,576	iShares Core S&P 500 ETF	218,461,058
148,727	iShares Core S&P Mid-Cap ETF	28,225,410
185,051	iShares Core S&P Small-Cap ETF	14,213,767
540,157	iShares MSCI Eurozone ETF	23,432,011
360,180	iShares MSCI Japan ETF	21,585,587
256,813	iShares Russell 1000 ETF	38,164,980
		391,393,690
	TOTAL EXCHANGE TRADED FUNDS (Cost - $381,354,071)	466,099,094

	SHORT-TERM INVESTMENT - 4.9%
	MONEY MARKET FUND - 4.9%
23,767,344	Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class to yield 1.14% (a) (Cost - $23,767,344)	23,767,344

	TOTAL INVESTMENTS - 100.1% (Cost - $405,121,415)	$489,866,438
	OTHER ASSETS LESS LIABILITIES - NET - (0.1)%	(419,111)
	TOTAL NET ASSETS - 100.0%	$489,447,327

ETF - Exchange Traded Fund

(a)	Money market rate shown represents the rate at December 31, 2017.

See accompanying notes to financial statements.

Global Atlantic Moderate Growth Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS
December 31, 2017

Shares		Value
	EXCHANGE TRADED FUNDS - 95.2%
	DEBT FUNDS - 29.6%
40,882	iShares 1-3 Year Credit Bond ETF	$4,273,804
38,291	iShares 1-3 Year Treasury Bond ETF	3,210,700
250,269	iShares Core U.S. Aggregate Bond ETF	27,361,910
14,393	iShares iBoxx $ High Yield Corporate Bond ETF	1,255,933
14,349	iShares JP Morgan USD Emerging Markets Bond ETF	1,665,919
38,152	iShares US Credit Bond ETF	4,274,168
127,974	iShares US Treasury Bond ETF	3,209,588
		45,252,022
	EQUITY FUNDS - 65.6%
147,151	iShares Core MSCI EAFE ETF	9,725,210
40,993	iShares Core MSCI Emerging Markets ETF	2,332,502
209,010	iShares Core S&P 500 ETF	56,192,338
38,142	iShares Core S&P Mid-Cap ETF	7,238,589
47,532	iShares Core S&P Small-Cap ETF	3,650,933
138,879	iShares MSCI Eurozone ETF	6,024,571
92,215	iShares MSCI Japan ETF	5,526,445
66,331	iShares Russell 1000 ETF	9,857,450
		100,548,038
	TOTAL EXCHANGE TRADED FUNDS (Cost - $124,025,291)	145,800,060

	SHORT-TERM INVESTMENT - 5.0%
	MONEY MARKET FUND - 5.0%
7,670,227	Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class to yield 1.14% (a) (Cost - $7,670,227)	7,670,227

	TOTAL INVESTMENTS - 100.2% (Cost - $131,695,518)	$153,470,287
	OTHER ASSETS LESS LIABILITIES - NET - (0.2)%	(292,717)
	TOTAL NET ASSETS - 100.0%	$153,177,570

ETF - Exchange Traded Fund

(a)	Money market rate shown represents the rate at December 31, 2017.

See accompanying notes to financial statements.

Global Atlantic Motif Aging of America Portfolio
PORTFOLIO OF INVESTMENTS
December 31, 2017

Shares		Value
	COMMON STOCKS - 99.5%
	BIOTECHNOLOGY - 25.1%
73	Aduro Biotech, Inc. *	$547
183	Amarin Corp PLC (ADR) *	734
17	Amgen, Inc.	2,956
30	Celgene Corp. *	3,131
15	Cellectis SA (ADR) *	437
46	CytomX Therapeutics, Inc. *	971
58	Epizyme, Inc. *	728
34	Exact Sciences Corp. *	1,786
79	Exelixis, Inc. *	2,402
23	FibroGen, Inc. *	1,090
13	Five Prime Therapeutics, Inc. *	285
27	Foundation Medicine, Inc. *	1,841
22	Halozyme Therapeutics, Inc. *	446
89	ImmunoGen, Inc. *	570
20	Incyte Corp. *	1,894
31	Innoviva, Inc. *	440
36	Juno Therapeutics, Inc. *	1,646
16	Medicines Co. (The) *	437
25	Myriad Genetics, Inc. *	859
82	NeoGenomics, Inc. *	727
60	NewLink Genetics Corp. *	487
33	Seattle Genetics, Inc. *	1,766
64	Spectrum Pharmaceuticals, Inc. *	1,213
10	United Therapeutics Corp. *	1,479
		28,872
	HEALTHCARE-PRODUCTS - 18.4%
8	ABIOMED, Inc. *	1,499
150	Accuray, Inc. *	645
14	Advanced Accelerator Applications SA (ADR) *	1,143
30	AtriCure, Inc. *	547
5	Baxter International, Inc.	323
22	BioTelemetry, Inc. *	658
47	Boston Scientific Corp. *	1,165
18	Edwards Lifesciences Corp. *	2,029
127	Endologix, Inc. *	680
29	Genomic Health, Inc. *	992
20	Globus Medical, Inc. *	822
11	Hologic, Inc. *	470
15	Insulet Corp. *	1,035
15	iRhythm Technologies, Inc. *	841

See accompanying notes to financial statements.

Global Atlantic Motif Aging of America Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Shares		Value
	HEALTHCARE-PRODUCTS - 18.4% (Continued)
14	K2M Group Holdings, Inc. *	$252
21	Lantheus Holdings, Inc. *	429
17	LeMaitre Vascular, Inc.	541
7	Medtronic PLC	565
21	Merit Medical Systems, Inc. *	907
55	Novocure Ltd. *	1,111
9	NuVasive, Inc. *	526
9	Orthofix International NV *	492
3	Stryker Corp.	465
18	Varian Medical Systems, Inc. *	2,001
23	Wright Medical Group NV *	511
4	Zimmer Biomet Holdings, Inc.	483
		21,132
	HEALTHCARE - SERVICES - 22.5%
39	Addus HomeCare Corp. *	1,357
2	Aetna, Inc.	361
31	Almost Family, Inc. *	1,716
41	Amedisys, Inc. *	2,161
42	American Renal Associates Holdings, Inc. *	731
232	Brookdale Senior Living, Inc. *	2,250
103	Capital Senior Living Corp. *	1,389
10	Chemed Corp.	2,430
13	DaVita, Inc. *	939
85	Ensign Group, Inc. (The)	1,887
30	Fresenius Medical Care AG & Co. KGaA (ADR)	1,577
13	Humana, Inc.	3,225
69	Kindred Healthcare, Inc.	669
26	LHC Group, Inc. *	1,593
37	National HealthCare Corp.	2,255
4	UnitedHealth Group, Inc.	882
2	WellCare Health Plans, Inc. *	402
		25,824
	PHARMACEUTICALS - 14.9%
13	AbbVie, Inc.	1,257
21	Agios Pharmaceuticals, Inc. *	1,201
5	Anika Therapeutics, Inc. *	270
95	Array BioPharma, Inc. *	1,216
44	AstraZeneca PLC (ADR)	1,527
527	BioScrip, Inc. *	1,534
26	Bristol-Myers Squibb Co.	1,593
22	Coherus Biosciences, Inc. *	194

See accompanying notes to financial statements.

Global Atlantic Motif Aging of America Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Shares		Value
	PHARMACEUTICALS - 14.9% (Continued)
36	Corcept Therapeutics, Inc. *	$650
16	DexCom, Inc. *	918
9	Eli Lilly & Co.	760
83	Insys Therapeutics, Inc. *	798
4	Johnson & Johnson	559
50	Jounce Therapeutics, Inc. *	637
101	Keryx Biopharmaceuticals, Inc. *	470
19	MyoKardia, Inc. *	800
8	Novartis AG (ADR)	672
38	Novo Nordisk A/S (ADR)	2,039
		17,095
	REAL ESTATE INVESTMENT TRUSTS - 18.6%
96	CareTrust REIT, Inc.	1,609
66	HCP, Inc.	1,721
23	LTC Properties, Inc.	1,002
15	National Health Investors, Inc.	1,131
149	New Senior Investment Group, Inc.	1,126
105	Omega Healthcare Investors, Inc.	2,892
108	Quality Care Properties, Inc. *	1,491
102	Sabra Health Care REIT, Inc.	1,914
84	Senior Housing Properties Trust	1,609
43	Ventas, Inc.	2,580
67	Welltower, Inc.	4,273
		21,348
	TOTAL COMMON STOCKS (Cost - $102,992)	114,271

	SHORT-TERM INVESTMENT - 0.5%
	MONEY MARKET FUND - 0.5%
567	Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class to yield 1.14% (a)(Cost - $567)	567

	TOTAL INVESTMENTS - 100.0% (Cost - $103,560)	$114,838
	OTHER ASSETS LESS LIABILITIES - NET - 0.0% ^	11
	TOTAL NET ASSETS - 100.0%	$114,849

ADR - American Depository Receipt

REIT - Real Estate Investment Trust

*	Non-income producing security.

^	Represents less than 0.05%.

(a)	Money market rate shown represents the rate at December 31, 2017.

See accompanying notes to financial statements.

Global Atlantic Motif Real Estate Trends Portfolio
PORTFOLIO OF INVESTMENTS
December 31, 2017

Shares		Value
	COMMON STOCKS - 98.8%
	HEALTHCARE SERVICES - 7.0%
16	Addus HomeCare Corp. *	$557
12	Almost Family, Inc. *	664
19	Amedisys, Inc. *	1,002
109	Brookdale Senior Living, Inc. *	1,057
45	Capital Senior Living Corp. *	607
4	Chemed Corp.	972
36	Ensign Group, Inc. (The)	799
11	LHC Group, Inc. *	674
12	National HealthCare Corp.	731
		7,063
	REAL ESTATE INVESTMENT TRUSTS - 91.8%
43	American Campus Communities, Inc.	1,764
21	American Tower Corp.	2,996
41	Apartment Investment & Management Co.	1,792
17	AvalonBay Communities, Inc.	3,033
60	Bluerock Residential Growth REIT, Inc.	607
18	Boston Properties, Inc.	2,341
23	Camden Property Trust	2,117
49	CareTrust REIT, Inc.	821
65	CBL & Associates Properties, Inc.	368
27	Columbia Property Trust, Inc.	620
15	CoreSite Realty Corp.	1,709
35	Crown Castle International Corp.	3,885
68	CubeSmart	1,967
31	CyrusOne, Inc.	1,845
14	DCT Industrial Trust, Inc.	823
24	Digital Realty Trust, Inc.	2,734
11	Douglas Emmett, Inc.	452
40	Duke Realty Corp.	1,088
40	Education Realty Trust, Inc.	1,397
26	Empire State Realty Trust, Inc.	534
8	Equinix, Inc.	3,626
45	Equity Residential	2,870
10	Essex Property Trust, Inc.	2,414
28	Extra Space Storage, Inc.	2,449
129	GGP, Inc.	3,017
31	Gramercy Property Trust	826

See accompanying notes to financial statements.

Global Atlantic Motif Real Estate Trends Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Shares		Value
	REAL ESTATE INVESTMENT TRUSTS - 91.8% (Continued)
85	Independence Realty Trust, Inc.	$858
95	Investors Real Estate Trust	540
6	JBG Smith Properties	208
15	Kilroy Realty Corp.	1,120
18	Liberty Property Trust	774
20	Life Storage, Inc.	1,781
22	LTC Properties, Inc.	958
21	Macerich Co. (The)	1,379
18	Mack-Cali Realty Corp.	388
22	Mid-America Apartment Communities, Inc.	2,212
27	Monmouth Real Estate Investment Corp.	481
15	National Health Investors, Inc.	1,131
44	National Storage Affiliates Trust	1,199
88	New Senior Investment Group, Inc.	665
90	New York REIT, Inc.	354
35	NexPoint Residential Trust, Inc.	978
47	Omega Healthcare Investors, Inc.	1,294
100	Paramount Group, Inc.	1,585
44	Pennsylvania Real Estate Investment Trust	523
21	Preferred Apartment Communities, Inc.	425
38	Prologis, Inc.	2,451
15	Public Storage	3,135
27	QTS Realty Trust, Inc.	1,462
58	Quality Care Properties, Inc. *	801
51	Sabra Health Care REIT, Inc.	957
18	SBA Communications Corp. *	2,940
32	Senior Housing Properties Trust	613
13	Simon Property Group, Inc.	2,233
14	SL Green Realty Corp.	1,413
32	STAG Industrial, Inc.	875
22	Taubman Centers, Inc.	1,439
59	UDR, Inc.	2,273
24	Ventas, Inc.	1,440
14	Vornado Realty Trust	1,095
8	Washington Real Estate Investment Trust	249
33	Welltower, Inc.	2,104
		92,428

	TOTAL COMMON STOCKS (Cost - $101,549)	99,491

See accompanying notes to financial statements.

Global Atlantic Motif Real Estate Trends Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Shares		Value
	SHORT-TERM INVESTMENT - 0.9%
	MONEY MARKET FUND - 0.9%
961	Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class to yield 1.14% (a)(Cost - $961)	$961

	TOTAL INVESTMENTS - 99.7% (Cost - $102,510)	$100,452
	OTHER ASSETS LESS LIABILITIES - NET - 0.3%	286
	TOTAL NET ASSETS - 100.0%	$100,738

REIT - Real Estate Investment Trust

*	Non-income producing security.

(a)	Money market rate shown represents the rate at December 31, 2017.

See accompanying notes to financial statements.

Global Atlantic Motif Technological Innovations Portfolio
PORTFOLIO OF INVESTMENTS
December 31, 2017

Shares		Value
	COMMON STOCKS - 99.5%
	AUTO MANUFACTURERS - 0.9%
4	Tesla, Inc. *	$1,245

	COMMERCIAL SERVICES - 8.7%
9	FleetCor Technologies, Inc. *	1,732
14	Global Payments, Inc.	1,403
15	Paylocity Holding Corp. *	707
31	PayPal Holdings, Inc. *	2,282
28	Ritchie Bros. Auctioneers, Inc.	838
36	Square, Inc. *	1,248
20	Total System Services, Inc.	1,582
19	Vantiv, Inc. *	1,397
8	Wex, Inc.	1,130
		12,319
	COMPUTERS - 4.5%
13	Check Point Software Technologies Ltd. *	1,347
29	Fortinet, Inc. *	1,267
41	Nutanix, Inc. *	1,446
13	Qualys, Inc. *	771
26	Teradata Corp. *	1,000
35	VeriFone Systems, Inc. *	620
		6,451
	DIVERSIFIED FINANCIAL SERVICES - 6.7%
17	American Express Co.	1,688
9	Ellie Mae, Inc. *	805
21	Mastercard, Inc.	3,179
33	Visa, Inc.	3,763
		9,435
	ELECTRONICS - 0.7%
47	Gentex Corp.	985

	ENTERTAINMENT - 0.6%
39	Stars Group, Inc. (The) *	909

	INTERNET - 40.0%
19	Alibaba Group Holding Ltd. * (ADR)	3,276
4	Alphabet, Inc. *	4,214
4	Amazon.com, Inc. *	4,678
9	Baidu, Inc. * (ADR)	2,108
18	Criteo SA * (ADR)	469

See accompanying notes to financial statements.

Global Atlantic Motif Technological Innovations Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Shares		Value
	INTERNET - 40.0% (Continued)
30	Ctrip.com International Ltd. * (ADR)	$1,323
49	eBay, Inc. *	1,849
42	Etsy, Inc.	859
11	Expedia, Inc.	1,317
9	F5 Networks, Inc. *	1,181
26	Facebook, Inc. *	4,588
46	FireEye, Inc. *	653
146	Groupon, Inc. *	745
17	GrubHub, Inc. *	1,221
56	JD.com, Inc. * (ADR)	2,320
36	Match Group, Inc. *	1,127
4	MercadoLibre, Inc.	1,259
12	Netflix, Inc. *	2,303
29	Okta, Inc. *	743
9	Palo Alto Networks, Inc. *	1,304
1	Priceline Group, Inc. (The) *	1,738
10	Proofpoint, Inc. *	888
12	Shopify, Inc. *	1,212
96	Snap, Inc. *	1,402
4	Stamps.com, Inc. *	752
46	Symantec Corp.	1,291
24	TripAdvisor, Inc. *	827
74	Twitter, Inc. *	1,777
107	Vipshop Holdings Ltd. * (ADR)	1,254
14	Wayfair, Inc. *	1,124
15	Weibo Corp. * (ADR)	1,552
12	Wix.com Ltd. *	691
34	Yandex NV *	1,113
16	Yelp, Inc. *	671
11	YY, Inc. * (ADR)	1,244
26	Zendesk, Inc. *	880
23	Zillow Group, Inc. *	941
		56,894
	REAL ESTATE INVESTMENT TRUSTS - 4.2%
8	CoreSite Realty Corp.	911
17	CyrusOne, Inc.	1,012
13	Digital Realty Trust, Inc.	1,481
4	Equinix, Inc.	1,813
15	QTS Realty Trust, Inc.	812
		6,029

See accompanying notes to financial statements.

Global Atlantic Motif Technological Innovations Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Shares		Value
	RETAIL - 0.9%
31	Copart, Inc. *	$1,339

	SEMICONDUCTORS - 2.5%
40	QUALCOMM, Inc.	2,561
10	Skyworks Solutions, Inc.	949
		3,510
	SOFTWARE - 27.1%
13	2U, Inc. *	839
33	ACI Worldwide, Inc. *	748
32	Activision Blizzard, Inc.	2,026
11	Adobe Systems, Inc. *	1,928
22	Akamai Technologies, Inc. *	1,431
8	Athenahealth, Inc. *	1,064
39	Box, Inc. *	824
16	Citrix Systems, Inc. *	1,408
12	CommVault Systems, Inc. *	630
18	Cornerstone OnDemand, Inc. *	636
24	Cotiviti Holdings, Inc. *	773
14	Electronic Arts, Inc. *	1,471
80	First Data Corp. *	1,337
9	HubSpot, Inc. *	796
17	InterXion Holding NV *	1,002
12	Medidata Solutions, Inc. *	760
33	Momo, Inc. * (ADR)	808
4	NetEase, Inc. (ADR)	1,380
15	New Relic, Inc. *	866
12	Paycom Software, Inc. *	964
19	RealPage, Inc. *	842
24	Salesforce.com, Inc. *	2,453
13	ServiceNow, Inc. *	1,695
18	Splunk, Inc. *	1,491
13	Tableau Software, Inc. *	900
12	Take-Two Interactive Software, Inc. *	1,317
25	Twilio, Inc. *	590
5	Ultimate Software Group, Inc. *	1,091
19	Veeva Systems, Inc. *	1,050
17	Verint Systems, Inc. *	711

See accompanying notes to financial statements.

Global Atlantic Motif Technological Innovations Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Shares		Value
	SOFTWARE - 27.1% (Continued)
18	VMware, Inc. *	$2,256
15	Workday, Inc. *	1,526
219	Zynga, Inc. *	876
		38,489
	TELECOMMNUNICATIONS - 2.7%
7	Arista Networks, Inc. *	1,649
9	LogMeIn, Inc.	1,031
12	Nice Ltd. (ADR)	1,103
		3,783

	TOTAL COMMON STOCKS (Cost - $104,084)	141,388

	SHORT-TERM INVESTMENT - 0.6%
	MONEY MARKET FUND - 0.6%
836	Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class to yield 1.14% (a)(Cost - $836)	836

	TOTAL INVESTMENTS - 100.1% (Cost - $104,920)	$142,224
	OTHER ASSETS LESS LIABILITIES - NET - (0.1)%	(85)
	TOTAL NET ASSETS - 100.0%	$142,139

ADR - American Depositary Receipt

*	Non-income producing security

(a)	Money market rate shown represents the rate at December 31, 2017.

See accompanying notes to financial statements.

Global Atlantic PIMCO Tactical Allocation Portfolio
PORTFOLIO OF INVESTMENTS
December 31, 2017

Shares				Value
	EXCHANGE TRADED FUNDS - 29.9%
	EQUITY FUNDS - 29.9%
54,310	iShares MSCI EAFE ETF			$3,818,536
14,286	SPDR S&P 500 ETF Trust			3,812,362
	TOTAL EXCHANGE TRADED FUNDS (Cost - $5,923,669)			7,630,898

Principal
Amount		Coupon Rate (%)	Maturity
	ASSET BACKED SECURITIES - 3.0%
$15,032	ACE Securities Corp. Home Equity Loan Trust Series 2002-HE2 (1 Month US LIBOR 1.28)(b)	2.83	8/25/2032	14,932
30,659	ACE Securities Corp. Home Equity Loan Trust Series 2006-OP1 (I Month US LIBOR 0.15)(b)	1.70	4/25/2036	30,587
250,000	Avery Point IV CLO Ltd. 3 Month US LIBOR 1.12) (a,b)	2.47	1/18/2025	250,647
51,016	Bosphorus CLO II DAC 2A (3 Month EUR LIBOR 0.70) (a,b)	0.70	10/15/2025	61,282
31,451	Citigroup Mortgage Loan Trust 2007-AMC1 (1 Month US LIBOR 0.16) (a,b)	1.71	12/25/2036	20,328
17,722	Countrywide Asset-Backed Certificates (1 Month US LIBOR 0.13) (b)	1.68	12/25/2036	17,527
27,347	Countrywide Asset-Backed Certificates (1 Month US LIBOR 0.14) (b)	1.69	6/25/2047	21,085
13,208	CWABS Asset-Backed Certificates Trust 2006-17 (1 Month US LIBOR 0.15) (b)	1.70	3/25/2047	12,597
35,677	FBR Securitization Trust (1 Month US LIBOR 0.68) (b)	2.01	10/25/2035	35,437
50,000	Ford Credit Floorplan Master Owner Trust A (1 Month US LIBOR .060) (b)	2.08	8/15/2020	50,131
25,088	GSAMP Trust 2006-HE4 (1 Month US LIBOR 0.14) (b)	1.69	6/25/2036	24,564
9,109	Long Beach Mortgage Loan Trust 2004-2 (1 Month US LIBOR 1.62) (b)	2.95	6/25/2034	8,901
31,493	Long Beach Mortgage Loan Trust 2005-3 (1 Month US LIBOR 0.52) (b)	2.07	8/25/2045	29,751
33,173	Long Beach Mortgage Loan Trust 2006-7 (1 Month US LIBOR 0.155) (b)	1.71	8/25/2036	19,488
18,722	RASC Series 2004-KS10 Trust (1 Month US LIBOR 1.725) (b)	3.28	11/25/2034	18,687
66,908	SLC Student Loan Trust 2006-2 (3 Month LIBOR 0.30) (b)	1.69	9/15/2026	66,706
33,532	SLM Student Loan Trust 2005-3 (3 Month LIBOR 0.09) (b)	1.46	10/25/2024	33,484
17,754	Soundview Home Loan Trust 2007-WMC1 (1 Month US LIBOR 0.11) (b)	1.66	2/25/2037	7,948
7,909	Structured Asset Investment Loan Trust 2004-7 (1 Month US LIBOR 1.05) (b)	2.60	8/25/2034	7,735
23,850	Structured Asset Securities Corp. Mortgage Loan Trust 2006-BC2 (1 Month US LIBOR 0.15) (b)	1.70	9/25/2036	22,130
	TOTAL ASSET BACKED SECURITIES (Cost - $729,126)			753,947

	CORPORATE BONDS - 9.4%
	AEROSPACE/DEFENSE - 0.2%
50,000	Rockwell Collins, Inc.	3.50	3/15/2027	50,909

	AGRICULTURE - 0.1%
10,000	Reynolds American, Inc.	5.85	8/15/2045	12,488

	AIRLINES - 0.2%
44,842	Spirit Airlines Pass Through Trust 2015-1A	4.10	4/1/2028	46,542

	AUTO MANUFACTURERS - 0.8%
40,000	Ford Motor Credit Co. LLC	3.20	1/15/2021	40,560
20,000	General Motors Financial Co., Inc.	3.20	7/13/2020	20,271
50,000	General Motors Financial Co., Inc.	3.20	7/6/2021	50,488
100,000	Nissan Motor Acceptance Corp. (a,b)	2.25	1/13/2022	101,245
				212,564
	BANKS - 3.7%
100,000	Bank of America Corp. (b)	3.09	10/1/2025	99,771
73,000	Bank of America Corp.	3.30	1/11/2023	74,679
11,000	Bank of America Corp. (a,b)	3.42	12/20/2028	11,002
14,000	Bank of America Corp.	4.00	4/1/2024	14,800
50,000	Bank of America Corp.	5.65	5/1/2018	50,597
50,000	Citigroup, Inc.	2.65	10/26/2020	50,167
50,000	Deutsche Bank AG (b)	3.32	5/10/2019	50,931

See accompanying notes to financial statements.

Global Atlantic PIMCO Tactical Allocation Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Principal
Amount		Coupon Rate (%)	Maturity	Value
	BANKS - 3.7% (Continued)
$200,000	Development Bank of Japan, Inc. (a)	1.63	9/1/2021	$191,596
10,000	Goldman Sachs Group, Inc. (The)	3.75	5/22/2025	10,303
15,000	Goldman Sachs Group, Inc. (The)	6.00	6/15/2020	16,218
50,000	HSBC USA, Inc. (b)	2.16	8/7/2018	50,162
35,000	JPMorgan Chase & Co.	3.13	1/23/2025	35,193
25,000	JPMorgan Chase & Co.	3.88	2/1/2024	26,274
50,000	JPMorgan Chase & Co.	3.90	7/15/2025	52,417
26,000	Morgan Stanley	2.13	4/25/2018	26,013
200,000	UBS Group Funding Switzerland AG (a)	2.65	2/1/2022	197,735
				957,858
	COMMERCIAL SERVICES - 0.1%
30,000	S&P Global, Inc.	2.50	8/15/2018	30,087

	COMPUTERS - 0.2%
50,000	Dell International LLC / EMC Corp. (a)	5.45	6/15/2023	54,032

	ELECTRIC - 0.1%
30,000	Duke Energy Corp.	3.05	8/15/2022	30,329

	ENVIRONMENTAL CONTROL - 0.1%
25,000	Republic Services, Inc.	3.55	6/1/2022	25,772

	MEDIA - 0.4%
100,000	Charter Communications Operating LLC / Charter Communications Operating Capital	3.75	2/15/2028	95,821

	PHARMACEUTICALS - 1.0%
50,000	AbbVie, Inc.	2.85	5/14/2023	49,890
100,000	Shire Acquisitions Investments Ireland DAC	1.90	9/23/2019	99,095
100,000	Shire Acquisitions Investments Ireland DAC	2.40	9/23/2021	98,426
				247,411
	PIPELINES - 0.6%
23,000	Energy Transfer LP / Regency Energy Finance Corp.	4.50	11/1/2023	23,781
20,000	Kinder Morgan Finance Co. LLC (a)	6.00	1/15/2018	20,035
100,000	Sabine Pass Liquefaction LLC	5.75	5/15/2024	111,148
				154,964
	REAL ESTATE INVESTMENT TRUSTS - 0.6%
100,000	American Tower Corp.	2.25	1/15/2022	97,396
25,000	Digital Realty Trust LP	3.95	7/1/2022	26,117
30,000	Duke Realty LP	3.88	2/15/2021	31,008
10,000	Host Hotels & Resorts LP	4.00	6/15/2025	10,219
				164,740
	REGIONAL - 0.8%
200,000	Japan Finance Organization for Municipalities (a)	2.13	10/25/2023	192,111

	TELECOMMUNICATIONS - 0.5%
100,000	AT&T, Inc. (b)	2.01	1/15/2020	100,596
30,000	AT&T, Inc. (a)	4.10	2/15/2028	30,099
				130,695

	TOTAL CORPORATE BONDS (Cost - $2,397,342)			2,406,323

See accompanying notes to financial statements.

Global Atlantic PIMCO Tactical Allocation Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Principal
Amount		Coupon Rate (%)	Maturity	Value
	MUNICIPAL BOND - 0.1%
$30,000	City of Chicago IL (Cost - $30,351)	7.75	1/1/2042	$33,321

	CERTIFICATE OF DEPOSIT - 0.4%
100,000	Barclays Bank PLC (Cost - $100,000) (b)	2.06	3/16/2018	100,102

	AGENCY MORTGAGE BACKED SECURITIES - 19.4%
	FEDERAL NATIONAL MORTGAGE ASSOCIATION - 19.4%
300,000	Fannie Mae TBA +^	3.00	9/25/2046	300,000
3,000,000	Fannie Mae TBA +^	3.50	12/25/2045	3,080,157
500,000	Fannie Mae TBA +^	3.50	12/25/2045	512,656
800,000	Fannie Mae TBA +^	4.00	1/1/2047	836,625
200,000	Fannie Mae TBA +^	4.50	6/25/2044	212,781
	TOTAL AGENCY MORTGAGE BACKED SECURITIES (Cost - $4,936,547)			4,942,219

	COLLATERALIZED MORTGAGE OBLIGATIONS - 2.8%
	AGENCY COLLATERAL - 1.3%
31,413	Government National Mortgage Association (b)	1.74	3/20/2065	31,408
84,141	Government National Mortgage Association (b)	1.84	5/20/2065	85,593
86,077	Government National Mortgage Association (b)	1.86	8/20/2065	87,698
46,183	Government National Mortgage Association (b)	1.94	10/20/2065	46,248
84,639	Government National Mortgage Association (b)	2.24	12/20/2065	87,856
				338,803
	WHOLE LOAN COLLATERAL - 1.5%
27,894	Alternative Loan Trust 2005-J12 (1 Month US LIBOR 0.27) (b)	1.82	8/25/2035	20,014
19,086	Alternative Loan Trust 2006-OA9 (1 Month US LIBOR 0.21) (b)	1.71	7/20/2046	15,390
33,435	American Home Mortgage Assets Trust 2006-2 (1 Month US LIBOR 0.19) (b)	1.74	9/25/2046	28,767
16,056	Bear Stearns ALT-A Trust 2005-8 (b)	3.41	10/25/2035	16,353
15,059	Bear Stearns ARM Trust 2005-5 (b)	3.28	8/25/2035	15,176
19,512	Chevy Chase Funding LLC Mortgage-Backed Certificates Series 2004-3 (1 Month US LIBOR 0.25) (a,b)	1.80	8/25/2035	18,467
19,284	Chevy Chase Funding LLC Mortgage-Backed Certificates Series 2004-4 (I Month US LIBOR 0.46) (a,b)	1.78	10/25/2035	18,478
21,678	Credit Suisse First Boston Mortgage Securities Corp.	4.50	7/25/2020	21,629
37,727	Great Hall Mortgages No. 1 PLC ( 3 Month US LIBOR 0.13) (a,b)	1.73	6/18/2039	35,271
27,491	GreenPoint Mortgage Funding Trust 2006-AR2 (b)	3.06	3/25/2036	26,521
18,776	GSR Mortgage Loan Trust 2005-AR6 (b)	3.47	9/25/2035	19,124
13,984	Impac CMB Trust Series 2005-8 (1 Month US LIBOR 0.70) (b)	2.25	2/25/2036	13,407
20,528	IndyMac INDX Mortgage Loan Trust 2006-AR4 (I Month US LIBOR 0.21) (b)	1.76	5/25/2046	19,801
4,002	JP Morgan Mortgage Trust 2006-S2	5.88	6/25/2021	3,894
4,693	Merrill Lynch Mortgage Investors Trust Series MLCC 2005-3 (1 Month US LIBOR 0.25) (b)	1.80	11/25/2035	4,655
16,421	MortgageIT Trust 2005-4 (1 Month US LIBOR 0.28) (b)	1.83	10/25/2035	15,808
20,255	RALI Series 2005-QR1 Trust	6.00	10/25/2034	21,029
14,523	Reperforming Loan REMIC Trust 2006-R1 (1 Month US LIBOR 0.34) (a,b)	1.89	1/25/2036	13,475
9,343	Structured Adjustable Rate Mortgage Loan Trust (b)	3.44	9/25/2034	9,528
10,136	Structured Adjustable Rate Mortgage Loan Trust (b)	3.47	2/25/2034	10,300
17,068	Structured Adjustable Rate Mortgage Loan Trust Series 2005-19XS (1 Month US LIBOR 0.30) (b)	1.85	10/25/2035	16,852
21,705	WaMu Mortgage Pass-Through Certificates Series 2007-HY4 Trust (b)	2.83	4/25/2037	19,473
				383,412

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $700,978)			722,215

See accompanying notes to financial statements.

Global Atlantic PIMCO Tactical Allocation Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Principal
Amount		Coupon Rate (%)	Maturity	Value
	COMMERCIAL MORTGAGE BACKED SECURITIES - 0.6%

$105,264	Freddie Mac Multifamily Structured Pass Through Certificates (1 Month US LIBOR 0.70) (b)	1.94	9/25/2022	$105,654
34,195	RFTI 2015-FL1 Issuer Ltd. (1 Month US LIBOR 1.75) (a,b)	3.23	8/15/2030	34,242
	TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost - $139,349)			139,896

	U.S. TREASURY SECURITIES - 43.1%
100,000	United States Treasury Inflation Indexed Bond	2.38	1/15/2027	143,104
100,000	United States Treasury Inflation Indexed Bond	3.63	4/15/2028	200,095
150,000	United States Treasury Inflation Indexed Note	0.63	1/15/2026	158,206
100,000	United States Treasury Bond	2.75	8/15/2047	100,125
50,000	United States Treasury Bond	2.75	11/15/2047	50,082
100,000	United States Treasury Bond	2.88	11/15/2046	102,582
500,000	United States Treasury Bond	3.00	5/15/2045	525,098
230,000	United States Treasury Bond	4.25	5/15/2039	290,707
350,000	United States Treasury Bond	4.38	11/15/2039	450,338
100,000	United States Treasury Bond	4.50	8/15/2039	130,629
400,000	United States Treasury Note	1.50	8/15/2026	372,156
700,000	United States Treasury Note	1.13	8/31/2021	676,211
100,000	United States Treasury Note	1.88	7/31/2022	98,645
3,300,000	United States Treasury Note	2.25	8/15/2027	3,253,594
200,000	United States Treasury Note	1.88	9/30/2022	197,102
200,000	United States Treasury Note	2.25	11/15/2027	197,116
300,000	United States Treasury Note	2.13	12/31/2022	298,758
100,000	United States Treasury Note	1.63	5/15/2026	94,187
300,000	United States Treasury Note	1.25	4/30/2019	297,621
500,000	United States Treasury Note	2.00	11/15/2026	483,887
100,000	United States Treasury Note	2.00	12/31/2021	99,492
350,000	United States Treasury Note	2.25	2/15/2027	345,406
200,000	United States Treasury Note	2.50	8/15/2023	202,711
1,200,000	United States Treasury Note	1.88	3/31/2022	1,186,453
500,000	United States Treasury Note	1.88	4/30/2022	494,023
500,000	United States Treasury Note	2.38	5/15/2027	498,574
100,000	United States Treasury Strip Principal (d)	0.00	2/15/2043	50,059
	TOTAL U.S. TREASURY SECURITIES (Cost - $11,046,485)			10,996,961

Contracts		Counterparty	Notional Value
	PURCHASED OPTIONS ON INDICES - 1.0%
22	S&P 500 Index, December 2018, Put @ $1,850	Morgan Stanley	4,070,000	30,580
22	S&P 500 Index, December 2018, Put @ $2,125	Morgan Stanley	4,675,000	74,030
22	S&P 500 Index, December 2018, Put @ $2,375	Morgan Stanley	5,225,000	141,570
	TOTAL PURCHASED OPTIONS ON INDICES (Cost - $254,958)			246,180

	PURCHASED OPTIONS ON FUTURES - 0.0%*
21	Euro Future, March 2018, Put @ $98.25	Morgan Stanley	5,158,125	2,756
1	US 5YR Future, March 2018, Put @ $109.00	Morgan Stanley	109,000	8
1	US 10YR Future, March 2018, Put @ $112.50	Morgan Stanley	112,500	16
8	US 10YR Future, March 2018, Put @ $113.50	Morgan Stanley	908,000	62
2	US 10YR Future, March 2018, Put @ $114.00	Morgan Stanley	228,000	31
	TOTAL PURCHASED OPTIONS ON FUTURES (Cost - $84)			2,873

Shares
	SHORT-TERM INVESTMENTS - 11.5%
	MONEY MARKET FUND - 2.9%
716,113	Fidelity Investments Money Market - Government Portfolio, Institutional Class to yield 1.14% (c)			716,113

See accompanying notes to financial statements.

Global Atlantic PIMCO Tactical Allocation Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Principal
Amount		Coupon Rate (%)	Maturity	Value
	U.S. TREASURY BILLS - 8.6%
$1,400,000	United States Treasury Bill (d)	0.00	1/4/2018	$1,399,876
200,000	United States Treasury Bill (d)	0.00	1/11/2018	199,937
200,000	United States Treasury Bill (d)	0.00	2/15/2018	199,692
400,000	United States Treasury Bill (d)	0.00	3/1/2018	399,171
				2,198,676

	TOTAL SHORT-TERM INVESTMENTS (Cost - $2,914,789)			2,914,789

	TOTAL INVESTMENTS - 121.2% (Cost - $29,173,678)			$30,889,724
	OTHER ASSETS LESS LIABILITIES - NET - (21.2)%			(5,393,773)
	TOTAL NET ASSETS - 100.0%			$25,495,951

ETF - Exchange Traded Fund

TBA - To Be Announced Security

^	Delayed delivery

*	Represents less than 0.05%.

+	All or a portion of these TBAs are subject to dollar-roll transactions.

(a)	144(a) - Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule, except to qualified institutional buyers. As of December 31, 2017, these securities amounted to $1,250,045 or 5.9% of net assets.

(b)	Variable Rate Security - interest rate subject to periodic change.

Benchmark	Rate
1 Month LIBOR	-0.41%
3 Month LIBOR	-0.38%

(c)	Money market rate shown represents the rate at December 31, 2017.

(d)	Zero coupon.

See accompanying notes to financial statements.

Global Atlantic PIMCO Tactical Allocation Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

SHORT FUTURES CONTRACTS

	Number of				Unrealized Appreciation/
Description	Contracts	Expiration Date	Counterparty	Notional Amount	(Depreciation)
90 Day Euro Future	2	6/30/2018	Morgan Stanley	$490,375	$800
90 Day Euro Future	9	3/31/2019	Morgan Stanley	2,200,388	4,388
90 Day Euro Future	15	6/30/2019	Morgan Stanley	3,665,250	7,312
90 Day Euro Future	9	9/30/2019	Morgan Stanley	2,198,363	(225)
90 Day Euro Future	20	12/31/2019	Morgan Stanley	4,883,500	4,063
Euro-BTP Future	1	3/31/2018	Morgan Stanley	163,477	2,912
Euro-Oat Future	2	3/31/2018	Morgan Stanley	372,681	4,716
					23,966
LONG FUTURES CONTRACTS
90 Day Euro Future	28	3/31/2018	Morgan Stanley	6,876,800	129
S&P 500 E-Mini Future	85	3/31/2018	Credit Suisse	11,373,000	92,699
US 5 Year Note	14	3/31/2018	Morgan Stanley	1,626,297	(4,375)
US 10 Year Future	9	3/31/2018	Morgan Stanley	1,116,422	(6,047)
					82,406
TOTAL NET UNREALIZED APPRECIATION ON FUTURES CONTRACTS					$106,372

See accompanying notes to financial statements.

Global Atlantic PIMCO Tactical Allocation Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

INTEREST RATE SWAPTIONS PURCHASED

			Expiration	Notional	Unrealized
Counterparty	Description	Exercise Rate	Date	Amount	Depreciation
Barclays Bank PLC	Call - IRO USD 2 Year	1.85	11/30/2018	$1,800,000	$(3,461)

INTEREST RATE SWAPTIONS WRITTEN

			Expiration	Notional	Unrealized
Counterparty	Description	Exercise Rate	Date	Amount	Appreciation
Barclays Bank PLC	Call - IRO USD 5 Year	2.19	11/30/2018	$700,000	$223

INTEREST RATE SWAPS

							Premiums	Unrealized
		Pay/Receive		Expiration	Notional		Paid/	Appreciation/
Counterparty	Floating Rate Index	Floating Rate	Fixed Rate	Date	Amount	Value	(Received)	(Depreciation)
Goldman Sachs & Co.	3 Month GBP - LIBOR*	Receive	1.00%	9/19/2019	$3,300,000	$7,008	$4,222	$2,786
Goldman Sachs & Co.	3 Month GBP - LIBOR*	Receive	1.00%	9/18/2020	3,300,000	(837)	1,245	(2,082)
Goldman Sachs & Co.	3 Month USD - LIBOR*	Receive	1.25%	6/15/2018	300,000	2,701	—	2,701
Goldman Sachs & Co.	3 Month USD - LIBOR*	Receive	1.25%	6/21/2021	300,000	9,316	9,025	291
Goldman Sachs & Co.	3 Month USD - LIBOR*	Receive	1.50%	6/21/2027	800,000	61,327	56,169	5,158
Goldman Sachs & Co.	6 Month GBP - LIBOR**	Receive	1.50%	3/21/2028	400,000	(11,632)	(8,604)	(3,028)
Goldman Sachs & Co.	3 Month USD - LIBOR*	Receive	2.00%	12/16/2020	100,000	2,221	—	2,221
Goldman Sachs & Co.	6 Month GBP - LIBOR**	Receive	2.05%	2/1/2037	200,000	(7,884)	—	(7,884)
Goldman Sachs & Co.	6 Month EUR - EURIBOR**	Receive	2.05%	2/3/2037	200,000	619	—	619
Goldman Sachs & Co.	3 Month USD - LIBOR*	Receive	2.25%	12/21/2046	200,000	28,266	—	28,266
Goldman Sachs & Co.	3 Month USD - LIBOR**	Receive	2.50%	12/20/2027	2,600,000	(24,654)	(96,199)	71,545
Goldman Sachs & Co.	3 Month USD - LIBOR*	Receive	2.50%	6/15/2046	100,000	5,159	—	5,159
							$(34,142)	$105,752

CREDIT DEFAULT SWAPS*

								Premiums	Unrealized
		Buy/Sell	Fixed Rate	Fixed Rate	Expiration	Notional		Paid/	Appreciation/
Counterparty	Index	Protection	Received	Paid	Date	Amount	Value	(Received)	(Depreciation)
Goldman Sachs & Co.	North American Investment Grade CDX Index#	Sell	1.00%	—	6/20/2022	$4,900,000	$110,064	$92,873	$17,191
Goldman Sachs & Co.	North American Investment Grade CDX Index^	Sell	1.00%	—	12/20/2022	200,000	4,920	4,444	476
Goldman Sachs & Co.	North American High Yield CDX Index@	Sell	5.00%	—	12/20/2022	400,000	33,083	34,040	(957)
								$131,357	$16,710

								$97,215	$119,224

*	Pays quarterly.

**	Pays semiannually.

#	The underlying holdings of this index can be found at http://www.markit.com/Company/Files/DownloadFiles?CMSID=c7e83a6adf3b46f5b7f95eac2f6d2b5d.

@	The underlying holdings of this index can be found at http://www.markit.com/Company/Files/DownloadFiles?CMSID=8359273e46834612bfdf39593cfb6c36.

^	The underlying holdings of this index can be found at http://www.markit.com/Company/Files/DownloadFiles?CMSID=58b51f077b404e35bef8c0b5f1ff4543.

Benchmark	Rate
3 Month USD LIBOR	-0.38%
3 Month GBP LIBOR	0.52%
6 Month GBP LIBOR	0.58%
6 Month EUR EURIBOR	-0.27%

See accompanying notes to financial statements.

Global Atlantic PIMCO Tactical Allocation Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Schedule of Forward Foreign Currency Contracts

Settlement		Currency Units to				Unrealized Appreciation
Date	Counterparty	Receive/Deliver		In Exchange For	U.S. $ Value	(Depreciation)
To Buy:
1/10/2018	Barclays Bank PLC	108,000	EUR	$128,812	$129,769	$957
2/15/2018	Barclays Bank PLC	16,200,000	JPY	143,292	144,131	839
2/15/2018	Barclays Bank PLC	7,900,000	JPY	71,051	70,286	(765)
3/7/2018	Barclays Bank PLC	6,543,900	RUB	110,000	112,638	2,638
						3,669

To Sell:
1/10/2018	Barclays Bank PLC	45,000	EUR	$53,228	$54,070	$(842)
1/10/2018	Barclays Bank PLC	9,000	GBP	12,067	12,179	(112)
2/15/2018	Barclays Bank PLC	15,900,000	JPY	141,902	141,461	441
3/14/2018	Barclays Bank PLC	316,330,200	KRW	286,233	295,848	(9,615)
						(10,128)

NET UNREALIZED DEPRECIATION ON FORWARD FOREIGN CURRENCY CONTRACTS						$(6,459)

See accompanying notes to financial statements.

Global Atlantic Select Advisor Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS
December 31, 2017

Shares		Value
	EXCHANGE TRADED FUNDS - 17.1%
	DEBT FUNDS - 4.7%
54,552	iShares 1-3 Year Credit Bond ETF	$5,702,866

	EQUITY FUNDS - 12.4%
40,971	iShares Core MSCI Emerging Markets ETF	2,331,250
83,002	iShares MSCI EAFE Value ETF	4,582,125
25,297	iShares Russell 1000 Growth ETF	3,407,000
29,719	iShares Russell 2000 ETF	4,530,959
		14,851,334
	TOTAL EXCHANGE TRADED FUNDS (Cost - $18,420,226)	20,554,200

	VARIABLE INSURANCE TRUSTS - 78.0%
	DEBT FUND - 19.1%
1,732,881	MFS Total Return Bond Series - Initial Class ^	22,891,359

	EQUITY FUNDS - 58.9%
250,496	American Century VP Mid Cap Value - Investor Class	5,698,773
810,124	American Century VP Value Fund - Class I	9,081,495
144,188	Invesco VI International Growth Fund - Class I	5,751,640
325,051	MFS Growth Series - Initial Class ^	15,895,009
83,779	MFS VIT II Blended Research Core Equity Portfolio - Initial Class ^	4,544,148
446,992	MFS VIT II International Value Portfolio - Initial Class ^	12,627,534
359,694	MFS VIT Mid Cap Growth Series - Initial Class ^	3,420,689
506,771	Putnam VT Equity Income - Class IA	13,652,423
		70,671,711
	TOTAL VARIABLE INSURANCE TRUSTS (Cost - $80,510,098)	93,563,070

	SHORT-TERM INVESTMENT - 4.8%
	MONEY MARKET FUND - 4.8%
5,763,048	Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class to yield 1.14% (a)(Cost - $5,763,048)	5,763,048

	TOTAL INVESTMENTS - 99.9% (Cost - $104,693,372)	$119,880,318
	OTHER ASSETS LESS LIABILITIES - NET - 0.1%	114,461
	TOTAL NET ASSETS - 100.0%	$119,994,779

ETF - Exchange Traded Fund

^	The value of this security has been determined in good faith under policies of the Board of Trustees.

(a)	Money market rate shown represents the rate at December 31, 2017.

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS
December 31, 2017

Shares		Value
	COMMON STOCKS - 64.1%
	AEROSPACE/DEFENSE - 2.6%
17,908	Boeing Co. (The)	$5,281,248
12,029	Lockheed Martin Corp.	3,861,910
10,910	Northrop Grumman Corp.	3,348,388
		12,491,546
	AGRICULTURE - 1.6%
55,698	Altria Group, Inc.	3,977,394
51,029	British American Tobacco PLC - ADR	3,418,433
		7,395,827
	AIRLINES - 0.2%
18,795	JetBlue Airways Corp. *	419,880
16,032	Spirit Airlines, Inc. *	719,035
300	United Continental Holdings, Inc. *	20,220
		1,159,135
	APPAREL - 0.5%
34,855	NIKE, Inc.	2,180,180
11,782	Under Armour, Inc. - Cl. A *	170,014
8,197	Under Armour, Inc. *	109,184
		2,459,378
	AUTO MANUFACTURERS - 0.0% **
2,969	PACCAR, Inc.	211,037

	BANKS - 4.5%
298,070	Bank of America Corp.	8,799,026
26,124	Capital One Financial Corp.	2,601,428
47,530	Citigroup, Inc.	3,536,707
109,030	Huntington Bancshares, Inc.	1,587,477
18,704	Morgan Stanley	981,399
3,307	Northern Trust Corp.	330,336
26,752	PNC Financial Services Group, Inc. (The)	3,860,046
		21,696,419
	BEVERAGES - 1.9%
11,539	Anheuser-Busch InBev SA/NV - ADR	1,287,291
10,741	Constellation Brands, Inc.	2,455,070
31,102	Monster Beverage Corp. *	1,968,446
29,684	PepsiCo, Inc.	3,559,705
		9,270,512
	BIOTECHNOLOGY - 0.8%
13,602	Aduro Biotech, Inc. *	102,015
12,513	Alder Biopharmaceuticals, Inc. *	143,274
2,385	Alnylam Pharmaceuticals, Inc. *	303,014
284	Biogen, Inc. *	90,474
10,381	Biohaven Pharmaceutical Holding Co. Ltd. *	280,079
1,380	BlueBird Bio, Inc. *	245,778
8,607	Celgene Corp. *	898,227
6,851	Dermira, Inc. *	190,526
2,174	Five Prime Therapeutics, Inc. *	47,654
13,000	GlycoMimetics, Inc. *	218,270
2,656	Incyte Corp. *	251,550
11,133	Karyopharm Therapeutics, Inc. *	106,877
2,715	Loxo Oncology, Inc. *	228,549
8,508	Momenta Pharmaceuticals, Inc. *	118,687
10,854	Otonomy, Inc. *	60,240
420	Regeneron Pharmaceuticals, Inc. *	157,903

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Shares		Value
	BIOTECHNOLOGY - 0.8% (Continued)
15,838	Rigel Pharmaceuticals, Inc. *	$61,451
11,684	Syndax Pharmaceuticals, Inc. *	102,352
		3,606,920
	BUILDING MATERIALS - 0.3%
1,649	Martin Marietta Materials, Inc.	364,495
21,608	Masco Corp.	949,456
2,565	Vulcan Materials Co.	329,269
		1,643,220
	CHEMICALS - 1.4%
8,312	Cabot Corp.	511,936
10,302	Celanese Corp.	1,103,138
28,598	DowDuPont, Inc.	2,036,750
1,731	Monsanto Co.	202,146
14,872	PPG Industries, Inc.	1,737,347
4,965	Praxair, Inc.	767,986
4,613	Westlake Chemical Corp.	491,423
		6,850,726
	COMMERCIAL SERVICES - 1.7%
4,996	Equifax, Inc.	589,128
6,744	FleetCor Technologies, Inc. *	1,297,748
21,335	Global Payments, Inc.	2,138,620
11,847	IHS Markit Ltd. *	534,892
19,840	PayPal Holdings, Inc. *	1,460,621
3,007	Total System Services, Inc.	237,824
12,556	TransUnion *	690,078
6,941	WEX, Inc. *	980,277
		7,929,188
	COMPUTERS - 2.1%
3,840	Accenture PLC - Cl. A	587,866
43,263	Apple, Inc.	7,321,397
3,908	Cognizant Technology Solutions Corp. - Cl. A	277,546
23,994	Genpact Ltd.	761,570
22,709	NetApp, Inc.	1,256,262
		10,204,641
	COSMETICS/PERSONAL CARE - 0.6%
150,427	Coty, Inc.	2,991,993

	DIVERSIFIED FINANCIAL SERVICES - 2.2%
2,974	Alliance Data Systems Corp.	753,850
26,062	American Express Co.	2,588,217
1,123	BlackRock, Inc.	576,896
9,876	Intercontinental Exchange, Inc.	696,851
28,200	OneMain Holdings, Inc. *	732,918
19,605	TD Ameritrade Holding Corp.	1,002,404
33,536	Visa, Inc. - Cl. A	3,823,775
16,354	WisdomTree Investments, Inc.	205,243
		10,380,154
	ELECTRIC - 2.4%
32,918	Avangrid, Inc.	1,664,992
37,607	Edison International	2,378,267
32,570	Exelon Corp.	1,283,584
22,144	NextEra Energy, Inc.	3,458,671
58,822	NRG Energy, Inc.	1,675,251
26,410	PG&E Corp.	1,183,960
		11,644,725

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Shares		Value
	ELECTRICAL COMPONENTS & EQUIPMENT - 0.3%
22,162	AMETEK, Inc.	$1,606,080

	ELECTRONICS - 0.7%
86,190	Flex Ltd. *	1,550,558
21,996	Fortive Corp.	1,591,411
		3,141,969
	ENGINEERING & CONSTRUCTION - 0.0% **
1,339	Jacobs Engineering Group, Inc.	88,320

	ENTERTAINMENT - 0.1%
6,046	Cinemark Holdings, Inc.	210,522

	FOOD - 1.8%
26,299	Blue Buffalo Pet Products, Inc. *	862,344
28,779	Campbell Soup Co.	1,384,558
18,486	Fresh Del Monte Produce, Inc.	881,228
140,085	Hostess Brands, Inc. *	2,074,659
20,946	Post Holdings, Inc. *	1,659,552
52,890	Simply Good Foods Co. (The) *	754,211
14,150	Sysco Corp.	859,329
		8,475,881
	FOREST PRODUCTS & PAPER - 0.3%
25,739	International Paper Co.	1,491,318

	GAS - 0.5%
15,445	Sempra Energy	1,651,379
13,320	UGI Corp.	625,374
		2,276,753
	HEALTHCARE-PRODUCTS - 2.7%
30,771	Abbott Laboratories	1,756,101
18,052	Baxter International, Inc.	1,166,881
116,165	Boston Scientific Corp. *	2,879,730
47,379	Medtronic PLC	3,825,854
10,465	Stryker Corp.	1,620,401
8,936	Thermo Fisher Scientific, Inc.	1,696,768
		12,945,735
	HEALTHCARE-SERVICES - 1.8%
19,348	Brookdale Senior Living, Inc. *	187,676
11,173	Cigna Corp.	2,269,125
11,542	HCA Healthcare, Inc. *	1,013,849
22,742	UnitedHealth Group, Inc.	5,013,701
		8,484,351
	HOME BUILDERS - 0.4%
7,616	Installed Building Products, Inc. *	578,435
20,020	Lennar Corp.	1,266,065
		1,844,500
	INSURANCE - 2.9%
10,710	Allstate Corp. (The)	1,121,444
42,862	American International Group, Inc.	2,553,718
45,909	Assured Guaranty Ltd.	1,554,938
10,842	Athene Holding Ltd. *	560,640
20,819	Hartford Financial Services Group, Inc. (The)	1,171,693
31,765	Marsh & McLennan Cos., Inc.	2,585,353
32,257	MetLife, Inc.	1,630,914

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Shares		Value
	INSURANCE - 2.9% (Continued)
7,287	Prudential Financial, Inc.	$837,859
14,200	Voya Financial, Inc.	702,474
38,698	XL Group Ltd.	1,360,622
		14,079,655
	INTERNET - 5.5%
7,065	Alphabet, Inc. - Cl. A *	7,442,271
5,145	Amazon.com, Inc. *	6,016,923
11,294	Blucora, Inc. *	249,597
53,246	eBay, Inc. *	2,009,504
9,778	Expedia, Inc.	1,171,111
38,905	Facebook, Inc. - Cl. A *	6,865,176
5,127	Netflix, Inc. *	984,179
20,235	Wayfair, Inc. *	1,624,263
		26,363,024
	IRON/STEEL - 0.1%
6,915	Steel Dynamics, Inc.	298,244

	LEISURE TIME - 0.2%
15,473	Harley-Davidson, Inc.	787,266

	LODGING - 0.3%
10,858	Hilton Worldwide Holdings, Inc.	867,120
3,169	Wynn Resorts Ltd.	534,262
		1,401,382
	MACHINERY-CONTRUCTION & MINING - 0.2%
6,076	Caterpillar, Inc.	957,456

	MACHINERY-DIVERSIFIED - 0.2%
2,304	AGCO Corp.	164,575
5,558	Deere & Co.	869,883
		1,034,458
	MEDIA - 2.1%
7,972	Charter Communications, Inc. *	2,678,273
111,176	Comcast Corp.	4,452,599
1,705	FactSet Research Systems, Inc.	328,656
11,221	Liberty Media Corp-Liberty Formula One *	383,309
10,876	New York Times Co. (The)	201,206
22,425	Twenty-First Century Fox, Inc.	774,335
33,223	Viacom, Inc.	1,023,601
		9,841,979
	MINING - 0.1%
6,061	Alcoa Corp. *	326,506
2,055	Southern Copper Corp	97,510
		424,016
	MISCELLANEOUS MANUFACTURING - 1.4%
18,891	Eaton Corp. PLC	1,492,578
121,590	General Electric Co.	2,121,745
8,012	Illinois Tool Works, Inc.	1,336,802
22,807	Pentair PLC	1,610,630
		6,561,755
	OIL & GAS - 2.8%
7,404	Andeavor	846,573
20,774	Antero Resources Corp. *	394,706
33,327	BP PLC - ADR	1,400,734

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Shares		Value
	OIL & GAS - 2.8% (Continued)
18,400	Chevron Corp.	$2,303,496
15,220	Diamondback Energy, Inc. *	1,921,525
55,356	Extraction Oil & Gas, Inc. *	792,144
3,390	Exxon Mobil Corp.	283,540
10,720	Hess Corp.	508,878
12,624	Marathon Petroleum Corp.	832,932
13,498	Nabors Industries Ltd.	92,191
69,247	Newfield Exploration Co. *	2,183,358
8,951	PDC Energy, Inc. *	461,335
775	Pioneer Natural Resources Co.	133,959
10,144	RSP Permian, Inc. *	412,658
19,714	Suncor Energy, Inc.	723,898
		13,291,927
	OIL & GAS SERVICES - 0.0% **
19,416	Helix Energy Solutions Group, Inc. *	146,397

	PACKAGING & CONTAINERS - 0.4%
19,300	Ardagh Group SA	407,230
44,429	Ball Corp.	1,681,638
		2,088,868
	PHARMACEUTICALS - 3.6%
5,333	Aerie Pharmaceuticals, Inc. *	318,647
19,772	Allergan PLC	3,234,304
36,281	AstraZeneca PLC - ADR	1,258,951
57,638	Bristol-Myers Squibb Co.	3,532,057
3,100	Calithera Biosciences, Inc. *	25,885
20,661	Cardinal Health, Inc.	1,265,899
14,304	Coherus Biosciences, Inc. *	125,875
14,766	Eli Lilly & Co.	1,247,136
25,889	Impax Laboratories, Inc. *	431,052
13,613	Ironwood Pharmaceuticals, Inc. - Cl. A *	204,059
3,072	Jounce Therapeutics, Inc. *	39,168
7,118	Kala Pharmaceuticals, Inc. *	131,612
10,261	McKesson Corp.	1,600,203
46,383	Mylan NV *	1,962,465
7,080	MyoKardia, Inc. *	298,068
10,783	Ra Pharmaceuticals, Inc. *	91,655
10,783	Revance Therapeutics, Inc. *	385,492
2,580	TESARO, Inc. *	213,805
48,417	Teva Pharmaceutical Industries Ltd. - ADR	917,502
15,851	Trevena, Inc. *	25,362
		17,309,197
	PIPELINES - 0.6%
72,510	Kinder Morgan, Inc.	1,310,256
9,162	ONEOK, Inc.	489,709
17,916	TransCanada Corp.	871,434
		2,671,399
	REAL ESTATE INVESTMENT TRUSTS - 2.1%
13,431	Alexandria Real Estate Equities, Inc.	1,753,954
22,769	American Tower Corp.	3,248,453
2,438	Equinix, Inc.	1,104,950
67,953	Invitation Homes, Inc.	1,601,652
12,776	Outfront Media, Inc.	296,403
16,559	Prologis, Inc.	1,068,221
6,303	Simon Property Group, Inc.	1,082,477
		10,156,110

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Shares		Value
	RETAIL - 1.7%
1,250	Chipotle Mexican Grill, Inc. *	$361,288
9,076	Costco Wholesale Corp.	1,689,225
9,207	Dollar Tree, Inc. *	988,003
5,688	L Brands, Inc.	342,531
13,150	McDonald’s Corp.	2,263,378
11,395	Tapestry, Inc.	504,001
25,679	TJX Cos., Inc. (The)	1,963,416
2,016	Wingstop, Inc.	78,584
		8,190,426
	SEMICONDUCTORS - 2.9%
88,286	Advanced Micro Devices, Inc. *	907,580
21,909	Applied Materials, Inc.	1,119,988
11,336	KLA-Tencor Corp.	1,191,074
94,410	Marvell Technology Group Ltd.	2,026,983
18,625	Microchip Technology, Inc.	1,636,765
65,736	Micron Technology, Inc. *	2,703,064
10,881	NVIDIA Corp.	2,105,474
29,359	QUALCOMM, Inc.	1,879,563
9,906	Teradyne, Inc.	414,764
		13,985,255
	SOFTWARE - 3.1%
7,383	Adobe Systems, Inc. *	1,293,797
10,530	Atlassian Corp. PLC *	479,326
5,367	Autodesk, Inc. *	562,623
2,503	Dun & Bradstreet Corp. (The)	296,380
6,126	Guidewire Software, Inc. *	454,917
7,560	HubSpot, Inc. *	668,304
79,450	Microsoft Corp.	6,796,153
18,448	Salesforce.com, Inc. *	1,885,939
7,642	ServiceNow, Inc. *	996,440
3,587	Splunk, Inc. *	297,147
10,292	Workday, Inc. *	1,047,108
		14,778,134
	TELECOMMUNICATIONS - 1.5%
4,154	Arista Networks, Inc. *	978,599
120,234	Verizon Communications, Inc.	6,363,986
		7,342,585
	TEXTILES - 0.3%
5,432	Mohawk Industries, Inc. *	1,498,689

	TRANSPORTATION - 0.7%
3,719	FedEx Corp.	928,039
2,104	JB Hunt Transport Services, Inc.	241,918
2,887	Kirby Corp. *	192,852
10,920	Knight-Swift Transportation Holdings, Inc.	477,422
6,850	Norfolk Southern Corp.	992,565
2,441	Union Pacific Corp.	327,338
		3,160,134

	TOTAL COMMON STOCKS (Cost - $243,223,076)	306,869,206

	PREFERRED STOCK - 0.0% **
3,000	Verizon Communications, Inc.	79,140
	TOTAL PREFERRED STOCK (Cost - $75,000)	79,140

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Principal Amount		Coupon Rate (%)	Maturity	Value
	ASSET BACKED SECURITIES - 4.0%
$530,000	Ajax Mortgage Loan Trust 2017-B (a) ^	3.163	9/25/2056	$529,998
89,860	AmeriCredit Automobile Receivables Trust 2014-1	2.150	3/9/2020	89,922
4,869	AmeriCredit Automobile Receivables Trust 2014-2	1.600	7/8/2019	4,869
59,303	AmeriCredit Automobile Receivables Trust 2017-1	1.510	5/18/2020	59,214
97,051	AmeriCredit Automobile Receivables Trust 2017-2	1.650	9/18/2020	96,914
121,788	Angel Oak Mortgage Trust LLC 2015-1 (a) ^	2.708	11/25/2047	121,514
250,000	Apidos CLO XXI 3 Month LIBOR + 1.43 (a) ^	2.744	7/18/2027	250,720
350,000	Apidos CLO XXII 3 Month LIBOR + 2.05 (a) ^	3.413	10/20/2027	352,127
100,000	ARI Fleet Lease Trust 2017-A (a)	1.910	4/15/2026	99,756
345,000	Atlas Senior Loan Fund Ltd 3 Month LIBOR + 1.30 (a) ^	2.607	1/16/2030	346,451
320,000	Avery Point IV CLO Ltd 3 Month LIBOR + 1.60 (a) ^	2.967	4/25/2026	320,565
270,000	Babson CLO Ltd 2015-I 3 Month LIBOR + 1.43 (a) ^	2.793	4/20/2027	270,430
300,000	Ballyrock CLO 2016-1 Ltd 3 Month LIBOR + 1.59 (a) ^	2.904	10/15/2028	302,646
155,000	Banc of America Commercial Mortgage Trust 2015-UBS7	3.705	9/15/2048	161,350
284,429	Bayview Koitere Fund Trust 2017-RT4 (a) ^	3.500	7/28/2057	290,756
173,003	Bayview Opportunity Master Fund IVa Trust 2017-SPL1 (a) ^	4.000	10/28/2064	177,842
132,367	Bayview Opportunity Master Fund IVb Trust 2017-SPL3 (a) ^	4.000	11/28/2053	136,246
137,922	Bayview Opportunity Master Fund IVb Trust 2017-SPL4 (a) ^	3.500	1/25/2055	139,173
185,789	Bayview Opportunity Master Fund IVa Trust 2017-SPL5 (a) ^	3.500	6/28/2057	187,945
325,000	BlueMountain CLO 2015-3 Ltd 3 Month LIBOR + 1.48 (a) ^	2.787	10/20/2027	325,629
125,000	Canadian Pacer Auto Receivables Trust2017-1 (a)	2.050	3/19/2021	124,462
385,000	CARDS II Trust 1 Month LIBOR + 0.70 (a) ^	1.950	7/15/2021	386,122
495,000	Carlyle Global Market Strategies CLO 2014-5 Ltd 3 Month LIBOR + 1.14 (a) ^	2.454	10/16/2025	496,300
225,000	CarMax Auto Owner Trust 2013-4	1.710	7/15/2019	224,985
100,000	CarMax Auto Owner Trust 2013-4	1.950	9/16/2019	100,001
250,000	Cent CLO 20 Ltd 3 Month LIBOR + 1.10 (a) ^	2.467	1/25/2026	250,524
250,000	Cent CLO 21 Ltd 3 Month LIBOR + 1.21 (a) ^	2.584	7/27/2026	250,590
318,475	Chesapeake Funding II LLC 1 Month LIBOR + 1.00 (a) ^	2.250	6/15/2028	320,231
255,000	Chesapeake Funding II LLC 1 Month LIBOR + 0.45 (a) ^	2.138	7/15/2029	255,512
245,000	Chesapeake Funding II LLC (a)	1.910	8/15/2029	243,591
119,400	Chrysler Capital Auto Receivables Trust 2014-B (a)	1.760	12/16/2019	119,388
64,125	Chrysler Capital Auto Receivables Trust 2015-A (a)	1.550	2/18/2020	64,076
360,000	CIFC Funding 2014 Ltd 3 Month LIBOR + 1.60 (a) ^	2.954	4/18/2025	359,968
350,000	CIFC Funding 2014-II Ltd 3 Month LIBOR + 1.20 (a) ^	2.518	5/24/2026	351,470
185,000	CNH Equipment Trust 2013-D	1.750	4/15/2021	184,985
177,220	CNH Equipment Trust 2015-C	1.660	11/16/2020	176,848
265,000	Dryden 41 Senior Loan Fund 3 Month LIBOR + 2.15 (a) ^	3.509	1/15/2028	265,708
160,000	Enterprise Fleet Financing LLC (a)	1.970	1/20/2023	159,657
210,000	Enterprise Fleet Financing LLC (a)	2.130	5/20/2023	209,641
450,000	Evergreen Credit Card Trust Series 2016-1 1 Month LIBOR + 0.72 (a) ^	2.197	4/15/2020	450,816
209,056	First Investors Auto Owner Trust (a)	2.000	3/15/2022	208,778
41,623	First Investors Auto Owner Trust 2014-1 (a)	2.260	1/15/2020	41,628
13,724	First Investors Auto Owner Trust 2014-3 (a)	1.670	11/16/2020	13,714
55,000	First Investors Auto Owner Trust 2014-3 (a)	2.390	11/16/2020	54,875
52,345	First Investors Auto Owner Trust 2017-1 (a)	1.690	4/15/2021	52,233
70,405	First Investors Auto Owner Trust 2017-2 (a)	1.860	10/15/2021	75,627
100,000	Ford Credit Auto Owner Trust 2014-A	1.900	9/15/2019	100,024
145,000	Ford Credit Floorplan Master Owner Trust A	1.770	8/15/2020	144,901
100,000	Ford Credit Floorplan Master Owner Trust A	2.310	2/15/2021	99,994
280,000	Ford Credit Floorplan Master Owner Trust A	1.750	7/15/2021	277,050
100,000	Ford Credit Floorplan Master Owner Trust A (a)	2.090	3/15/2022	99,629
275,000	Galaxy XIX CLO Ltd 3 Month LIBOR + 1.22 (a) ^	2.535	7/24/2030	277,165
175,000	GreatAmerica Leasing Receivables Funding LLC Series 2017-1 (a)	2.360	1/20/2023	173,451
300,000	Highbridge Loan Management 6-2015 Ltd 3 Month LIBOR + 1.45 (a) ^	2.841	5/5/2027	300,359

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Principal Amount		Coupon Rate (%)	Maturity	Value
	ASSET BACKED SECURITIES - 4.0% (Continued)
$167,000	Hyundai Auto Receivables Trust 2014-B	2.100	11/15/2019	$167,028
250,000	KKR Clo 16 Ltd 3 Month LIBOR + 1.49 (a) ^	2.853	1/20/2029	250,899
300,000	Madison Park Funding XI Ltd 3 Month LIBOR + 1.16 (a) ^	2.628	7/23/2029	300,605
250,000	Madison Park Funding XV Ltd 3 Month LIBOR + 1.50 (a) ^	2.874	1/27/2026	250,669
565,000	Madison Park Funding XVIII Ltd 3 Month LIBOR + 1.19% (a) ^	2.553	10/21/2030	569,272
255,000	Mercedes-Benz Master Owner Trust 2017-A 1 Month LIBOR + 0.30 (a) ^	1.550	5/17/2021	255,285
70,982	Mill City Mortgage Loan Trust 2016-1 (a) ^	2.500	4/25/2057	71,049
210,344	Mill City Mortgage Loan Trust 2017-3 (a) ^	2.750	2/25/2058	210,866
60,592	MMAF Equipment Finance LLC 2016-A (a)	1.390	12/17/2018	60,548
140,000	MMAF Equipment Finance LLC 2016-A (a)	2.210	12/15/2032	137,297
120,071	MMAF Equipment Finance LLC 2017-A (a)	1.730	5/18/2020	119,858
160,000	MMAF Equipment Finance LLC 2017-A (a)	2.210	10/17/2022	159,284
72,775	Nationstar HECM Loan Trust 2017-1 (a)	2.197	5/25/2027	72,665
87,182	Nationstar HECM Loan Trust 2017-2 (a) ^	2.038	9/25/2027	87,182
37,108	NYCTL 2016-A Trust (a)	1.470	11/10/2029	36,899
265,300	Octagon Investment Partners XVI Ltd 3 Month LIBOR + 1.12 (a) ^	2.473	7/17/2025	265,651
195,000	OneMain Direct Auto Receivables Trust 2017-2 (a)	2.310	12/14/2021	194,734
100,000	OneMain Financial Issuance Trust 2016-1 (a)	3.660	2/20/2029	101,597
170,000	OneMain Financial Issuance Trusts 2016-2 (a)	4.100	3/20/2028	172,162
100,000	OneMain Financial Issuance Trust 2017-1 (a)	2.370	9/14/2023	99,083
32,034	Prestige Auto Receivables Trust 2014-1 (a)	1.910	4/15/2020	32,031
9,780	Santander Drive Auto Receivables Trust 2014-1	2.360	4/15/2020	9,783
275,000	Securitized Term Auto Receivables Trust 2016-1 (a)	1.524	3/25/2020	273,966
105,000	Securitized Term Auto Receivables Trust 2017-2 (a)	2.040	4/26/2021	104,382
325,000	Shackleton 2015-VIII CLO Ltd 3 Month LIBOR + 0.92 (a) ^	2.283	10/20/2027	325,118
325,000	Sound Point Clo XII Ltd 3 Month LIBOR + 1.66 (a) ^	3.023	10/20/2028	326,476
165,000	Springleaf Funding Trust 2015-A (a)	3.160	11/15/2024	165,608
190,000	Springleaf Funding Trust 2016-A (a)	2.900	11/15/2029	190,280
305,000	SPS Servicer Advance Receivables Trust Advance Receivables Backed Notes 2016-T1 (a)	2.530	11/16/2048	303,477
149,951	Towd Point Mortgage Trust 2016-3 (a) ^	2.250	8/25/2055	148,809
246,747	Towd Point Mortgage Trust 2017-1 (a) ^	2.750	10/25/2056	245,450
87,304	Towd Point Mortgage Trust 2017-2 (a) ^	2.750	4/25/2057	87,075
237,735	Towd Point Mortgage Trust 2017-4 (a) ^	2.750	6/25/2057	237,459
620,000	Trillium Credit Card Trust II 1 Month LIBOR + 0.72 (a) ^	2.272	5/26/2021	621,391
172,749	United Auto Credit Securitization Trust 2017-1 (a)	1.890	5/10/2019	172,705
290,000	United Auto Credit Securitization Trust 2017-1 (a)	2.400	11/12/2019	289,133
105,000	Volvo Financial Equipment LLC Series 2017-1 (a)	1.920	3/15/2021	104,407
300,000	Webster Park CLO Ltd + 3 Months LIBOR +2.25% (a) ^	3.557	1/20/2027	300,923
29,834	Westlake Automobile Receivables Trust 2016-2 (a)	1.570	6/17/2019	29,822
150,601	Westlake Automobile Receivables Trust 2017-1 (a)	1.830	4/15/2020	150,508
200,000	Wheels SPV 2 LLC (a)	1.880	4/20/2026	199,182
	TOTAL ASSET BACKED SECURITIES (Cost - $19,066,960)			19,078,988

	CORPORATE BONDS - 12.2%
	AEROSPACE/DEFENSE - 0.1%
100,000	BAE Systems Holdings, Inc. (a)	3.850	12/15/2025	103,706
50,000	Lockheed Martin Corp.	2.500	11/23/2020	50,319
30,000	Lockheed Martin Corp.	4.500	5/15/2036	33,639
125,000	Lockheed Martin Corp.	6.150	9/1/2036	165,526
50,000	Lockheed Martin Corp.	4.850	9/15/2041	57,154
100,000	Lockheed Martin Corp.	4.070	12/15/2042	105,274
				515,618

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Principal Amount		Coupon Rate (%)	Maturity	Value
	AGRICULTURE - 0.2%
$230,000	BAT International Finance PLC (a)	2.750	6/15/2020	$231,125
20,000	BAT International Finance PLC (a)	3.500	6/15/2022	20,460
100,000	Cargill, Inc. (a)	4.760	11/23/2045	118,462
475,000	Imperial Brands Finance PLC (a)	3.750	7/21/2022	490,866
				860,913
	AUTO MANUFACTURERS - 0.4%
315,000	Daimler Finance North America LLC (a)	2.200	5/5/2020	313,211
280,000	Daimler Finance North America LLC (a)	2.300	2/12/2021	277,626
105,000	Ford Motor Co.	4.346	12/8/2026	109,471
475,000	Ford Motor Credit Co. LLC	3.096	5/4/2023	472,279
600,000	General Motors Financial Co., Inc.	3.700	5/9/2023	611,954
120,000	General Motors Financial Co., Inc.	3.950	4/13/2024	123,539
100,000	Nissan Motor Acceptance Corp. (a)	2.650	9/26/2018	100,379
				2,008,459
	BANKS - 3.3%
200,000	Banco Santander SA	3.125	2/23/2023	198,982
135,000	Bank of America Corp.	2.250	4/21/2020	135,094
640,000	Bank of America Corp.	2.625	10/19/2020	645,373
160,000	Bank of America Corp.	4.200	8/26/2024	168,491
345,000	Bank of America Corp. ^	3.593	7/21/2028	350,677
380,000	Bank of New York Mellon Corp. (The) 3 Month LIBOR + 1.05 ^	2.363	10/30/2023	390,415
300,000	Banque Federative du Credit Mutuel SA (a)	2.750	10/15/2020	301,987
100,000	Barclays Bank PLC	5.140	10/14/2020	105,896
405,000	Barclays PLC	3.200	8/10/2021	407,178
150,000	BB&T Corp.	2.450	1/15/2020	150,496
280,000	BNP Paribas SA (a)	2.950	5/23/2022	280,609
435,000	BNP Paribas SA (a)	3.500	11/16/2027	432,980
600,000	BPCE SA (a)	5.150	7/21/2024	650,583
305,000	BPCE SA (a)	3.500	10/23/2027	300,117
105,000	Capital One Financial Corp.	4.200	10/29/2025	108,026
50,000	Citigroup, Inc.	4.050	7/30/2022	52,040
300,000	Citigroup, Inc.	3.500	5/15/2023	305,367
70,000	Citigroup, Inc.	3.300	4/27/2025	70,653
55,000	Citigroup, Inc.	5.500	9/13/2025	61,960
370,000	Citigroup, Inc. ^	3.520	10/27/2028	371,745
250,000	Credit Agricole SA (a)	3.250	10/4/2024	248,318
200,000	Credit Agricole SA (a)	4.375	3/17/2025	208,849
50,000	Credit Suisse AG	5.400	1/14/2020	52,778
285,000	Credit Suisse Group AG (a)	3.574	1/9/2023	289,763
250,000	Credit Suisse Group Funding Guernsey Ltd.	3.125	12/10/2020	253,007
395,000	Credit Suisse Group Funding Guernsey Ltd.	3.800	9/15/2022	407,458
230,000	Deutsche Bank AG	2.700	7/13/2020	228,874
345,000	Deutsche Bank AG	4.250	10/14/2021	357,647
525,000	Discover Bank	3.100	6/4/2020	531,231
300,000	Fifth Third Bank	2.150	8/20/2018	300,351
130,000	Goldman Sachs Group, Inc. (The)	2.625	4/25/2021	129,910
200,000	Goldman Sachs Group, Inc. (The)	3.500	1/23/2025	203,166
460,000	Goldman Sachs Group, Inc. (The) ^	3.272	9/29/2025	458,147
50,000	Goldman Sachs Group, Inc. (The)	6.750	10/1/2037	66,932
55,000	Goldman Sachs Group, Inc. (The)	4.800	7/8/2044	62,730
85,000	Goldman Sachs Group, Inc. (The)	4.750	10/21/2045	97,369
305,000	HSBC Holdings PLC	3.400	3/8/2021	311,740
60,000	HSBC Holdings PLC	4.000	3/30/2022	62,674
200,000	HSBC Holdings PLC	3.600	5/25/2023	205,772

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Principal Amount		Coupon Rate (%)	Maturity	Value
	BANKS - 3.3% (Continued)
$200,000	HSBC Holdings PLC ^	4.041	3/13/2028	$208,428
250,000	Huntington Bancshares, Inc.	3.150	3/14/2021	253,933
250,000	Huntington National Bank	2.400	4/1/2020	249,582
200,000	ING Groep NV	3.950	3/29/2027	208,505
400,000	JPMorgan Chase & Co.	2.950	10/1/2026	392,896
110,000	Morgan Stanley	3.875	4/29/2024	114,848
70,000	Morgan Stanley	3.125	7/27/2026	69,043
455,000	Morgan Stanley	4.350	9/8/2026	476,776
300,000	Morgan Stanley	3.625	1/20/2027	307,036
900,000	NBK SPC Ltd. (a)	2.750	5/30/2022	884,700
400,000	PNC Bank NA	2.600	7/21/2020	402,546
50,000	PNC Financial Services Group, Inc. (The)	3.900	4/29/2024	52,355
120,000	Santander Holdings USA, Inc.	2.650	4/17/2020	119,936
465,000	Santander Holdings USA, Inc. (a)	3.700	3/28/2022	470,596
75,000	Santander Holdings USA, Inc. (a)	3.400	1/18/2023	74,708
300,000	Santander UK PLC	2.000	8/24/2018	300,078
200,000	Skandinaviska Enskilda Banken AB (a)	2.450	5/27/2020	200,124
350,000	State Street Corp.	3.550	8/18/2025	363,715
250,000	UBS Group Funding Switzerland AG (a)	2.950	9/24/2020	252,605
225,000	UBS Group Funding Switzerland AG (a)	3.000	4/15/2021	226,579
150,000	Wells Fargo & Co.	3.000	2/19/2025	148,747
35,000	Wells Fargo & Co.	4.100	6/3/2026	36,702
195,000	Wells Fargo & Co.	4.750	12/7/2046	217,940
				15,997,763
	BEVERAGES - 0.1%
260,000	Anheuser-Busch InBev Finance, Inc.	3.650	2/1/2026	268,314
70,000	Anheuser-Busch InBev Finance, Inc.	4.900	2/1/2046	81,129
55,000	Anheuser-Busch InBev Worldwide, Inc.	3.750	7/15/2042	53,491
				402,934
	BIOTECHNOLOGY - 0.3%
740,000	Amgen, Inc.	2.650	5/11/2022	738,009
130,000	Biogen, Inc.	2.900	9/15/2020	131,771
70,000	Celgene Corp.	3.550	8/15/2022	72,102
375,000	Celgene Corp.	3.625	5/15/2024	385,666
90,000	Gilead Sciences, Inc.	2.550	9/1/2020	90,800
				1,418,348
	CHEMICALS - 0.1%
300,000	Agrium, Inc.	3.150	10/1/2022	303,387
55,000	Agrium, Inc.	7.125	5/23/2036	74,281
200,000	CNAC HK Synbridge Co. Ltd.	5.000	5/5/2020	204,294
				581,962
	COMMERCIAL SERVICES - 0.2%
500,000	ERAC USA Finance, LLC (a)	3.300	10/15/2022	505,597
355,000	Total System Services, Inc.	3.800	4/1/2021	363,863
				869,460
	COMPUTERS - 0.1%
120,000	Apple, Inc.	3.000	2/9/2024	121,523
105,000	Apple, Inc.	3.250	2/23/2026	107,159
15,000	Apple, Inc.	2.450	8/4/2026	14,377
				243,059
	DIVERSIFIED FINANCIAL SERVICES - 0.3%
50,000	American Express Co.	1.550	5/22/2018	49,941
200,000	GE Capital International Funding Co. Unlimited Co.	4.418	11/15/2035	216,451
120,000	GTP Acquisition Partners I LLC (a)	2.350	6/15/2020	118,992
285,000	LeasePlan Corp NV (a)	2.875	1/22/2019	285,193

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Principal Amount		Coupon Rate (%)	Maturity	Value
	DIVERSIFIED FINANCIAL SERVICES - 0.3% (Continued)
$350,000	Private Export Funding Corp.	3.250	6/15/2025	$367,488
155,000	Synchrony Financial	2.600	1/15/2019	155,293
15,000	Synchrony Financial	2.700	2/3/2020	15,037
205,000	Synchrony Financial	3.750	8/15/2021	210,209
				1,418,604
	ELECTRIC - 1.7%
200,000	Appalachian Power Co.	3.400	6/1/2025	204,070
150,000	Berkshire Hathaway Energy Co.	4.500	2/1/2045	167,690
610,000	Cleveland Electric Illuminating Co. (The) (a)	3.500	4/1/2028	610,666
60,000	Consolidated Edison Co. of New York, Inc.	4.625	12/1/2054	68,681
160,000	Dominion Energy, Inc. #	2.962	7/1/2019	161,239
195,000	Dominion Energy, Inc.	2.579	7/1/2020	195,082
230,000	Dominion Energy, Inc. #	4.104	4/1/2021	239,349
175,000	Duke Energy Carolinas LLC	6.100	6/1/2037	231,575
225,000	Duke Energy Corp.	3.750	4/15/2024	234,991
70,000	Duke Energy Corp.	2.650	9/1/2026	67,072
55,000	Emera US Finance LP	2.700	6/15/2021	54,866
190,000	Entergy Corp.	2.950	9/1/2026	184,859
140,000	Entergy Louisiana LLC	3.120	9/1/2027	139,643
175,000	Eversource Energy	2.900	10/1/2024	173,669
10,000	Eversource Energy	3.150	1/15/2025	10,038
370,000	FirstEnergy Corp.	3.900	7/15/2027	379,119
265,000	Fortis, Inc.	3.055	10/4/2026	255,869
175,000	Georgia Power Co.	5.950	2/1/2039	220,570
200,000	Infraestructura Energetica Nova SAB de CV (a)	4.875	1/14/2048	192,250
310,000	NextEra Energy Capital Holdings, Inc.	3.550	5/1/2027	315,780
200,000	Oglethorpe Power Corp.	5.250	9/1/2050	229,921
160,000	Oncor Electric Delivery Co. LLC	4.100	6/1/2022	168,527
51,000	Oncor Electric Delivery Co. LLC	2.950	4/1/2025	50,884
75,000	Pacific Gas & Electric Co.	3.400	8/15/2024	76,430
55,000	Pacific Gas & Electric Co.	6.050	3/1/2034	69,324
191,000	Pacific Gas & Electric Co.	5.800	3/1/2037	238,352
15,000	Pacific Gas & Electric Co.	6.350	2/15/2038	19,832
10,000	Pacific Gas & Electric Co.	6.250	3/1/2039	12,998
250,000	Pacific Gas & Electric Co.	5.400	1/15/2040	301,537
25,000	Pacific Gas & Electric Co.	5.125	11/15/2043	29,184
10,000	Pacific Gas & Electric Co.	4.750	2/15/2044	11,086
10,000	Pacific Gas & Electric Co.	4.300	3/15/2045	10,449
50,000	PPL Capital Funding, Inc.	3.500	12/1/2022	51,407
300,000	SCANA Corp.	6.250	4/1/2020	318,466
695,000	SCANA Corp.	4.750	5/15/2021	720,656
326,000	SCANA Corp.	4.125	2/1/2022	332,936
50,000	South Carolina Electric & Gas Co.	4.600	6/15/2043	54,015
150,000	South Carolina Electric & Gas Co.	5.100	6/1/2065	171,630
225,000	Southern Co. (The)	2.750	6/15/2020	226,425
290,000	Southern Co. (The)	2.950	7/1/2023	290,142
270,000	State Grid Overseas Investment 2016 Ltd. (a)	2.750	5/4/2022	267,625
270,000	State Grid Overseas Investment 2016 Ltd. (a)	3.500	5/4/2027	271,305
				8,030,209
	ENGINEERING & CONSTRUCTION - 0.1%
250,000	Mexico City Airport Trust (a)	5.500	7/31/2047	246,875
50,000	SBA Tower Trust (a)	2.898	10/15/2019	50,133
255,000	SBA Tower Trust (a)	3.156	10/15/2020	256,801
				553,809

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Principal Amount		Coupon Rate (%)	Maturity	Value
	FOOD - 0.2%
$165,000	Kraft Heinz Foods Co.	3.500	7/15/2022	$168,754
55,000	Kraft Heinz Foods Co.	3.000	6/1/2026	52,925
375,000	Kraft Heinz Foods Co.	4.375	6/1/2046	371,456
375,000	Kroger Co. (The)	2.950	11/1/2021	378,632
240,000	Sigma Alimentos SA de CV (a)	4.125	5/2/2026	242,100
				1,213,867
	FOREST PRODUCTS & PAPER - 0.0% **
45,000	International Paper Co	4.350	8/15/2048	46,982

	GAS - 0.2%
60,000	Boston Gas Co. (a)	3.150	8/1/2027	59,807
149,000	CenterPoint Energy Resources Corp.	4.500	1/15/2021	155,837
125,000	Dominion Gas Holdings LLC	3.600	12/15/2024	127,532
275,000	KeySpan Gas East Corp. (a)	2.742	8/15/2026	267,329
340,000	Sempra Energy	3.250	6/15/2027	338,337
				948,842
	HEALTHCARE-PRODUCTS - 0.1%
325,000	Boston Scientific Corp.	3.375	5/15/2022	330,026
205,000	Medtronic, Inc.	3.500	3/15/2025	212,656
				542,682
	HEALTHCARE-SERVICES - 0.6%
210,000	Aetna, Inc.	2.800	6/15/2023	206,678
75,000	Anthem, Inc.	3.500	8/15/2024	76,465
150,000	Anthem, Inc.	4.650	8/15/2044	164,735
90,000	Anthem, Inc.	4.375	12/1/2047	95,692
15,000	Ascension Health	4.847	11/15/2053	17,496
191,000	Catholic Health Initiatives	2.950	11/1/2022	189,347
105,000	Catholic Health Initiatives	4.200	8/1/2023	108,732
95,000	Catholic Health Initiatives	4.350	11/1/2042	91,711
25,000	Dignity Health	3.812	11/1/2024	25,812
270,000	Dignity Health	4.500	11/1/2042	270,260
295,000	Kaiser Foundation Hospitals	3.500	4/1/2022	303,688
50,000	Memorial Sloan-Kettering Cancer Center	5.000	7/1/2042	60,204
30,000	Memorial Sloan-Kettering Cancer Center	4.200	7/1/2055	32,435
395,000	Mercy Health	3.555	8/1/2027	396,642
375,000	SSM Health Care Corp	3.823	6/1/2027	388,881
45,000	United Health Group, Inc.	3.350	7/15/2022	46,468
300,000	United Health Group, Inc.	2.875	3/15/2023	303,447
75,000	United Health Group, Inc.	3.750	7/15/2025	79,052
				2,857,745
	INSURANCE - 0.3%
50,000	American International Group, Inc.	4.875	6/1/2022	54,369
190,000	Berkshire Hathaway, Inc.	2.750	3/15/2023	191,242
50,000	Chubb INA Holdings, Inc.	2.300	11/3/2020	49,920
75,000	Chubb INA Holdings, Inc.	3.350	5/15/2024	77,250
250,000	Hartford Financial Services Group, Inc. (The)	5.500	3/30/2020	266,453
275,000	Jackson National Life Global Funding (a)	3.250	1/30/2024	277,751
195,000	Metropolitan Life Global Funding I (a)	2.650	4/8/2022	194,966
250,000	Metropolitan Life Global Funding I (a)	3.000	9/19/2027	247,652
150,000	Principal Financial Group, Inc.	3.400	5/15/2025	152,141
				1,511,744
	INTERNET - 0.2%
400,000	Alibaba Group Holding Ltd.	2.500	11/28/2019	401,166
270,000	Alibaba Group Holding Ltd.	3.400	12/6/2027	269,932
190,000	Amazon.com, Inc. (a)	2.800	8/22/2024	189,422

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Principal Amount		Coupon Rate (%)	Maturity	Value
	INTERNET - 0.2% (Continued)
$165,000	Amazon.com, Inc.	4.800	12/5/2034	$193,665
160,000	Amazon.com, Inc. (a)	4.250	8/22/2057	174,543
				1,228,728
	LODGING - 0.0% **
225,000	Marriott International, Inc.	2.875	3/1/2021	226,446

	MEDIA - 0.3%
50,000	21st Century Fox America, Inc.	3.700	9/15/2024	52,004
175,000	Charter Communications Operating LLC	4.464	7/23/2022	182,586
15,000	Charter Communications Operating LLC	6.484	10/23/2045	17,489
45,000	Charter Communications Operating LLC	5.375	5/1/2047	46,141
138,000	Comcast Corp.	3.999	11/1/2049	141,315
275,000	Cox Communications, Inc. (a)	4.800	2/1/2035	280,240
15,000	Cox Communications, Inc. (a)	6.450	12/1/2036	17,632
15,000	Cox Communications, Inc. (a)	4.600	8/15/2047	15,139
100,000	NBCUniversal Media, LLC	2.875	1/15/2023	101,014
250,000	Sky PLC (a)	3.750	9/16/2024	260,739
275,000	Time Warner, Inc.	4.875	3/15/2020	289,370
50,000	Viacom, Inc.	4.250	9/1/2023	51,049
				1,454,718
	MINING - 0.1%
275,000	Glencore Finance Canada Ltd. (a)	4.250	10/25/2022	288,145

	MISCELLANEOUS MANUFACTURING - 0.1%
111,000	Pentair Finance SA	2.900	9/15/2018	111,437
250,000	Siemens Financieringsmaatschappij NV (a)	2.900	5/27/2022	252,796
				364,233
	OIL & GAS - 0.8%
240,000	Anadarko Petroleum Corp.	4.850	3/15/2021	253,449
200,000	BG Energy Capital PLC (a)	4.000	10/15/2021	209,705
105,000	BP Capital Markets PLC	3.245	5/6/2022	107,623
56,000	ConocoPhillips Co.	4.200	3/15/2021	58,888
35,000	ConocoPhillips Co.	2.875	11/15/2021	35,407
85,000	ConocoPhillips Co.	3.350	5/15/2025	87,547
20,000	ConocoPhillips Co.	4.950	3/15/2026	22,702
325,000	Devon Energy Corp.	3.250	5/15/2022	330,588
130,000	Marathon Oil Corp.	2.700	6/1/2020	130,018
170,000	Noble Energy, Inc.	4.150	12/15/2021	177,143
775,000	Petroleos Mexicanos	5.500	1/21/2021	822,275
95,000	Petroleos Mexicanos (a)	5.375	3/13/2022	100,700
175,000	Petroleos Mexicanos	6.750	9/21/2047	182,674
225,000	Pioneer Natural Resources Co.	7.500	1/15/2020	246,784
180,000	Shell International Finance BV	4.125	5/11/2035	196,354
230,000	Sinopec Group Overseas Development 2015 Ltd. (a)	2.500	4/28/2020	228,787
435,000	Sinopec Group Overseas Development 2017 Ltd. (a)	3.000	4/12/2022	434,343
				3,624,987
	OIL & GAS SERVICES - 0.0% **
110,000	Schlumberger Holdings Corp. (a)	3.000	12/21/2020	111,425

	PHARMACEUTICALS - 0.7%
375,000	AbbVie, Inc.	1.800	5/14/2018	374,816
85,000	Allergan Funding SCS	3.000	3/12/2020	85,765
20,000	Allergan Funding SCS	3.450	3/15/2022	20,321
50,000	Allergan Funding SCS	3.850	6/15/2024	51,237
675,000	Allergan Funding SCS	3.800	3/15/2025	687,182

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Principal Amount		Coupon Rate (%)	Maturity	Value
	PHARMACEUTICALS - 0.7% (Continued)
$160,000	Allergan Funding SCS	4.550	3/15/2035	$169,307
275,000	Bayer US Finance LLC (a)	2.375	10/8/2019	275,153
170,000	Cardinal Health, Inc.	3.200	3/15/2023	170,177
155,000	Cardinal Health, Inc.	3.079	6/15/2024	152,584
35,000	Cardinal Health, Inc.	4.500	11/15/2044	35,521
95,000	EMD Finance LLC (a)	2.950	3/19/2022	95,408
100,000	Forest Laboratories LLC (a)	5.000	12/15/2021	106,948
220,000	Mylan NV	3.000	12/15/2018	221,176
123,000	Teva Pharmaceutical Finance Co BV	3.650	11/10/2021	117,010
700,000	Teva Pharmaceutical Finance Netherlands III BV	2.800	7/21/2023	609,567
				3,172,172
	PIPELINES - 0.4%
45,000	Andeavor Logistics LP / Tesoro Logistics Finance Corp.	3.500	12/1/2022	44,915
65,000	Columbia Pipeline Group, Inc.	2.450	6/1/2018	65,038
175,000	Columbia Pipeline Group, Inc.	4.500	6/1/2025	186,330
90,000	Energy Transfer LP	7.600	2/1/2024	103,970
30,000	Energy Transfer LP / Regency Energy Finance Corp.	4.500	11/1/2023	31,018
95,000	Enterprise Products Operating LLC	3.950	2/15/2027	98,740
130,000	Enterprise Products Operating LLC	5.100	2/15/2045	148,339
175,000	Kinder Morgan Energy Partners LP	4.300	5/1/2024	182,203
265,000	Kinder Morgan Energy Partners LP	4.250	9/1/2024	100,750
100,000	Phillips 66 Partners LP	3.605	9/1/2024	274,455
55,000	Sunoco Logistics Partners Operations LP	4.400	4/1/2021	57,196
195,000	Sunoco Logistics Partners Operations LP	3.900	7/15/2026	190,821
131,000	TransCanada PipeLines Ltd.	4.875	1/15/2026	146,674
200,000	Western Gas Partners LP	4.000	7/1/2022	204,035
				1,834,484
	REAL ESTATE INVESTMENT TRUSTS - 0.4%
300,000	American Tower Corp.	3.450	9/15/2021	306,626
86,000	American Tower Corp.	5.000	2/15/2024	94,202
50,000	AvalonBay Communities, Inc.	2.950	9/15/2022	50,454
385,000	Brandywine Operating Partnership LP	3.950	11/15/2027	382,150
150,000	DDR Corp.	4.625	7/15/2022	158,150
75,000	HCP, Inc.	3.875	8/15/2024	76,766
200,000	HCP, Inc.	4.000	6/1/2025	205,873
260,000	Scentre Group Trust 1/Scentre Group Trust 2 (a)	2.375	11/5/2019	259,443
275,000	WEA Finance LLC / Westfield UK & Europe Finance PLC (a)	3.250	10/5/2020	279,816
				1,813,480
	RETAIL - 0.2%
300,000	AutoZone, Inc.	3.125	7/15/2023	299,976
250,000	CVS Health Corp.	4.000	12/5/2023	259,929
55,000	CVS Health Corp.	4.875	7/20/2035	60,883
100,000	Home Depot, Inc. (The)	2.000	6/15/2019	100,042
				720,830
	SEMICONDUCTORS - 0.1%
240,000	Broadcom Corp / Broadcom Cayman Finance Ltd. (a)	3.625	1/15/2024	238,652
410,000	QUALCOMM, Inc.	2.100	5/20/2020	408,276
				646,928
	SOFTWARE - 0.2%
335,000	Microsoft Corp.	2.875	2/6/2024	339,850
235,000	Microsoft Corp.	2.400	8/8/2026	226,626
180,000	Microsoft Corp.	3.700	8/8/2046	187,652
225,000	Oracle Corp.	2.800	7/8/2021	228,308
230,000	Oracle Corp.	3.250	11/15/2027	233,902
				1,216,338

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Principal Amount		Coupon Rate (%)	Maturity	Value
	TELECOMMUNICATIONS - 0.2%
$30,000	AT&T, Inc.	3.950	1/15/2025	$30,716
20,000	AT&T, Inc.	4.500	5/15/2035	19,881
160,000	AT&T, Inc.	4.750	5/15/2046	156,488
150,000	Crown Castle Towers LLC (a)	3.222	5/15/2022	150,943
4,000	Verizon Communications, Inc.	4.812	3/15/2039	4,185
609,000	Verizon Communications, Inc.	4.522	9/15/2048	599,651
				961,864
	TRANSPORTATION - 0.1%
225,000	FedEx Corp.	8.000	1/15/2019	238,135
160,000	FedEx Corp.	4.550	4/1/2046	175,714
				413,849
	TRUCKING & LEASING - 0.1%
150,000	Penske Truck Leasing Co LP / PTL Finance Corp. (a)	3.200	7/15/2020	152,237
200,000	Penske Truck Leasing Co LP / PTL Finance Corp. (a)	3.375	2/1/2022	203,744
50,000	Penske Truck Leasing Co LP / PTL Finance Corp. (a)	4.875	7/11/2022	53,978
				409,959
	WATER - 0.0% **
120,000	American Water Capital Corp.	2.950	9/1/2027	118,759

	TOTAL CORPORATE BONDS (Cost $57,681,723)			58,630,345

	COLLATERALIZED MORTGAGE OBLIGATIONS - 0.2%
	WHOLE LOAN COLLATERAL - 0.2%
64,600	Deephaven Residential Mortgage Trust 2017-1 (a) ^	2.725	12/26/2046	63,206
146,542	Deephaven Residential Mortgage Trust 2017-2 (a) ^	2.453	6/25/2047	144,907
142,349	Deephaven Residential Mortgage Trust 2017-3 (a) ^	2.577	10/25/2047	141,023
136,357	Finance of America Structured Securities Trust 2017-HB1 (a) ^	2.321	11/25/2027	136,357
174,913	MetLife Securitization Trust 2017-1 (a) ^	3.000	4/25/2055	174,106
231,700	New Residential Mortgage Loan Trust 2017-3 (a) ^	4.000	4/25/2057	239,657
	TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost - $907,832)			899,256

	COMMERCIAL MORTGAGE BACKED SECURITIES - 1.4%
195,000	CD 2017-CD4 Mortgage Trust ^	3.514	5/10/2050	201,310
525,000	Citigroup Commercial Mortgage Trust 2015-GC35	3.818	11/10/2048	551,029
130,000	COMM 2013-CCRE8 Mortgage Trust	3.334	6/10/2046	133,271
225,000	CSAIL 2015-C1 Commercial Mortgage Trust	3.505	4/15/2050	230,350
420,000	CSAIL 2015-C2 Commercial Mortgage Trust	3.504	4/15/2025	429,866
405,000	CSAIL 2015-C3 Commercial Mortgage Trust	3.718	8/15/2048	420,090
405,000	CSMC 17-LSTK A	2.761	4/5/2033	406,004
104,472	Fannie Mae-ACES 1 Month LIBOR 0.49 ^	1.727	4/25/2024	104,565
214,900	Fannie Mae-ACES 1 Month LIBOR 0.40 ^	1.638	10/25/2024	215,029
465,000	Fannie Mae Multifamily Remic Trust 2015-M12 ^	2.886	5/25/2025	463,410
564,326	Fannie Mae REMICS	3.000	12/25/2045	569,065
944,970	Freddie Mac REMICS	3.000	6/15/2045	948,030
75,000	FREMF 2013-K712 Mortgage Trust (a) ^	3.477	5/25/2045	75,671
300,000	GS Mortgage Securities Trust 2015-GS1	3.734	11/10/2048	314,235
100,000	JP Morgan Chase Commercial Mortgage Securities Trust 2015-JP1	3.914	1/15/2049	105,823
10,830	LB-UBS Commercial Mortgage Trust 2008-C1 ^	6.319	4/15/2041	10,847
490,000	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C22	3.306	4/15/2048	498,114
100,000	SFAVE Commercial Mortgage Securities Trust 2015-5AVE (a) ^	4.144	1/5/2043	102,039
125,000	Wells Fargo Commercial Mortgage Trust 2015-LC22	3.839	9/15/2058	131,403
250,000	Wells Fargo Commercial Mortgage Trust 2015-NXS1	3.148	5/15/2048	252,260
400,000	Wells Fargo Commercial Mortgage Trust 2017-C38	3.453	7/15/2050	407,916
	TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost - $6,608,574)			6,570,327

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Principal Amount		Coupon Rate (%)	Maturity	Value
	AGENCY MORTGAGE BACKED SECURITIES - 7.5%
	FEDERAL HOME LOAN MORTGAGE CORP. - 3.7%
$11,606	Freddie Mac Gold Pool	3.000	9/1/2028	$11,825
21,725	Freddie Mac Gold Pool	2.500	10/1/2028	21,911
200,000	Freddie Mac Gold Pool +	3.000	8/15/2030	203,640
93,759	Freddie Mac Gold Pool	2.500	12/1/2031	93,639
113,683	Freddie Mac Gold Pool	3.500	11/1/2034	117,887
50,000	Freddie Mac Gold Pool +	5.000	2/15/2040	53,688
50,000	Freddie Mac Gold Pool +	5.500	2/15/2040	54,477
44,145	Freddie Mac Gold Pool	3.000	2/1/2043	44,246
33,800	Freddie Mac Gold Pool	3.500	10/1/2043	34,880
175,000	Freddie Mac Gold Pool +	4.500	6/15/2044	186,074
24,520	Freddie Mac Gold Pool	4.000	8/1/2044	25,644
1,977,249	Freddie Mac Gold Pool	3.000	8/1/2046	1,979,986
3,096,181	Freddie Mac Gold Pool	3.000	11/1/2046	3,097,505
1,460,505	Freddie Mac Gold Pool	3.000	11/1/2046	1,463,845
188,693	Freddie Mac Gold Pool	3.000	12/1/2046	188,774
599,941	Freddie Mac Gold Pool	3.000	12/1/2046	600,197
381,347	Freddie Mac Gold Pool	3.000	12/1/2046	382,220
945,314	Freddie Mac Gold Pool	3.000	12/1/2046	945,718
3,225,000	Freddie Mac Gold Pool +	3.500	1/15/2047	3,312,176
782,278	Freddie Mac Gold Pool	3.000	2/1/2047	782,614
217,722	Freddie Mac Gold Pool	3.000	3/1/2047	217,815
2,553,740	Freddie Mac Gold Pool	3.500	7/1/2047	2,623,556
525,000	Freddie Mac Gold Pool +	4.000	10/15/2047	549,117
500,001	Freddie Mac Gold Pool	3.000	12/1/2047	500,215
				17,491,649
	FEDERAL NATIONAL MORTGAGE ASSOCIATION - 3.6%
151,828	Fannie Mae Pool	2.470	5/1/2025	151,039
310,000	Fannie Mae Pool	2.680	5/1/2025	310,445
400,000	Fannie Mae Pool	2.810	7/1/2025	404,026
100,000	Fannie Mae Pool +	4.000	7/25/2025	102,797
109,739	Fannie Mae Pool	2.990	10/1/2025	112,460
53,140	Fannie Mae Pool	3.090	10/1/2025	54,758
200,000	Fannie Mae Pool +	3.500	7/25/2027	206,433
29,237	Fannie Mae Pool	2.500	4/1/2028	29,510
18,467	Fannie Mae Pool	3.000	10/1/2028	18,844
63,841	Fannie Mae Pool	2.500	2/1/2030	63,906
153,750	Fannie Mae Pool	2.500	6/1/2030	153,905
600,000	Fannie Mae Pool +	2.500	8/25/2031	599,250
1,475,000	Fannie Mae Pool +	3.000	8/25/2031	1,502,426
272,003	Fannie Mae Pool	2.500	10/1/2031	271,779
188,600	Fannie Mae Pool	2.500	12/1/2031	188,444
300,000	Fannie Mae Pool +	5.500	7/25/2038	327,937
75,000	Fannie Mae Pool +	6.000	8/25/2038	83,883
375,000	Fannie Mae Pool +	5.000	7/25/2039	402,832
87,652	Fannie Mae Pool	3.000	7/1/2043	88,117
39,963	Fannie Mae Pool	4.000	11/1/2043	41,880
675,000	Fannie Mae Pool +	4.500	6/25/2044	718,137
4,175,000	Fannie Mae Pool +	3.500	12/25/2045	4,286,551
2,026,342	Fannie Mae Pool	3.000	1/1/2046	2,027,197
744,824	Fannie Mae Pool	4.000	1/1/2046	778,947
821,977	Fannie Mae Pool	4.000	2/1/2046	860,552
1,853,078	Fannie Mae Pool	3.000	10/1/2046	1,856,726
1,625,000	Fannie Mae Pool +	4.000	1/1/2047	1,699,394
				17,342,175

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Principal Amount		Coupon Rate (%)	Maturity	Value
	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 0.2%
$50,000	Ginnie Mae I Pool +	5.000	2/15/2040	$53,739
100,000	Ginnie Mae II Pool +	5.000	11/20/2040	106,578
46,751	Ginnie Mae II Pool	3.000	12/20/2042	47,489
51,342	Ginnie Mae II Pool	3.500	7/20/2043	53,410
350,000	Ginnie Mae II Pool +	4.500	7/20/2044	367,117
19,717	Ginnie Mae II Pool	4.000	12/20/2044	20,634
425,000	Ginnie Mae II Pool +	4.000	5/20/2045	443,063
				1,092,030

	TOTAL AGENCY MORTGAGE BACKED SECURITIES (Cost - $36,041,926)			35,925,854

	MUNICIPAL SECURITIES - 1.1%
115,000	Bay Area Toll Authority	7.043	4/1/2050	181,679
90,000	Chicago O’Hare International Airport	6.395	1/1/2040	125,620
110,000	Chicago Transit Authority	6.300	12/1/2021	118,159
80,000	Chicago Transit Authority	6.300	12/1/2021	85,934
265,000	Chicago Transit Authority	6.899	12/1/2040	359,311
55,000	Chicago Transit Authority	6.899	12/1/2040	74,574
315,000	County of Sacramento CA	5.730	8/15/2023	343,180
135,000	Kansas Development Finance Authority	5.371	5/1/2026	147,964
180,000	Kansas Development Finance Authority	4.927	4/15/2045	205,132
120,000	Long Island Power Authority	3.883	9/1/2024	124,141
100,000	Metropolitan Transportation Authority	6.814	11/15/2040	142,921
195,000	Municipal Electric Authority of Georgia	6.637	4/1/2057	249,959
230,000	New Jersey Economic Development Authority	3.802	6/15/2018	231,451
85,000	New Jersey Economic Development Authority	3.882	6/15/2019	86,000
640,000	New York State Urban Development Corp	2.100	3/15/2022	637,299
100,000	Port Authority of New York & New Jersey	5.647	11/1/2040	131,163
70,000	Port Authority of New York & New Jersey	4.810	10/15/2065	85,272
120,000	Regents of the University of California Medical Center Pooled Revenue	6.548	5/15/2048	170,135
30,000	Regents of the University of California Medical Center Pooled Revenue	6.583	5/15/2049	42,202
120,000	San Jose Redevelopment Agency Successor Agency	3.375	8/1/2034	118,224
50,000	State of California	7.550	4/1/2039	78,680
300,000	State of California	7.350	11/1/2039	450,216
35,000	State of California	7.600	11/1/2040	55,892
15,000	State of Illinois	5.163	2/1/2018	15,033
100,000	State of Illinois	5.200	3/1/2018	100,498
420,000	State of Illinois	5.665	3/1/2018	422,285
675,000	State of Illinois	5.100	6/1/2033	673,879
35,000	University of California	3.931	5/15/2045	36,342
	TOTAL MUNICIPAL SECURITIES (Cost - $5,234,546)			5,493,145

	SOVEREIGN DEBT - 0.5%
320,000	Export-Import Bank of Korea	1.750	5/26/2019	316,085
272,000	Japan Bank for International Cooperation	2.250	2/24/2020	270,820
204,000	Japan Bank for International Cooperation	2.125	6/1/2020	202,772
825,000	Qatar Government International Bond (a)	5.250	1/20/2020	866,240
655,000	Qatar Government International Bond (a)	2.375	6/2/2021	642,883
330,000	Saudi Government International Bond (a)	2.875	3/4/2023	324,397
	TOTAL SOVEREIGN DEBT (Cost - $2,621,424)			2,623,197

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Principal Amount		Coupon Rate (%)	Maturity	Value
	U.S. TREASURY SECURITIES - 4.9%
$690,000	United States Treasury Bond	3.000	11/15/2044	$724,743
230,000	United States Treasury Bond	2.500	2/15/2046	218,868
805,000	United States Treasury Bond	2.500	5/15/2046	765,756
325,000	United States Treasury Bond	3.000	2/15/2047	341,796
765,000	United States Treasury Bond	3.000	5/15/2047	804,296
960,000	United States Treasury Bond	2.750	8/15/2047	961,200
4,315,000	United States Treasury Inflation Index Note	0.375	1/15/2027	4,374,426
465,000	United States Treasury Note	1.500	11/30/2019	461,640
725,000	United States Treasury Note	1.375	9/30/2020	713,955
2,595,000	United States Treasury Note	2.000	11/30/2020	2,597,433
235,000	United States Treasury Note	1.750	12/31/2020	233,366
665,000	United States Treasury Note	1.250	3/31/2021	648,583
1,000,000	United States Treasury Note	1.750	6/30/2022	981,914
200,000	United States Treasury Note	1.625	8/31/2022	195,055
2,800,000	United States Treasury Note	1.875	9/30/2022	2,759,422
110,000	United States Treasury Note	2.375	5/15/2027	109,686
5,000	United States Treasury Note	3.625	8/15/2043	5,836
5,000	United States Treasury Note	3.750	11/15/2043	5,958
1,580,000	United States Treasury Note	3.375	5/15/2044	1,772,994
3,815,000	United States Treasury Note	2.500	2/15/2045	3,636,917
545,000	United States Treasury Note	2.875	8/15/2045	558,923
445,000	United States Treasury Note	2.750	11/15/2047	445,730
	TOTAL U.S. TREASURY SECURITIES (Cost - $23,132,520)			23,318,497

Shares
	WARRANTS - 0.0% **
17,630	Simply Good Foods Co.			68,404
	TOTAL WARRANTS (Cost - $36,977)			68,404

	SHORT-TERM INVESTMENTS - 7.5%
	MONEY MARKET FUND - 7.5%
35,725,665	Fidelity Investments Money Market - Money Market Portfolio, Institutional Class to yield 1.14% (b)
	TOTAL SHORT-TERM INVESTMENTS (Cost - $35,725,665)			35,725,665

	TOTAL INVESTMENTS - 103.4% (Cost - $430,356,223)			$495,282,024
	OTHER ASSETS LESS LIABILITIES - NET - (3.4)%			(16,469,899)
	TOTAL NET ASSETS - 100.0%			$478,812,125

+	All or a portion of these To Be Announced Securities (TBAs) are subject to dollar-roll transactions.

*	Non-income producing security.

**	Represents less than 0.1%

^	Variable rate security.

Benchmark	Rate
1 Month LIBOR	-0.41%
3 Month LIBOR	-0.38%

#	Step coupon.

ADR - American Depositary Receipt

ETF - Exchange Traded Fund

LIBOR - London Interbank Offered Rate

LP - Limited Partnership

REIT - Real Estate Investment Trust

(a)	144(a) - Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule, except to qualified institutional buyers. As of December 31, 2017, these securities amounted to $34,044,937 or 7.3% of net assets.

(b)	Money market rate shown represents the rate at December 31, 2017.

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

SHORT FUTURES CONTRACTS
					Unrealized
	Number of				Appreciation/
Description	Contracts	Expiration Date	Counterparty	Notional Amount	(Depreciation)
US 10 Year Future	45	3/20/2018	Credit Suisse	$5,582,109	$38,951
US 10 Year Ultra Future	5	3/20/2018	Credit Suisse	667,813	(234)
TOTAL NET UNREALIZED APPRECIATION ON FUTURES CONTRACTS					$38,717

See accompanying notes to financial statements.

Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio
PORTFOLIO OF INVESTMENTS
December 31, 2017

Shares		Value
	EXCHANGE TRADED FUNDS - 55.0%
	DEBT FUNDS - 33.2%
37	iShares 1-3 Year Credit Bond ETF	$3,868
50	iShares Core U.S. Aggregate Bond ETF	5,467
		9,335

	EQUITY FUNDS - 21.8%
15	iShares Core MSCI Emerging Markets ETF	854
10	iShares Core S&P 500 ETF	2,688
20	iShares MSCI EAFE Value ETF	1,104
6	iShares Russell 2000 ETF	915
5	iShares S&P 500 Value ETF	571
		6,132

	TOTAL EXCHANGE TRADED FUNDS (Cost - $14,403)	15,467

	VARIABLE INSURANCE TRUSTS - 44.6%
	DEBT FUNDS - 27.5%
112	American Funds Insurance Series® - U.S. Government/AAA-Rated Securities Fund - Class I	1,356
112	BlackRock High Yield VI Fund - Class I	830
419	MFS Total Return Bond Series - Initial Shares ^	5,539
		7,725

	EQUITY FUNDS - 17.1%
77	American Funds Insurance Series® - Blue Chip Income and Growth Fund - Class I	1,147
29	MFS Growth Series - Initial Shares ^	1,399
64	MFS VIT III Mid Cap Value Portfolio - Initial Shares ^	578
7	Oppenheimer Discovery Mid Cap Growth Fund - Non-Service Shares	563
438	Oppenheimer International Growth Fund - Non-Service Shares	1,135
		4,822

	TOTAL VARIABLE INSURANCE TRUSTS (Cost - $11,976)	12,547

	SHORT-TERM INVESTMENT - 0.4%
	MONEY MARKET FUND - 0.4%
103	Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class to yield 1.14% (a)(Cost - $103)	103

	TOTAL INVESTMENTS - 100.0% (Cost - $26,482)	$28,117
	OTHER ASSETS LESS LIABILITIES -NET - (0.0)% *	(13)
	TOTAL NET ASSETS - 100.0%	$28,104

ETF - Exchange Traded Fund

^	The value of this security has been determined in good faith under policies of the Board of Trustees.

*	Represents less than 0.05%.

(a)	Money market rate shown represents the rate at December 31, 2017.

See accompanying notes to financial statements.

Global Atlantic Wilshire Dynamic Global Allocation Portfolio
PORTFOLIO OF INVESTMENTS
December 31, 2017

Shares		Value
	EXCHANGE TRADED FUNDS - 66.3%
	DEBT FUNDS - 30.2%
35	iShares 1-3 Year Credit Bond ETF	$3,659
26	iShares Core U.S. Aggregate Bond ETF	2,843
35	iShares International Treasury Bond Fund	1,747
12	iShares JP Morgan EM Local Currency Bond ETF	578
		8,827

	EQUITY FUNDS - 36.1%
31	iShares Core MSCI EAFE ETF	2,049
30	iShares Core MSCI Emerging Markets ETF	1,707
9	iShares Core S&P 500 ETF	2,419
52	iShares MSCI EAFE Value ETF	2,871
6	iShares Russell 2000 ETF	915
5	iShares S&P 500 Value ETF	571
		10,532

	TOTAL EXCHANGE TRADED FUNDS (Cost - $17,450)	19,359

	VARIABLE INSURANCE TRUSTS - 32.7%
	DEBT FUNDS - 10.6%
70	American Funds Insurance Series® - Bond Fund - Class I	840
87	MFS Total Return Bond Series - Initial Shares ^	1,144
101	PIMCO Variable Insurance Trust - Foreign Bond Portfolio U.S. Dollar Hedged - Institutional Class ^	1,093
		3,077

	EQUITY FUNDS - 22.1%
79	American Funds Insurance Series® - Blue Chip Income and Growth Fund - Class 1	1,184
24	MFS Growth Series - Initial Shares ^	1,156
66	MFS VIT III Mid Cap Value Portfolio - Initial Shares ^	597
7	Oppenheimer Discovery Mid Cap Growth Fund - Non-Service Shares	581
1,131	Oppenheimer International Growth Fund - Non-Service Shares	2,930
		6,448

	TOTAL VARIABLE INSURANCE TRUSTS (Cost - $8,727)	9,525

	SHORT-TERM INVESTMENT - 1.1%
	MONEY MARKET FUND - 1.1%
322	Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class to yield 1.14% (a)(Cost - $322)	322

	TOTAL INVESTMENTS - 100.1% (Cost - $26,499)	$29,206
	OTHER ASSETS LESS LIABILITIES - NET - (0.1)%	(17)
	TOTAL NET ASSETS - 100.0%	$29,189

ETF - Exchange Traded Fund

^	The value of this security has been determined in good faith under policies of the Board of Trustees.

(a)	Money market rate shown represents the rate at December 31, 2017.

See accompanying notes to financial statements.

Global Atlantic Wilshire Dynamic Growth Allocation Portfolio
PORTFOLIO OF INVESTMENTS
December 31, 2017

Shares		Value
	EXCHANGE TRADED FUNDS - 56.5%
	DEBT FUNDS - 14.6%
129	iShares 1-3 Year Credit Bond ETF	$13,486
248	iShares Core U.S. Aggregate Bond ETF	27,114
		40,600
	EQUITY FUNDS - 41.9%
125	iShares Core MSCI EAFE ETF	8,261
242	iShares Core MSCI Emerging Markets ETF	13,770
188	iShares Core S&P 500 ETF	50,544
395	iShares MSCI EAFE Value ETF	21,806
92	iShares Russell 2000 ETF	14,026
75	iShares S&P 500 Value ETF	8,568
		116,975

	TOTAL EXCHANGE TRADED FUNDS (Cost - $141,394)	157,575

	VARIABLE INSURANCE TRUSTS - 42.8%
	DEBT FUNDS - 6.8%
661	American Funds Insurance Series® - U.S. Government/AAA-Rated Securities Fund - Class I	7,985
823	MFS Total Return Bond Series - Initial Shares ^	10,874
		18,859

	EQUITY FUNDS - 36.0%
1,694	American Funds Insurance Series® - Blue Chip Income and Growth Fund - Class 1	25,338
562	MFS Growth Series - Initial Shares ^	27,470
1,574	MFS VIT III Mid Cap Value Portfolio - Initial Shares ^	14,179
131	Oppenheimer Discovery Mid Cap Growth Fund - Non-Service Shares	11,062
8,603	Oppenheimer International Growth Fund - Non-Service Shares	22,282
		100,331

	TOTAL VARIABLE INSURANCE TRUSTS (Cost - $106,797)	119,190

	SHORT-TERM INVESTMENT - 0.8%
	MONEY MARKET FUND - 0.8%
2,330	Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class to yield 1.14% (a)(Cost - $2,330)	2,330

	TOTAL INVESTMENTS - 100.1% (Cost - $250,521)	$279,095
	OTHER ASSETS LESS LIABILITIES - NET - (0.1)%	(188)
	TOTAL NET ASSETS - 100.0%	$278,907

ETF - Exchange Traded Fund

^	The value of this security has been determined in good faith under policies of the Board of Trustees.

(a)	Money market rate shown represents the rate at December 31, 2017.

See accompanying notes to financial statements.

Global Atlantic Wilshire Dynamic Moderate Allocation Portfolio
PORTFOLIO OF INVESTMENTS
December 31, 2017

Shares		Value
	EXCHANGE TRADED FUNDS - 53.1%
	DEBT FUNDS - 23.6%
50	iShares 1-3 Year Credit Bond ETF	$5,227
80	iShares Core U.S. Aggregate Bond ETF	8,746
		13,973
	EQUITY FUNDS - 29.5%
42	iShares Core MSCI Emerging Markets ETF	2,390
28	iShares Core S&P 500 ETF	7,528
74	iShares MSCI EAFE Value ETF	4,085
15	iShares Russell 2000 ETF	2,287
10	iShares S&P 500 Value ETF	1,142
		17,432

	TOTAL EXCHANGE TRADED FUNDS (Cost - $29,911)	31,405

	VARIABLE INSURANCE TRUSTS - 45.8%
	DEBT FUNDS - 15.9%
194	American Funds Insurance Series® - U.S. Government/AAA-Rated Securities Fund - Class I	2,348
159	BlackRock High Yield VI Fund - Class I	1,174
444	MFS Total Return Bond Series - Initial Class ^	5,866
		9,388
	EQUITY FUNDS - 29.9%
316	American Funds Insurance Series® - Blue Chip Income and Growth Fund - Class 1	4,720
95	MFS Growth Series - Initial Class ^	4,653
263	MFS VIT III Mid Cap Value Portfolio - Initial Class ^	2,368
21	Oppenheimer Discovery Mid Cap Growth Fund - Non-Service Shares	1,768
1,611	Oppenheimer International Growth Fund - Non-Service Shares	4,173
		17,682

	TOTAL VARIABLE INSURANCE TRUSTS (Cost - $26,054)	27,070

	SHORT-TERM INVESTMENTS - 1.1%
	MONEY MARKET FUND - 1.1%
661	Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class to yield 1.14% (a)(Cost - $661)	661

	TOTAL INVESTMENTS - 100.0% (Cost - $56,626)	$59,136
	OTHER ASSETS LESS LIABILITIES - NET - (0.0)% *	(21)
	TOTAL NET ASSETS - 100.0%	$59,115

ETF - Exchange Traded Fund

^	The value of this security has been determined in good faith under policies of the Board of Trustees.

*	Represents less than 0.05%

(a)	Money market rate shown represents the rate at December 31, 2017.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Assets and Liabilities
December 31, 2017

	Global Atlantic American	Global Atlantic Balanced	Global Atlantic BlackRock	Global Atlantic Franklin
	Funds® Managed Risk	Managed Risk	Global Allocation	Dividend and Income
Assets:	Portfolio	Portfolio	Managed Risk Portfolio	Managed Risk Portfolio
Investments in securities, at cost	$220,963,487	$84,786,742	$278,342,091	$257,208,539
Investments in securities, at fair value, net	$240,600,521	$96,025,666	$286,057,283	$305,962,390
Cash	—	—	—	1,394
Deposits with broker +	43,914	45,316	45,635	366,678
Unrealized appreciation on swap contracts, net	—	—	—	21,594
Receivable for securities sold	—	113,641	—	334,659
Interest and dividends receivable	366	46	107	778,812
Prepaid expenses and other assets	—	1,739	5,173	5,440
Total Assets	240,644,801	96,186,408	286,108,198	307,470,967
Liabilities:
Securities sold short, at fair value (proceeds $-, $-, $- and $839,933, respectively)	—	—	—	837,357
Due to broker	—	—	—	15,202
Premiums received on open swap contracts	—	—	—	93,705
Unrealized depreciation on futures contracts, net	—	—	—	34,244
Unrealized depreciation on forward foreign currency contracts, net	—	—	—	38,192
Payable for Portfolio shares redeemed	39,070	7,117	87,286	43,887
Payable for securities purchased	—	207,548	—	3,503,563
Accrued 12b-1 Fees	50,878	20,344	60,613	63,837
Accrued investment advisory fees	100,739	44,530	50,269	201,218
Administrative service fees payable	33,743	14,119	40,664	32,492
Accrued expenses and other liabilities	5,660	—	—	—
Total Liabilities	230,090	293,658	238,832	4,863,697
Net Assets	$240,414,711	$95,892,750	$285,869,366	$302,607,270

Net Assets:
Paid in capital	$215,255,833	$84,101,320	$289,941,645	$259,568,423
Undistributed net investment income	2,985,250	1,094,787	4,662,879	2,788,486
Accumulated net realized gain/(loss) on investments, futures contracts, currency forwards, and swap contracts	2,536,594	(542,281)	(16,450,350)	(8,454,789)
Net unrealized appreciation/(depreciation) on investments, futures contracts, currency forwards, and swap contracts	19,637,034	11,238,924	7,715,192	48,705,150
Net Assets	$240,414,711	$95,892,750	$285,869,366	$302,607,270
Class II Shares:
Net assets	$240,414,711	$95,892,750	$285,869,366	$302,607,270
Total shares outstanding at end of year ($0 par value, unlimited shares authorized)	20,065,499	7,930,971	28,268,433	24,955,409

Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$11.98	$12.09	$10.11	$12.13

+	Collateral for futures, currency forwards, and swap contracts.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Assets and Liabilities (Continued)
December 31, 2017

	Global Atlantic Goldman	Global Atlantic Growth	Global Atlantic Moderate	Global Atlantic Motif
	Sachs Dynamic Trends	Managed Risk	Growth Managed	Aging of America
Assets:	Allocation Portfolio	Portfolio	Risk Portfolio	Portfolio
Investments in securities, at cost	$32,697,311	$405,121,415	$131,695,518	$103,560
Investments in securities, at fair value, net	$34,152,677	$489,866,438	$153,470,287	$114,838
Foreign cash (cost - $66,515)	69,844	—	—	—
Deposits with broker +	448,584	43,629	44,231	—
Unrealized appreciation on futures contracts, net	64,646	—	—	—
Receivable for securities sold	—	—	127,056	—
Interest and dividends receivable	57,338	201	200	110
Prepaid expenses and other assets	629	8,834	2,757	3
Total Assets	34,793,718	489,919,102	153,644,531	114,951
Liabilities:
Options written, at fair value (Premiums received $46,071, $-, $-, $-, respectively)	8,048	—	—	—
Payable for Portfolio shares redeemed	114,817	71,462	60,282	—
Payable for securities purchased	9,253	—	281,396	—
Accrued investment advisory fees	23,450	227,116	70,938	63
Accrued distribution (12b-1) fees	7,350	103,645	32,385	24
Administrative service fees payable	4,796	69,552	21,960	15
Total Liabilities	167,714	471,775	466,961	102
Net Assets	$34,626,004	$489,447,327	$153,177,570	$114,849

Net Assets:
Paid in capital	$31,663,825	$435,156,570	$133,286,068	$101,875
Undistributed net investment income	145,522	4,868,926	1,615,365	456
Accumulated net realized gain/(loss) on investments, futures contracts, options and foreign currency translations	1,260,102	(35,323,192)	(3,498,632)	1,240
Net unrealized appreciation on investments, futures contracts, options and foreign currency translations	1,556,555	84,745,023	21,774,769	11,278
Net Assets	$34,626,004	$489,447,327	$153,177,570	$114,849

Class II Shares:
Net assets	$34,626,004	$489,447,327	$153,177,570	$114,849
Total shares outstanding at end of year ($0 par value, unlimited shares authorized)	3,258,541	42,057,746	12,868,267	10,178

Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$10.63	$11.64	$11.90	$11.28

+	Collateral for futures contracts and options contracts.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Assets and Liabilities (Continued)
December 31, 2017

	Global Atlantic Motif	Global Atlantic Motif	Global Atlantic PIMCO	Global Atlantic Select
	Real Estate Trends	Technological Innovations	Tactical Allocation	Advisor Managed
Assets:	Portfolio	Portfolio	Portfolio	Risk Portfolio
Investments in securities, at cost	$102,510	$104,920	$29,173,678	$104,693,372
Investments in securities, at value	$100,452	$142,224	$30,889,724	$119,880,318
Cash	—	—	1,000	—
Foreign cash (Cost: $-, $-, $22,846, and $-, respectively)	—	—	22,993	—
Deposits with broker +	—	—	406,936	44,193
Premiums paid on open swap contracts	—	—	97,215	—
Unrealized appreciation on futures contracts, net	—	—	106,372	—
Unrealized appreciation on swaps, net	—	—	119,224	—
Interest and dividends receivable	373	37	101,756	38,621
Receivable for Portfolio shares sold	—	—	1,111	99,084
Receivable for securities sold	—	—	513,943	—
Prepaid expenses and other assets	4	4	460	2,164
Total Assets	100,829	142,265	32,260,734	120,064,380
Liabilities:
Unrealized depreciation on forward foreign currency contracts, net	—	—	6,459	—
Premiums received on open swap contracts	—	—	—	—
Payable for securities purchased	—	—	6,733,320	—
Accrued investment advisory fees	56	78	16,751	27,159
Accrued distribution (12b-1) fees	21	30	5,383	25,381
Administrative service fees payable	14	18	2,870	17,061
Total Liabilities	91	126	6,764,783	69,601
Net Assets	$100,738	$142,139	$25,495,951	$119,994,779

Net Assets:
Paid in capital	$100,990	$101,401	$22,635,523	$102,710,204
Undistributed net investment income/(loss)	1,297	53	150,847	1,101,805
Accumulated net realized gain/(loss) on investments, foreign currency, futures contracts, options, and swap contracts	509	3,381	774,015	995,824
Net unrealized appreciation/(depreciation) on investments, foreign currency, futures contracts, options, and swap contracts	(2,058)	37,304	1,935,566	15,186,946
Net Assets	$100,738	$142,139	$25,495,951	$119,994,779

Class II Shares:
Net assets	$100,738	$142,139	$25,495,951	$119,994,779
Total shares outstanding at end of year ($0 par value, unlimited shares authorized)	10,107	10,117	2,293,370	9,564,830

Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$9.97	$14.05	$11.12	$12.55

+	Collateral for forward foreign currency contracts, futures contracts, swap contracts and options contracts.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Assets and Liabilities (Continued)
December 31, 2017

	Global Atlantic Wellington	Global Atlantic Wilshire	Global Atlantic Wilshire	Global Atlantic Wilshire
	Research Managed	Dynamic Conservative	Dynamic Global	Dynamic Growth
Assets:	Risk Portfolio	Allocation Portfolio	Allocation Portfolio	Allocation Portfolio
Investments in securities, at cost	$430,356,223	$26,482	$26,499	$250,521
Investments in securities, at value	$495,282,024	$28,117	$29,206	$279,095
Deposits with broker +	52,152	—	—	—
Unrealized appreciation on futures contracts, net	38,717	—	—	—
Interest and dividends receivable	1,182,498	4	1	1
Receivable for securities sold	2,405,494	—	—	—
Prepaid expenses and other assets	8,678	1	1	10
Total Assets	498,969,563	28,122	29,208	279,106
Liabilities:
Payable for securities purchased	19,625,034	—	—	—
Payable for Portfolio shares redeemed	24,550	—	—	7
Accrued investment advisory fees	340,149	9	9	85
Accrued distribution (12b-1) fees	101,513	6	6	73
Administrative service fees payable	66,192	3	4	34
Total Liabilities	20,157,438	18	19	199
Net Assets	$478,812,125	$28,104	$29,189	$278,907

Net Assets:
Paid in capital	$403,351,747	$25,830	$25,849	$242,499
Undistributed net investment income	3,143,753	433	434	3,789
Accumulated net realized gain/(loss) on investments, and futures contracts	7,351,953	206	199	4,045
Net unrealized appreciation on investments and futures contracts	64,964,672	1,635	2,707	28,574
Net Assets	$478,812,125	$28,104	$29,189	$278,907

Class II Shares:
Net assets	$478,812,125	$28,104	$29,189	$278,907
Total shares outstanding at end of year ($0 par value, unlimited shares authorized)	35,722,346	2,581	2,582	23,041

Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$13.40	$10.89	$11.30	$12.10

+	Collateral for futures contracts.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Assets and Liabilities (Continued)
December 31, 2017

Global Atlantic Wilshire
Dynamic Moderate
Assets:	Allocation Portfolio
Investments in securities, at cost	$56,626
Investments in securities, at value	$59,136
Interest and dividends receivable	6
Prepaid expenses and other assets	1
Total Assets	59,143
Liabilities:
Payable for Portfolio shares redeemed	1
Accrued investment advisory fees	13
Accrued distribution (12b-1) fees	9
Administrative service fees payable	5
Total Liabilities	28
Net Assets	$59,115

Net Assets:
Paid in capital	$55,734
Undistributed net investment income	477
Accumulated net realized gain on investments	394
Net unrealized appreciation on investments	2,510
Net Assets	$59,115

Class II Shares:
Net assets	$59,115
Total shares outstanding at end of year ($0 par value, unlimited shares authorized)	5,239

Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$11.28

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Operations
For the Year Ended December 31, 2017

	Global Atlantic American	Global Atlantic	Global Atlantic BlackRock	Global Atlantic Franklin
	Funds® Managed	Balanced Managed	Global Allocation	Dividend and Income
	Risk Portfolio	Risk Portfolio	Managed Risk Portfolio	Managed Risk Portfolio
Investment Income:
Dividend income	$4,894,156	$1,941,898	$6,172,034	$4,829,253 *
Interest income	76,862	31,144	92,006	1,201,024
Total Investment Income	4,971,018	1,973,042	6,264,040	6,030,277
Expenses:
Investment advisory fees	2,074,985	530,586	2,526,324	2,382,223
Distribution fees (12b-1) - Class II Shares	576,385	241,175	701,757	700,654
Administrative service fees	258,195	108,082	314,402	313,761
Miscellaneous Expense	10,060	1,852	5,052	4,323
Total Expenses	2,919,625	881,695	3,547,535	3,400,961
Expenses waived	(935,701)	(3,946)	(1,947,363)	(299,243)
Net Expenses	1,983,924	877,749	1,600,172	3,101,718
Net Investment Income	2,987,094	1,095,293	4,663,868	2,928,559

Net Realized and Unrealized Gain/(Loss) on Investments, Futures Contracts, Options Written, and Foreign Currency Translations
Net realized gain/(loss) on:
Investments	(133,448)	640,361	(2,443,200)	60,725
Futures contracts	—	—	—	(267,119)
Swap contracts	—	—	—	(3,445)
Broker Commissions	—	—	—	(891)
Forward foreign exchange contracts	—	—	—	(126,031)
Translations of foreign currency transactions	—	—	—	316
Distributions of realized gains by underlying investment companies	6,419,143	—	—	—
	6,285,695	640,361	(2,443,200)	(336,445)
Net change in unrealized appreciation/(depreciation) on:
Investments	21,180,479	9,037,618	30,883,846	36,872,736
Securities sold short	—	—	—	2,576
Futures contracts	—	—	—	(45,704)
Swap contracts	—	—	—	21,594
Forward foreign exchange contracts		—	—	(38,192)
Translations of foreign currency transactions	—	—	—	(435)
	21,180,479	9,037,618	30,883,846	36,812,575

Net Realized and Unrealized Gain/(Loss) on Investments, Futures Contracts, Options Written, and Foreign Currency Translations	27,466,174	9,677,979	28,440,646	36,476,130
Net Increase in Net Assets Resulting from Operations	$30,453,268	$10,773,272	$33,104,514	$39,404,689

*	Foreign Taxes Withheld $6,157

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Operations (Continued)
For the Year Ended December 31, 2017

	Global Atlantic Goldman Sachs	Global Atlantic Growth	Global Atlantic Moderate	Global Atlantic Motif
	Dynamic Trends	Managed Risk	Growth Managed	Aging of America
	Allocation Portfolio	Portfolio	Risk Portfolio	Portfolio
Investment Income:
Dividend income	$194,706	$8,997,638	$2,914,295	$1,517	*
Interest income	312,420	151,769	48,548	5
Total Investment Income	507,126	9,149,407	2,962,843	1,522
Expenses:
Investment advisory fees	282,412	2,585,007	813,937	707
Distribution fees (12b-1) - Class II Shares	83,062	1,175,003	369,971	272
Administrative service fees	37,204	526,428	165,745	122
Miscellaneous Expense	561	8,568	2,610	—
Total Expenses	403,239	4,295,006	1,352,263	1,101
Expenses waived	(17,704)	(17,431)	(5,297)	—
Net Expenses	385,535	4,277,575	1,346,966	1,101
Net Investment Income	121,591	4,871,832	1,615,877	421

Net Realized and Unrealized Gain/(Loss) on Investments, Futures Contracts, Options Written, and Foreign Currency Translations
Net realized gain/(loss) on:
Investments	(112,224)	4,464,496	1,102,897	1,565
Futures contracts	1,535,029	—	—	—
Broker commissions	(3,524)
Options written	(126,981)	—	—	—
Foreign currency translations	24,240	—	—	—
	1,316,540	4,464,496	1,102,897	1,565
Net change in unrealized appreciation/(depreciation) on:
Investments	930,837	66,581,905	17,336,051	19,507
Futures contracts	138,287	—	—	—
Options written	36,244	—	—	—
Foreign currency translations	940	—	—	—
	1,106,308	66,581,905	17,336,051	19,507
Net Realized and Unrealized Gain on Investments, Futures Contracts, Options Written, and Foreign Currency Translations	2,422,848	71,046,401	18,438,948	21,072
Net Increase in Net Assets Resulting from Operations	$2,544,439	$75,918,233	$20,054,825	$21,493

*	Foreign Taxes Withheld $15

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Operations (Continued)
For the Year Ended December 31, 2017

	Global Atlantic Motif	Global Atlantic Motif	Global Atlantic PIMCO	Global Atlantic Select
	Real Estate Trends	Technological	Tactical Allocation	Advisor Managed
	Portfolio	Innovations Portfolio	Portfolio	Risk Portfolio
Investment Income:
Dividend income	$2,334	$427	$166,039	$1,794,647
Interest income	5	5	294,424	37,813
Total Investment Income	2,339	432	460,463	1,832,460
Expenses:
Investment advisory fees	637	813	198,478	1,042,782
Distribution fees (12b-1) - Class II Shares	245	312	58,376	289,662
Administrative service fees	110	140	26,138	129,765
Miscellaneous Expense	—	—	371	2,025
Total Expenses	992	1,265	283,363	1,464,234
Expenses waived	—	—	(17,007)	(734,124)
Net Expenses	992	1,265	266,356	730,110
Net Investment Income/(Loss)	1,347	(833)	194,107	1,102,350

Net Realized and Unrealized Gain/(Loss) on Investments, Futures Contracts, Options Written, Swap Contracts, and Foreign Currency Translations
Net realized gain/(loss) on:
Investments	716	4,472	(407,320)	520,970
Futures contracts	—	—	1,762,955	—
Options written	—	—	20,747	—
Swap Contracts	—	—	87,465	—
Broker Commissions			(1,766)
Forward foreign currency contracts	—	—	(9,743)	—
Foreign currency translations	—	—	10,855	—
Distributions of realized gains by underlying investment companies	—	—	—	1,719,113
	716	4,472	1,463,193	2,240,083
Net change in unrealized appreciation/(depreciation) on:
Investments	5,871	39,145	1,405,149	12,840,228
Futures contracts	—	—	129,169	—
Swap contracts	—	—	40,952	—
Forward foreign currency contracts	—	—	(50,637)	—
Foreign currency translations	—	—	(2,405)	—
	5,871	39,145	1,522,228	12,840,228
Net Realized and Unrealized Gain on Investments, Futures Contracts, Options Written Swap Contracts and Foreign Currency Translations	6,587	43,617	2,985,421	15,080,311
Net Increase in Net Assets Resulting from Operations	$7,934	$42,784	$3,179,528	$16,182,661

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Operations (Continued)
For the Year Ended December 31, 2017

	Global Atlantic Wellington	Global Atlantic Wilshire	Global Atlantic Wilshire	Global Atlantic Wilshire
	Research Managed	Dynamic Conservative	Dynamic Global	Dynamic Growth
	Risk Portfolio	Allocation Portfolio	Allocation Portfolio	Allocation Portfolio
Investment Income:
Dividend income	$4,457,044 *	$648	$649	$5,582
Interest income	4,108,444	1	1	17
Total Investment Income	8,565,488	649	650	5,599
Expenses:
Investment advisory fees	3,869,618	98	99	909
Distribution fees (12b-1) - Class II Shares	1,138,123	68	69	631
Administrative service fees	509,750	29	31	282
Miscellaneous Expense	7,617	—	—
Total Expenses	5,525,108	195	199	1,822
Expenses waived	(60,904)	—	—	—
Net Expenses	5,464,204	195	199	1,822
Net Investment Income	3,101,284	454	451	3,777

Net Realized and Unrealized Gain/(Loss) on Investments, Futures Contracts and Currency Translations
Net Realized Gain (Loss) on:
Investments	18,162,508	38	59	906
Futures contracts	(116,257)	—	—	—
Foreign currency translations	638	—	—	—
Distributions of realized gains by underlying investment companies	—	173	156	3,157
	18,046,889	211	215	4,063
Net change in unrealized appreciation/(depreciation) on:
Investments	37,789,572	1,759	2,735	30,019
Futures contracts	51,181	—	—	—
Foreign currency translations	102	—	—	—
	37,840,855	1,759	2,735	30,019
Net Realized and Unrealized Gain on Investments, Futures Contracts and Foreign Currency Translations	55,887,744	1,970	2,950	34,082
Net Increase in Net Assets Resulting from Operations	$58,989,028	$2,424	$3,401	$37,859

*	Foreign Taxes Withheld $16,870

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Operations (Continued)
For the Year Ended December 31, 2017

Global Atlantic Wilshire
Dynamic Moderate
Allocation Portfolio
Investment Income:
Dividend income	$696
Interest income	4
Total Investment Income	700
Expenses:
Investment advisory fees	103
Distribution fees (12b-1) - Class II Shares	72
Administrative service fees	31
Total Expenses	206
Net Investment Income	494

Net Realized and Unrealized Gain/(Loss) on Investments
Net Realized Gain on:
Investments	125
Distributions of realized gains by underlying investment companies	272
397
Net change in unrealized appreciation on:
Investments	2,488

Net Realized and Unrealized Gain on Investments	2,885
Net Increase in Net Assets Resulting from Operations	$3,379

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Changes in Net Assets

	Global Atlantic American Funds® Managed		Global Atlantic Balanced Managed
	Risk Portfolio		Risk Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Increase/(Decrease) in Net Assets:
From Operations:
Net investment income	$2,987,094	$2,857,742	$1,095,293	$1,180,242
Net realized gain/(loss) on investments	(133,448)	(11,201,648)	640,361	(28,369)
Distributions of realized gains by underlying investment companies	6,419,143	9,400,529	—	—
Net change in unrealized appreciation/ (depreciation) on investments	21,180,479	10,570,225	9,037,618	2,233,925
Net increase in net assets resulting from operations	30,453,268	11,626,848	10,773,272	3,385,798
From Distributions to Shareholders:
Net Investment Income	(2,858,743)	(2,760,660)	(1,180,586)	(819,848)
Net Realized Gains	(337,380)	(7,734,168)	—	—

Total distributions to shareholders	(3,196,123)	(10,494,828)	(1,180,586)	(819,848)

From Shares of Beneficial Interest:
Proceeds from shares sold	12,079,845	35,973,189	4,482,294	24,289,966
Reinvestment of distributions	3,196,123	10,494,828	1,180,586	819,848
Cost of shares redeemed	(19,643,203)	(21,237,216)	(20,408,387)	(9,940,459)
Net increase/(decrease) in net assets from share transactions of beneficial interest	(4,367,235)	25,230,801	(14,745,507)	15,169,355
Total increase/(decrease) in net assets	22,889,910	26,362,821	(5,152,821)	17,735,305

Net Assets:
Beginning of period	217,524,801	191,161,980	101,045,571	83,310,266
End of period	$240,414,711	$217,524,801	$95,892,750	$101,045,571
Undistributed net investment income at end of period	$2,985,250	$2,856,899	$1,094,787	$1,180,080

Share Activity:
Shares Sold	1,074,700	3,360,394	393,282	2,248,506
Shares Reinvested	276,960	987,284	100,991	74,396
Shares Redeemed	(1,732,461)	(1,981,820)	(1,787,676)	(910,715)
Net increase/(decrease) in shares of beneficial interest outstanding	(380,801)	2,365,858	(1,293,403)	1,412,187

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Changes in Net Assets (Continued)

	Global Atlantic BlackRock Global Allocation		Global Atlantic Franklin Dividend and
	Managed Risk Portfolio		Income Managed Risk Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Increase/(Decrease) in Net Assets:
From Operations:
Net investment income	$4,663,868	$1,778,743	$2,928,559	$2,348,308
Net realized loss on investments, futures contracts, forward foreign exchange contracts, and swap contracts	(2,443,200)	(13,742,438)	(336,445)	(1,996,005)
Net change in unrealized appreciation/(depreciation) on investments, futures contracts forward foreign exchange contracts, and swap contracts	30,883,846	12,275,083	36,812,575	16,272,835
Net increase in net assets resulting from operations	33,104,514	311,388	39,404,689	16,625,138
From Distributions to Shareholders:
Net Investment Income	(1,778,094)	(3,759,282)	(2,854,796)	(1,544,662)
Net Realized Gains	—	(5,628,355)	—	—
Total distributions to shareholders	(1,778,094)	(9,387,637)	(2,854,796)	(1,544,662)

From Shares of Beneficial Interest:
Proceeds from shares sold	7,154,980	33,540,059	44,937,683	69,838,468
Reinvestment of distributions	1,778,094	9,387,637	2,854,796	1,544,662
Cost of shares redeemed	(28,674,405)	(32,165,231)	(18,136,037)	(12,206,800)
Net increase/(decrease) in net assets from share transactions of beneficial interest	(19,741,331)	10,762,465	29,656,442	59,176,330
Total increase in net assets	11,585,089	1,686,216	66,206,335	74,256,806

Net Assets:
Beginning of period	274,284,277	272,598,061	236,400,935	162,144,129
End of period	$285,869,366	$274,284,277	$302,607,270	$236,400,935
Undistributed net investment income at end of period	$4,662,879	$1,777,105	$2,788,486	$2,854,110

Share Activity:
Shares Sold	754,109	3,665,025	4,094,829	6,675,883
Shares Reinvested	180,334	1,040,758	248,459	146,414
Shares Redeemed	(3,004,354)	(3,521,563)	(1,600,156)	(1,183,577)
Net increase/(decrease) in shares of beneficial interest outstanding	(2,069,911)	1,184,220	2,743,132	5,638,720

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Changes in Net Assets (Continued)

	Global Atlantic Goldman Sachs Dynamic		Global Atlantic Growth
	Trends Allocation Portfolio		Managed Risk Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Increase/(Decrease) in Net Assets:
From Operations:
Net investment income	$121,591	$108,043	$4,871,832	$6,226,853
Net realized gain/(loss) on investments, futures contracts options written, and foreign currency translations	1,316,540	516,657	4,464,496	(18,686,924)
Net change in unrealized appreciation on investments, futures contracts, options written and foreign currency translations	1,106,308	455,122	66,581,905	23,488,822
Net increase in net assets resulting from operations	2,544,439	1,079,822	75,918,233	11,028,751

From Distributions to Shareholders:
Net Investment Income	(106,993)	(887)	(6,229,367)	(4,733,236)

From Shares of Beneficial Interest:
Proceeds from shares sold	3,849,594	16,171,930	10,084,969	59,149,868
Reinvestment of distributions	106,993	887	6,229,367	4,733,236
Cost of shares redeemed	(2,560,412)	(2,707,898)	(64,322,600)	(63,767,008)
Net increase/(decrease) in net assets from share transactions of beneficial interest	1,396,175	13,464,919	(48,008,264)	116,096
Total increase in net assets	3,833,621	14,543,854	21,680,602	6,411,611

Net Assets:
Beginning of period	30,792,383	16,248,529	467,766,725	461,355,114
End of period	$34,626,004	$30,792,383	$489,447,327	$467,766,725
Undistributed net investment income at end of period	$145,522	$106,684	$4,868,926	$6,226,461

Share Activity:
Shares Sold	378,748	1,684,436	945,617	6,004,418
Shares Reinvested	10,398	90	564,254	476,181
Shares Redeemed	(249,560)	(279,008)	(6,068,287)	(6,425,007)
Net increase/(decrease) in shares of beneficial interest outstanding	139,586	1,405,518	(4,558,416)	55,592

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Changes in Net Assets (Continued)

	Global Atlantic Moderate Growth		Global Atlantic Motif
	Managed Risk Portfolio		Aging of America Portfolio
	Year Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016*
Increase/(Decrease) in Net Assets:
From Operations:
Net investment income	$1,615,877	$1,754,942	$421	$200
Net realized gain/(loss) on investments	1,102,897	(1,966,707)	1,565	1,437
Net change in unrealized appreciation/(depreciation) on investments	17,336,051	5,749,855	19,507	(8,229)
Net increase/(decrease) in net assets resulting from operations	20,054,825	5,538,090	21,493	(6,592)

From Distributions to Shareholders:
From Net Investment Income	(1,754,088)	(1,265,693)	(308)	—
From Net Realized Gains	—	—	(1,726)	—

Total distributions to shareholders	(1,754,088)	(1,265,693)	(2,034)	—

From Shares of Beneficial Interest:
Proceeds from shares sold	7,790,506	23,848,802	5,000	100,001
Reinvestment of distributions	1,754,088	1,265,693	2,034	—
Cost of shares redeemed	(17,056,992)	(14,722,939)	(5,053)	—
Net increase/(decrease) in net assets from share transactions of beneficial interest	(7,512,398)	10,391,556	1,981	100,001
Total increase in net assets	10,788,339	14,663,953	21,440	93,409

Net Assets:
Beginning of period	142,389,231	127,725,278	93,409	—
End of period	$153,177,570	$142,389,231	$114,849	$93,409
Accumulated net investment income at end of period	$1,615,365	$1,753,575	$456	$258

Share Activity:
Shares Sold	693,045	2,317,368	441	10,000
Shares Reinvested	153,867	120,542	181	—
Shares Redeemed	(1,517,963)	(1,414,810)	(444)	—
Net increase/(decrease) in shares of beneficial interest outstanding	(671,051)	1,023,100	178	10,000

*	Global Atlantic Motif Aging of America Portfolio commenced operations on July 29, 2016.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Changes in Net Assets (Continued)

	Global Atlantic Motif		Global Atlantic Motif
	Real Estate Trends Portfolio		Technological Innovations Portfolio
	Year Ended	Period Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,
	2017	2016*	2017	2016*
Increase (Decrease) in Net Assets:
From Operations:
Net investment income/(loss)	$1,347	$596	$(833)	$(254)
Net realized gain/(loss) on investments	716	(408)	4,472	1,525
Distributions of realized gains by underlying investment companies	—	544	—	—
Net change in unrealized appreciation/(depreciation) on investments	5,871	(7,929)	39,145	(1,841)
Net increase/(decrease) in net assets resulting from operations	7,934	(7,197)	42,784	(570)

From Distributions to Shareholders:
From Net Investment Income	(702)	—	—	—
From Net Realized Gains	(343)	—	(1,597)	—

Total distributions to shareholders	(1,045)	—	(1,597)	—

From Shares of Beneficial Interest:
Proceeds from shares sold	—	100,001	7,585	100,001
Reinvestment of distributions	1,045	—	1,597	—
Cost of shares redeemed	—	—	(7,660)	(1)
Net increase in net assets from share transactions of beneficial interest	1,045	100,001	1,522	100,000
Total increase in net assets	7,934	92,804	42,709	99,430

Net Assets:
Beginning of period	92,804	—	99,430	—
End of period	$100,738	$92,804	$142,139	$99,430
Undistributed net investment income/(loss) at end of period	$1,297	$652	$53	$(65)

Share Activity:
Shares Sold	—	10,000	567	10,000
Shares Reinvested	107	—	123	—
Shares Redeemed	—	—	(573)	0 ^
Net increase in shares of beneficial interest outstanding	107	10,000	117	10,000

*	Global Atlantic Motif Real Estate Trends Portfolio and Global Atlantic Motif Technological Innovations Portfolio commenced operations on July 29, 2016.

^	Represents less than 0.1 share.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Changes in Net Assets (Continued)

	Global Atlantic PIMCO Tactical		Global Atlantic Select Advisor
	Allocation Portfolio		Managed Risk Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Increase (Decrease) in Net Assets:
From Operations:
Net investment income	$194,107	$183,957	$1,102,350	$1,405,980
Net realized gain/(loss) on investments, futures contracts, options written, swap contracts and foreign currency translations	1,463,193	(79,151)	520,970	(937,261)
Distributions of realized gains by underlying investment companies	—	—	1,719,113	1,614,059
Net change in unrealized appreciation on investments, futures contracts, options written, swap contracts and foreign currency translations	1,522,228	441,789	12,840,228	3,561,907

Net increase in net assets resulting from operations	3,179,528	546,595	16,182,661	5,644,685

From Distributions to Shareholders:
From Net Investment Income	(79,664)	(185,709)	(1,405,776)	(1,256,932)

From Shares of Beneficial Interest:
Proceeds from shares sold	4,170,081	13,213,219	3,968,611	12,969,393
Reinvestment of distributions	79,664	185,709	1,405,776	1,256,932
Cost of shares redeemed	(2,210,044)	(6,618,581)	(10,599,666)	(13,887,000)
Net increase/(decrease) in net assets from share transactions of beneficial interest	2,039,701	6,780,347	(5,225,279)	339,325
Total increase in net assets	5,139,565	7,141,233	9,551,606	4,727,078

Net Assets:
Beginning of period	20,356,386	13,215,153	110,443,173	105,716,095
End of period	$25,495,951	$20,356,386	$119,994,779	$110,443,173
Accumulated net investment income (loss) at end of period	$150,847	$(15,781)	$1,101,805	$1,405,231

Share Activity:
Shares Sold	410,215	1,377,183	345,977	1,203,880
Shares Reinvested	7,480	19,145	117,246	114,163
Shares Redeemed	(216,913)	(701,668)	(903,182)	(1,269,140)
Net increase/(decrease) in shares of beneficial interest outstanding	200,782	694,660	(439,959)	48,903

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Changes in Net Assets (Continued)

	Global Atlantic Wellington		Global Atlantic Wilshire Dynamic
	Research Managed Risk Portfolio		Conservative Allocation Portfolio
	Year Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016*
Increase/(Decrease) in Net Assets:
From Operations:
Net investment income	$3,101,284	$2,492,133	$454	$428
Net realized gain/(loss) on investments, futures contracts, and foreign currency translations	18,046,889	(3,150,070)	38	59
Distributions of realized gains by underlying investment companies	—	—	173	248
Net change in unrealized appreciation (depreciation) on investments, futures contracts, and foreign currency translations	37,840,855	19,239,219	1,759	(124)
Net increase in net assets resulting from operations	58,989,028	18,581,282	2,424	611

From Distributions to Shareholders:
From Net Investment Income	(2,527,768)	(1,019,567)	(493)	—
From Net Realized Gains	—	—	(312)	—

Total distributions to shareholders	(2,527,768)	(1,019,567)	(805)	—

From Shares of Beneficial Interest:
Proceeds from shares sold	30,312,910	91,078,805	520	35,776
Reinvestment of distributions	2,527,768	1,019,567	805	—
Cost of shares redeemed	(26,097,036)	(29,303,207)	(441)	(10,786)
Net increase in net assets from share transactions of beneficial interest	6,743,642	62,795,165	884	24,990
Total increase in net assets	63,204,902	80,356,880	2,503	25,601

Net Assets:
Beginning of period	415,607,223	335,250,343	25,601	—
End of period	$478,812,125	$415,607,223	$28,104	$25,601
Undistributed net investment income at end of period	$3,143,753	$2,590,508	$433	$443

Share Activity:
Shares Sold	2,443,117	7,978,713	49	3,555
Shares Reinvested	196,255	86,551	76	—
Shares Redeemed	(2,075,166)	(2,523,709)	(41)	(1,058)
Net increase in shares of beneficial interest outstanding	564,206	5,541,555	84	2,497

*	Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio commenced operations on April 29, 2016.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Changes in Net Assets (Continued)

	Global Atlantic Wilshire Dynamic Global		Global Atlantic Wilshire Dynamic Growth
	Allocation Portfolio		Allocation Portfolio
	Year Ended	Period Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,
	2017	2016*	2017	2016*
Increase (Decrease) in Net Assets:
From Operations:
Net investment income	$451	$375	$3,777	$1,036
Net realized gain on investments	59	140	906	42
Distributions of realized gains by underlying investment companies	156	301	3,157	450
Net change in unrealized appreciation/(depreciation) on investments	2,735	(28)	30,019	(1,445)
Net increase in net assets resulting from operations	3,401	788	37,859	83

From Distributions to Shareholders:
From Net Investment Income	(440)		(1,100)
From Net Realized Gains	(457)		(510)

Total distributions to shareholders	(897)	—	(1,610)	—

From Shares of Beneficial Interest:
Proceeds from shares sold	—	25,000	33,928	235,775
Reinvestment of distributions	897	—	1,610	—
Cost of shares redeemed	—	—	(2,722)	(26,016)
Net increase in net assets from share transactions of beneficial interest	897	25,000	32,816	209,759
Total increase in net assets	3,401	25,788	69,065	209,842

Net Assets:
Beginning of period	25,788	—	209,842	—
End of period	$29,189	$25,788	$278,907	$209,842
Undistributed net investment income at end of period	$434	$390	$3,789	$1,051

Share Activity:
Shares Sold	—	2,500	3,101	22,549
Shares Reinvested	82	—	140	—
Shares Redeemed	—	—	(240)	(2,509)
Net increase in shares of beneficial interest outstanding	82	2,500	3,001	20,040

*	Global Atlantic Wilshire Dynamic Global Allocation Portfolio and Global Atlantic Wilshire Dynamic Growth Allocation Portfolio commenced operations on April 29, 2016.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Changes in Net Assets (Continued)

	Global Atlantic Wilshire Dynamic Moderate
	Allocation Portfolio
	Year Ended	Period Ended
	December 31,	December 31,
	2017	2016*
Increase (Decrease) in Net Assets:
From Operations:
Net investment income	$494	$393
Net realized gain/(loss) on investments	125	70
Distributions of realized gains by underlying investment companies	272	356
Net change in unrealized appreciation (depreciation) on investments	2,488	22
Net increase in net assets resulting from operations	3,379	841

From Distributions to Shareholders:
From Net Investment Income	(458)
From Net Realized Gains	(429)

Total distributions to shareholders	(887)	—

From Shares of Beneficial Interest:
Proceeds from shares sold	40,487	25,000
Reinvestment of distributions	887
Cost of shares redeemed	(10,592)	—
Net increase in net assets from share transactions of beneficial interest	30,782	25,000
Total increase in net assets	33,274	25,841

Net Assets:
Beginning of period	25,841	—
End of period	$59,115	$25,841
Undistributed net investment income at end of period	$477	$408

Share Activity:
Shares Sold	3,663	2,500
Shares Reinvested	81	—
Shares Redeemed	(1,005)	—
Net increase in shares of beneficial interest outstanding	2,739	2,500

*	Global Atlantic Wilshire Dynamic Moderate Allocation Portfolio commenced operations on April 29, 2016.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic American Funds® Managed Risk Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class II Shares

	Year Ended	Year Ended	Year Ended	Year Ended		Period Ended
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014		December 31, 2013(a)
Net asset value, beginning of period	$10.64	$10.57	$10.86	$10.28		$10.00
Income from investment operations:
Net investment income (b,c)	0.15	0.15	0.18	0.32		0.29
Net realized and unrealized gain/(loss) on investments	1.35	0.45	(0.38)	0.27		(0.01	) (d)
Total income/(loss) from investment operations	1.50	0.60	(0.20)	0.59		0.28
Less distributions from:
Net investment income	(0.14)	(0.14)	(0.09)	(0.01)		—
Net realized gain	(0.02)	(0.39)	—	(0.00	) (h)	—
Total distributions from net investment income and net realized gains	(0.16)	(0.53)	(0.09)	(0.01)		—
Net asset value, end of period	$11.98	$10.64	$10.57	$10.86		$10.28
Total return (e)	14.16%	5.72%	(1.84)%	5.73%		2.80%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$240,415	$217,525	$191,162	$116,489		$6,474
Ratio of net expenses to average net assets (f)	0.86%	0.86%	0.86%	0.86%		0.86	% (i)
Ratio of gross expenses to average net assets (f,g)	1.27%	1.27%	1.27%	1.35%		5.00	% (i)
Ratio of net investment income to average net assets (c,f)	1.29%	1.37%	1.69%	2.96%		17.33	% (i)
Portfolio turnover rate	43%	35%	23%	35%		0	% (j,k)

(a)	Global Atlantic American Funds® Managed Risk Portfolio commenced operations on October 31, 2013.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Realized and unrealized losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to the share transactions for the period.

(e)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(f)	Does not include the expenses of the investment companies in which the Portfolio invests.

(g)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(h)	Amount represents less than $0.005.

(i)	Annualized.

(j)	Not annualized.

(k)	Amount represents less than 0.5%.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic Balanced Managed Risk Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class II Shares

	Year Ended	Year Ended	Year Ended	Year Ended		Period Ended
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014		December 31, 2013(a)
Net asset value, beginning of period	$10.95	$10.66	$10.82	$10.19		$10.00
Income from investment operations:
Net investment income (b,c)	0.13	0.13	0.13	0.18		0.09
Net realized and unrealized gain/(loss) on investments	1.16	0.25	(0.25)	0.45		0.10
Total income/(loss) from investment operations	1.29	0.38	(0.12)	0.63		0.19
Less distributions from:
Net investment income	(0.15)	(0.09)	(0.04)	(0.00	) (g)	—
Net realized gain	—	—	—	(0.00	) (g)	—
Total distributions from net investment income and net realized gains	$(0.15)	(0.09)	(0.04)	(0.00	) (g)	—
Net asset value, end of period	$12.09	$10.95	$10.66	$10.82		$10.19
Total return (d)	11.80%	3.55%	(1.10)%	6.20%		1.90%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$95,893	$101,046	$83,310	$47,400		$1,262
Ratio of net expenses to average net assets (e)	0.91%	0.91%	0.91%	0.91%		0.91	% (h)
Ratio of gross expenses to average net assets (e,f)	0.91%	0.92%	0.92%	0.97%		30.74	% (h)
Ratio of net investment income to average net assets (c,e)	1.14%	1.23%	1.16%	1.70%		5.12	% (h)
Portfolio turnover rate	49%	51%	32%	34%		1	% (i)

(a)	Global Atlantic Balanced Managed Risk Portfolio commenced operations on October 31, 2013.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(e)	Does not include the expenses of the investment companies in which the Portfolio invests.

(f)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(g)	Amount represents less than $0.005.

(h)	Annualized.

(i)	Not annualized.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class II Shares

	Year Ended	Year Ended	Year Ended	Year Ended		Period Ended
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014		December 31, 2013(a)
Net asset value, beginning of period	$9.04	$9.35	$10.27	$10.22		$10.00
Income from investment operations:
Net investment income/(loss) (b,c)	0.16	0.06	0.16	0.54		0.60
Net realized and unrealized gain/(loss) on investments	0.97	(0.06)	(0.52)	(0.47)		(0.38)
Total income (loss) from investment operations	1.13	0.00 (g)	(0.36)	0.07		0.22
Less distributions from:
Net investment income	(0.06)	(0.12)	(0.16)	(0.01)		—
Net realized gain	—	(0.19)	(0.40)	(0.01)		—
Total distributions from net investment income and net realized gains	(0.06)	(0.31)	(0.56)	(0.02)		—
Net asset value, end of period	$10.11	$9.04	$9.35	$10.27		$10.22
Total return (d)	12.54%	0.02%	(3.44)%	0.69%		2.20%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$285,869	$274,284	$272,598	$176,415		$8,428
Ratio of net expenses to average net assets (e)	0.57%	0.57%	0.57%	0.57%		0.57	% (h)
Ratio of gross expenses to average net assets (e,f)	1.26%	1.27%	1.26%	1.35%		4.43	% (h)
Ratio of net investment income to average net assets (c,e)	1.66%	0.64%	1.61%	5.20%		35.20	% (h)
Portfolio turnover rate	1%	7%	1%	0	% (i)	0	% (i,j)

(a)	Global Atlantic BlackRock Global Allocation Managed Risk Portfolio commenced operations on October 31, 2013.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(e)	Does not include the expenses of the investment companies in which the Portfolio invests.

(f)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(g)	Amount represents less than $0.005.

(h)	Annualized.

(i)	Not annualized.

(j)	Amount represents less than 0.5%.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class II Shares

	Year Ended		Year Ended	Year Ended	Period Ended
	December 31, 2017		December 31, 2016	December 31, 2015	December 31, 2014 (a)
Net asset value, beginning of period	$10.64		$9.78	$10.57	$10.00
Income from investment operations:
Net investment income (b,c)	0.12		0.13	0.12	0.15
Net realized and unrealized gain (loss) on investments	1.48		0.81	(0.87)	0.42
Total income (loss) from investment operations	1.60		0.94	(0.75)	0.57
Less distributions from:
Net investment income	(0.11)		(0.08)	(0.04)	—
Net asset value, end of period	$12.13		$10.64	$9.78	$10.57
Total return (d)	15.14%		9.60%	(7.09)%	5.70%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$302,607		$236,401	$162,144	$87,956
Ratio of net expenses to average net assets (e)	1.13%		1.08%	1.08%	1.08	% (g)
Ratio of gross expenses to average net assets (e,f)	1.24%		1.22%	1.21%	1.24	% (g)
Ratio of net investment income to average net assets (c,e)	1.04%		1.22%	1.13%	2.22	% (g)
Portfolio turnover rate	43	% (h)	3%	3%	2	% (i)

(a)	Global Atlantic Franklin Dividend and Income Managed Risk Portfolio commenced operations on April 30, 2014.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(e)	Does not include the expenses of the investment companies in which the Portfolio invests.

(f)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(g)	Annualized.

(h)	The portfolio turnover rate excludes mortgage dollar roll transactions for the year ended December 31, 2017. If these were included in the calculation, the turnover percentage would be 55%. See Note 3 in the accompanying notes to financial statements.

(i)	Not annualized.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class II Shares

	Year Ended	Year Ended		Period Ended
	December 31, 2017	December 31, 2016		December 31, 2015 (a)
Net asset value, beginning of period	$9.87	$9.48		$10.00
Income from investment operations:
Net investment income (b,c)	0.04	0.04		0.01
Net realized and unrealized gain/(loss) on investments	0.75	0.35		(0.53)
Total income/(loss) from investment operations	0.79	0.39		(0.52)
Less distributions from:
Net investment income	(0.03)	(0.00	) (d)	(0.00	) (d)
Net asset value, end of period	$10.63	$9.87		$9.48
Total return (e)	8.04%	4.12%		(5.17)%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$34,626	$30,792		$16,249
Ratio of expenses to average net assets (f)	1.16%	1.16%		1.16	% (h)
Ratio of gross expenses to average net assets (f,g)	1.21%	1.21%		1.22	% (h)
Ratio of net investment income to average net assets (c,f)	0.37%	0.43%		0.10	% (h)
Portfolio turnover rate	241%	101%		14	% (i)

(a)	Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio commenced operations on April 30, 2015.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Amount represents less than $0.005.

(e)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(f)	Does not include the expenses of the investment companies in which the Portfolio invests.

(g)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(h)	Annualized.

(i)	Not annualized.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic Growth Managed Risk Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class II Shares

	Year Ended		Year Ended		Year Ended		Period Ended
	December 31, 2017		December 31, 2016		December 31, 2015		December 31, 2014 (a)
Net asset value, beginning of period	$10.03		$9.91		$10.49		$10.00
Income from investment operations:
Net investment income (b,c)	0.11		0.13		0.13		0.13
Net realized and unrealized gain (loss) on investments	1.65		0.09		(0.68)		0.36
Total income (loss) from investment operations	1.76		0.22		(0.55)		0.49
Less distributions from:
Net investment income	(0.15)		(0.10)		(0.03)		—
Net asset value, end of period	$11.64		$10.03		$9.91		$10.49
Total return (d)	17.61%		2.23%		(5.23)%		4.90%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$489,447		$467,767		$461,355		$260,758
Ratio of net expenses to average net assets (e)	0.91%		0.91%		0.91%		0.90	% (g)
Ratio of gross expenses to average net assets (e)	0.91	% (f)	0.92	% (f)	0.92	% (f)	0.90	% (g)
Ratio of net investment income to average net assets (c,e)	1.04%		1.32%		1.22%		1.83	% (g)
Portfolio turnover rate	51%		59%		23%		9	% (h)

(a)	Global Atlantic Growth Managed Risk Portfolio commenced operations on April 30, 2014.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(e)	Does not include the expenses of the investment companies in which the Portfolio invests.

(f)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(g)	Annualized.

(h)	Not annualized.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic Moderate Growth Managed Risk Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class II Shares

	Year Ended		Year Ended		Year Ended		Period Ended
	December 31, 2017		December 31, 2016		December 31, 2015		December 31, 2014 (a)
Net asset value, beginning of period	$10.52		$10.20		$10.50		$10.00
Income from investment operations:
Net investment income (b,c)	0.12		0.13		0.13		0.13
Net realized and unrealized gain (loss) on investments	1.40		0.28		(0.40)		0.37
Total income (loss) from investment operations	1.52		0.41		(0.27)		0.50
Less distributions from:
Net investment income	(0.14)		(0.09)		(0.03)		—
Net asset value, end of period	$11.90		$10.52		$10.20		$10.50
Total return (d)	14.47%		4.05%		(2.57)%		5.00%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$153,178		$142,389		$127,725		$64,987
Ratio of net expenses to average net assets (e)	0.91%		0.91%		0.91%		0.91	% (g)
Ratio of gross expenses to average net assets (e)	0.91	% (f)	0.92	% (f)	0.92	% (f)	0.91	% (g)
Ratio of net investment income to average net assets (c,e)	1.09%		1.26%		1.21%		1.82	% (g)
Portfolio turnover rate	52%		59%		21%		11	% (h)

(a)	Global Atlantic Moderate Growth Managed Risk Portfolio commenced operations on April 30, 2014.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(e)	Does not include the expenses of the investment companies in which the Portfolio invests.

(f)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(g)	Annualized.

(h)	Not annualized.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic Motif Aging of America Portfolio

Selected data based on a share outstanding throughout the period indicated.

	Class II Shares

	Year Ended	Period Ended
	December 31, 2017	December 31, 2016 (a)
Net asset value, beginning of period	$9.34	$10.00
Income from investment operations:
Net investment income (b,c)	0.04	0.02
Net realized and unrealized gain/(loss) on investments	2.10	(0.68)
Total income/(loss) from investment operations	2.14	(0.66)
Less distributions from:
Net investment income	(0.03)	—
Net realized gain	(0.17)	—
Total distributions from net investment income and net realized gains	(0.20)	—
Net asset value, end of period	$11.28	$9.34
Total return (d)	22.96%	(6.60)%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$115	$93
Ratio of net expenses to average net assets (e)	1.01%	1.02	% (f)
Ratio of net investment income to average net assets (c,e)	0.39%	0.51	% (f)
Portfolio turnover rate	41%	22	% (g)

(a)	Global Atlantic Motif Aging of America Portfolio commenced operations on July 29, 2016.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized.

(e)	Does not include the expenses of the investment companies in which the Portfolio invests.

(f)	Annualized.

(g)	Not annualized.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic Motif Real Estate Trends Portfolio

Selected data based on a share outstanding throughout the period indicated.

	Class II Shares
		Period Ended
	Year Ended	December 31,
	December 31, 2017	2016(a)
Net asset value, beginning of period	$9.28	$10.00
Income from investment operations:
Net investment income (b,c)	0.13	0.06
Net realized and unrealized gain/(loss) on investments	0.66	(0.78)
Total income/(loss) from investment operations	0.79	(0.72)
Less distributions from:
Net investment income	(0.07)	—
Net realized gain	(0.03)	—
Total distributions from net investment income and net realized gains	(0.10)
Net asset value, end of period	$9.97	$9.28
Total return (d)	8.58%	(7.20)%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$101	$93
Ratio of net expenses to average net assets (e)	1.01%	1.02	% (f)
Ratio of net investment income to average net assets (c,e)	1.37%	1.56	% (f)
Portfolio turnover rate	13%	8	% (g)

(a)	Global Atlantic Motif Real Estate Trends Portfolio commenced operations on July 29, 2016.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized.

(e)	Does not include the expenses of the investment companies in which the Portfolio invests.

(f)	Annualized.

(g)	Not annualized.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic Motif Technological Innovations Portfolio

Selected data based on a share outstanding throughout the period indicated.

	Class II Shares
		Period Ended
	Year Ended	December 31,
	December 31, 2017	2016(a)
Net asset value, beginning of period	$9.94	$10.00
Income from investment operations:
Net investment loss (b,c)	(0.08)	(0.03)
Net realized and unrealized gain/(loss) on investments	4.35	(0.03)
Total income/(loss) from investment operations	4.27	(0.06)
Less distributions from:
Net realized gain	(0.16)	—
Total distributions from net investment income and net realized gains	(0.16)	—
Net asset value, end of period	$14.05	$9.94
Total return (d)	43.09%	(0.60)%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$142	$99
Ratio of net expenses to average net assets (e)	1.01%	1.01	% (f)
Ratio of net investment loss to average net assets (c,e)	(0.66)%	(0.59	)% (f)
Portfolio turnover rate	26%	15	% (g)

(a)	Global Atlantic Motif Technological Innovations Portfolio commenced operations on July 29, 2016.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized.

(e)	Does not include the expenses of the investment companies in which the Portfolio invests.

(f)	Annualized.

(g)	Not annualized.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic PIMCO Tactical Allocation Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class II Shares

	Year Ended	Year Ended	Period Ended
	December 31, 2017	December 31, 2016	December 31, 2015 (a)
Net asset value, beginning of period	$9.73	$9.45	$10.00
Income from investment operations:
Net investment income (b,c)	0.09	0.11	0.04
Net realized and unrealized gain/(loss) on investments	1.34	0.26	(0.51)
Total income/(loss) from investment operations	1.43	0.37	(0.47)
Less distributions from:
Net investment income	(0.04)	(0.09)	(0.08)
Net asset value, end of period	$11.12	$9.73	$9.45
Total return (d)	14.66%	3.91%	(4.72)%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$25,496	$20,356	$13,215
Ratio of net expenses to average net assets (e)	1.14%	1.14%	1.14	% (g)
Ratio of gross expenses to average net assets (e,f)	1.21%	1.21%	1.22	% (g)
Ratio of net investment income to average net assets (c,e)	0.83%	1.15%	0.61	% (g)
Portfolio turnover rate (i)	403%	66%	128	% (h)

(a)	Global Atlantic PIMCO Tactical Allocation Portfolio commenced operations on April 30, 2015.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(e)	Does not include the expenses of the investment companies in which the Portfolio invests.

(f)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(g)	Annualized.

(h)	Not annualized.

(i)	The portfolio turnover rates excludes mortgage dollar roll transactions for the year ended December 31, 2017, year ended December 31, 2016 and period ended December 31, 2015. If these were included in the calculation, the turnover percentage would be 455%, 304% and 220%, respectively. See Note 3 in the accompanying notes to financial statements.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic Select Advisor Managed Risk Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class II Shares

	Year Ended	Year Ended	Year Ended	Year Ended		Period Ended
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014		December 31, 2013(a)
Net asset value, beginning of period	$11.04	$10.62	$10.97	$10.24		$10.00
Income from investment operations:
Net investment income (b,c)	0.11	0.14	0.15	0.17		0.04
Net realized and unrealized gain/(loss) on investments	1.55	0.40	(0.46)	0.56		0.20
Total income/(loss) from investment operations	1.66	0.54	(0.31)	0.73		0.24
Less distributions from:
Net investment income	(0.15)	(0.12)	(0.04)	(0.00	) (g)	—
Net asset value, end of period	$12.55	$11.04	$10.62	$10.97		$10.24
Total return (d)	15.06%	5.10%	(2.81)%	7.14%		2.40%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$119,995	$110,443	$105,716	$51,597		$2,415
Ratio of net expenses to average net assets (e)	0.63%	0.63%	0.63%	0.63%		0.63	% (h)
Ratio of gross expenses to average net assets (e,f)	1.26%	1.27%	1.26%	1.37%		14.77	% (h)
Ratio of net investment income to average net assets (c,e)	0.95%	1.26%	1.42%	1.59%		2.06	% (h)
Portfolio turnover rate	36%	45%	21%	18%		0	% (i,j)

(a)	Global Atlantic Select Advisor Managed Risk Portfolio commenced operations on October 31, 2013.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(e)	Does not include the expenses of the investment companies in which the Portfolio invests.

(f)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(g)	Amount represents less than $0.005.

(h)	Annualized.

(i)	Not annualized.

(j)	Amount represents less than 0.5%.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic Wellington Research Managed Risk Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class II Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013(a)
Net asset value, beginning of period	$11.82	$11.32	$11.25	$10.31	$10.00
Income from investment operations:
Net investment income (b,c)	0.09	0.08	0.06	0.04	0.01
Net realized and unrealized gain on investments	1.56	0.42	0.03 (d)	0.92	0.30
Total income from investment operations	1.65	0.50	0.09	0.96	0.31
Less distributions from:
Net investment income	(0.07)	—	(0.01)	(0.01)	—
Net realized gain	—	—	(0.01)	(0.01)	—
Total distributions from net investment income and net realized gains	(0.07)	—	(0.02)	(0.02)	—
Net asset value, end of period	$13.40	$11.82	$11.32	$11.25	$10.31
Total return (e)	13.99%	4.68%	0.75%	9.29%	3.10%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$478,812	$415,607	$335,250	$88,909	$22,424
Ratio of net expenses to average net assets (f)	1.20%	1.20%	1.20%	1.20%	1.20	% (h)
Ratio of gross expenses to average net assets (f,g)	1.21%	1.21%	1.21%	1.38%	1.62	% (h)
Ratio of net investment income to average net assets (c,f)	0.68%	0.65%	0.49%	0.35%	0.66	% (h)
Portfolio turnover rate (i)	67%	71%	91%	120%	14	% (j)

(a)	Global Atlantic Wellington Research Managed Risk Portfolio commenced operations on October 31, 2013.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Realized and unrealized losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to the share transactions for the period.

(e)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(f)	Does not include the expenses of the investment companies in which the Portfolio invests.

(g)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(h)	Annualized.

(i)	The portfolio turnover rates excludes mortgage dollar roll transactions for the periods or years ended December 31, 2017, December 31, 2016, December 31, 2015, December 31, 2014 and December 31, 2013. If these were included in the calculation the turnover percentage would be 106%, 120%, 175%, 188% and 19%, respectively. See Note 3 in the accompanying notes to financial statements.

(j)	Not annualized.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio

Selected data based on a share outstanding throughout the period indicated.

	Class II Shares
		Period Ended
	Year Ended	December 31,
	December 31, 2017	2016(a)
Net asset value, beginning of period	$10.25	$10.00
Income from investment operations:
Net investment income (b,c)	0.18	0.17
Net realized and unrealized gain on investments	0.78	0.08
Total income from investment operations	0.96	0.25
Less distributions from:
Net investment income	(0.20)	—
Net realized gain	(0.12)	—
Total distributions from net investment income and net realized gains	(0.32)	—
Net asset value, end of period	$10.89	$10.25
Total return (d)	9.45%	2.50%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$28	$26
Ratio of net expenses to average net assets (e)	0.72%	0.73	% (f)
Ratio of net investment income to average net assets (c,e)	1.68%	2.53	% (f)
Portfolio turnover rate	39%	21	% (g)

(a)	Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio commenced operations on April 29, 2016.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized.

(e)	Does not include the expenses of the investment companies in which the Portfolio invests.

(f)	Annualized.

(g)	Not annualized.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic Wilshire Dynamic Global Allocation Portfolio

Selected data based on a share outstanding throughout the period indicated.

	Class II Shares
		Period Ended
	Year Ended	December 31,
	December 31, 2017	2016(a)
Net asset value, beginning of period	$10.32	$10.00
Income from investment operations:
Net investment income (b,c)	0.18	0.15
Net realized and unrealized gain on investments	1.16	0.17
Total income from investment operations	1.34	0.32
Less distributions from:
Net investment income	(0.18)	—
Net realized gain	(0.18)	—
Total distributions from net investment income and net realized gains	(0.36)	—
Net asset value, end of period	$11.30	$10.32
Total return (d)	13.09%	3.20%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$29	$26
Ratio of net expenses to average net assets (e)	0.72%	0.73	% (f)
Ratio of net investment income to average net assets (c,e)	1.63%	2.22	% (f)
Portfolio turnover rate	45%	41	% (g)

(a)	Global Atlantic Wilshire Dynamic Global Allocation Portfolio commenced operations on April 29, 2016.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized.

(e)	Does not include the expenses of the investment companies in which the Portfolio invests.

(f)	Annualized.

(g)	Not annualized.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic Wilshire Dynamic Growth Allocation Portfolio

Selected data based on a share outstanding throughout the period indicated.

	Class II Shares
		Period Ended
	Year Ended	December 31,
	December 31, 2017	2016(a)
Net asset value, beginning of period	$10.47	$10.00
Income from investment operations:
Net investment income (b,c)	0.17	0.28
Net realized and unrealized gain on investments	1.53	0.19
Total income from investment operations	1.70	0.47
Less distributions from:
Net investment income	(0.05)	—
Net realized gain	(0.02)	—
Total distributions from net investment income and net realized gains	(0.07)	—
Net asset value, end of period	$12.10	$10.47
Total return (d)	16.37%	4.70%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$279	$210
Ratio of net expenses to average net assets (e)	0.72%	0.72	% (f)
Ratio of net investment income to average net assets (c,e)	1.50%	4.05	% (f)
Portfolio turnover rate	33%	17	% (g)

(a)	Global Atlantic Wilshire Dynamic Growth Allocation Portfolio commenced operations on April 29, 2016.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized.

(e)	Does not include the expenses of the investment companies in which the Portfolio invests.

(f)	Annualized.

(g)	Not annualized.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic Wilshire Dynamic Moderate Allocation Portfolio

Selected data based on a share outstanding throughout the period indicated.

	Class II Shares
		Period Ended
	Year Ended	December 31,
	December 31, 2017	2016(a)
Net asset value, beginning of period	$10.34	$10.00
Income from investment operations:
Net investment income (b,c)	0.19	0.16
Net realized and unrealized gain on investments	1.10	0.18
Total income from investment operations	1.29	0.34
Less distributions from:
Net investment income	(0.18)	—
Net realized gain	(0.17)	—
Total distributions from net investment income and net realized gains	(0.35)	—
Net asset value, end of period	$11.28	$10.34
Total return (d)	12.65%	3.40%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$59	$26
Ratio of net expenses to average net assets (e)	0.72%	0.73	% (f)
Ratio of net investment income to average net assets (c,e)	1.72%	2.32	% (f)
Portfolio turnover rate	35%	27	% (g)

(a)	Global Atlantic Wilshire Dynamic Moderate Allocation Portfolio commenced operations on April 29, 2016.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized.

(e)	Does not include the expenses of the investment companies in which the Portfolio invests.

(f)	Annualized.

(g)	Not annualized.

See accompanying notes to financial statements.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS
December 31, 2017

1.	ORGANIZATION

The Global Atlantic Portfolios, (each, a “Portfolio”, and collectively, the “Portfolios”) are comprised of thirty different actively managed portfolios, seventeen of which are included in this report. Each Portfolio is a series of shares of beneficial interest of Forethought Variable Insurance Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Portfolio Name	Commencement Date	Investment Objective
Global Atlantic American Funds® Managed Risk Portfolio	October 31, 2013	Capital appreciation and income while seeking to manage volatility.
Global Atlantic Balanced Managed Risk Portfolio	October 31, 2013	Capital appreciation and income while seeking to manage volatility.
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	October 31, 2013	Capital appreciation and income while seeking to manage volatility.
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	April 30, 2014	Capital appreciation and income while seeking to manage volatility.
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	April 30, 2015	Capital appreciation and income while seeking to manage volatility.
Global Atlantic Growth Managed Risk Portfolio	April 30, 2014	Capital appreciation and income while seeking to manage volatility.
Global Atlantic Moderate Growth Managed Risk Portfolio	April 30, 2014	Capital appreciation and income while seeking to manage volatility.
Global Atlantic Motif Aging of America Portfolio	July 29, 2016	Long-term capital appreciation.
Global Atlantic Motif Real Estate Trends Portfolio	July 29, 2016	Long-term capital appreciation and income.
Global Atlantic Motif Technological Innovations Portfolio	July 29, 2016	Long-term capital appreciation.
Global Atlantic PIMCO Tactical Allocation Portfolio	April 30, 2015	Capital appreciation and income while seeking to manage volatility.
Global Atlantic Select Advisor Managed Risk Portfolio	October 31, 2013	Capital appreciation and income while seeking to manage volatility.
Global Atlantic Wellington Research Managed Risk Portfolio	October 31, 2013	Capital appreciation and income while seeking to manage volatility.
Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio	April 29, 2016	Current income and long-term capital appreciation.
Global Atlantic Wilshire Dynamic Global Allocation Portfolio	April 29, 2016	Long-term capital appreciation and current income.
Global Atlantic Wilshire Dynamic Growth Allocation Portfolio	April 29, 2016	Long-term capital appreciation.
Global Atlantic Wilshire Dynamic Moderate Allocation Portfolio	April 29, 2016	Long-term capital appreciation and current income.

The Global Atlantic American Funds® Managed Risk Portfolio, Global Atlantic Balanced Managed Risk Portfolio, Global Atlantic BlackRock Global Allocation Managed Risk Portfolio, Global Atlantic Franklin Dividend and Income Managed Risk Portfolio, Global Atlantic Growth Managed Risk Portfolio, Global Atlantic Moderate Growth Managed Risk Portfolio, Global Atlantic PIMCO Tactical Allocation Portfolio, Global Atlantic Select Advisor Managed Risk Portfolio and Global Atlantic Wellington Research Managed Risk Portfolio are diversified series of the Trust; all other Portfolios are non-diversified. Certain of the Portfolios operate as “fund of funds.” A “fund of funds” typically invests in multiple underlying funds and the level of its interest in any particular underlying fund may fluctuate. The Portfolios are intended to be funding vehicles for variable annuity contracts offered by the separate accounts of Forethought Life Insurance Company. The assets of each Portfolio are segregated and a shareholder’s interest is limited to the Portfolio in which shares are held. Each Portfolio pays its own expenses.

The Portfolios currently offer Class II shares at net asset value.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

References herein to a Portfolio’s investment in a particular instrument include direct investments and indirect investments through investment companies such as open-end funds (mutual funds), exchange-traded funds, and closed-end funds, as applicable.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Portfolios in preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Futures and future options are valued at the final settle price or, in the absence of a settle price, at the last sale price on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost to the extent it is determined that amortized cost approximates fair value. Investments in open-end investment companies are valued at net asset value, as discussed in more detail below.

Valuation of Investment Companies – The Portfolios may invest in one or more portfolios of open-end investment companies (the “underlying fund” or “underlying funds”). Each underlying fund is valued at its respective net asset values as reported by such investment company. Each underlying fund values securities in its portfolio for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value based on the methods established by each underlying fund’s board(s) of trustees.

Exchange-Traded Funds – The Portfolios may invest in passive exchange-traded funds (“ETF”). An ETF is a type of index fund that is bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Portfolios may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although the lack of liquidity in an ETF could result in it being more volatile than the underlying securities, which may result in the Portfolio paying significantly more or receiving significantly less for ETF shares than the value of the relevant underlying securities. Additionally, ETFs have fees and expenses that increase the cost of investing in the ETF versus the costs of owning the underlying securities directly.

Illiquid Securities – The Portfolios may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the valuation procedures approved by the Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a Fair Value Committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Global Atlantic Investment Advisors, LLC (the “Adviser”) and/or Sub-Adviser. The Fair Value Committee may also include the Trust’s Chief Compliance Officer and may enlist third party consultants or advisers (such as an accounting firm or fair value pricing specialist) on an as-needed basis to assist in determining a security-specific fair value or valuation method. The Board reviews and approves the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

Fair Value Committee and Valuation Process – As noted above, the Fair Value Committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Adviser and/or Sub-adviser. The Fair Value Committee may also include the Trust’s Chief Compliance Officer and may enlist third party consultants or advisers (such as an accounting firm or fair value pricing specialist) on an as-needed basis to assist in determining a security-specific fair value or valuation method. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are not readily available on a particular business day (including, without limitation, securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the opinion of the Adviser or Sub-Adviser, the prices or values available do not represent the fair value of the instrument (factors which may cause the Adviser or sub-adviser to make such a judgment include, but are not limited to, the following: the availability of only a bid price or an ask price; the spread between bid and ask prices; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets or regulators, such as the suspension or limitation of trading); (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) subsequent to the determination of the closing price reported on the principal exchange on which the securities are traded, but prior to the relevant Portfolio’s calculation of its net asset value (“NAV”); and (v) mutual funds that do not provide timely NAV information. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the Adviser or Sub-adviser valuation based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the Adviser or Sub-Adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of restricted or illiquid securities using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Portfolio’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights as well as any estimation of the cost of registration or otherwise qualifying the security for public sale, including commissions; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; (xi) the market value of any securities into which the security is convertible or exchangeable; (xii) the security’s embedded option values; and (xiii) information about the financial condition of the issuer and its prospects.

Each Portfolio utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolio has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2017 for each Portfolio’s investments measured at fair value:

Global Atlantic American Funds® Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Variable Insurance Trusts	$228,758,199	$—	$—	$228,758,199
Short-Term Investment	11,842,322	—	—	11,842,322
Total	$240,600,521	$—	$—	$240,600,521

Global Atlantic Balanced Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$91,274,212	$—	$—	$91,274,212
Short-Term Investment	4,751,454	—	—	4,751,454
Total	$96,025,666	$—	$—	$96,025,666

Global Atlantic BlackRock Global Allocation Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Variable Insurance Trust	$266,930,077	$—	$—	$266,930,077
Short-Term Investment	19,127,206	—	—	19,127,206
Total	$286,057,283	$—	$—	$286,057,283

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$213,912,515	$—	$—	$213,912,515
Asset Backed Securities	—	12,485,531	—	12,485,531
Corporate Bonds	—	27,752,859	—	27,752,859
Municipal Bond	—	90,002	—	90,002
Term Loans	—	2,434,585	—	2,434,585
Agency Mortgage Backed Securities	—	17,252,032	—	17,252,032
Sovereign Debt	—	503,284	—	503,284
U.S. Treasury Securities	—	9,769,341	—	9,769,341
Short-Term Investment	21,762,241	—	—	21,762,241
Swap Contracts	—	21,594	—	21,594
Total	$235,674,756	$70,309,228	$—	$305,983,984

Liabilities	Level 1	Level 2	Level 3	Total
Securities Sold Short	$—	$837,357	$—	$837,357
Futures Contracts *	34,244	—	—	34,244
Forward Foreign Currency Contracts	—	38,192	—	38,192
Total	$34,244	$875,549	$—	$909,793

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$11,706,413	$—	$—	$11,706,413
U.S. Treasury Note	—	9,832,578	—	9,832,578
Purchased Options	157,065	—	—	157,065
Short-Term Investments	12,456,621	—	—	12,456,621
Futures Contracts*	64,646	—	—	64,646
Total	$24,384,745	$9,832,578	$—	$34,217,323

Liabilities	Level 1	Level 2	Level 3	Total
Written Options	$8,048	$—	$—	$8,048
Total	$8,048	$—	$—	$8,048

Global Atlantic Growth Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$466,099,094	$—	$—	$466,099,094
Short-Term Investment	23,767,344	—	—	23,767,344
Total	$489,866,438	$—	$—	$489,866,438

Global Atlantic Moderate Growth Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$145,800,060	$—	$—	$145,800,060
Short-Term Investment	7,670,227	—	—	7,670,227
Total	$153,470,287	$—	$—	$153,470,287

Global Atlantic Motif Aging of America Portfolio

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$114,271	$—	$—	$114,271
Short-Term Investment	567	—	—	567
Total	$114,838	$—	$—	$114,838

Global Atlantic Motif Real Estate Trends Portfolio

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$99,491	$—	$—	$99,491
Short-Term Investment	961	—	—	961
Total	$100,452	$—	$—	$100,452

Global Atlantic Motif Technological Innovations Portfolio

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$141,388	$—	$—	$141,388
Short-Term Investment	836	—	—	836
Total	$142,224	$—	$—	$142,224

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

Global Atlantic PIMCO Tactical Allocation Portfolio

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$7,630,898	$—	$—	$7,630,898
Asset Backed Securities	—	753,947	—	753,947
Corporate Bonds	—	2,406,323	—	2,406,323
Municipal Bond	—	33,321	—	33,321
Certificate of Deposit	—	100,102	—	100,102
Agency Mortgage Backed Securities	—	4,942,219	—	4,942,219
Collateralized Mortgage Obligations	—	722,215	—	722,215
Commercial Mortgage Backed Securities	—	139,896	—	139,896
U.S. Treasury Securities	—	10,996,961	—	10,996,961
Purchased Options on Indices	246,180	—	—	246,180
Purchased Options on Futures	2,873	—	—	2,873
Short-Term Investments	716,113	2,198,676	—	2,914,789
Futures Contracts *	106,372	—	—	106,372
Swap Contracts	—	119,224	—	119,224
Total	$8,702,436	$22,412,884	$—	$31,115,320

Liabilities	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts	$—	$6,459	$—	6,459
Total	$—	$6,459	$—	$6,459

Global Atlantic Select Advisor Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$20,554,200	$—	$—	$20,554,200
Variable Insurance Trusts	34,184,331	59,378,739	—	93,563,070
Short-Term Investment	5,763,048	—	—	5,763,048
Total	$60,501,579	$59,378,739	$—	$119,880,318

Global Atlantic Wellington Research Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$306,869,206	$—	$—	$306,869,206
Preferred Stock	—	79,140	—	79,140
Asset Backed Securities	—	19,078,988	—	19,078,988
Corporate Bonds	—	58,630,345	—	58,630,345
Collateralized Mortgage Obligations	—	899,256	—	899,256
Commercial Mortgage Backed Securities	—	6,570,327	—	6,570,327
Agency Mortgage Backed Securities	—	35,925,854	—	35,925,854
Municipal Securities	—	5,493,145	—	5,493,145
Sovereign Debt	—	2,623,197	—	2,623,197
U.S. Treasury Securities	—	23,318,497	—	23,318,497
Warrants	—	68,404	—	68,404
Short-Term Investments	35,725,665	—	—	35,725,665
Futures Contracts*	38,717	—	—	38,717
Total	$342,633,588	$152,687,153	$—	$495,320,741

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$15,467	$—	$—	$15,467
Variable Insurance Trusts	5,031	7,516	—	12,547
Short-Term Investment	103	—	—	103
Total	$20,601	$7,516	$—	$28,117

Global Atlantic Wilshire Dynamic Global Allocation Portfolio

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$19,359	$—	$—	$19,359
Variable Insurance Trusts	5,535	3,990	—	9,525
Short-Term Investment	322	—	—	322
Total	$25,216	$3,990	$—	$29,206

Global Atlantic Wilshire Dynamic Growth Allocation Portfolio

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$157,575	$—	$—	$157,575
Variable Insurance Trusts	66,667	52,523	—	119,190
Short-Term Investment	2,330	—	—	2,330
Total	$226,572	$52,523	$—	$279,095

Global Atlantic Wilshire Dynamic Moderate Allocation Portfolio

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$31,405	$—	$—	$31,405
Variable Insurance Trusts	14,183	12,887	—	27,070
Short-Term Investment	661	—	—	661
Total	$46,249	$12,887	$—	$59,136

*	Cumulative net appreciation/(depreciation) on futures contracts is reported in the above table.

The Portfolios did not hold any Level 3 securities during the period.

There were no transfers between levels for any Portfolio except the Global Atlantic Select Advisor Managed Risk Portfolio, Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio, Global Atlantic Wilshire Dynamic Global Allocation Portfolio, Global Atlantic Wilshire Dynamic Growth Allocation Portfolio and Global Atlantic Wilshire Dynamic Moderate Allocation Portfolio. Transfers that were made into Level 2 represent securities being fair valued using observable inputs, per the Valuation Policy. It is the Portfolios’ policy to record transfers between Level 1 and Level 2 at the end of the reporting period.

The following amounts were transfers in/(out) of Level 2 Assets:

Global Atlantic Select Advisor Managed Risk Portfolio
	Variable Insurance Trusts	Total
Transfers into Level 2 from Level 1	$59,378,739	$59,378,739
Transfers from Level 2 into Level 1	—	—
Net Transfer In/Out of Level 2	$59,378,739	$59,378,739

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio
	Variable Insurance Trusts	Total
Transfers into Level 2 from Level 1	$7,516	$7,516
Transfers from Level 2 into Level 1	—	—
Net Transfer In/Out of Level 2	$7,516	$7,516

Global Atlantic Wilshire Dynamic Global Allocation Portfolio
	Variable Insurance Trusts	Total
Transfers into Level 2 from Level 1	$2,897	$2,897
Transfers from Level 2 into Level 1	—	—
Net Transfer In/Out of Level 2	$2,897	$2,897

Global Atlantic Wilshire Dynamic Growth Allocation Portfolio
	Variable Insurance Trusts	Total
Transfers into Level 2 from Level 1	$52,523	$52,523
Transfers from Level 2 into Level 1	—	—
Net Transfer In/Out of Level 2	$52,523	$52,523

Global Atlantic Wilshire Dynamic Moderate Allocation Portfolio
	Variable Insurance Trusts	Total
Transfers into Level 2 from Level 1	$12,886	$12,886
Transfers from Level 2 into Level 1	—	—
Net Transfer In/Out of Level 2	$12,886	$12,886

Security Transactions and Related Income – Security transactions are accounted for on a trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on ex-date and are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset values per share of the Portfolios.

Cash and Cash Equivalents – Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with original maturities of three months or less. The Portfolios maintain deposits with a financial institution which are generally an amount that is in excess of federally insured limits.

Federal Income Tax – It is each Portfolio’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their taxable income and net realized gains to shareholders. Therefore, no Federal income tax provision is required.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

Each Portfolio will recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed each Portfolio’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in each Portfolio’s 2014, 2015 and 2016 tax returns or is expected to be taken in each Portfolio’s 2017 tax returns. Each Portfolio identified its major tax jurisdictions as U.S. Federal and foreign jurisdictions where the Portfolios make significant investments; however, the Portfolios are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Foreign Currency Translation – The accounting records of the Portfolios are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investments.

Forward Foreign Currency Contracts – As foreign securities are purchased, a Portfolio may enter into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks. A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. As foreign securities are sold, a portion of the contract is generally closed and the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses from contract transactions are included as a component of net realized gains/(losses) from forward foreign currency contracts in the statements of operations.

Options Transactions – The Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio and Global Atlantic PIMCO Tactical Allocation Portfolio are subject to equity price risk, interest rate risk and foreign currency risk in the normal course of pursuing their investment objectives and may purchase or sell options to help hedge against this risk. A Portfolio may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or securities indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. A call option for a particular security gives the purchaser of the option, in return for a premium, the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option for American options or only at expiration for European options, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option for American options or only at expiration for European options, regardless of the market price of the security.

Securities index options are put options and call options on various securities indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the securities index and the exercise price of the option expressed in dollars times a specified multiple. A securities index fluctuates with changes in the market value of the stocks included in the index.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

The Portfolios may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

For the year ended December 31, 2017, the change in unrealized appreciation on options contracts written by the Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio and the Global Atlantic PIMCO Tactical Allocation Portfolio was $36,244 and $0, respectively. For the year ended December 31, 2017, the Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio and the Global Atlantic PIMCO Tactical Allocation Portfolio had realized gains/(losses) of $(126,981) and $20,747, respectively, from option contracts written.

Futures Contracts – The Portfolios are subject to equity price risk in the normal course of pursuing their investment objectives. The Portfolios may sell futures contracts to hedge against market risk, foreign currency exchange rate risks, and to reduce return volatility. Futures are standardized, exchange-traded contracts that provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a securities index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and initial and variation margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position. The Portfolios may also buy or sell hedge instruments based on one or more market indices in an attempt to maintain the Portfolios’ volatility at a targeted level. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Portfolio’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, a Portfolio recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Portfolio’s basis in the contract. If a Portfolio were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Portfolio would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Each Portfolio segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract. These amounts are disclosed on the Statements of Assets and Liabilities as Deposits with Brokers when applicable. Risks may exceed amounts recognized in the Statements of Assets and Liabilities. With futures, there is minimal counterparty credit risk to a Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

For the year ended December 31, 2017, realized gains/(losses) and the change in unrealized appreciation (depreciation) on futures contracts as disclosed in the Statements of Operations, is as follows:

			Change in Unrealized
			Appreciation/
	Risk Type	Realized Gain/(Loss)	(Depreciation)
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	Interest Rate	$(267,119)	$(45,704)
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	Equity	$1,535,029	$138,287
Global Atlantic PIMCO Tactical Allocation Portfolio	Equity & Interest Rate	$1,762,955	$129,169
Global Atlantic Wellington Research Managed Risk Portfolio	Interest Rate	$(116,257)	$51,181

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

Swap Agreements – The Global Atlantic Franklin Dividend and Income Managed Risk Portfolio and the Global Atlantic PIMCO Tactical Allocation Portfolio are subject to equity price risk and/or interest rate risk in the normal course of pursuing their investment objectives. The Portfolios may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency), or credit risk. These are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments. In a standard over-the-counter (“OTC”) swap, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the “notional amount” (i.e., the return or increase in value of a particular dollar amount invested in a “basket” of securities, representing a particular index or industry sectors) of predetermined investments or instruments.

A Portfolio may enter into credit default swaps (“CDS”). CDS are two-party contracts that transfer credit exposure between the parties. One party (the “buyer”) receives credit protection and the other party (the “seller”) takes on credit risk. The buyer typically makes predetermined periodic payments to the seller in exchange for the seller’s commitment to purchase the underlying reference obligation if a defined credit event occurs, such as a default, bankruptcy or failure to pay interest or principal on a reference debt instrument, with respect to a specified issuer or one of the reference issuers in a CDS portfolio. If the defined credit event occurs, the seller must pay the agreed-upon value of a reference obligation to the counterparty or perform pursuant to the agreement. The buyer must then surrender the reference obligation to the seller. As a seller of credit protection in a CDS, a Portfolio would be liable for the notional amount of the swap.

The swaps in which a Portfolio may invest may be centrally-cleared or bi-laterally traded. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of a swap agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. A Portfolio amortizes upfront payments and/or accrues for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statement of Operations. Realized gains and losses from the decrease in notional value of the swap are recognized on trade date. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statement of Operations. A Portfolio segregates cash or liquid securities having a value at least equal to the amount of its current obligation under any swap transaction. Swap agreements involve, to varying degrees, lack of liquidity and elements of credit, market and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Each Portfolio’s maximum risk of loss from the counterparty credit risk is the discounted net value of the cash flow to be received from the counterparty over the contract’s remaining life, to be the extent that amount is positive.

Swaps may involve greater risks than direct investments in securities because swaps may be leveraged and, when traded in the OTC markets, are subject to counterparty risk, credit risk and pricing risk, each of which individually and collectively, may have a considerable impact on the performance of the Portfolio. CDS in particular may involve greater risks than investing in a referenced instrument directly. Swaps, especially those that are not exchange-traded, may also be considered illiquid. It may not be possible for a Portfolio to liquidate a swap position at an advantageous time or price, which may result in significant losses. Although central clearing and exchange-trading of swaps may decrease counterparty risk and increase market liquidity, exchange-trading and clearing does not make the contracts risk free, but rather, the primary credit risk on such contracts is the creditworthiness of the clearing broker or the clearinghouse.

The Portfolios use cash and certain securities as collateral to swap agreements as indicated on the Portfolio of Investments and Statements of Assets and Liabilities. Such collateral is held for the benefit of the counterparty in a segregated account to prevent non-payment by the Portfolios. If the counterparty defaults, the Portfolio may seek return of this collateral and incur certain costs exercising their rights to the collateral.

For the year ended December 31, 2017, the change in unrealized appreciation on swap contracts for the Global Atlantic Franklin Dividend and Income Managed Risk Portfolio and the Global Atlantic PIMCO Tactical Allocation Portfolio was $21,594 and $40,952, respectively. For the year ended December 31, 2017, the Global Atlantic Franklin Dividend and Income Managed Risk Portfolio and the Global Atlantic PIMCO Tactical Allocation Portfolio had realized gains/(losses) of $(3,445) and $87,465, respectively, from swap contracts.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

Offsetting of Financial Assets/Liabilities and Derivative Assets/Liabilities

The following tables present certain of the Portfolios’ asset/liability derivatives available for offset under a master netting arrangement net of collateral pledged as of December 31, 2017.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Assets
						Gross Amounts Not Offset in
						the Statement of Assets &
						Liabilities
	Gross		Gross Amounts		Net Amounts of Assets
	Amounts of		Offset in the		Presented in the		Cash
	Recognized		Statement of Assets &		Statement of Assets &	Financial	Collateral
Description	Assets		Liabilities		Liabilities	Instruments	Pledged		Net Amount
Forward Foreign Currency Contracts
JPMorgan	$11,217	(1)	$(8,218	) (1)	$2,999	$—	$2,999	(2)	$—
Swap Contracts
Citibank NA	57,893	(1)	(37,585	) (1)	20,308	—	20,308	(2)	—
JPMorgan	13,720	(1)	(12,434	) (1)	1,286	—	1,286	(2)	—
Total	$82,830		$(58,237)		$24,593	$—	$24,593		$—

						Gross Amounts Not Offset in
						the Statement of Assets &
Liabilities						Liabilities
	Gross		Gross Amounts		Net Amounts of Liabilities
	Amounts of		Offset in the		Presented in the		Cash
	Recognized		Statement of Assets &		Statement of Assets &	Financial	Collateral
Description	Liabilities		Liabilities		Liabilities	Instruments	Pledged		Net Amount
Futures Contracts	$36,471	(1)	$(2,227	) (1)	$34,244	$—	$34,244	(2)	$—

Forward Foreign Currency Contracts
Citibank NA	877	(1)	—	(1)	877	—	877	(2)	—
Deutsche Bank	63,032	(1)	(22,718	) (1)	40,314	—	40,314	(2)	—
Total	$100,380		$(24,945)		$75,435	$—	$75,435		$—

(1)	Gross unrealized appreciation and depreciation as presented in the Portfolio of Investments.

(2)	The amount is limited to the net derivative balance and, accordingly, does not include excess collateral pledged of $227,902 for swap contracts or $126,126 for futures contracts.

Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio

Assets
						Gross Amounts Not Offset in
						the Statement of Assets &
						Liabilities
	Gross		Gross Amounts		Net Amounts of Assets
	Amounts of		Offset in the		Presented in the		Cash
	Recognized		Statement of Assets		Statement of Assets &	Financial	Collateral
Description	Assets		& Liabilities		Liabilities	Instruments	Pledged		Net Amount
Futures Contracts	$64,646	(1)	$—	(1)	$64,646	$—	$64,646	(2)	$—
Total	$64,646		$—		$64,646	$—	$64,646		$—

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

Liabilities
						Gross Amounts Not Offset in
						the Statement of Assets &
						Liabilities
	Gross		Gross Amounts		Net Amounts of Liabilities
	Amounts of		Offset in the		Presented in the		Cash
	Recognized		Statement of Assets		Statement of Assets &	Financial	Collateral
Description	Liabilities		& Liabilities		Liabilities	Instruments	Pledged		Net Amount
Options Written	$8,048	(1)	$—	(1)	$8,048	$—	$8,048	(2)	$—
Total	$8,048		$—		$8,048	$—	$8,048		$—

(1)	Gross unrealized appreciation and depreciation as presented in the Portfolio of Investments.

(2)	The amount is limited to the net derivative balance and, accordingly, does not include excess collateral pledged of $383,938 for futures contracts.

Global Atlantic PIMCO Tactical Allocation Portfolio

Assets
						Gross Amounts Not Offset in
						the Statement of Assets &
						Liabilities
			Gross Amounts		Net Amounts of Assets
	Gross Amounts		Offset in the		Presented in the		Cash
	of Recognized		Statement of Assets		Statement of Assets &	Financial	Collateral
Description	Assets (1)		& Liabilities		Liabilities	Instruments	Pledged		Net Amount
Futures Contracts	$117,019	(1)	$(10,647	) (1)	$106,372	$—	$106,372	(2)	$—
Swap Contracts	136,636	(1)	(17,412	) (1)	$119,224	—	119,224	(2)	—
Total	$253,655		$(28,059)		$225,596	$—	$225,596		$—

Liabilities
						Gross Amounts Not Offset in
						the Statement of Assets &
						Liabilities
			Gross Amounts		Net Amounts of
	Gross Amounts		Offset in the		Liabilities Presented in		Cash
	of Recognized		Statement of Assets		the Statement of Assets	Financial	Collateral
Description	Liabilities		& Liabilities		& Liabilities	Instruments	Pledged		Net Amount
Forward Foreign
Currency Contracts	$11,334	(1)	$(4,875	) (1)	$6,459	$—	$6,459	(2)	$—
Total	$11,334		$(4,875)		$6,459	$—	$6,459		$—

(1)	Gross unrealized appreciation and depreciation as presented in the Portfolio of Investments.

(2)	The amount is limited to the net derivative balance and, accordingly, does not include excess collateral pledged of $272,637 for futures contracts and $5,918 for swap contracts.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

Global Atlantic Wellington Research Managed Risk Portfolio

Assets
						Gross Amounts Not Offset in
						the Statement of Assets &
						Liabilities
			Gross Amounts		Net Amounts of Assets
	Gross Amounts		Offset in the		Presented in the		Cash
	of Recognized		Statement of Assets		Statement of Assets &	Financial	Collateral
Description	Assets		& Liabilities		Liabilities	Instruments	Pledged		Net Amount
Futures Contracts	$38,951	(1)	$(234	) (1)	$38,717	$—	$38,717	(2)	$—
Total	$38,951		$(234)		$38,717	$—	$38,717		$—

(1)	Gross unrealized appreciation and depreciation as presented in the Portfolio of Investments.

(2)	The amount is limited to the net derivative balance and, accordingly, does not include excess collateral pledged of $13,435.

Impact of Derivatives on the Statements of Assets and Liabilities and Statements of Operations

The following is a summary of the location of derivative investments on the Global Atlantic Franklin Dividend and Income Managed Risk Portfolio, Global Atlantic PIMCO Tactical Allocation Portfolio and Global Atlantic Wellington Research Managed Risk Portfolio’s Statements of Assets and Liabilities as of December 31, 2017:

Location on the Statements of Assets and Liabilities
Derivatives Investment Type	Asset Derivatives
Equity/Interest Rate/Currency Contracts	Investments in securities, at fair value
Unrealized appreciation/(depreciation) on futures contract, net
Unrealized appreciation/(depreciation) on swap contracts, net
Unrealized appreciation/(depreciation) forward foreign currency contracts, net

The following table sets forth the fair value of the Global Atlantic Franklin Dividend and Income Managed Risk Portfolio’s, Global Atlantic PIMCO Tactical Allocation Portfolio’s, and Global Atlantic Wellington Research Managed Risk Portfolio’s derivative contracts by primary risk exposure as of December 31, 2017:

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Derivatives Investment Fair Value
				Total as of
	Equity	Interest Rate	Currency	December 31, 2017
Futures Contracts	$—	$(34,244)	$—	$(34,244)
Swap Contracts	—	21,594	—	21,594
Forward Foreign Currency Contracts	—	—	(38,192)	(38,192)
Total	$—	$(12,650)	$(38,192)	$(50,842)

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

Global Atlantic PIMCO Tactical Allocation Portfolio

Derivatives Investment Fair Value
				Total as of
	Equity	Interest Rate	Currency	December 31, 2017
Options Purchased on Indices	$246,180	$—	$—	$246,180
Options Purchased on Futures	—	2,873	—	2,873
Futures Contracts	92,699	13,673	—	106,372
Swap Contracts	—	119,224	—	119,224
Forward Foreign Currency Contracts	—		(6,459)	(6,459)
Total	$338,879	$135,770	$(6,459)	$468,190

Global Atlantic Wellington Research Managed Risk Portfolio

Derivatives Investment Fair Value
				Total as of
	Equity	Interest Rate	Currency	December 31, 2017
Futures Contracts	$—	$38,717	$—	$38,717
Total	$—	$38,717	$—	$38,717

The following is a summary of the location of derivative investments on the Global Atlantic Franklin Dividend and Income Managed Risk Portfolio’s, Global Atlantic PIMCO Tactical Allocation Portfolio’s and Global Atlantic Wellington Research Managed Risk Portfolio’s Statement of Operations for the year ended December 31, 2017:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Interest Rate/ Currency Contracts	Net realized gain (loss) on:
Investments
Futures contracts
Swap contracts
Options written
Forward foreign currency contracts
Net change in unrealized appreciation/(depreciation) on:
Investments
Futures contracts
Swap contracts
Forward foreign currency contracts

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

The following is a summary of the Global Atlantic Franklin Dividend and Income Managed Risk Portfolio’s realized and unrealized gain/(loss) on derivative investments recognized in the Statement of Operations categorized by primary risk exposure for the year ended December 31, 2017:

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Net change in unrealized appreciation/(depreciation) on derivatives recognized in the
Statement of Operations
				Total as of
	Equity	Interest Rate	Currency	December 31, 2017
Futures Contracts	$(11,460)	$(34,244)	$—	$(45,704)
Swap Contracts	—	21,594	—	21,594
Forward Foreign Currency Contracts	—	—	(38,192)	(38,192)
Total	$(11,460)	$(12,650)	$(38,192)	$(62,302)

Realized gain/(loss) on derivatives recognized in the Statement of Operations

				Total for the year ended
	Equity	Interest Rate	Currency	December 31, 2017
Futures Contracts	$(167,625)	$(99,494)	$—	$(267,119)
Swap Contracts	—	(3,445)	—	(3,445)
Forward Foreign Currency Contracts	—	—	(126,031)	(126,031)
Total	$(167,625)	$(102,939)	$(126,031)	$(396,595)

The following is a summary of the Global Atlantic PIMCO Tactical Allocation Portfolio’s realized and unrealized gain/(loss) on derivative investments recognized in the Statement of Operations categorized by primary risk exposure for the year ended December 31, 2017:

Global Atlantic PIMCO Tactical Allocation Portfolio

Net change in unrealized appreciation/(depreciation) on derivatives recognized in the
Statement of Operations
				Total as of
	Equity	Interest Rate	Currency	December 31, 2017
Options Purchased on Indices	$(26,583)	$—	$—	$(26,583)
Options Purchased on Futures	—	33	2,756	2,789
Futures Contracts	124,107	5,062	—	129,169
Swap Contracts	—	40,952	—	40,952
Forward Foreign Currency Contracts	—	—	(50,637)	(50,637)
Total	$97,524	$46,047	$(47,881)	$95,690

Realized gain/(loss) on derivatives recognized in the Statement of Operations

				Total for the year ended
	Equity	Interest Rate	Currency	December 31, 2017
Options Written	$—	$20,747	$—	$20,747
Options Purchased	(452,881)	(7,552)	—	(460,433)
Futures Contracts	1,774,763	(11,808)	—	1,762,955
Swap Contracts	—	87,465	—	87,465
Forward Foreign Currency Contracts	—	—	(9,743)	(9,743)
Total	$1,321,882	$88,852	$(9,743)	$1,400,991

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

The following is a summary of the Global Atlantic Wellington Research Managed Risk Portfolio’s realized and unrealized gain/(loss) on derivative investments recognized in the Statement of Operations categorized by primary risk exposure for the year ended December 31, 2017:

Global Atlantic Wellington Research Managed Risk Portfolio

Net change in unrealized appreciation/(depreciation) on derivatives recognized in the
Statement of Operations

				Total as of
	Equity	Interest Rate	Currency	December 31, 2017
Futures Contracts	$(4,880)	$56,061	$—	$51,181
Total	$(4,880)	$56,061	$—	$51,181

Realized gain/(loss) on derivatives recognized in the Statement of Operations

				Total for the year ended
	Equity	Interest Rate	Currency	December 31, 2017
Futures Contracts	$(43,825)	$(72,432)	$—	$(116,257)
Total	$(43,825)	$(72,432)	$—	$(116,257)

The notional value of the derivative instruments outstanding as of December 31, 2017, as disclosed in the Portfolios of Investments, and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within in the Statements of Operations serve as indicators of the volume of derivative activity for the Portfolios.

Short Sales – A Portfolio may make short sales of securities: (i) to offset potential declines in long positions in similar securities; (ii) to increase the flexibility of the Portfolio; (iii) for investment return, (iv) as part of a risk arbitrage strategy; and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. A short sale is a transaction in which the Portfolio sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When a Portfolio makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Portfolio is required to make a margin deposit in connection with such short sales; the Portfolio may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Portfolio cover its short position, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent a Portfolio sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale). A Portfolio does not intend to enter into short sales (other than short sales “against the box”) if immediately after such sales the aggregate of the value of all collateral plus the amount in such segregated account exceeds 10% of the value of the Portfolio’s net assets. This percentage may be varied by action of the Board of Trustees. A short sale is “against the box” to the extent the Portfolio contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

When-Issued and Delayed-Delivery Transactions – The Portfolios may engage in when-issued or delayed-delivery transactions. The Portfolios record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Real Estate Investment Trusts – Certain Portfolios may invest in real estate investment trusts (“REITs”). REITs are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so a Portfolio that invests in REITs will bear its proportionate share of the costs of the REITs’ operations. Along with the risks common to different types of real estate-related securities, such as loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, and possible environmental liabilities, REITs involve additional risk factors. These include poor performance by the REIT’s manager, changes to the tax laws, and failure by the REIT to qualify for tax free distribution of income or exemption under the 1940 Act. In addition, REITs are not diversified and are heavily dependent on cash flow.

Distributions from a Portfolio’s investments in REITs may be characterized as ordinary income, a net capital gain or a return of capital. The Portfolios record distributions that represent a net capital gain as a realized gain and distributions that represent a return of capital as a reduction of the cost of investment. REITs report information on the source of their distributions annually in the following calendar year. As a result, a Portfolio estimates the source of REIT distributions for accounting purposes and then makes adjustments when the actual source information is reported by the REIT. These estimates are based on the most recent REIT distribution information available.

Mortgage Dollar Roll Transactions – A mortgage dollar roll transaction involves a sale by a Portfolio of mortgage related securities that it holds with an agreement by the Portfolios to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. The Portfolios account for mortgage dollar rolls as purchases and sales transactions.

Credit Risk – There is a risk that security issuers will not make interest and/or principal payments on their securities. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes. Lower credit quality will lead to greater volatility in the price of a security and in shares of a Portfolio or an underlying fund. Lower credit quality also will affect liquidity and make it difficult to sell the security. This means that, compared to issuers of higher rated securities, issuers of lower rated securities are less likely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or may be in default or not current in the payment of interest or principal. Default, or the market’s perception that an issuer is likely to default, tends to reduce the value and liquidity of securities, thereby reducing the value of your investment in Portfolio shares. In addition, default may cause a Portfolio to directly or indirectly incur expenses in seeking recovery of principal or interest.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

Derivatives Risk – A Portfolio’s use of derivatives may increase costs, reduce the Portfolio’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. Many types of derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. A risk of a Portfolio’s use of derivatives is that the fluctuations in their values may not correlate perfectly with, and may be more sensitive to market events than, the overall securities markets. The possible lack of a liquid secondary market for derivatives and the resulting inability to sell or otherwise close-out a derivatives position at an advantageous time or price could expose a Portfolio to losses and could make derivatives more difficult to value accurately. Derivatives typically give rise to a form of leverage and may expose a Portfolio to greater risk and increase its costs. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and related regulatory requirements require the clearing and exchange trading of many standardized OTC derivative instruments deemed to be “swaps.” The Commodity Futures Trading Commission (“CFTC”) has implemented mandatory exchange-trading and clearing requirements under the Dodd-Frank Act and the CFTC continues to approve contracts for central clearing. Uncleared swaps are subject to margin requirements that are being implemented on a phase in basis. In December 2015, the SEC proposed new regulations relating to a mutual fund’s use of derivatives and related instruments. These and other regulatory developments relating to a mutual fund’s use of derivatives may limit the availability or reduce the liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives and the Portfolios. The December 2015 proposed new regulations may also make a mutual fund’s use of derivatives more costly. The regulation of the derivatives markets has increased over the past several years, and there can be no assurance that any new governmental regulation will not adversely affect a Portfolio’s ability to achieve its investment result.

Market Risk – The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, limited dealer capacity, lack of liquidity in the markets or adverse investor sentiment. Each Portfolio has exposure to instruments that may be more volatile and carry more risk than some other forms of investment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down.

A Portfolio may experience a substantial or complete loss on any individual security. Since the global financial crisis that began in 2008, the U.S. and many foreign economies continue to experience its after-effects, which have resulted, and may continue to result, in slower growth and an unusually high degree of volatility in the financial markets, both domestic and foreign. In response to the financial crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. The Federal Reserve has since reduced its market support activities and has recently started raising interest rates. Further reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental support could negatively affect the markets generally and increase market volatility. These and other changes in market conditions could reduce the value and liquidity of the securities in which a Portfolio invests. This environment could make identifying investment risks and opportunities especially difficult.

Policy and legislative changes in the U.S. and abroad affect many aspects of financial regulation and may, in some cases, contribute to decreased liquidity and increased volatility in the financial markets. Economies and financial markets around the world are becoming increasingly interconnected. As a result, whether or not a Portfolio has exposure to securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of a Portfolio’s investments may be negatively affected.

In addition, market prices of securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer’s failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates. An increase in interest rates or other adverse conditions (e.g., inflation/deflation, increased selling of fixed-income investments across other pooled investment vehicles or accounts, changes in investor perception or changes in government intervention in the markets) may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Portfolio investments, adversely affect values of portfolio holdings and increase a Portfolio’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, this has the potential to further inhibit liquidity and increase volatility in the fixed-income markets.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

Expenses – Expenses of the Trust that are directly identifiable to a specific Portfolio are charged to that Portfolio. Expenses, which are not readily identifiable to a specific Portfolio, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Portfolios in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Portfolios enter into contracts that contain a variety of representations and warranties and which provide general indemnities. Each Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios expect the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2017, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, were as follows:

Portfolio	Purchases	Sales
Global Atlantic American Funds® Managed Risk Portfolio	$95,284,808	$95,413,230
Global Atlantic Balanced Managed Risk Portfolio	45,186,389	59,836,774
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	1,757,363	25,206,302
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	170,038,199	143,706,283
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	52,917,825	50,818,529
Global Atlantic Growth Managed Risk Portfolio	227,083,596	276,795,134
Global Atlantic Moderate Growth Managed Risk Portfolio	73,109,212	81,384,386
Global Atlantic Motif Aging of America Portfolio	45,302	44,580
Global Atlantic Motif Real Estate Trends Portfolio	15,015	12,573
Global Atlantic Motif Technological Innovations Portfolio	32,711	33,364
Global Atlantic PIMCO Tactical Allocation Portfolio	113,656,777	107,526,959
Global Atlantic Select Advisor Managed Risk Portfolio	39,794,707	44,129,713
Global Atlantic Wellington Research Managed Risk Portfolio	465,840,876	457,622,299
Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio	11,173	10,466
Global Atlantic Wilshire Dynamic Global Allocation Portfolio	12,918	12,418
Global Atlantic Wilshire Dynamic Growth Allocation Portfolio	121,185	83,193
Global Atlantic Wilshire Dynamic Moderate Allocation Portfolio	40,455	10,324

The aggregate amount of purchases and sales listed above are inclusive of the cost of purchases and proceeds from sales of mortgage dollar roll transactions. The amount of these transactions is listed below.

Portfolio	Purchases	Sales
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	$35,334,457	$32,010,488
Global Atlantic PIMCO Tactical Allocation Portfolio	29,080,312	30,029,461
Global Atlantic Wellington Research Managed Risk Portfolio	181,425,422	175,582,691

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

The Adviser serves as the Portfolios’ investment adviser. The Adviser has engaged the following sub-advisers for the Portfolios:

Portfolio	Sub-Adviser
Global Atlantic American Funds® Managed Risk Portfolio	Wilshire Associates Incorporated * Milliman Financial Risk Management, LLC
Global Atlantic Balanced Managed Risk Portfolio*	BlackRock Financial Management, Inc. * Milliman Financial Risk Management, LLC
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	Milliman Financial Risk Management, LLC
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	Franklin Advisers, Inc.** Franklin Advisory Services, LLC Milliman Financial Risk Management, LLC
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	Goldman Sachs Asset Management, L.P.
Global Atlantic Growth Managed Risk Portfolio	BlackRock Financial Management, Inc. * Milliman Financial Risk Management, LLC
Global Atlantic Moderate Growth Managed Risk Portfolio	BlackRock Financial Management, Inc. * Milliman Financial Risk Management, LLC
Global Atlantic Motif Aging of America Portfolio	Motif Capital Management, Inc.
Global Atlantic Motif Real Estate Trends Portfolio	Motif Capital Management, Inc.
Global Atlantic Motif Technological Innovations Portfolio	Motif Capital Management, Inc.
Global Atlantic PIMCO Tactical Allocation Portfolio	Pacific Investment Management Company LLC
Global Atlantic Select Advisor Managed Risk Portfolio	Wilshire Associates Incorporated * Milliman Financial Risk Management, LLC
Global Atlantic Wellington Research Managed Risk Portfolio	Milliman Financial Risk Management, LLC Wellington Management Company LLP
Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio	Wilshire Associates Incorporated
Global Atlantic Wilshire Dynamic Global Allocation Portfolio	Wilshire Associates Incorporated
Global Atlantic Wilshire Dynamic Growth Allocation Portfolio	Wilshire Associates Incorporated
Global Atlantic Wilshire Dynamic Moderate Allocation Portfolio	Wilshire Associates Incorporated

*	Effective October 1, 2016.

**	Effective July 1, 2017.

The Portfolios have employed GFS to provide administration, fund accounting and transfer agent services. GFS provides a Principal Financial Officer to the Trust.

Pursuant to an Investment Advisory Agreement with the Trust, on behalf of the Portfolios, the Adviser, under the oversight of the Board, directs the daily investment operations of the Portfolios and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Portfolios pay the Adviser an advisory fee, computed on average daily net assets and accrued daily and paid monthly.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

The following chart details the annual advisory fee for each Portfolio.

Portfolio	Advisory Fee*
Global Atlantic American Funds® Managed Risk Portfolio [1]	0.900% of the first $500 million 0.875% of the next $500 million 0.850% over $1 billion

Global Atlantic Balanced Managed Risk Portfolio [2]	0.550% of the first $500 million 0.525% of the next $500 million 0.500% over $1 billion

Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	0.900%

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	0.850% of the first $500 million 0.825% of the next $500 million 0.800% over $1 billion

Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	0.850% of the first $500 million 0.825% of the next $500 million 0.800% over $1 billion

Global Atlantic Growth Managed Risk Portfolio	0.550% of the first $500 million 0.525% of the next $500 million 0.500% over $1 billion

Global Atlantic Moderate Growth Managed Risk Portfolio	0.550% of the first $500 million 0.525% of the next $500 million 0.500% over $1 billion

Global Atlantic Motif Aging of America Portfolio	0.650% of the first $100 million 0.600% of the next $150 million 0.550% of the next $250 million 0.500% over $500 million

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

Portfolio	Advisory Fee*
Global Atlantic Motif Real Estate Trends Portfolio	0.650% of the first $100 million 0.600% of the next $150 million 0.550% of the next $250 million 0.500% over $500 million

Global Atlantic Motif Technological Innovations Portfolio	0.650% of the first $100 million 0.600% of the next $150 million 0.550% of the next $250 million 0.500% over $500 million

Global Atlantic PIMCO Tactical Allocation Portfolio	0.850% of the first $500 million 0.825% of the next $500 million 0.800% over $1 billion

Global Atlantic Select Advisor Managed Risk Portfolio	0.900% of the first $500 million 0.875% of the next $500 million 0.850% over $1 billion

Global Atlantic Wellington Research Managed Risk Portfolio [3]	0.850% of the first $500 million 0.825% of the next $500 million 0.800% over $1 billion

Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio	0.360% of the first $500 million 0.350% of the next $500 million 0.340% of the next $2 billion 0.330% of the next $2 billion 0.310% over $5 billion

Global Atlantic Wilshire Dynamic Global Allocation Portfolio	0.360% of the first $500 million 0.350% of the next $500 million 0.340% of the next $2 billion 0.330% of the next $2 billion 0.310% over $5 billion

Global Atlantic Wilshire Dynamic Growth Allocation Portfolio	0.360% of the first $500 million 0.350% of the next $500 million 0.340% of the next $2 billion 0.330% of the next $2 billion 0.310% over $5 billion

Global Atlantic Wilshire Dynamic Moderate Allocation Portfolio	0.360% of the first $500 million 0.350% of the next $500 million 0.340% of the next $2 billion 0.330% of the next $2 billion 0.310% over $5 billion

*	Calculated daily based on the prior day’s net assets.

1 – Prior to February 11, 2014, the Portfolio’s advisory fee was 0.90%.

2 – Prior to February 11, 2014, the Portfolio’s advisory fee was 0.55%.

3 – Prior to February 11, 2014, the Portfolio’s advisory fee was 0.85%.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

With respect to each Portfolio, the Adviser has contractually agreed to waive its fees and to reimburse expenses, at least until the expiration dates listed below, to ensure that total annual portfolio operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation) will not exceed the average daily net asset percentages attributable to the Portfolio’s shares listed below (“Waiver Agreement”). The expense reimbursement is subject to possible recoupment from the Portfolio in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of the expense limits listed below and any expense limits applicable at the time of recoupment. The agreements may be terminated only by the Portfolio’s Board of Trustees, on 60 days’ written notice to the Adviser.

Portfolio	Expense Limitation	Expiration Date
Global Atlantic American Funds® Managed Risk Portfolio	0.86%	April 30, 2019
Global Atlantic Balanced Managed Risk Portfolio	0.91%	April 30, 2019
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	0.57%	April 30, 2019
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio*	1.15%	April 30, 2019
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	1.16%	April 30, 2019
Global Atlantic Growth Managed Risk Portfolio	0.91%	April 30, 2019
Global Atlantic Moderate Growth Managed Risk Portfolio	0.91%	April 30, 2019
Global Atlantic Motif Aging of America Portfolio	1.22%	April 30, 2019
Global Atlantic Motif Real Estate Trends Portfolio	1.22%	April 30, 2019
Global Atlantic Motif Technological Innovations Portfolio	1.22%	April 30, 2019
Global Atlantic PIMCO Tactical Allocation Portfolio	1.14%	April 30, 2019
Global Atlantic Select Advisor Managed Risk Portfolio	0.63%	April 30, 2019
Global Atlantic Wellington Research Managed Risk Portfolio	1.20%	April 30, 2019
Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio	0.75%	April 30, 2019
Global Atlantic Wilshire Dynamic Global Allocation Portfolio	0.75%	April 30, 2019
Global Atlantic Wilshire Dynamic Growth Allocation Portfolio	0.75%	April 30, 2019
Global Atlantic Wilshire Dynamic Moderate Allocation Portfolio	0.75%	April 30, 2019

*	Prior to April 28, 2017, the Portfolio’s expense limitation was 1.08%. For the period April 28, 2017 to July 5, 2017, the Portfolio’s expense limitation was inclusive of acquired fund fees and expenses. Effective July 6, 2017, the Portfolio’s expense limitation is exclusive of acquired fund fees and expenses.

In addition, the Adviser has agreed to waive 0.40% of its fees for Global Atlantic American Funds® Managed Risk Portfolio, Global Atlantic BlackRock Global Allocation Managed Risk Portfolio, and Global Atlantic Select Advisor Managed Risk Portfolio for as long as each Portfolio relies primarily on investments in underlying funds to achieve its principal investment strategy. This waiver is not subject to recoupment.

The Adviser or its affiliates may receive compensation from managers of underlying funds in which certain Portfolios invest. This compensation may create a conflict of interest for the Adviser in the selection of underlying funds for investment by the Portfolio. However, the Adviser will voluntarily reduce the amount of its compensation under its Advisory Agreement with the Portfolio by the amount of compensation received from managers of underlying funds. The minimum amount of this waiver, until at least April 30, 2019, for each Portfolio, is based on estimated amounts expected to be received during the current fiscal year. If a reasonable estimate cannot be made, the minimum may be set at 0.00%. The actual amount of each waiver may be higher to the extent the payments exceed the Adviser’s estimates, but it will not be lower. These waivers are not subject to recoupment by the Adviser. The waivers may be terminated only by the Portfolio’s Board of Trustees, on 60 days’ written notice to the Adviser.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

Portfolio	Minimum Amount of Waiver
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	0.20%
Global Atlantic Select Advisor Managed Risk Portfolio	0.14%
Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio	0.00%
Global Atlantic Wilshire Dynamic Global Allocation Portfolio	0.00%
Global Atlantic Wilshire Dynamic Growth Allocation Portfolio	0.00%
Global Atlantic Wilshire Dynamic Moderate Allocation Portfolio	0.00%

For the year ended December 31, 2017, the Adviser waived fees as follows:

Portfolio	Waiver
Global Atlantic American Funds® Managed Risk Portfolio	$935,701
Global Atlantic Balanced Managed Risk Portfolio	$3,946
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	$1,947,363
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	$299,243
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	$17,704
Global Atlantic Growth Managed Risk Portfolio	$17,431
Global Atlantic Moderate Growth Managed Risk Portfolio	$5,297
Global Atlantic PIMCO Tactical Allocation Portfolio	$17,007
Global Atlantic Select Advisor Managed Risk Portfolio	$734,124
Global Atlantic Wellington Research Managed Risk Portfolio	$60,904

If the Adviser waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Portfolio’s operating expenses are subsequently less than the expense limitation, the Adviser shall be entitled to reimbursement by the Portfolio for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Portfolio’s expenses to exceed the amount of the expense limitation. If Portfolio operating expenses subsequently exceed the expense limitation, the reimbursements shall be suspended.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

The Adviser may recapture the following amounts by the following dates:

Portfolio	December 31, 2018	December 31, 2019	December 31, 2020
Global Atlantic American Funds® Managed Risk Portfolio	$10,091	$13,328	$15,466
Global Atlantic Balanced Managed Risk Portfolio	$6,116	$5,053	$3,946
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	$687,468	$819,822	$827,503
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	$181,292	$260,257	$299,243
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	$4,593	$13,249	$17,704
Global Atlantic Growth Managed Risk Portfolio	$39,670	$25,672	$17,431
Global Atlantic Moderate Growth Managed Risk Portfolio	$9,244	$7,442	$5,297
Global Atlantic Motif Aging of America Portfolio	N/A	N/A	N/A
Global Atlantic Motif Real Estate Trends Portfolio	N/A	N/A	N/A
Global Atlantic Motif Technological Innovations Portfolio	N/A	N/A	N/A
Global Atlantic PIMCO Tactical Allocation Portfolio	$6,514	$11,766	$17,007
Global Atlantic Select Advisor Managed Risk Portfolio	$208,612	$262,953	$271,829
Global Atlantic Wellington Research Managed Risk Portfolio	$29,627	$55,984	$60,904
Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio	N/A	N/A	N/A
Global Atlantic Wilshire Dynamic Global Allocation Portfolio	N/A	N/A	N/A
Global Atlantic Wilshire Dynamic Growth Allocation Portfolio	N/A	N/A	N/A
Global Atlantic Wilshire Dynamic Moderate Allocation Portfolio	N/A	N/A	N/A

As of December 31, 2017, the following amounts expired unrecouped:

Portfolio		December 31, 2017
Global Atlantic American Funds® Managed Risk Portfolio		$43,219
Global Atlantic Balanced Managed Risk Portfolio		$10,495
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio		$302,097
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio		$43,581
Global Atlantic Growth Managed Risk Portfolio		$—
Global Atlantic Moderate Growth Managed Risk Portfolio		$—
Global Atlantic Select Advisor Managed Risk Portfolio		$80,814
Global Atlantic Wellington Research Managed Risk Portfolio		$67,806

The Trust, on behalf of the Portfolios, has adopted a distribution and shareholder servicing plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Class II shares. The fee charged under the Plan is calculated at an annual rate of 0.25% of the average daily net assets attributable to each Portfolio’s Class II shares and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Portfolios’ shareholder accounts, not otherwise required to be provided by the Adviser. The Distributor is an affiliate of GFS.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

For the year ended December 31, 2017, the Portfolios accrued the following distribution fees:

Portfolio
Global Atlantic American Funds® Managed Risk Portfolio	$576,385
Global Atlantic Balanced Managed Risk Portfolio	$241,175
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	$701,757
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	$700,654
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	$83,062
Global Atlantic Growth Managed Risk Portfolio	$1,175,003
Global Atlantic Moderate Growth Managed Risk Portfolio	$369,971
Global Atlantic Motif Aging of America Portfolio	$272
Global Atlantic Motif Real Estate Trends Portfolio	$245
Global Atlantic Motif Technological Innovations Portfolio	$312
Global Atlantic PIMCO Tactical Allocation Portfolio	$58,376
Global Atlantic Select Advisor Managed Risk Portfolio	$289,662
Global Atlantic Wellington Research Managed Risk Portfolio	$1,138,123
Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio	$68
Global Atlantic Wilshire Dynamic Global Allocation Portfolio	$69
Global Atlantic Wilshire Dynamic Growth Allocation Portfolio	$631
Global Atlantic Wilshire Dynamic Moderate Allocation Portfolio	$72

Pursuant to the terms of an administrative servicing agreement with GFS, each Portfolio pays to GFS a monthly fee for operating expenses of the Portfolio, which is calculated by each Portfolio on its average daily net assets. Pursuant to the agreement in effect for the year ended December 31, 2017, operating expenses include but are not limited to fund accounting, fund administration, transfer agency, legal fees, audit fees, compliance services, shareholder reporting expenses, trustees’ fees and custody fees. The approved entities may be affiliates of GFS.

For the year ended December 31, 2017, the Trustees received fees in the amount of $12,245 from each Portfolio.

Certain affiliates of the Distributor and GFS provide ancillary services to the Portfolios as follows:

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Portfolios on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from GFS under the administrative servicing agreement.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

5.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Portfolio creates a presumption of the control of the Portfolio, under section 2(a)(9) of the 1940 Act. As of December 31, 2017, ownership percentages of the holders of the voting securities of each Portfolio that may be deemed to control the Portfolio was as follows:

Portfolio	Account Owner	Percentage of
		Ownership as
		of December
		31, 2017
Global Atlantic American Funds® Managed Risk Portfolio	Forethought Life Insurance Company Separate Account A	100%
Global Atlantic Balanced Managed Risk Portfolio	Forethought Life Insurance Company Separate Account A	100%
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	Forethought Life Insurance Company Separate Account A	100%
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	Forethought Life Insurance Company Separate Account A	100%
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	Forethought Life Insurance Company Separate Account A	100%
Global Atlantic Growth Managed Risk Portfolio	Forethought Life Insurance Company Separate Account A	100%
Global Atlantic Moderate Growth Managed Risk Portfolio	Forethought Life Insurance Company Separate Account A	100%
Global Atlantic Motif Aging of America Portfolio	Forethought Life Insurance Company	96%
Global Atlantic Motif Real Estate Trends Portfolio	Forethought Life Insurance Company	100%
Global Atlantic Motif Technological Innovations Portfolio	Forethought Life Insurance Company	94%
Global Atlantic PIMCO Tactical Allocation Portfolio	Forethought Life Insurance Company Separate Account A	100%
Global Atlantic Select Advisor Managed Risk Portfolio	Forethought Life Insurance Company Separate Account A	100%
Global Atlantic Wellington Research Managed Risk Portfolio	Forethought Life Insurance Company Separate Account A	100%
Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio	Forethought Life Insurance Company	56%
	Forethought Life Insurance Company Separate Account A	44%

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

Portfolio	Account Owner	Percentage of
		Ownership as
		of December
		31, 2017
Global Atlantic Wilshire Dynamic Global Allocation Portfolio	Forethought Life Insurance Company	100%
Global Atlantic Wilshire Dynamic Growth Allocation Portfolio	Forethought Life Insurance Company Separate Account A	100%
Global Atlantic Wilshire Dynamic Moderate Allocation Portfolio	Forethought Life Insurance Company	30%
	Forethought Life Insurance Company Separate Account A	70%

The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

Shareholder Concentration Risk – Forethought Life Insurance Company, certain accounts, or the Adviser’s affiliates may from time to time own (beneficially or of record) or control a significant percentage of a Portfolio’s shares. Redemptions by these entities of their holdings in a Portfolio may impact the Portfolio’s liquidity and NAV. These redemptions may also force a Portfolio to sell securities.

6.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

				Net Unrealized
		Gross Unrealized	Gross Unrealized	Appreciation/
Portfolio	Tax Cost	Appreciation	Depreciation	(Depreciation)
Global Atlantic American Funds® Managed Risk Portfolio	$224,903,043	$20,625,264	$(4,927,786)	$15,697,478
Global Atlantic Balanced Managed Risk Portfolio	85,111,969	11,315,077	(401,380)	10,913,697
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	280,315,525	5,741,758	—	5,741,758
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	256,372,732	52,754,812	(4,002,511)	48,752,301
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	32,620,474	1,630,927	(106,772)	1,524,155
Global Atlantic Growth Managed Risk Portfolio	406,225,598	84,871,473	(1,230,633)	83,640,840
Global Atlantic Moderate Growth Managed Risk Portfolio	132,490,631	21,852,965	(873,309)	20,979,656
Global Atlantic Motif Aging of America Portfolio	104,770	19,818	(9,750)	10,068
Global Atlantic Motif Real Estate Trends Portfolio	102,719	7,125	(9,392)	(2,267)
Global Atlantic Motif Technological Innovations Portfolio	104,965	38,956	(1,697)	37,259
Global Atlantic PIMCO Tactical Allocation Portfolio	29,278,439	1,854,128	(195,390)	1,658,738
Global Atlantic Select Advisor Managed Risk Portfolio	105,151,738	15,429,819	(701,239)	14,728,580
Global Atlantic Wellington Research Managed Risk Portfolio	431,448,641	71,439,205	(7,605,822)	63,833,383
Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio	26,491	1,791	(165)	1,626
Global Atlantic Wilshire Dynamic Global Allocation Portfolio	26,518	2,777	(89)	2,688
Global Atlantic Wilshire Dynamic Growth Allocation Portfolio	250,795	28,803	(503)	28,300
Global Atlantic Wilshire Dynamic Moderate Allocation Portfolio	56,635	2,620	(119)	2,501

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the periods ended December 31, 2017 and December 31, 2016 was as follows:

For fiscal year ended	Ordinary	Long-Term	Return of
12/31/2017	Income	Capital Gains	Capital	Total
Global Atlantic American Funds® Managed Risk Portfolio	$2,858,743	$337,380	$—	$3,196,123
Global Atlantic Balanced Managed Risk Portfolio	1,180,586	—	—	1,180,586
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	1,778,094	—	—	1,778,094
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	2,854,796	—	—	2,854,796
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	106,993	—	—	106,993
Global Atlantic Growth Managed Risk Portfolio	6,229,367	—	—	6,229,367
Global Atlantic Moderate Growth Managed Risk Portfolio	1,754,087	—	—	1,754,087
Global Atlantic Motif Aging of America Portfolio	1,968	66	—	2,034
Global Atlantic Motif Real Estate Trends Portfolio	702	343	—	1,045
Global Atlantic Motif Technological Innovations Portfolio	1,597	—	—	1,597
Global Atlantic PIMCO Tactical Allocation Portfolio	79,664	—	—	79,664
Global Atlantic Select Advisor Managed Risk Portfolio	1,405,776	—	—	1,405,776
Global Atlantic Wellington Research Managed Risk Portfolio	2,527,768	—	—	2,527,768
Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio	565	240	—	805
Global Atlantic Wilshire Dynamic Global Allocation Portfolio	600	297	—	897
Global Atlantic Wilshire Dynamic Growth Allocation Portfolio	1,160	450	—	1,610
Global Atlantic Wilshire Dynamic Moderate Allocation Portfolio	534	353	—	887

For fiscal year ended	Ordinary	Long-Term	Return of
12/31/2016	Income	Capital Gains	Capital	Total
Global Atlantic American Funds® Managed Risk Portfolio	$2,760,660	$7,734,168	$—	$10,494,828
Global Atlantic Balanced Managed Risk Portfolio	819,848	—	—	819,848
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	3,760,014	5,627,623	—	9,387,637
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	1,544,662	—	—	1,544,662
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	887	—	—	887
Global Atlantic Growth Managed Risk Portfolio	4,733,236	—	—	4,733,236
Global Atlantic Moderate Growth Managed Risk Portfolio	1,265,693	—	—	1,265,693
Global Atlantic PIMCO Tactical Allocation Portfolio	185,709	—	—	185,709
Global Atlantic Select Advisor Managed Risk Portfolio	1,256,932	—	—	1,256,932
Global Atlantic Wellington Research Managed Risk Portfolio	1,019,567	—	—	1,019,567

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

As of December 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	Loss and	Carry	Book/Tax	Appreciation/	Accumulated
	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Global Atlantic American Funds® Managed Risk Portfolio	$3,462,567	$5,998,833	$—	$—	$—	$15,697,478	$25,158,878
Global Atlantic Balanced Managed Risk Portfolio	1,094,787	—	—	(217,054)	—	10,913,697	11,791,430
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	4,662,879	—	(62,516)	(14,414,400)	—	5,741,758	(4,072,279)
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	2,764,207	—	—	(8,431,017)	—	48,704,630	43,037,820
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	472,067	935,911	—	—	—	1,554,201	2,962,179
Global Atlantic Growth Managed Risk Portfolio	4,868,926	—	—	(34,219,009)	—	83,640,840	54,290,757
Global Atlantic Moderate Growth Managed Risk Portfolio	1,615,365	—	—	(2,703,519)	—	20,979,656	19,891,502
Global Atlantic Motif Aging of America Portfolio	975	1,931	—	—	—	10,068	12,974
Global Atlantic Motif Real Estate Trends Portfolio	1,297	718	—	—	—	(2,267)	(252)
Global Atlantic Motif Technological Innovations Portfolio	2,094	1,385	—	—	—	37,259	40,738
Global Atlantic PIMCO Tactical Allocation Portfolio	446,397	737,275	—	—	—	1,676,756	2,860,428
Global Atlantic Select Advisor Managed Risk Portfolio	1,101,805	1,454,190	—	—	—	14,728,580	17,284,575
Global Atlantic Wellington Research Managed Risk Portfolio	4,397,401	7,229,440	—	—	—	63,833,537	75,460,378
Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio	443	205	—	—	—	1,626	2,274
Global Atlantic Wilshire Dynamic Global Allocation Portfolio	478	174	—	—	—	2,688	3,340
Global Atlantic Wilshire Dynamic Growth Allocation Portfolio	4,920	3,188	—	—	—	28,300	36,408
Global Atlantic Wilshire Dynamic Moderate Allocation Portfolio	585	295	—	—	—	2,501	3,381

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed ordinary income (loss) and accumulated net realized gain (loss) from investments is primarily attributable to the tax deferral of losses on wash sales, adjustments for real estate investment trusts, return of capital distributions from C-Corporations and the mark-to-market on passive foreign investment companies and open 1256 options and futures contracts, forward foreign currency contracts and swaps. The unrealized appreciation (depreciation) in the table above includes unrealized foreign currency gains (losses) of $(1,479), $(6,076), $(39,654), and $154 for Goldman Sachs Dynamic Trends Allocation Portfolio, PIMCO Tactical Allocation Portfolio, Franklin Dividends and Income Managed Risk, and Wellington Research Managed Risk Portfolio, respectively.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Portfolios incurred and elected to defer such capital losses as follows:

Post October
Losses
Global Atlantic American Funds® Managed Risk Portfolio	$—
Global Atlantic Balanced Managed Risk Portfolio	—
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	62,516
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	—
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	—
Global Atlantic Growth Managed Risk Portfolio	—
Global Atlantic Moderate Growth Managed Risk Portfolio	—
Global Atlantic Motif Aging of America Portfolio	—
Global Atlantic Motif Real Estate Trends Portfolio	—
Global Atlantic Motif Technological Innovations Portfolio	—
Global Atlantic PIMCO Tactical Allocation Portfolio	—
Global Atlantic Select Advisor Managed Risk Portfolio	—
Global Atlantic Wellington Research Managed Risk Portfolio	—
Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio	—
Global Atlantic Wilshire Dynamic Global Allocation Portfolio	—
Global Atlantic Wilshire Dynamic Growth Allocation Portfolio	—
Global Atlantic Wilshire Dynamic Moderate Allocation Portfolio	—

At December 31, 2017, the Portfolios had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

		Non-Expiring	Non-Expiring
	Expiring	Short-Term	Long-Term	Total
Global Atlantic American Funds® Managed Risk Portfolio	$—	$—	$—	$—
Global Atlantic Balanced Managed Risk Portfolio	—	—	217,054	217,054
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	—	3,681,318	10,733,082	14,414,400
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	—	3,020,800	5,410,217	8,431,017
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	—	—	—	—
Global Atlantic Growth Managed Risk Portfolio	—	9,088,678	25,130,331	34,219,009
Global Atlantic Moderate Growth Managed Risk Portfolio	—	—	2,703,519	2,703,519
Global Atlantic Motif Aging of America Portfolio	—	—	—	—
Global Atlantic Motif Real Estate Trends Portfolio	—	—	—	—
Global Atlantic Motif Technological Innovations Portfolio	—	—	—	—
Global Atlantic PIMCO Tactical Allocation Portfolio	—	—	—	—
Global Atlantic Select Advisor Managed Risk Portfolio	—	—	—	—
Global Atlantic Wellington Research Managed Risk Portfolio	—	—	—	—
Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio	—	—	—	—
Global Atlantic Wilshire Dynamic Global Allocation Portfolio	—	—	—	—
Global Atlantic Wilshire Dynamic Growth Allocation Portfolio	—	—	—	—
Global Atlantic Wilshire Dynamic Moderate Allocation Portfolio	—	—	—	—

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

Permanent book and tax differences, primarily attributable to the book/ tax basis treatment of net operating losses and short-term capital gains, non-deductible expenses, pay downs and foreign currency losses, the reclassification of Portfolio distributions, and adjustments related to real estate investment trusts, C-Corporation return of capital distributions, passive foreign investment companies and swaps, resulted in reclassification for the following Portfolios for the period ended December 31, 2017 as follows:

	Paid	Undistributed	Accumulated
	In	Ordinary	Net Realized
	Capital	Income (Loss)	Gains (Loss)
Global Atlantic American Funds® Managed Risk Portfolio	$—	$—	$—
Global Atlantic Balanced Managed Risk Portfolio	—	—	—
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	—	—	—
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	—	(139,387)	139,387
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	—	24,240	(24,240)
Global Atlantic Growth Managed Risk Portfolio	—	—	—
Global Atlantic Moderate Growth Managed Risk Portfolio	—	—	—
Global Atlantic Motif Aging of America Portfolio	(49)	85	(36)
Global Atlantic Motif Real Estate Trends Portfolio	—	—	—
Global Atlantic Motif Technological Innovations Portfolio	(59)	951	(892)
Global Atlantic PIMCO Tactical Allocation Portfolio	(2,359)	52,185	(49,826)
Global Atlantic Select Advisor Managed Risk Portfolio	—	—	—
Global Atlantic Wellington Research Managed Risk Portfolio	—	(20,271)	20,271
Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio	(29)	29	—
Global Atlantic Wilshire Dynamic Global Allocation Portfolio	(33)	33	—
Global Atlantic Wilshire Dynamic Growth Allocation Portfolio	(61)	61	—
Global Atlantic Wilshire Dynamic Moderate Allocation Portfolio	(33)	33	—

8.	UNDERLYING INVESTMENTS IN OTHER INVESTMENT COMPANIES

The Global Atlantic Balanced Managed Risk Portfolio currently invests a portion of its assets in iShares Core U.S. Aggregate Bond ETF. The iShares Core U.S. Aggregate Bond ETF is registered under the 1940 Act as an open-end management investment company. The Portfolio may redeem its investment from the iShares Core U.S. Aggregate Bond ETF at any time if the Adviser determines that it is in the best interest of the Portfolio and its shareholders to do so.

The performance of the Global Atlantic Balanced Managed Risk Portfolio may be directly affected by the performance of the iShares Core U.S. Aggregate Bond ETF. The financial statements of the iShares Core U.S. Aggregate Bond ETF, including the portfolio of investments, can be found at the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Portfolio’s financial statements. As of December 31, 2017, the Portfolio invested 26.5% of its net assets in the iShares Core U.S. Aggregate Bond ETF.

The Global Atlantic BlackRock Global Allocation Managed Risk Portfolio currently invests a portion of its assets in BlackRock Global Allocation V.I. Fund. The BlackRock Global Allocation V.I. Fund is registered under the 1940 Act as an open-end management investment company. The Portfolio may redeem its investment from the BlackRock Global Allocation V.I. Fund at any time if the Adviser determines that it is in the best interest of the Portfolio and its shareholders to do so.

The performance of the Global Atlantic BlackRock Global Allocation Managed Risk Portfolio may be directly affected by the performance of the BlackRock Global Allocation V.I. Fund. The financial statements of the BlackRock Global Allocation V.I. Fund, including the portfolio of investments, can be found at the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Portfolio’s financial statements. As of December 31, 2017, the Portfolio invested 93.4% of its net assets in the BlackRock Global Allocation V.I. Fund.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

The Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio currently invests a portion of its assets in Fidelity Investments Money Market Funds – Government Portfolio. The Fidelity Investments Money Market Funds – Government Portfolio is registered under the 1940 Act as an open-end management investment company. The Portfolio may redeem its investment from the Fidelity Investments Money Market Funds – Government Portfolio at any time if the Adviser determines that it is in the best interest of the Portfolio and its shareholders to do so.

The performance of the Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio may be directly affected by the performance of the Fidelity Investments Money Market Funds – Government Portfolio. The financial statements of the Fidelity Investments Money Market Funds – Government Portfolio, including the portfolio of investments, can be found at the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Portfolio’s financial statements. As of December 31, 2017, the Portfolio invested 36.0% of its net assets in the Fidelity Investments Money Market Funds – Government Portfolio.

The Global Atlantic Balanced Managed Risk Portfolio, Global Atlantic Growth Managed Risk Portfolio and Global Atlantic Moderate Growth Managed Risk Portfolio currently invest a portion of their assets in iShares Core S&P 500 ETF. The iShares Core S&P 500 ETF is registered under the 1940 Act as an open-end management investment company. The Portfolio may redeem its investment from the iShares Core S&P 500 ETF at any time if the Adviser determines that it is in the best interest of the Portfolio and its shareholders to do so.

The performance of the Global Atlantic Balanced Managed Risk Portfolio, Global Atlantic Growth Managed Risk Portfolio and Global Atlantic Moderate Growth Managed Risk Portfolio may be directly affected by the performance of the iShares Core S&P 500 ETF. The financial statements of the iShares Core S&P 500 ETF, including the portfolio of investments, can be found at the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Portfolio’s financial statements. As of December 31, 2017, the Portfolios invested the following of percentages of their respective net assets in the iShares Core S&P 500 ETF:

Global Atlantic Balanced Managed Risk Portfolio	28.7%
Global Atlantic Growth Managed Risk Portfolio	44.6%
Global Atlantic Moderate Growth Managed Risk Portfolio	36.7%

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the statements of assets and liabilities have been evaluated through the date the financial statements were issued. Management has concluded that no events or transactions occurred requiring adjustment or disclosure in the financial statements except as noted below.

Effective January 1, 2018, the administrative servicing agreement with GFS was amended and restated to exclude legal counsel fees, Trustee fees, certain expenses related to Board meetings and costs associated with the preparation and filing of Forms N-PORT and N-CEN from the operating expenses covered under the terms of the agreement. Each Portfolio will bear its allocable portion of these fees.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Forethought Variable Interest Trust
and the Shareholders of Each of the Separate Series of Forethought Variable Insurance Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Global Atlantic American Funds® Managed Risk Portfolio, Global Atlantic Balanced Managed Risk Portfolio, Global Atlantic BlackRock Global Allocation Managed Risk Portfolio, Global Atlantic Franklin Dividend and Income Managed Risk Portfolio, Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio, Global Atlantic Growth Managed Risk Portfolio, Global Atlantic Moderate Growth Managed Risk Portfolio, Global Atlantic Motif Aging of America Portfolio, Global Atlantic Motif Real Estate Trends Portfolio, Global Atlantic Motif Technological Innovations Portfolio, Global Atlantic PIMCO Tactical Allocation Portfolio, Global Atlantic Select Advisor Managed Risk Portfolio, Global Atlantic Wellington Research Managed Risk Portfolio, Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio, Global Atlantic Wilshire Dynamic Global Allocation Portfolio, Global Atlantic Wilshire Dynamic Growth Allocation Portfolio, and Global Atlantic Wilshire Dynamic Moderate Allocation Portfolio (collectively, the Portfolios), each a separate series of the Forethought Variable Insurance Trust, as of December 31, 2017, and the related statements of operations for the year and periods then ended, the statements of changes in net assets for each of the periods presented, including the related notes, and the financial highlights for each of the periods presented (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of December 31, 2017, and the results of their operations for the year and periods then ended, and the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of each of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Portfolios are not required to have, nor were we engaged to perform, an audit of internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2017, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor for one or more Forethought Variable Insurance Trust investment companies since 2013.

Denver, Colorado
February 23, 2018

Global Atlantic Portfolios
EXPENSE EXAMPLES
December 31, 2017 (Unaudited)

As a shareholder of the Portfolios, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 through December 31, 2017.

Actual Expenses

The “Actual” expenses set of columns in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” expenses set of columns in the table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example for a specific Portfolio with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees or other expenses charged by your insurance contract or separate account. Therefore, the Hypothetical columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
					(5% return before
			Actual		expenses)

			Ending	Expenses	Ending	Expenses
	Portfolio’s	Beginning	Account	Paid	Account	Paid
	Annualized	Account Value	Value	During	Value	During
Class II Shares	Expense Ratio	7-1-17	12-31-17	Period*	12-31-17	Period*
Global Atlantic American Funds® Managed Risk Portfolio	0.86%	$1,000.00	$1,065.50	$4.48	$1,020.87	$4.38
Global Atlantic Balanced Managed Risk Portfolio	0.91%	$1,000.00	$1,056.20	$4.72	$1,020.62	$4.63
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	0.57%	$1,000.00	$1,051.00	$2.95	$1,022.33	$2.91
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	1.15%	$1,000.00	$1,086.10	$6.05	$1,019.41	$5.85
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	1.16%	$1,000.00	$1,046.50	$5.98	$1,019.36	$5.90

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

Global Atlantic Portfolios
EXPENSE EXAMPLES (Continued)
December 31, 2017 (Unaudited)

					Hypothetical
					(5% return before
			Actual		expenses)

	Portfolio’s		Ending	Expenses	Ending	Expenses
	Annualized	Beginning	Account	Paid	Account	Paid
	Expense	Account Value	Value	During	Value	During
Class II Shares	Ratio	7-1-17	12-31-17	Period*	12-31-17	Period*
Global Atlantic Growth Managed Risk Portfolio	0.91%	$1,000.00	$1,086.20	$4.79	$1,020.62	$4.63
Global Atlantic Moderate Growth Managed Risk Portfolio	0.91%	$1,000.00	$1,070.50	$4.75	$1,020.62	$4.63
Global Atlantic Motif Aging of America Portfolio	1.01%	$1,000.00	$1,014.50	$5.13	$1,020.11	$5.14
Global Atlantic Motif Real Estate Trends Portfolio	1.01%	$1,000.00	$1,012.70	$5.12	$1,020.11	$5.14
Global Atlantic Motif Technological Innovations Portfolio	1.01%	$1,000.00	$1,140.6	$5.45	$1,020.11	$5.14
Global Atlantic PIMCO Tactical Allocation Portfolio	1.14%	$1,000.00	$1,073.80	$5.96	$1,019.46	$5.80
Global Atlantic Select Advisor Managed Risk Portfolio	0.63%	$1,000.00	$1,072.00	$3.29	$1,022.03	$3.21
Global Atlantic Wellington Research Managed Risk Portfolio	1.20%	$1,000.00	$1,056.70	$6.22	$1,019.16	$6.11
Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio	0.72%	$1,000.00	$1,042.70	$3.71	$1,021.58	$3.67
Global Atlantic Wilshire Dynamic Global Allocation Portfolio	0.72%	$1,000.00	$1,060.00	$3.74	$1,021.58	$3.67
Global Atlantic Wilshire Dynamic Growth Allocation Portfolio	0.72%	$1,000.00	$1,079.20	$3.77	$1,021.58	$3.67
Global Atlantic Wilshire Dynamic Moderate Allocation Portfolio	0.72%	$1,000.00	$1,059.90	$3.74	$1,021.58	$3.67

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

Global Atlantic Portfolios
SUPPLEMENTAL INFORMATION
December 31, 2017 (Unaudited)

Approval of Renewal of Investment Advisory Agreement and Sub-Advisory Agreements for Global Atlantic American Funds® Managed Risk Portfolio, Global Atlantic Balanced Managed Risk Portfolio, Global Atlantic BlackRock Global Allocation Managed Risk Portfolio, Global Atlantic Franklin Dividend and Income Managed Risk Portfolio, Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio, Global Atlantic Growth Managed Risk Portfolio, Global Atlantic Moderate Growth Managed Risk Portfolio, Global Atlantic PIMCO Tactical Allocation Portfolio, Global Atlantic Select Advisor Managed Risk Portfolio and Global Atlantic Wellington Research Managed Risk Portfolio

At an in-person meeting held on August 10, 2017, the Board of Trustees (the “Trustees” or the “Board”) of Forethought Variable Insurance Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered the renewal of: (i) an investment advisory agreement between Global Atlantic Investment Advisors, LLC (the “Adviser”) and the Trust, on behalf of Global Atlantic American Funds® Managed Risk Portfolio (“Global Atlantic American”), Global Atlantic Balanced Managed Risk Portfolio (“Global Atlantic Balanced”), Global Atlantic BlackRock Global Allocation Managed Risk Portfolio (“Global Atlantic BlackRock Managed Risk”), Global Atlantic Franklin Dividend and Income Managed Risk Portfolio (“Global Atlantic Franklin”), Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio (“Global Atlantic Goldman”), Global Atlantic Growth Managed Risk Portfolio (“Global Atlantic Growth”), Global Atlantic Moderate Growth Managed Risk Portfolio (“Global Atlantic Moderate”), Global Atlantic PIMCO Tactical Allocation Portfolio (“Global Atlantic PIMCO”), Global Atlantic Select Advisor Managed Risk Portfolio (“Global Atlantic Select”) and Global Atlantic Wellington Research Managed Risk Portfolio (“Global Atlantic Wellington”) (each a “Fund” and collectively the “Funds”) (the “Advisory Agreement”); (ii) a sub-advisory agreement between the Adviser and Milliman Financial Risk Management, LLC (“Milliman”), on behalf of the Global Atlantic American, Global Atlantic Balanced , Global Atlantic BlackRock Managed Risk, Global Atlantic Franklin, Global Atlantic Growth, Global Atlantic Moderate Growth, Global Atlantic Select and Global Atlantic Wellington; (iii) a sub-advisory agreement between the Adviser and Franklin Advisory Services, LLC (“Franklin Advisory Services”), on behalf of Global Atlantic Franklin; (iv) the sub-advisory agreement between the Adviser and Goldman Sachs Asset Management, LP (“GSAM”), on behalf of Global Atlantic Goldman; (v) the sub-advisory agreement between the Adviser and Pacific Investment Management Company, LLC (“PIMCO”), on behalf of Global Atlantic PIMCO; and (vi) the sub-advisory agreement between the Adviser and Wellington Management Company LLP (“Wellington” and collectively with Franklin Advisory Services, GSAM, Milliman and PIMCO, the “Sub-Advisers”), on behalf of Global Atlantic Wellington (collectively, the “Sub-Advisory Agreements”). To discuss and review the materials relating to the proposed renewal of the Advisory Agreement and Sub-Advisory Agreements in advance of the August 10, 2017 Board meeting, the Independent Trustees met in person on July 31, 2017 with independent counsel to the Independent Trustees (“Independent Counsel”) with representatives of the Adviser and counsel to the Trust (“Trust Counsel”) in attendance and in an in-person executive session on August 9, 2017 with Independent Counsel and Trust Counsel in attendance.

Prior to the meetings, the Trustees requested, received and reviewed written responses from the Adviser and the Sub-Advisers to questions posed to the Adviser and the Sub-Advisers by counsel, on behalf of the Trustees. Following the meeting on July 31, 2017, the Independent Trustees requested additional information on certain items and the Adviser responded to those items and made certain updates, which were discussed during the meeting on August 9, 2017. Prior to the meetings, the Trustees also received a memorandum from Independent Counsel describing the legal standards for their consideration of the approval of the Advisory and Sub-Advisory Agreements. During the meetings, the Board and the Adviser discussed information relating to the Board’s consideration of the Gartenberg factors with respect to each Fund. The Trustees also reviewed comparative information relating to

Global Atlantic Portfolios
SUPPLEMENTAL INFORMATION (Continued)
December 31, 2017 (Unaudited)

advisory fees and total expenses and received in-person presentations concerning the services provided under the Advisory and Sub-Advisory Agreements from personnel of the Adviser at the August 10, 2017 Board meeting.

The Trustees relied upon the advice of counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory and Sub-Advisory Agreements and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to the Advisory and Sub-Advisory Agreements.

Nature, Extent, and Quality of Services. The Trustees requested and considered information regarding the nature, extent, and quality of services provided by the Adviser and the Sub-Advisers, as well as their expertise, resources, and capabilities. The Trustees considered, among other things, the terms of the Advisory and Sub-Advisory Agreements and the range of services provided by the Adviser and Sub-Advisers, including the complexity of certain Funds’ managed risk strategies. The Trustees also considered the financial industry experience as well as portfolio management, compliance, and operations experience of the Adviser’s and Sub-Advisers’ personnel. The Trustees reviewed the Adviser’s practices for monitoring compliance with the Funds’ investment limitations, noting that such practices continue to be of high quality. The Trustees also reviewed information regarding the financial condition of the Adviser and the Sub-Advisers related to their ongoing ability to provide services specified under the Advisory Agreement and Sub-Advisory Agreements, respectively. Based on their analysis of the data presented, the Trustees concluded that they were generally satisfied with the nature and quality of the services being provided under the Advisory and Sub-Advisory Agreements.

Performance. The Trustees requested and reviewed specific information regarding the investment performance of the relevant Funds as compared to the performance of their respective benchmark indices and peer groups for the 1-year and since inception periods. With respect to each of Global Atlantic BlackRock Managed Risk, Global Atlantic Goldman Dynamic and Global Atlantic Growth, the Trustees considered that each Fund had underperformed its benchmark for the 1-year and since inception periods and discussed with the Adviser the steps being taken to improve each Fund’s performance. The Board also noted that Global Atlantic Balanced had underperformed its benchmark for the 1-year period and that Global Atlantic PIMCO had underperformed its benchmark for the since inception period and discussed with the Adviser the steps being taken to improve each Fund’s performance. The Trustees concluded that they were generally satisfied with the Adviser’s and the Sub-Advisers’ investment performance to date.

Fees and Expenses. The Trustees reviewed the Funds’ fees and expenses, including the fees paid to the Adviser and the Sub-Advisers. The Trustees reviewed reports describing both the advisory fees charged by the Adviser and the total expense ratios of the Funds in comparison to those of peer groups selected by the Adviser that were comprised of similarly situated funds. The Trustees also reviewed information provided by each of the Sub-Advisers as to fees they charge to other clients. The Trustees considered the complexity of certain Funds’ managed risk strategies. The Trustees also considered the “spread” between the advisory and sub-advisory fees at various asset levels. The Trustees also noted the ongoing efforts of the Adviser to reduce expenses charged to shareholders by voluntarily waiving certain fees payable to the Adviser. The Trustees considered that the Adviser had agreed to contractually waive a portion of its advisory fee for each of Global Atlantic American, Global Atlantic BlackRock Managed Risk, and Global Atlantic Select as long as the respective Fund relies primarily on investment in other underlying funds to achieve its principal investment strategy, noting that the Adviser expects that for

Global Atlantic Portfolios
SUPPLEMENTAL INFORMATION (Continued)
December 31, 2017 (Unaudited)

Global Atlantic BlackRock Managed Risk this arrangement will continue until it has sufficient assets to allow for efficient direct investing in securities and other instruments by a Sub-Adviser other than Milliman (rather than indirect investing through an underlying fund). The Trustees also considered that the Adviser had agreed to waive the portion of its advisory fee for Global Atlantic BlackRock Managed Risk and Global Atlantic Select that corresponds to payments the Adviser or its affiliates may receive from sponsors of underlying funds in which the Funds may invest for certain administrative, distribution and/or marketing services provided. The Trustees also considered that the Adviser had agreed to limit each relevant Fund’s total annual operating expenses by waiving a portion of its advisory fee and/or reimbursing a Fund to the extent that its expenses exceed a specified amount. Based on their review, the Trustees concluded that the fees and expenses charged to each Fund were not unreasonable in light of the services provided to the Funds.

Profitability. The Trustees reviewed information regarding the Adviser’s cost to provide investment advisory and related services to each Fund and the Adviser’s profitability, both overall and with respect to each relevant Fund. The Trustees also reviewed information about the profitability to the Adviser and its affiliates from all services provided to the Funds and all aspects of their relationship with the Funds. The Trustees concluded that the profitability levels for the Adviser were not excessive. The Trustees were not provided with information regarding the Sub-Advisers’ profitability with respect to managing each relevant Fund. The Trustees considered, however, the information provided by the Sub-Advisers regarding fees charged to other clients and the Funds’ advisory and sub-advisory fees and total expense ratios relative to their peer groups.

Economies of Scale. The Trustees considered information regarding the Adviser’s and Sub-Advisers’ realization of economies of scale with respect to the Funds and whether the fee levels reflect these economies of scale for the benefit of each Fund’s shareholders. The Trustees noted the breakpoints in the advisory fee schedule for each relevant Fund, except Global Atlantic BlackRock Managed Risk, which reduce fee rates as the Fund assets grow over time. The Trustees considered the expense limitations and/or fee waivers that reduce the Funds’ overall expenses at all asset levels. Based on this information, the Trustees concluded that they were satisfied with the extent to which economies of scale, if any, would be shared for the benefit of the Funds’ shareholders based on currently available information and the effective advisory fee and expense ratios for the Funds and their current and reasonably anticipated asset levels. The Trustees noted, however, that they would continue to monitor the Funds’ growth and consider any additional opportunities to realize benefits from economies of scale for shareholders in the future.

Other Benefits. The Trustees considered other benefits to the Adviser and its affiliates from their relationships with the Funds, including the role of the Funds in supporting the variable annuity products and variable life policies offered by Forethought Life Insurance Company (“FLIC”) and the fact that FLIC or its affiliates receives 12b-1 fees from the Funds. The Trustees also considered other benefits to the Sub-Advisers and their affiliates from their relationships with the Funds, noting that although Milliman and GSAM had not received soft dollar benefits in connection with their sub-advisory relationships with each relevant Fund, Franklin Advisory Services, PIMCO and Wellington may receive soft dollar benefits in connection with their sub-advisory relationships with Global Atlantic Franklin, Global Atlantic PIMCO and Global Atlantic Wellington, respectively.

Conclusion. Having requested and received such information from the Adviser and Sub-Advisers as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory and Sub-Advisory Agreements, and as assisted by the advice of counsel, the Trustees, including the Independent Trustees voting separately, unanimously concluded that renewing the Advisory and Sub-Advisory Agreements was in the best interests of each Fund and its shareholders. They noted that in considering

Global Atlantic Portfolios
SUPPLEMENTAL INFORMATION (Continued)
December 31, 2017 (Unaudited)

the Advisory and Sub-Advisory Agreements, the Independent Trustees did not identify any one factor as all important. Moreover, each Trustee may have afforded different weight to the various factors in reaching a conclusion with respect to the Advisory and Sub-Advisory Agreements.

Approval of Renewal of Investment Advisory Agreement and Sub-Advisory Agreements for Global Atlantic American Funds® Managed Risk Portfolio, Global Atlantic Balanced Managed Risk Portfolio, Global Atlantic BlackRock Global Allocation Managed Risk Portfolio, Global Atlantic Franklin Dividend and Income Managed Risk Portfolio, Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio, Global Atlantic Growth Managed Risk Portfolio, Global Atlantic Moderate Growth Managed Risk Portfolio, Global Atlantic Motif Aging of America Portfolio, Global Atlantic Motif Real Estate Trends Portfolio, Global Atlantic Motif Technological Innovations Portfolio, Global Atlantic PIMCO Tactical Allocation Portfolio, Global Atlantic Select Advisor Managed Risk Portfolio, Global Atlantic Wellington Research Managed Risk Portfolio, Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio, Global Atlantic Wilshire Dynamic Global Allocation Portfolio, Global Atlantic Wilshire Dynamic Growth Allocation Portfolio and Global Atlantic Wilshire Dynamic Moderate Allocation Portfolio

At an in-person meeting held on November 9, 2017, the Board of Trustees (the “Trustees” or the “Board”) of Forethought Variable Insurance Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered the renewal of: (i) an investment advisory agreement between Global Atlantic Investment Advisors, LLC (the “Adviser”) and the Trust, on behalf of Global Atlantic American Funds® Managed Risk Portfolio (“Global Atlantic American”), Global Atlantic Balanced Managed Risk Portfolio (“Global Atlantic Balanced”), Global Atlantic BlackRock Global Allocation Managed Risk Portfolio (“Global Atlantic BlackRock Managed Risk”), Global Atlantic Franklin Dividend and Income Managed Risk Portfolio (“Global Atlantic Franklin”), Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio (“Global Atlantic Goldman”), Global Atlantic Growth Managed Risk Portfolio (“Global Atlantic Growth”), Global Atlantic Moderate Growth Managed Risk Portfolio (“Global Atlantic Moderate”), Global Atlantic Motif Aging of America Portfolio (“Global Atlantic Motif Aging”), Global Atlantic Motif Real Estate Trends Portfolio (“Global Atlantic Motif Real Estate”), Global Atlantic Motif Technological Innovations Portfolio (“Global Atlantic Motif Technological” and together with Global Atlantic Motif Aging and Global Atlantic Motif Technological, the “Global Atlantic Motif Funds”), Global Atlantic PIMCO Tactical Allocation Portfolio (“Global Atlantic PIMCO”), Global Atlantic Select Advisor Managed Risk Portfolio (“Global Atlantic Select”), Global Atlantic Wellington Research Managed Risk Portfolio (“Global Atlantic Wellington”), Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio (“Global Atlantic Wilshire Conservative”), Global Atlantic Wilshire Dynamic Global Allocation Portfolio (“Global Atlantic Wilshire Global”), Global Atlantic Wilshire Dynamic Growth Allocation Portfolio (“Global Atlantic Wilshire Growth”) and Global Atlantic Wilshire Dynamic Moderate Allocation Portfolio (“Global Atlantic Wilshire Moderate” and together with Global Atlantic Wilshire Global Conservative, Global Atlantic Wilshire Global and Global Atlantic Wilshire Growth, the “Global Atlantic Wilshire Funds”) (each a “Fund” and collectively the “Funds”) (the “Advisory Agreement”); (ii) a sub-advisory agreement between the Adviser and Milliman Financial Risk Management, LLC (“Milliman”), on behalf of the Global Atlantic American, Global Atlantic Balanced, Global Atlantic BlackRock Managed Risk, Global Atlantic Franklin, Global Atlantic Growth, Global Atlantic Moderate Growth, Global Atlantic Select and Global Atlantic Wellington; (iii) a sub-advisory agreement between the Adviser and Franklin Advisory Services, LLC (“Franklin Advisory Services”), on behalf of Global Atlantic Franklin; (iv) the sub-advisory agreement

Global Atlantic Portfolios
SUPPLEMENTAL INFORMATION (Continued)
December 31, 2017 (Unaudited)

between the Adviser and Goldman Sachs Asset Management, LP (“GSAM”), on behalf of Global Atlantic Goldman; (v) the sub-advisory agreement between the Adviser and Motif Capital Management, Inc. (“Motif”), on behalf of the Global Atlantic Motif Funds; (vi) the sub-advisory agreement between the Adviser and Pacific Investment Management Company, LLC (“PIMCO”), on behalf of Global Atlantic PIMCO; (vii) the sub-advisory agreement between the Adviser and Wellington Management Company LLP (“Wellington”), on behalf of Global Atlantic Wellington; (viii) the sub-advisory agreement between the Adviser and Wilshire Associates Incorporated (“Wilshire”), on behalf of Global Atlantic American, Global Atlantic Select Advisor, and the Global Atlantic Wilshire Funds; and (ix) the sub-advisory agreement between the Adviser and BlackRock Financial Management, Inc. (“BFM” and collectively with Franklin Advisory Services, GSAM, Milliman, Motif, PIMCO, Wellington and Wilshire, the “Sub-Advisers”), on behalf of Global Atlantic Balanced, Global Atlantic Growth and Global Atlantic Moderate, (collectively, the “Sub-Advisory Agreements”). The Trustees had previously considered and approved (i) the renewal of the Advisory Agreement between the Adviser and the Trust with respect to each of the Funds, except with respect to the Global Atlantic Motif Funds and the Global Atlantic Wilshire Funds and (ii) the Sub-Advisory Agreements with Milliman, Franklin Advisory Services, GSAM, PIMCO and Wellington at the August 8, 2017 Board meeting. In order to facilitate the transition of the Board’s annual 15(c) process to the fourth quarter Board meeting, the Trustees reconsidered and re-approved the advisory and sub-advisory agreements that it had approved at the August 7, 2017 Board meeting.

Independent Trustees met in-person on October 30, 2017 with independent counsel to the Independent Trustees (“Independent Counsel” with representatives of the Adviser and counsel to the Trust (“Trust Counsel”) participating telephonically, and in an in-person executive session with Independent Counsel and Trust Counsel present and in a separate executive session with only Independent Counsel.

Prior to the meetings, the Trustees requested, received and reviewed written responses from the Adviser and the Sub-Advisers to questions posed to the Adviser and the Sub-Advisers by counsel, on behalf of the Trustees. Prior to the meetings, the Trustees also received a memorandum from Independent Counsel describing the legal standards for their consideration of the approval of the Advisory and Sub-Advisory Agreements. During the meetings, the Board and the Adviser discussed information relating to the Board’s consideration of the Gartenberg factors with respect to each Fund. The Trustees also reviewed comparative information relating to advisory fees and total expenses and received in-person presentations concerning the services provided under the Advisory and Sub-Advisory Agreements from personnel of the Adviser at the November 9, 2017 Board meeting.

The Trustees relied upon the advice of counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory and Sub-Advisory Agreements and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to the Advisory and Sub-Advisory Agreements.

Nature, Extent, and Quality of Services. The Trustees requested and considered information regarding the nature, extent, and quality of services provided by the Adviser, BFM, Motif and Wilshire, as well as their expertise, resources, and capabilities. The Trustees noted that they had previously requested and considered materials regarding the nature, extent, and quality of services provided by Franklin Advisory Services, GSAM, Milliman, PIMCO and Wellington. The Trustees considered, among other things, the terms of the Investment Advisory and Sub-Advisory Agreements and the range of

Global Atlantic Portfolios
SUPPLEMENTAL INFORMATION (Continued)
December 31, 2017 (Unaudited)

services provided by the Adviser and Sub-Advisers, including the complexity of certain Funds’ managed risk and theme-based strategies. The Trustees also considered the financial industry experience as well as portfolio management, compliance, and operations experience of the Adviser’s and Sub-Advisers’ personnel. The Trustees reviewed the Adviser’s practices for monitoring compliance with each Fund’s investment limitations, noting that such practices continue to be adequate. The Trustees also reviewed information regarding the financial condition of the Adviser and the Sub-Advisers related to their ongoing ability to provide services specified under the Investment Advisory Agreement and Sub-Advisory Agreements, respectively. Based on their analysis of the data presented, the Trustees concluded that they were generally satisfied with the nature and quality of the services being provided under the Investment Advisory and Sub-Advisory Agreements.

Performance. The Trustees requested and reviewed specific information regarding the investment performance of each Fund as compared to the performance of respective benchmark indices and peer groups for the 1-year and since inception periods. The Board noted that Global Atlantic Goldman Dynamic, Global Atlantic Motif Technological and the Global Atlantic Wilshire Funds had underperformed their respective benchmarks for the 1-year and since-inception periods and discussed with the Adviser the steps being taken to improve the Funds’ performance. The Trustees also noted that Global Atlantic BlackRock Managed Risk, Global Atlantic Growth, Global Atlantic Motif Aging, and Global Atlantic PIMCO had also underperformed their respective benchmarks for the since inception period and discussed with the Adviser additional steps being taken to improve the Funds’ performance. The Trustees concluded that they were generally satisfied with the Adviser’s and the Sub-Advisers’ investment performance to date.

Fees and Expenses. The Trustees reviewed the Funds’ fees and expenses, including the fees paid to the Adviser and the Sub-Advisers. The Trustees reviewed reports describing both the advisory fees charged by the Adviser and the total expense ratios of each Fund in comparison to those of peer groups selected by the Adviser that were comprised of similarly situated funds. The Trustees also reviewed information provided by Motif and Wilshire as to fees they charged to other clients and noted that they had previously requested and considered such information with respect to Franklin Advisory Services, GSAM, Milliman, PIMCO and Wellington. The Trustees were not provided with information regarding fees BFM charges to other clients, but noted the representations of the Adviser that the fee arrangement with each Sub-Adviser, including BFM, were negotiated by the Adviser on an arm’s length basis. The Trustees considered the complexity of certain managed risk and theme-based strategies. The Trustees also considered the “spread” between the advisory and sub-advisory fees at various asset levels. The Trustees also noted the ongoing efforts of the Adviser to reduce expenses charged to shareholders by voluntarily waiving certain fees payable to the Adviser. The Trustees noted that at their August 2017 meeting, they had considered that the Adviser had agreed to contractually waive a portion of its advisory fee for each of Global Atlantic American, Global Atlantic BlackRock Managed Risk, and Global Atlantic Select as long as the respective Fund relies primarily on investment in other underlying funds to achieve its principal investment strategy and that the Adviser expected this arrangement would continue for Global Atlantic BlackRock Managed Risk until the Fund has sufficient assets to allow for efficient direct investing in securities and other instruments by a Sub-Adviser other than Milliman (rather than indirect investing through an underlying fund). The Trustees also noted that at their August meeting, they had considered that the Adviser had agreed to waive the portion of its advisory fee for Global Atlantic BlackRock Managed Risk and Global Atlantic Select that corresponded to payments the Adviser or its affiliates may receive from sponsors of underlying funds in which the Funds may invest for certain administrative, distribution and/or marketing services provided. The Trustees also considered that the Adviser had agreed to limit each Fund’s total annual operating expenses by waiving a portion of its advisory fee and/or reimbursing a Fund to the extent that its expenses exceed a specified amount. Based on their review, the

Global Atlantic Portfolios
SUPPLEMENTAL INFORMATION (Continued)
December 31, 2017 (Unaudited)

Trustees concluded that the advisory fee charged to each Fund and the sub-advisory fee paid by the Adviser to each Sub-Adviser were not unreasonable in light of the services provided to each respective Fund.

Profitability. The Trustees reviewed information regarding the Adviser’s cost to provide investment advisory and related services to each Fund and the Adviser’s profitability, both overall and with respect to each Fund. The Trustees also reviewed information about the profitability to the Adviser and its affiliates from all services provided to each Fund and all aspects of their relationship with each Fund. The Trustees concluded that the profitability levels for the Adviser were not excessive. The Trustees were not provided with information regarding the Sub-Advisers’ profitability with respect to managing each relevant Fund. The Trustees considered, however, the information provided by the Sub-Advisers, as applicable, regarding fees charged to other clients, the Funds’ advisory and sub-advisory fees and the Funds’ total expense ratios relative to their peer groups.

Economies of Scale. The Trustees considered information regarding the Adviser’s and Sub-Advisers’ realization of economies of scale with respect to each Fund and whether the fee levels reflect these economies of scale for the benefit of each Fund’s shareholders. The Trustees noted the breakpoints in the advisory fee schedule for each Fund, except Global Atlantic BlackRock Managed Risk, which reduce fee rates as the Fund assets grow over time. The Trustees considered the expense limitations and/or fee waivers that reduce each Fund’s overall expenses at all asset levels. Based on this information, the Trustees concluded that they were satisfied with the extent to which economies of scale, if any, would be shared for the benefit of each Fund’s shareholders based on currently available information and the effective advisory fee and expense ratios for each Fund and its current and reasonably anticipated asset levels. The Trustees noted, however, that they would continue to monitor each Fund’s growth and consider any additional opportunities to realize benefits from economies of scale for shareholders in the future.

Other Benefits. The Trustees considered other benefits to the Adviser and its affiliates from their relationships with the Funds, including the role of the Funds in supporting the variable annuity products offered by Forethought Life Insurance Company (“FLIC”) and the fact that FLIC or its affiliates receive 12b-1 fees from the Funds. The Trustees also considered other benefits to the Sub-Advisers and their affiliates from their relationships with the Funds, noting that although BFM, GSAM, Milliman, Motif and Wilshire had not received soft dollar benefits in connection with their sub-advisory relationships with each relevant Fund, Franklin Advisory Services, PIMCO and Wellington may receive soft dollar benefits in connection with their sub-advisory relationships with Global Atlantic Franklin, Global Atlantic PIMCO and Global Atlantic Wellington, respectively.

Conclusion. Having requested and received such information from the Adviser and Sub-Advisers as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory and Sub-Advisory Agreements, and as assisted by the advice of counsel, the Trustees, including the Independent Trustees voting separately, unanimously concluded that renewing the Advisory and Sub-Advisory Agreements was in the best interests of each Fund and its shareholders. They noted that in considering the Advisory and Sub-Advisory Agreements, the Independent Trustees did not identify any one factor as all important. Moreover, each Trustee may have afforded different weight to the various factors in reaching a conclusion with respect to the Advisory and Sub-Advisory Agreements.

Global Atlantic Portfolios
SUPPLEMENTAL INFORMATION (Continued)
December 31, 2017 (Unaudited)

Independent Trustees

Name, Address and Age	Position/ Term of Office [1]	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Year of Birth: 1951	Trustee since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	30	Altegris KKR Commitments Fund (since 2014); Oak Hill Advisors Mortgage Strategies Fund (Offshore) (2014-2017); Two Roads Shared Trust (since 2012); Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013).
Mitchell E. Appel Year of Birth: 1970	Trustee since 2013	President, Value Line Funds (since 2008); Chief Financial Officer (since 2008), President (since 2009), EULAV Securities LLC; President (since 2009), Treasurer (since 2011), EULAV Asset Management.	30	Value Line Funds (since 2010); EULAV Asset Management (since 2010).
Joseph E. Breslin Year of Birth: 1953	Trustee since 2013	Counsel to White Oak Global Advisors, LLC (asset management firm) (since 2016); Counsel to Common fund (asset management firm) (2014-2016); Consultant to investment managers (since 2009).	30	Kinetics Mutual Funds, Inc. (since 2000); Kinetics Portfolios Trust (since 2000); Northern Lights Fund Trust IV (since 2015);

Global Atlantic Portfolios
SUPPLEMENTAL INFORMATION (Continued)
December 31, 2017 (Unaudited)

Interested Trustees and Officers of the Trust

Name, Address and Age	Position/ Term of Office [1]	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Robert M. Arena, Jr. Year of Birth: 1968 [2]	Trustee and President/Chief Executive Officer since 2013	Co-President, Head of Life and Retirement, Global Atlantic Financial Group Limited (since 2017); Director, Managing Director, Co-President and Head of Life and Retirement, Global Atlantic Financial Company (since 2017, 2014, 2017 and 2016 respectively); Director, Co-President, Head of Life and Retirement, Global Atlantic (Fin) Company (since 2017); Director and Executive Vice President of Commonwealth Annuity and Life Insurance Company (Commonwealth) (since 2017); Director and President, Forethought Life Insurance Company (FLIC) (since 2016); Director and Chief Executive Officer of Accordia Life and Annuity Company (Accordia) (since 2017); Member, Board of Managers and President, Global Atlantic Distributors, LLC (since 2013); Executive Vice President, Forethought Financial Group, Inc. (2013-2014); President, Forethought Annuity, Forethought Financial Group, Inc.; Director and Co- President, Hartford Securities Distribution Company, Inc. (2010- 2013); Executive Vice President, Global Annuity, The Hartford (2010-2013).	30	None

Global Atlantic Portfolios
SUPPLEMENTAL INFORMATION (Continued)
December 31, 2017 (Unaudited)

Name, Address and Age	Position/ Term of Office [1]	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kathleen Redgate Year of Birth 1964[3]	Trustee since 2014	Chief Operating Officer of Global Atlantic Financial Group Limited, Commonwealth and FLIC (since 2017); Director and Chief Operating Officer of Global Atlantic (Fin) Company (since 2014 and 2017, respectively); Chief Administrative Officer of Global Atlantic Financial Group Limited and Global Atlantic Financial Company (2015 -2017); Executive Vice President and Chief Operating Officer of Global Atlantic Financial Group Limited (2013- 2015); Director, Managing Director and Chief Operating Officer of Global Atlantic Financial Company (since 2014, 2015 and 2017, respectively); Chief Operating Officer of Global Atlantic Financial Company (2014 – 2015); Managing Director of Global Atlantic (Fin) Company (2014 – 2017); Chief Administrative Officer Global Atlantic (Fin) Company (2017); Director of Commonwealth (2012 – 2017) and FLIC (2016 – 2017); Executive Vice President of Commonwealth (2015 – 2017) and FLIC (2014 – 2017); Chief Administrative Officer of Commonwealth and FLIC (2015 – 2017); Chief Operating Officer, GS Reinsurance Group (2006-2013); Vice President and Managing Director of Goldman Sachs (2000-2013).	30	Epoch Securities, Inc. (2013-2015); Commonwealth Annuity and Life Insurance Company (since 2015); First Allmerica Financial Life Insurance Company (since 2015).
Deborah Schunder Year of Birth: 1967	Vice President since 2014	Vice President, Investment Product Management, Forethought Life Insurance Company and Vice President of Global Atlantic Investment Advisors, LLC (since 2013); Director of Investment Management with Forethought Life Insurance Company (2013–2013). From 2004 to 2012, Ms. Schunder was with The Hartford, where she held roles as Director, Investment Platform Management and Director, Mutual Funds.	N/A	N/A

Global Atlantic Portfolios
SUPPLEMENTAL INFORMATION (Continued)
December 31, 2017 (Unaudited)

Name, Address and Age	Position/ Term of Office [1]	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Laura Szalyga Year of Birth: 1978	Treasurer/ Chief Financial Officer since 2013	Vice President, Gemini Fund Services, LLC (since 2015); Assistant Vice President, Gemini Fund Services, LLC (2011-2014).	N/A	N/A
Sarah M. Patterson Year of Birth: 1976	Secretary/Chief Legal Officer since 2013	Senior Vice President, Associate General Counsel and Assistant Secretary, Global Atlantic Financial Group Limited (since 2014) and Forethought Financial Group, Inc. (since 2013); Assistant Vice President and Assistant General Counsel, The Hartford (2004-2012).	N/A	N/A
Mary Cavanaugh Year of Birth: 1951	Chief Compliance Officer since 2013	Managing Director and Chief Compliance Officer, Global Atlantic Financial Group Limited (since 2014); Executive Vice President and General Counsel, Forethought Financial Group, Inc. (2007–2014); Senior Vice President and Chief Legal Officer, AIG Retirement Services (2001-2006); Executive Vice President and General Counsel, American General Retirement Services (1999-2001).	N/A	N/A

[1]	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

[2]	Mr. Arena is an interested person of the Trust because he is an officer of Global Atlantic Financial Company.

[3]	Ms. Redgate is an interested person of the Trust because she is an officer of Global Atlantic Financial Group Limited.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-881-7735.

PRIVACY NOTICE

FACTS	WHAT DOES FORETHOUGHT VARIABLE INSURANCE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Forethought Variable Insurance Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Forethought Variable Insurance Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

What we do:
How does Forethought Variable Insurance Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Forethought Variable Insurance Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Forethought Variable Insurance Trust has no affiliates.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

●     Forethought Variable Insurance Trust does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Forethought Variable Insurance Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Portfolios voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 (disclosed on Form N-PX) as well as information regarding the policies and procedures that the Portfolios use to determine how to vote proxies (disclosed in the Portfolios’ Statement of Additional Information) is available without charge, upon request, by calling 1-877-881-7735 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

Each Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Form N-Qs are available: (i) on the SEC’s website at http://www.sec.gov; (ii) on the Portfolios’ website at www.geminifund.com/GlobalAtlanticDocuments; and (iii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

INVESTMENT ADVISER	ADMINISTRATOR
Global Atlantic Investment Advisors, LLC	Gemini Fund Services, LLC
10 West Market Street, Suite 2300	80 Arkay Drive, Suite 110
Indianapolis, IN 46204	Hauppauge, NY 11788

INVESTMENT SUB-ADVISERS

BlackRock Financial Management, Inc.	Motif Capital Management, Inc.
55 East 52nd Street	400 South El Camino Real (Suite 575)
New York, NY 10055	San Mateo, CA 94402

Franklin Advisers, Inc.	Pacific Investment Management Company LLC
One Franklin Parkway	650 Newport Center Drive
San Mateo, CA 94403	Newport Beach, CA 92660

Franklin Advisory Services, LLC	Wellington Management Company LLP
101 John F. Kennedy Parkway	280 Congress Street
Short Hills, NJ 07078	Boston, MA 02210

Goldman Sachs Asset Management, L.P.	Wilshire Associates Incorporated
200 West Street	1299 Ocean Avenue, Suite 700
New York, NY 10282	Santa Monica, CA 90401

Milliman Financial Risk Management, LLC
71 S. Wacker Drive, 31st Floor
Chicago, IL 60606

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3.	Audit Committee Financial Expert. (a)(1)ii The board of directors of the fund has determined that the fund does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3) In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction. At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity. The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

FYE 2017 - $252,500

FYE 2016 - $252,500

FYE 2015 - $160,000

FYE 2014 - $125,000

(b)	Audit-Related Fees

FYE 2017 - None

FYE 2016 - None

FYE 2015 - None

FYE 2014 - None

(c)	Tax Fees

FYE 2017 - $51,000

FYE 2016 - $51,000

FYE 2015 - $20,000

FYE 2014 - $16,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

FYE 2017 - None

FYE 2016 - None

FYE 2015 - None

FYE 2014 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2014	2015	2016	2017
Audit-Related Fees:	0.00%	0.00%	0.00%	0.00%
Tax Fees:	0.00%	0.00%	0.00%	0.00%
All Other Fees:	0.00%	0.00%	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. (a) Schedule of investments in securities of unaffiliated issuers is included under Item 1; (b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. There were no material changes to the procedure by which shareholders recommend nominees to the registrant’s Board of Trustees since the date of the Registrant’s prior report of Form N-CSR or, as applicable, in response to the requirements of Item 407(c)(2)(iv) of Regulation S-X (per item 22(b)(15) of Schedule 14A).

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes in the Registrant’s internal control over financial reporting that occurred during the second quarter of the fiscal period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 12(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)	Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 12(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Forethought Variable Insurance Trust

By (Signature and Title)

  /s/ Robert M. Arena, Jr.

Robert M. Arena, Jr., President

Date       2/28/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

  /s/ Robert M. Arena, Jr.

Robert M. Arena, Jr., President

Date   2/28/18

By (Signature and Title)

  /s/ Laura Szalyga

Laura Szalyga, Treasurer

Date    2/28/18